UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08361

Goldman Sachs Variable Insurance Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Caroline Kraus

Goldman Sachs & Co. LLC

200 West Street

New York, NY 10282

Copies to:

Stephen H. Bier, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman

Sachs Variable Insurance Trust

Goldman Sachs Multi-Strategy Alternatives Portfolio

Goldman Sachs Trend Driven Allocation Fund*

*	Effective after the close of business on December 31, 2021, the Goldman Sachs Global Trends Allocation Fund was renamed the Goldman Sachs Trend Driven Allocation Fund and changed its principal investment strategy effective after the close of business on January 31, 2022.

Annual Report

December 31, 2021

Goldman Sachs Variable Insurance Trust

∎	GOLDMAN SACHS VIT MULTI-STRATEGY ALTERNATIVES PORTFOLIO

∎	GOLDMAN SACHS VIT TREND DRIVEN ALLOCATION FUND

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Variable Insurance Trust Funds — Goldman Sachs VIT Multi Asset Strategies Funds

Market Review

The capital markets and the Funds were most influenced during the 12 months ended December 31, 2021 (the “Reporting Period”) by the distribution of COVID-19 vaccines, improving economic conditions, rising inflation, higher interest rates, and continued fiscal stimulus and accommodative monetary policies from central banks and governments.

When the Reporting Period began in the first quarter of 2021, global equities added to their 2020 calendar year gains, while spread, non-government bond, and sector performance was largely negative. Rising bond yields and value-led equity markets dominated during these months. Two key drivers of performance were continued fiscal stimulus, notably the authorization of $1.9 trillion in additional COVID-19 relief spending in the U.S., and progress in the COVID-19 vaccine rollout. The accelerating rollout of COVID-19 vaccines boosted investors’ hopes of a sustainable reopening of the global economy. To varying degrees, central banks around the world leaned against market expectations for earlier than previously expected policy normalization, indicating their policies would remain accommodative despite improvements in economic growth given weak underlying inflation dynamics.

During the second calendar quarter, global equities and spread sectors recorded positive returns overall. Discussions during these months centered on the central bank liquidity tailwind, fiscal stimulus, COVID-19 vaccine rollout progress, economic reopening momentum and strong corporate profits. In May, remarkably strong U.S. inflation data, coupled with the release of a disappointing April U.S. jobs report, suggested that pandemic-related dynamics, such as temporary supply shortages, were likely to continue distorting economic data in the near term. This led to a recalibration in investors’ economic growth expectations, though the reassessment may also have reflected their concerns about the spreading Delta variant and the potential of a sooner than consensus anticipated withdrawal of U.S. Federal Reserve (“Fed”) policy support. Indeed, during June, Fed officials indicated they were mindful of increases in inflation and inflation expectations.

The third quarter of 2021 was a mixed time for risk assets. Market sentiment was broadly supported by reassuring comments from central bank officials and by strong corporate earnings. However, growing concerns about the spread of the more infectious Delta variant in numerous countries and a regulatory crackdown in China led to a large equity sell-off in September. While developed equity markets posted modest gains for the quarter, emerging markets equities were down significantly. In the fixed income markets, spread sectors were challenged by ongoing concerns about the spread of the Delta variant, especially in countries with low levels of vaccination, and its potential impact on the global economic recovery. Emerging markets debt was hurt further by worries about potential contagion from a debt crisis at one of China’s largest property developers.

During the fourth quarter of 2021, global equities broadly advanced, led by double-digit gains in the U.S. equity market. Despite a sharp increase in infections from the Omicron variant and persistent elevated inflation due to a multitude of COVID-19-related factors, U.S. economic growth continued to track well above trend. Meanwhile, corporate earnings consistently surprised to the upside, and U.S consumption of goods and services remained strong into the end of the Reporting Period. In the fixed income markets, spread sector returns were muted. Interest rates were volatile, as investors shifted forward their expectations about the withdrawal of the Fed’s accommodative policies amid a series of upside inflation surprises. Indeed, the Fed’s narrative on inflation shifted from “transitory” to “more persistent” during the fourth calendar quarter. In December, policymakers began to scale back the Fed’s $120 billion a month asset purchase program. They subsequently announced they would accelerate the pace of tapering starting in January 2022 and indicated they might hike interest rates three times in 2022.

Looking Ahead

At the end of the Reporting Period, we noted that market behavior across asset classes supported the notion that the worldwide economy was in a mid-cycle phase. Decisive action and coordination from global policymakers had successfully put many economies back on track after the COVID-19 shock. However, unprecedented levels of liquidity and the “Great Inflation Debate” were likely, in our view, to remain key drivers of macro uncertainty in 2022. Given that price stability had become the Fed’s top policy priority amid labor market improvement in 2021, we expected any Fed action in the near term to be highly data dependent and for uncertainty about that policy to add to overall market volatility.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Effective July 29, 2021, the Goldman Sachs Variable Insurance Trust — Goldman Sachs Multi-Strategy Alternatives Portfolio’s (the “Portfolio”) benchmark index changed from the ICE BofAML U.S. Dollar Three-Month LIBOR Constant Maturity Index to the ICE BofA 3-Month U.S. Treasury Bill Index. No modifications were made to the Fund’s investment objective, strategy and policies in connection with this change. Below, the Goldman Sachs Multi-Asset Solutions (“MAS”) Group discusses the Portfolio’s performance and positioning for the 12-month period ended December 31, 2021 (the “Reporting Period”).

How did the Portfolio perform during the Reporting Period?

During the Reporting Period, the Portfolio’s Institutional, Service and Advisor Shares generated average annual total returns of 5.03%, 4.84% and 4.66%, respectively. These returns compare to the 0.05% average annual total return of the Portfolio’s benchmark, the ICE BofA 3-Month U.S. Treasury Bill Index during the same period.

Please note that the Portfolio’s benchmark being the ICE BofA 3-Month U.S. Treasury Bill Index is a means of emphasizing that the Portfolio has an unconstrained strategy. That said, this Portfolio employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

What key factors were responsible for the Portfolio’s performance during the Reporting Period?

The Portfolio’s performance is driven by three sources of return: 1) long-term strategic asset allocation; 2) medium-term and short-term dynamic allocations; and 3) excess returns from investments in Underlying Funds. Long-term strategic asset allocation is the process by which the Portfolio’s assets are allocated across underlying asset classes and strategies in a way that considers the risks of each underlying asset class and strategy. Medium-term dynamic allocation is the process by which we adjust the portfolio for changes in the business or economic cycle, while short-term dynamic allocation is the implementation of tactical market views with the goal of improving the Portfolio’s risk-adjusted return. The risk-adjusted return on an investment takes into account the risk associated with that investment relative to other potential investments. Excess returns from investments in Underlying Funds is by how much the Underlying Funds outperform or underperform their respective benchmark indices.

During the Reporting Period, the Portfolio generated positive absolute returns, largely because of strategic asset allocation. Short-term dynamic allocations also added to the Portfolio’s performance, though this was partially offset by medium-term dynamic allocations, which hurt the Portfolio’s results. Security selection within the Underlying Funds had a positive impact overall on performance.

Strategic asset allocation added to the Portfolio’s performance during the Reporting Period. Within equities, the Portfolio was helped by a strategic allocation to global equities, which broadly posted gains. A strategic allocation to emerging markets equities also added slightly to performance. Although emerging markets stocks declined in the second half of the Reporting Period because of their greater sensitivity to COVID-19-induced economic slowdowns, investor concerns about possible contagion from a debt crisis at one of China’s largest property developers and fears of a regulatory crackdown in China, the Portfolio’s exposure was advantageous, primarily because of positive security selection in the Goldman Sachs Emerging Markets Equity Insights Fund. As for fixed income, the Portfolio’s strategic allocations generated mixed results. The Portfolio was aided by its strategic allocations to high yield corporate bonds and bank loans, as risk assets broadly recorded positive returns during the Reporting Period. However, the Portfolio was hampered by its strategic allocation to emerging markets debt, which detracted as the sector sold off in the second half of the Reporting Period. Additionally, our U.S. interest rate options strategy, through which we seek to profit if interest rates fall, remain constant or rise less than anticipated, hurt the Portfolio’s performance, as U.S. Treasury yields rose during the Reporting Period. (Our long U.S. interest rate options strategy is a macroeconomic hedge that buys put options on short-term interest rates. A put option is an option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying asset at a specified price within a specified time.) Regarding liquid alternatives strategies, all but two of the Portfolio’s strategic allocations produced positive returns. A strategic allocation to the Goldman Sachs Managed Futures Strategy Fund added most to the Portfolio’s performance, followed by strategic allocations to the Goldman Sachs Absolute Return Tracker Fund and the Goldman Sachs Long Short Credit Strategies Fund. However, a strategic allocation to the Goldman Sachs Alternative Premia Fund, which posted negative returns, and our volatility selling strategy detracted from the Portfolio’s performance during the Reporting

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Period. (Our volatility selling strategy seeks to benefit from changes in the level of market implied volatility (i.e., expectations of future volatility) in equity markets.)

Medium-term dynamic allocations hurt the Portfolio’s performance. When the Reporting Period began, the Portfolio expressed our medium-term dynamic view that it have decreased exposure to our long U.S. interest rate options strategy and increased exposure to 10-year U.S. Treasury futures. We modified this view over the course of the Reporting Period by adding exposure to the long U.S. interest rate options strategy and decreasing exposure to 10-year U.S. Treasury futures. Overall, this positioning had a negative impact on the Portfolio’s performance, as interest rates rose during the Reporting Period.

Short-term dynamic allocations bolstered the Portfolio’s results during the Reporting Period. The MAS Team expressed its short-term dynamic views through an allocation to the Goldman Sachs Tactical Tilt Overlay Fund (the “Underlying Tactical Fund”), which generated positive returns during the Reporting Period.

Overall, security selection within the Underlying Funds added to the Portfolio’s returns, led by those focused on liquid alternative strategies. During the Reporting Period, the Goldman Sachs Absolute Return Tracker Fund and the Goldman Sachs Long Short Credit Fund outperformed their respective benchmark indices. Within equity Underlying Funds, the Goldman Sachs Emerging Markets Equity Insights Funds and the Goldman Sachs Dynamic Global Equity Fund outperformed their respective benchmark indices. Among fixed income Underlying Funds, the Goldman Sachs Emerging Markets Debt Fund and the Goldman Sachs High Yield Bond Fund underperformed their respective benchmark indices during the Reporting Period.

How was the Portfolio positioned at the beginning of the Reporting Period?

At the beginning of the Reporting Period, the Portfolio was positioned, in terms of its total net assets, with 63.6% in liquid alternative strategies, 32.0% in real assets/satellite asset classes and 4.4% in cash. Liquid alternatives strategies generally include, but are not limited to, momentum or trend trading strategies (investment decisions based on trends in asset prices over time), hedge fund beta (long term total returns consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds), managed risk investment strategies (which seek to manage extreme risk scenarios by implementing daily and monthly risk targets across a diversified mix of asset classes), emerging markets debt and unconstrained fixed income strategies (which have the ability to move across various fixed income sectors). Real assets generally include, but are not limited to, commodities, global real estate securities, infrastructure and master limited partnerships. The strategic asset allocation of the Portfolio reflects a risk-based allocation approach to increase diversification across the Portfolio. The Portfolio had 11.8% of its total net assets invested in tactical exposures at the beginning of the Reporting Period. This above sector breakout is inclusive of derivative exposure across all asset classes.

How did you manage the Portfolio’s allocations during the Reporting Period?

During the Reporting Period, we made some changes to the Portfolio’s strategic allocations. We consider the Portfolio’s strategic asset allocation and underlying active security selection strategies the largest drivers of risk and performance. In March 2021, we added a strategic allocation to traditional equities through an investment in the Goldman Sachs Dynamic Global Equity Fund, added a strategic allocation to global infrastructure securities through an investment in the Goldman Sachs Global Infrastructure Fund and eliminated the Portfolio’s strategic allocation to real estate securities. In addition, we removed the Portfolio’s exposure to the volatility selling strategy. Overall, we adjusted the Portfolio’s risk exposures so that it would be biased toward equities and alternatives and have smaller strategic allocations to fixed income.

Within the medium-term dynamic allocation, we adjusted the Portfolio’s exposure to reflect our views on medium-term changes to the business or economic cycle. In February 2021, we adopted a pro-cyclical view and added a long position in U.S. small cap equities, which we expressed through equity index futures. We removed this view in November. In May, we increased the Portfolio’s exposure to our long U.S. interest rate options strategy by reducing its holdings of 10-year U.S. Treasury futures. During December, we reduced the Portfolio equity risk overall by decreasing its holdings of emerging markets equity index futures.

The Goldman Sachs Dynamic Global Equity Fund and the Goldman Sachs Global Infrastructure Fund were added as Underlying Funds of the Portfolio in March 2021.

How was the Portfolio positioned at the end of the Reporting Period?

At the end of the Reporting Period, the Portfolio was positioned, in terms of its total net assets, with 56.6% in liquid alternative strategies, 8.0% in traditional equity classes, 30.4% in real assets/satellite asset classes and 5.0% in cash. The Portfolio had 7.8% of its total net assets invested in tactical exposures. This above sector breakout is inclusive of derivative exposure across all asset classes.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

How did the Portfolio use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, derivatives were used primarily to express our views across developed and emerging markets equities. More specifically, the Portfolio employed equity index futures to effect long exposures in U.S. large-cap equities (positive impact on performance), U.S. small-cap equities (positive impact) and emerging markets equities (negative impact). Within fixed income during the Reporting Period, the Portfolio used interest rate futures, specifically U.S. Treasury futures, to express views on the U.S. Treasury yield curve (negative impact). Finally, the Portfolio used interest rate options in a macroeconomic hedge that seeks to profit if interest rates fall, remain constant or rise less than anticipated (negative impact).

Additionally, some of the Underlying Funds used derivatives during the Reporting Period to apply their active investment views with greater versatility and potentially to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

Were there any changes to the Portfolio’s portfolio management team during the Reporting Period?

Effective May 24, 2021, Christopher Lvoff no longer served as a portfolio manager for the Portfolio. Neill Nuttall remained a portfolio manager for the Portfolio. By design, all investment decisions for the Portfolio are performed within a team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Portfolio.

What is the Portfolio’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we maintained a cautiously positive view of risk assets, anticipated choppy markets in the near term and continued to believe that a dynamic investment approach and careful risk management could help us navigate potentially treacherous market conditions ahead.

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FUND BASICS

Multi-Strategy Alternatives Portfolio

as of December 31, 2021

OVERALL UNDERLYING FUND AND ETF WEIGHTINGS1

Percentage of Net Assets

[1]

The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund and exchange traded fund (“ETF”) reflects the value of that Underlying Fund or ETF as a percentage of net assets of the Portfolio. Figures in the graph above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities. Underlying sector allocations of exchange traded funds and investment companies held by the Portfolio are not reflected in the graph above. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Performance Summary

December 31, 2021

The following graph shows the value, as of December 31, 2021, of a $10,000 investment made on April 25, 2014 (commencement of the Portfolio’s operations) in Advisor Shares at NAV. For comparative purposes, the performance of the Portfolio’s current and former benchmarks are shown, ICE BofAML Three-Month T-Bill Index and ICE BofAML U.S. Dollar Three-Month LIBOR Constant Maturity Index, respectively. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Multi-Strategy Alternatives Portfolio’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from April 25, 2014 through December 31, 2021.

Average Annual Total Return through December 31, 2021	One Year	Five Years	Since Inception
Institutional (Commenced April 25, 2014)	5.03%	3.86%	1.86%
Service (Commenced April 25, 2014)	4.84%	3.61%	1.61%
Advisor (Commenced April 25, 2014)	4.66%	3.42%	1.46%

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GOLDMAN SACHS VARIABLE INSURANCE TRUST TREND DRIVEN ALLOCATION FUND

INVESTMENT OBJECTIVE

The Fund seeks total return while seeking to provide volatility management.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies (“QIS”) Team discusses the Goldman Sachs Variable Insurance Trust Trend Driven Allocation Fund (the “Fund”) performance and positioning for the 12-month period ended December 31, 2021 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 16.46% and 16.17%, respectively. These returns compare to the 13.10% average annual total return of the Fund’s blended benchmark, the Allocation Composite Index (the “Index”), during the same time period. The components of the Fund’s blended benchmark, which is comprised 60% of the MSCI World Index (Net, USD, Hedged) and 40% of the Bloomberg U.S. Treasury Composite Index (Total Return, Unhedged, USD), generated average annual total returns of 24.38% and -2.32%, respectively, during the same time period.

Importantly, during the Reporting Period, the Fund’s overall annualized volatility (which is measured versus the S&P 500® Index) was 6.44%, less than the S&P 500® Index’s annualized volatility of 10.57% during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund primarily seeks to achieve its investment objective by investing in a global portfolio of equity and fixed income asset classes. Under normal market conditions, the Fund expects to invest at least 40% of its assets in equity investments and at least 20% of its assets in fixed income investments. The percentage of the Fund’s portfolio exposed to any asset class or geographic region will vary from time to time as the weightings of the Fund change, and the Fund may not be invested in each asset class at all times.

As part of the Fund’s investment strategy, the Investment Adviser seeks to manage volatility and limit losses by allocating the Fund’s assets away from risky investments in distressed or volatile market environments. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index. In distressed or volatile market environments, the Fund may also hold significant amounts of U.S. Treasury, short-term or other fixed income investments, including money market funds and repurchase agreements or cash, and at times may invest up to 100% of its assets in such investments.

The Fund continued dynamically allocating across global asset classes during the Reporting Period, using a momentum-based methodology, as it sought total return while also seeking to provide volatility management. Momentum investing seeks growth of capital by gaining exposure to asset classes that have exhibited trends in price performance over selected time periods. In managing the Fund, we use a methodology that evaluates historical three-, six- and nine-month returns, volatilities and correlations across a range of nine global asset classes. Represented by indices, these asset classes include, within the equities category, U.S. large-cap and small-cap, European, Asian, emerging markets and U.K. stocks. Within the fixed income category, the Fund may allocate assets to the U.S., Europe and Japan. The analysis of these asset classes drives the aggregate allocations of the Fund over time. We believe market price momentum — either positive or negative — has significant predictive power.

During the Reporting Period, the Fund’s allocations to U.S. large-cap equities contributed most positively to absolute returns. In addition, the Fund benefited from allocations to European and U.K. equities and, to a lesser extent, Japanese stocks, emerging markets equities and U.S. small-cap equities. Conversely, an allocation to German government bonds detracted from the Fund’s absolute performance. The Fund’s allocations to Japanese government bonds and U.S. Treasury securities did not have a material impact on performance during the Reporting Period.

What was the Fund’s volatility during the Reporting Period?

As part of our investment approach, we seek to mitigate the Fund’s volatility. As mentioned earlier, for the Reporting Period overall, the Fund’s overall annualized volatility was 6.44%, less than the S&P 500® Index’s annualized volatility of 10.57%.

How was the Fund positioned during the Reporting Period?

During the Reporting Period, we tactically managed the Fund’s allocations across equity and fixed income markets based on the momentum and volatility of these asset classes. At the beginning of the Reporting Period, the Fund’s total assets were allocated

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GOLDMAN SACHS VARIABLE INSURANCE TRUST TREND DRIVEN ALLOCATION FUND

80.0% to equities, 20.0% to fixed income and 0% to cash. (Many of these positions were implemented through the use of exchanged-traded index future contracts.) Within the equity category, the Fund had allocations to all six global equity asset classes. As for fixed income, the Fund had an allocation to German government bonds at the start of the Reporting Period. It did not have allocations to U.S. Treasury securities or Japanese government bonds.

In January 2021, we reduced the Fund’s allocation to German government bonds and added an allocation to Japanese government bonds. Within equities, we trimmed the Fund’s allocation to U.S. large-cap equities and increased its allocation to European equities. Because of elevated volatility in certain equity markets, we also added a small Fund position in cash.

In February, we reduced the Fund’s allocation to European equities and increased its allocation to U.S. large-cap equities. We also increased the Fund’s allocation to German government bonds and eliminated its allocation to Japanese government bonds.

In March, we removed the Fund’s allocation to German government bonds and added an allocation to Japanese government bonds. Within equities, we trimmed the Fund’s allocation to emerging markets equities and increased its allocations to European stocks and U.S. large-cap equities.

In April, we further reduced the Fund’s allocation to emerging markets equities. We also decreased the Fund’s allocation to Japanese stocks and increased its allocations to U.S. large-cap stocks and U.K. equities.

In May, the Fund’s allocations generally remained unchanged, though we eliminated the Fund’s small allocation to emerging markets equities and increased its allocation to European equities.

In June, we added an allocation to U.S. Treasury securities, reduced its allocation to Japanese government bonds and eliminated its position in cash. The Fund’s equity allocations remained relatively unchanged.

In July, we decreased the Fund’s equity allocations and increased its allocations to fixed income. Specifically, we reduced the Fund’s allocations to U.S. large-cap and European equities and eliminated its allocation to U.S. small-cap equities. We increased the Fund’s allocation to Japanese government bonds and added an allocation to German government bonds.

In August, we increased the Fund’s equities allocations and reduced its fixed income allocations. Within equities, we added to the Fund’s allocation to U.S. large-cap stocks. Within fixed income, we eliminated the Fund’s allocation to U.S. Treasury securities and trimmed its allocation to Japanese government bonds.

In September, we decreased the Fund’s allocation in Japanese government bonds and added an allocation to U.S. Treasury securities. The Fund’s equity allocations remained relatively unchanged.

In October, the Fund’s equity allocations remained comparatively unchanged. Within fixed income, we increased the Fund’s allocation to Japanese government bonds and eliminated its allocations to German government bonds and U.S. Treasury securities.

In November, we reduced the Fund’s allocation to Japanese government bonds and added an allocation to German government bonds. Within equities, we decreased the Fund’s allocations to European and U.K. equities and added a small allocation to U.S. small-cap equities.

In December, we increased the Fund’s allocations to European and U.K. equities, trimmed its allocation to Japanese equities and eliminated its allocation to U.S. small-cap equities. Within fixed income, we reduced the Fund’s allocation to German government bonds.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, the Fund employed exchange-traded equity index futures to gain exposure to U.S. large-cap and small-cap stocks and to European, Japanese, U.K. and emerging markets equities. The use of these instruments had a positive impact overall on absolute returns. In addition, the Fund used bond futures to gain exposure to U.S., Japanese and German government bonds. On an absolute basis, the use of these instruments had a negative impact overall on the Fund’s performance.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

What is the Fund’s tactical asset allocation view and strategy for the months ahead?

At the end of the Reporting Period, the Fund’s total assets were allocated 80.0% to equities, 20.0% to fixed income and 0% to cash. (Many of these positions were implemented through the use of exchanged-traded index future contracts.) Within the equity allocation, the Fund continued to have significant exposure to U.S. large-cap stocks and, to a lesser extent, to European, U.K. and

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GOLDMAN SACHS VARIABLE INSURANCE TRUST TREND DRIVEN ALLOCATION FUND

Japanese equities. It had no exposure to emerging markets equities or U.S. small-cap stocks at the end of the Reporting Period. Within the fixed income allocation, the Fund had exposure to Japanese and German government bonds. At the end of the Reporting Period, the Fund had no exposure to U.S. Treasury securities.

Going forward, we intend to position the Fund to provide exposure to price momentum from among nine underlying asset classes, while dynamically managing the volatility, or risk, of the overall portfolio. In general, the Fund seeks to maintain a strategic allocation of 60% of its assets in equity investments and 40% of its assets in fixed income investments. The Fund may deviate from these strategic allocations in order to allocate a greater percentage to asset classes with strong momentum and to reduce its allocation to assets with weak momentum. When volatility increases, our goal is to preserve capital by proportionally increasing the Fund’s cash exposure and reducing its exposure to riskier asset classes. There is no guarantee the Fund’s dynamic management strategy will cause it to achieve its investment objective.

Change in Fund Name and Investment Objective

After the end of the Reporting Period, the Fund’s name and principal investment strategy changed. The Fund’s investment objective and benchmark indices remained the same.

Effective after the close of business on December 31, 2021, the Fund’s name will changed to the Goldman Sachs VIT Trend Driven Allocation Fund.

The Fund’s principal investment strategy changed after the close of business on January 31, 2022. As of that time, the Fund primarily seeks to achieve its investment objective by investing in a portfolio of U.S. and non-U.S. equity securities and U.S. fixed income securities. The Fund may invest in one or a combination of the following securities and instruments: pooled investment vehicles, including exchange-traded funds (“ETFs”) and other investment companies; equity securities of U.S. and non-U.S. issuers; U.S. fixed income securities; and derivatives that provide exposure to a broad spectrum of asset classes and geographic regions. Under normal market conditions, the Fund expects to invest at least 50% of its assets in equity investments and at least 30% of its assets in fixed income investments.

Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) makes investment decisions based upon its analysis of “trends” from around the world. Trends are used by the Investment Adviser to allocate the Fund’s relative weighting to equity and fixed income securities. The trends analyzed by the Investment Adviser are based on, but are not limited to, relative considerations around the prices and volatility of the underlying markets.

Further, as a result of the trends analysis, the Investment Adviser may allocate more of the Fund’s assets to investments with relatively strong recent trends and allocate assets away from investments with relatively poor recent trends. The percentage of the Fund’s portfolio exposed to any asset class or geographic region will vary from time to time as the weightings of the Fund change, and the Fund may not be invested in each asset class at all times. At times, the Fund may be heavily invested in certain asset classes or geographic regions, depending on the asset allocation of the strategy. The Fund may invest without restriction as to issuer capitalization, currency, maturity or credit rating.

As part of the Fund’s investment strategy, the Investment Adviser seeks to manage volatility and limit losses by allocating the Fund’s assets away from risky investments in distressed or volatile market environments. In this context, volatility is a statistical measurement of the magnitude of up and/or down fluctuations in the value of a financial instrument or index. In distressed or volatile market environments, the Fund may also hold significant amounts of U.S. Treasury, short-term, or other fixed income investments, including money market funds and repurchase agreements or cash, and at times may invest up to 100% of its assets in such investments. While the Investment Adviser attempts to manage the Fund’s volatility, there can be no guarantee that the Fund will be successful.

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FUND BASICS

Trend Driven Allocation Fund

as of December 31, 2021

FUND COMPOSITION1

[1]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The underlying composition of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall composition may differ from the percentages contained in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST TREND DRIVEN ALLOCATION FUND

Performance Summary

December 31, 2021

The following graph shows the value, as of December 31, 2021, of a $10,000 investment made on April 16, 2012 (commencement of the Fund’s operations) in Service Shares at net asset value (“NAV”). For comparative purposes, the performance of the Fund’s benchmark, the Allocation Composite Index, (comprised of the Morgan Stanley Capital International (MSCI) World Index (Net, USD, Hedged) (60%) and the Bloomberg U.S. Treasury Composite Index (Total Return, USD, Unhedged) (40%)) is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Trend Driven Allocation Fund’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from April 16, 2012 through December 31, 2021.

Average Annual Total Return through December 31, 2021	One Year	Five Years	Since Inception
Institutional (Commenced October 16, 2013)	16.46%	8.21%	5.69%
Service (Commenced April 16, 2012)	16.17%	7.93%	6.01%

11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Index Definitions

ICE BofAML Three-Month T-Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity, as reported by Bank of America Merrill Lynch.

ICE BofAML U.S. Dollar Three-Month LIBOR Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The index, therefore, will always have a constant maturity equal to exactly three months.

MSCI ACWI Investable Market Index captures large, mid and small cap representation across 23 developed markets and 27 emerging markets countries.

MSCI Emerging Markets Index captures large-cap and mid-cap representation across 26 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

Bloomberg U.S. Treasury Composite Index measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury. Treasury bills are excluded by the maturity constraint.

Allocation Composite Index is comprised of 60% the MSCI World Index and 40% the Bloomberg U.S. Treasury Index.

MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

It is not possible to invest directly in an unmanaged index.

12

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Schedule of Investments

December 31, 2021

Shares			Description	Value

Underlying Funds (Class R6 Shares)(a) – 94.8%
Equity – 36.7%
	569,129		Goldman Sachs Tactical Tilt Overlay Fund	$5,839,260
	103,370		Goldman Sachs Dynamic Global Equity Fund	2,391,987
	217,371		Goldman Sachs Absolute Return Tracker Fund	2,125,889
	51,581		Goldman Sachs Emerging Markets Equity Insights Fund	501,367

			Total Equity	10,858,503

Fixed Income – 58.1%
	293,284		Goldman Sachs Managed Futures Strategy Fund	2,991,500
	400,079		Goldman Sachs Alternative Premia Fund	2,688,531
	213,128		Goldman Sachs Emerging Markets Debt Fund	2,551,140
	186,254		Goldman Sachs Global Infrastructure Fund	2,503,260
	237,741		Goldman Sachs Long Short Credit Strategies Fund	2,101,630
	304,859		Goldman Sachs High Yield Fund	1,960,245
	161,806		Goldman Sachs High Yield Floating Rate Fund	1,514,507
	96,541		Goldman Sachs Strategic Income Fund	905,551

			Total Fixed Income	17,216,364

	TOTAL UNDERLYING FUNDS (CLASS R6 SHARES)
	(Cost $27,719,037)			$28,074,867

Shares		Dividend Rate		Value

Investment Company – 3.5%(a)
Goldman Sachs Financial Square Government Fund — Institutional Shares
1,042,574		0.026%		1,042,574
(Cost $1,042,574)

TOTAL INVESTMENTS – 98.3%
(Cost $28,761,611)				$29,117,441

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.7%				520,207

NET ASSETS – 100.0%				$29,637,648

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated issuer.

Currency Abbreviations:
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
MSCI Emerging Markets E-Mini Index	10	03/18/22	$608,790	$4,359
U.S. Treasury 10 Year Note	17	03/22/22	2,198,592	17,252

Total Futures Contracts				$21,611

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Schedule of Investments (continued)

December 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED OPTIONS CONTRACTS — At December 31, 2021, the Portfolio had the following purchased options contracts:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid by the Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased options contracts:

Calls
3 Month Eurodollar	99.00 USD	06/13/2022	9	$2,250,000	$9,675	$9,471	$204
3 Month Eurodollar	98.25 USD	09/19/2022	4	1,000,000	9,650	9,559	91
3 Month Eurodollar	99.00 USD	09/19/2022	12	3,000,000	9,075	9,178	(103)
3 Month Eurodollar	98.00 USD	12/19/2022	4	1,000,000	9,950	9,959	(9)
3 Month Eurodollar	98.75 USD	12/19/2022	12	3,000,000	11,100	11,128	(28)
3 Month Eurodollar	97.75 USD	03/13/2023	15	3,750,000	41,344	52,830	(11,486)
3 Month Eurodollar	97.75 USD	06/19/2023	7	1,750,000	17,631	28,547	(10,916)
3 Month Eurodollar	99.00 USD	12/19/2022	39	9,750,000	21,938	55,537	(33,599)

TOTAL				$25,500,000	$130,363	$186,209	$(55,846)

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST TREND DRIVEN ALLOCATION FUND

Schedule of Investments

December 31, 2021

Shares	Description	Value

Exchange Traded Funds – 25.1%
97,965	iShares Core S&P 500 ETF	$46,728,325
98,800	Vanguard S&P 500 ETF	43,133,116

TOTAL EXCHANGE TRADED FUNDS
(Cost $47,716,772)		$89,861,441

Shares	Dividend Rate	Value

Investment Companies(a) – 55.0%
107,548,515	Goldman Sachs Financial Square Government Fund — Institutional Shares 0.026%	$107,548,515
17,641,672	Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Shares 0.006%	17,641,672
35,780,380	Goldman Sachs Financial Square Treasury Obligations Fund — Institutional Shares 0.006%	35,780,380
35,779,565	Goldman Sachs Financial Square Treasury Solutions Fund — Institutional Shares 0.006%	35,779,565

TOTAL INVESTMENT COMPANIES
(Cost $196,750,132)		196,750,132

TOTAL INVESTMENTS – 80.1%
(Cost $244,466,904)		$286,611,573

OTHER ASSETS IN EXCESS OF LIABILITIES – 19.9%		71,041,128

NET ASSETS – 100.0%		$357,652,701

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
EURO STOXX 50 Index	603	03/18/22	$28,449,216	$985,160
Euro-Bund	234	03/08/22	46,485,126	(806,602)
FTSE 100 Index	307	03/18/22	29,765,041	669,117
Japan 10 Year Bond	31	03/14/22	40,954,776	(77,787)
Russell 2000 E-Mini Index	40	03/18/22	4,418,034	67,566
S&P 500 E-Mini Index	386	03/18/22	89,959,801	1,879,249
TOPIX Index	137	03/10/22	29,765,041	126,537

Total Futures Contracts				$2,843,240

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Statements of Assets and Liabilities

December 31, 2021

	Multi-Strategy Alternatives Portfolio	Trend Driven Allocation Fund

Assets:
Investments in unaffiliated issuers, at value (cost $0 and $47,716,772, respectively)	$—	$89,861,441
Investments in affiliated issuers, at value (cost $28,761,611 and $196,750,132, respectively)	29,117,441	196,750,132
Purchased Options, at value (premiums paid $186,209 and $0, respectively)	130,363	—
Foreign currency, at value (cost $462,562 and $60,903,234, respectively)	462,562	60,328,629
Receivables:
Collateral on certain derivative contracts	38,607	11,329,193
Fund shares sold	18,084	122,049
Reimbursement from investment adviser	14,663	20,984
Securities lending income	—	1,408
Dividends	—	462
Other assets	9,359	90,115

Total assets	29,791,079	358,504,413

Liabilities:
Variation margin on futures contracts	2,620	368,033
Payables:
Management fees	7,373	237,192
Distribution and Service fees and Transfer Agency fees	21,757	88,102
Fund shares redeemed	9,170	37,582
Accrued expenses	112,511	120,803

Total liabilities	153,431	851,712

Net Assets:
Paid-in capital	29,148,394	314,394,788
Total distributable earnings	489,254	43,257,913

NET ASSETS	$29,637,648	$357,652,701
Net Assets:
Advisor	$20,585,273	$—
Institutional	2,514,644	336,574
Service	6,537,731	357,316,127

Total Net Assets	$29,637,648	$357,652,701
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Advisor	2,115,197	—
Institutional	257,351	26,055
Service	669,610	27,785,409
Net asset value and offering price per share:
Advisor	$9.73	$—
Institutional	9.77	12.92
Service	9.76	12.86

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Statements of Operations

For the Fiscal Year Ended December 31, 2021

	Multi-Strategy Alternatives Portfolio	Trend Driven Allocation Fund

Investment income:
Dividends — unaffiliated issuers	$—	$1,140,659
Dividends — affiliated Underlying Funds	672,975	35,688
Securities lending income — affiliated issuer	—	1,610

Total investment income	672,975	1,177,957

Expenses:
Management fees	39,904	2,766,329
Distribution and Service (12b-1) fees(a)	41,875	874,629
Professional fees	89,357	118,615
Transfer Agency fees(a)	5,320	70,029
Custody, accounting and administrative services	66,310	67,661
Printing and mailing costs	55,884	47,238
Service fees — Advisor Shares	47,768	—
Trustee fees	19,283	19,749
Other	4,605	14,781

Total expenses	370,306	3,979,031

Less — expense reductions	(216,995)	(771,583)

Net expenses	153,311	3,207,448

NET INVESTMENT INCOME (LOSS)	519,664	(2,029,491)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(5,599)	13,086,829
Investments — affiliated Underlying Funds	489,006	—
Futures	(49,098)	31,396,196
Purchased options	28,111	—
Foreign currency transactions	(2,091)	(478,659)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	—	10,111,641
Investments — affiliated Underlying Funds	242,438	—
Futures	1,992	837,234
Purchased options	(112,175)	—
Foreign currency translations	5,241	(701,274)

Net realized and unrealized gain	597,825	54,251,967

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,117,489	$52,222,476

(a)	Class specific Distribution and/or Service and Transfer Agency Fees were as follows:

	Distribution and/or Service (12b-1) Fees		Transfer Agency Fees
Fund	Advisor	Service	Advisor	Institutional	Service
Multi-Strategy Alternatives Portfolio	$29,322	$12,553	$3,854	$462	$1,004
Trend Driven Allocation	—	874,629	—	63	69,966

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Statements of Changes in Net Assets

	Multi-Strategy Alternatives Portfolio		Trend Driven Allocation Fund
	For the Fiscal Year Ended December 31, 2021	For the Fiscal Year Ended December 31, 2020	For the Fiscal Year Ended December 31, 2021	For the Fiscal Year Ended December 31, 2020

From operations:
Net investment income (loss)	$519,664	$492,763	$(2,029,491)	$(399,657)
Net realized gain	460,329	501,405	44,004,366	4,394,683
Net change in unrealized gain	137,496	520,781	10,247,601	8,569,920

Net increase in net assets resulting from operations	1,117,489	1,514,949	52,222,476	12,564,946

Distributions to shareholders:
From distributable earnings:
Advisor Shares	(268,995)	(298,027)	—	—
Institutional Shares	(41,966)	(30,659)	(40,198)	(5,497)
Service Shares	(96,854)	(63,162)	(43,019,719)	(5,648,001)

Total distributions to shareholders	(407,815)	(391,848)	(43,059,917)	(5,653,498)

From share transactions:
Proceeds from sales of shares	9,602,512	7,433,283	16,311,964	18,343,800
Reinvestment of distributions	407,815	391,848	43,059,917	5,653,498
Cost of shares redeemed	(3,772,014)	(5,834,245)	(46,955,103)	(40,330,893)

Net increase (decrease) in net assets resulting from share transactions	6,238,313	1,990,886	12,416,778	(16,333,595)

TOTAL INCREASE (DECREASE)	6,947,987	3,113,987	21,579,337	(9,422,147)

Net Assets:

Beginning of year	22,689,661	19,575,674	336,073,364	345,495,511

End of year	$29,637,648	$22,689,661	$357,652,701	$336,073,364

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Strategy Alternatives Portfolio
	Institutional Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017

Per Share Data

Net asset value, beginning of year	$9.46	$9.02	$8.51	$9.39	$9.10

Net investment income(a)(b)	0.23	0.25	0.30	0.24	0.21

Net realized and unrealized gain (loss)	0.25	0.39	0.48	(0.87)	0.30

Total from investment operations	0.48	0.64	0.78	(0.63)	0.51

Distributions to shareholders from net investment income	(0.17)	(0.20)	(0.27)	(0.25)	(0.22)

Net asset value, end of year	$9.77	$9.46	$9.02	$8.51	$9.39

Total Return(c)	5.03%	7.05%	9.11%	(6.74)%	5.60%

Net assets, end of year (in 000’s)	$2,515	$1,520	$1,309	$745	$453

Ratio of net expenses to average net assets(d)	0.22%	0.21%	0.25%	0.22%	0.21%

Ratio of total expenses to average net assets(d)	1.02%	1.39%	1.60%	1.57%	1.47%

Ratio of net investment income to average net assets	2.29%	2.73%	3.30%	2.62%	2.20%

Portfolio turnover rate(e)	25%	5%	26%	61%	53%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Strategy Alternatives Portfolio
	Service Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017

Per Share Data

Net asset value, beginning of year	$9.45	$9.02	$8.52	$9.41	$9.13

Net investment income(a)(b)	0.20	0.23	0.32	0.28	0.27

Net realized and unrealized gain (loss)	0.26	0.38	0.43	(0.93)	0.22

Total from investment operations	0.46	0.61	0.75	(0.65)	0.49

Distributions to shareholders from net investment income	(0.15)	(0.18)	(0.25)	(0.24)	(0.21)

Net asset value, end of year	$9.76	$9.45	$9.02	$8.52	$9.41

Total Return(c)	4.84%	6.70%	8.82%	(6.93)%	5.37%

Net assets, end of year (in 000’s)	$6,538	$3,472	$2,857	$811	$105

Ratio of net expenses to average net assets(d)	0.47%	0.46%	0.51%	0.47%	0.46%

Ratio of total expenses to average net assets(d)	1.28%	1.65%	1.86%	1.95%	1.73%

Ratio of net investment income to average net assets	2.04%	2.51%	3.54%	3.08%	2.88%

Portfolio turnover rate(e)	25%	5%	26%	61%	53%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Strategy Alternatives Portfolio
	Advisor Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017

Per Share Data

Net asset value, beginning of year	$9.42	$8.99	$8.49	$9.36	$9.08

Net investment income(a)(b)	0.18	0.20	0.24	0.17	0.17

Net realized and unrealized gain (loss)	0.26	0.39	0.49	(0.83)	0.30

Total from investment operations	0.44	0.59	0.73	(0.66)	0.47

Distributions to shareholders from net investment income	(0.13)	(0.16)	(0.23)	(0.21)	(0.19)

Net asset value, end of year	$9.73	$9.42	$8.99	$8.49	$9.36

Total Return(c)	4.66%	6.56%	8.60%	(7.09)%	5.14%

Net assets, end of year (in 000’s)	$20,585	$17,698	$15,410	$13,460	$15,512

Ratio of net expenses to average net assets(d)	0.62%	0.61%	0.64%	0.62%	0.61%

Ratio of total expenses to average net assets(d)	1.44%	1.79%	2.01%	1.93%	1.88%

Ratio of net investment income to average net assets	1.89%	2.28%	2.61%	1.92%	1.78%

Portfolio turnover rate(e)	25%	5%	26%	61%	53%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS VARIABLE INSURANCE TRUST TREND DRIVEN ALLOCATION FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Variable Insurance Trust Trend Driven Allocation Fund
	Institutional Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017

Per Share Data

Net asset value, beginning of year	$12.61	$12.32	$11.65	$12.46	$11.33

Net investment income (loss)(a)	(0.04)	0.02	0.15	0.14	0.06

Net realized and unrealized gain (loss)	2.10	0.52	1.28	(0.64)	1.46

Total from investment operations	2.06	0.54	1.43	(0.50)	1.52

Distributions to shareholders from net investment income	—	(0.07)	(0.22)	(0.12)	(0.07)

Distributions to shareholders from net realized gains	(1.75)	(0.18)	(0.54)	(0.19)	(0.32)

Total distributions	(1.75)	(0.25)	(0.76)	(0.31)	(0.39)

Net asset value, end of year	$12.92	$12.61	$12.32	$11.65	$12.46

Total Return(b)	16.46%	4.35%	12.29%	(4.08)%	13.36%

Net assets, end of year (in 000’s)	$337	$289	$277	$247	$30

Ratio of net expenses to average net assets	0.65%	0.60%	0.59%	0.51%	0.68%

Ratio of total expenses to average net assets	0.87%	0.90%	0.89%	0.86%	0.86%

Ratio of net investment income (loss) to average net assets	(0.32)%	0.13%	1.18%	1.13%	0.46%

Portfolio turnover rate(c)	12%	168%	61%	60%	64%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST TREND DRIVEN ALLOCATION FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Variable Insurance Trust Trend Driven Allocation Fund
	Service Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017

Per Share Data

Net asset value, beginning of year	$12.59	$12.30	$11.64	$12.45	$11.32

Net investment income (loss)(a)	(0.08)	(0.01)	0.11	0.08	0.03

Net realized and unrealized gain (loss)	2.10	0.51	1.28	(0.62)	1.46

Total from investment operations	2.02	0.50	1.39	(0.54)	1.49

Distributions to shareholders from net investment income	—	(0.03)	(0.19)	(0.08)	(0.04)

Distributions to shareholders from net realized gains	(1.75)	(0.18)	(0.54)	(0.19)	(0.32)

Total distributions	(1.75)	(0.21)	(0.73)	(0.27)	(0.36)

Net asset value, end of year	$12.86	$12.59	$12.30	$11.64	$12.45

Total Return(b)	16.17%	4.10%	11.94%	(4.34)%	13.11%

Net assets, end of year (in 000’s)	$357,316	$335,784	$345,219	$395,842	$406,867

Ratio of net expenses to average net assets	0.92%	0.85%	0.84%	0.81%	0.93%

Ratio of total expenses to average net assets	1.14%	1.15%	1.14%	1.11%	1.11%

Ratio of net investment income (loss) to average net assets	(0.58)%	(0.12)%	0.91%	0.63%	0.21%

Portfolio turnover rate(c)	12%	168%	61%	60%	64%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Notes to Financial Statements

December 31, 2021

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Multi-Strategy Alternatives	Institutional, Service and Advisor	Diversified
Trend Driven Allocation	Institutional and Service	Diversified

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

The Multi-Strategy Alternatives Portfolio invests primarily in a combination of domestic and international equity and fixed income underlying funds (“Underlying Funds”) which are registered under the Act, for which GSAM acts as investment adviser. Additionally, the Multi-Strategy Alternatives Portfolio may invest a portion of its assets directly in other securities and instruments, including unaffiliated exchange traded funds (“Unaffiliated Funds”).

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.   Investment Valuation — Each Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Funds are charged to the Funds, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees. Expenses included in the accompanying financial statements reflect the expenses of the Funds and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Notes to Financial Statements (continued)

December 31, 2021

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, each Fund’s shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETF’s are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

ii.  Options — When the Multi-Strategy Alternatives Portfolio writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2021:

MULTI-STRATEGY ALTERNATIVES PORTFOLIO
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income Underlying Funds	$17,216,364	$—	$—
Equity Underlying Funds	10,858,503	—	—
Investment Company	1,042,574	—	—

Total	$29,117,441	$—	$—

Derivative Type

Assets
Futures Contracts(a)	$21,611	$—	$—
Purchased Options Contracts	130,363	—	—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Notes to Financial Statements (continued)

December 31, 2021

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

TREND DRIVEN ALLOCATION FUND
Investment Type	Level 1	Level 2	Level 3

Assets
Exchange Traded Funds	$89,861,441	$—	$—
Investment Companies	196,750,132	—	—

Total	$286,611,573	$—	$—

Derivative Type

Assets(a)
Futures Contracts	$3,727,629	$—	$—

Derivative Type

Liabilities(a)
Futures Contracts	$(884,389)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2021. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Multi-Strategy Alternatives

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Equity	Variation margin on futures contracts	$4,359	(a)	—	$—
Interest Rate	Purchased options contracts, at value and variation margin on futures contracts	147,615		—	—

Total		$151,974			—

Trend Driven Allocation

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Equity	Variation margin on futures contracts	$3,727,629	(a)	—	$—	(a)
Interest Rate	—	—	(a)	Variation margin on futures contracts	(884,389	)(a)

Total		$3,727,629			$(884,389)

(a)

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of December 31, 2021, is reported within the Statements of Assets and Liabilities.

28

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

4.    INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the year ended December 31, 2021. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Multi-Strategy Alternatives

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$17,133	$(14,432)
Interest Rate	Net realized gain (loss) from futures contracts and purchased options/Net change in unrealized gain (loss) on futures contracts and purchased options	(38,120)	(95,751)

Total		$(20,987)	$(110,183)

Trend Driven Allocation

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$32,201,836	$1,843,888
Interest Rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(805,640)	(1,006,654)

Total		$31,396,196	$837,234

For the fiscal year ended December 31, 2021, the relevant values for each derivative type were as follows:

	Average Number of Contracts(1)
Fund	Futures Contracts	Purchased Options
Multi-Strategy Alternatives	26	42
Trend Driven Allocation	1,818	—

(1)

Amounts disclosed represent average number of contracts for futures and purchased options contracts, based on absolute values, which is indicative of volume of this derivative type, for the months that the Funds held such derivatives during the fiscal year ended December 31, 2021.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.    Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Multi-Strategy Alternatives Portfolio and Trend Driven Allocation Fund business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

29

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Notes to Financial Statements (continued)

December 31, 2021

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended December 31, 2021, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
Multi-Strategy Alternatives	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15	%*
Trend Driven Allocation	0.79%	0.71%	0.68%	0.66%	0.65%	0.79%	0.65%**

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
*

GSAM agreed to waive a portion of its management fees in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 30, 2022, and prior to such date GSAM may not terminate the arrangement without approval of the trustees. For the fiscal year ended December 31, 2021, GSAM waived $39,904 of its management fee.

**

GSAM agreed to waive a portion of its management fees in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 30, 2022, and prior to such date GSAM may not terminate the arrangement without approval of the trustees. For the fiscal year ended December 31, 2021, GSAM waived $420,205 of its management fee.

The Multi-Strategy Alternatives Portfolio invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund and Trend Driven Allocation Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government, Goldman Sachs Financial Square Treasury Instruments, Goldman Sachs Financial Square Treasury Obligations, and Goldman Sachs Financial Square Treasury Solutions Funds, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2021, GSAM waived $502 and $307,887 of the Multi-Strategy Alternatives Portfolio’s and Trend Driven Allocation Fund’s management fee, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Service Shares of the Funds has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Funds’ average daily net assets attributable to Service Shares.

The Trust, on behalf of Advisor Shares of the Multi-Strategy Alternatives Portfolio, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.15% of the Multi-Strategy Alternatives Portfolio’s average daily net assets attributable to Advisor Shares.

C.  Service Plans — The Trust, on behalf of Advisor Shares of the Multi-Strategy Alternatives Portfolio, has adopted a Service Plan to allow Advisor Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and administration services to their customers who are beneficial owners of such shares. The Service Plans each provide for compensation to the service organizations equal to 0.25% of the average daily net assets attributable to Advisor Shares of the Multi-Strategy Alternatives Portfolio.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional, Service and Advisor Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification,

30

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Multi-Strategy Alternatives Portfolio and Trend Driven Allocation Fund are 0.204% and 0.004%, respectively. These Other Expense limitations will remain in place through at least April 30, 2022, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2021, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Total Expense Reductions
Multi-Strategy Alternatives	$40,407	$176,588	$216,995
Trend Driven Allocation	$526,905	$244,678	$771,583

F.  Line of Credit Facility — As of December 31, 2021, the Funds participated in a $1,000,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2021, the Funds did not have any borrowings under the facility. Prior to April 26, 2021, the facility was $700,000,000.

G.  Other Transactions with Affiliates — The following table provides information about Goldman Sachs Variable Insurance Trust Trend Driven Allocation Fund’s investments in the Goldman Sachs Financial Square Government, Goldman Sachs Financial Square Treasury Instruments, Goldman Sachs Financial Square Treasury Obligations, and Goldman Sachs Financial Square Treasury Solutions Funds as of and for the year ended December 31, 2021.

Investment Companies	Beginning Value as of December 31, 2020	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2021	Shares as of December 31, 2021	Dividend Income
Goldman Sachs Financial Square Government Fund	$100,915,798	$71,534,817	$(64,902,100)	$107,548,515	107,548,515	$28,550
Goldman Sachs Financial Square Treasury Instruments Fund	16,674,108	967,564	—	$17,641,672	17,641,672	1,263
Goldman Sachs Financial Square Treasury Obligations Fund	33,348,216	3,582,601	(1,150,437)	$35,780,380	35,780,380	4,033
Goldman Sachs Financial Square Treasury Solutions Fund	33,348,216	3,581,786	(1,150,437)	$35,779,565	35,779,565	1,842

Total	$184,286,338	$79,666,768	$(67,202,974)	$196,750,132		$35,688

As of December 31, 2021, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 12% of the Institutional Shares of the Trend Driven Allocation Fund.

31

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Notes to Financial Statements (continued)

December 31, 2021

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Multi-Strategy Alternatives Portfolio invests primarily in Class R6 Shares of the Underlying Funds. These Underlying Funds are considered to be affiliated with the Multi-Strategy Alternatives Portfolio. The tables below show the transactions in and earnings from investments in these Underlying Funds for the year ended December 31, 2021:

	Market Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 12/31/2021	Shares as of December 31, 2021	Dividend Income
Goldman Sachs Absolute Return Tracker	$1,768,751	$718,884	$(493,856)	$185,130	$(53,020)	$2,125,889	217,371	$—
Goldman Sachs Alternative Premia Fund	1,059,257	1,700,000	—	—	(70,726)	2,688,531	400,079	—
Goldman Sachs Dynamic Global Equity	—	2,325,398	(131,787)	131,787	66,589	2,391,987	103,370	145,563
Goldman Sachs Emerging Markets Debt	2,194,144	641,756	(130,000)	(6,892)	(147,868)	2,551,140	213,128	89,391
Goldman Sachs Emerging Markets Equity Insights	1,440,267	324,949	(1,279,140)	263,736	(248,445)	501,367	51,581	10,576
Goldman Sachs Financial Square Government Fund	564,202	7,690,932	(7,212,559)	—	(1)	1,042,574	1,042,574	180
Goldman Sachs Global Infrastructure Fund	—	2,160,994	(7,789)	7,789	342,266	2,503,260	186,254	38,178
Goldman Sachs High Yield Floating Rate	1,655,754	349,098	(500,000)	(16,805)	26,460	1,514,507	161,806	48,678
Goldman Sachs High Yield Fund	1,160,971	814,437	—	—	(15,163)	1,960,245	304,859	79,371
Goldman Sachs Long Short Credit Strategies Fund	2,734,018	488,962	(1,100,000)	(61,550)	40,200	2,101,630	237,741	78,276
Goldman Sachs Managed Futures Strategy	3,113,123	520,450	(762,385)	187,524	(67,212)	2,991,500	293,284	35,065
Goldman Sachs Real Estate Securities Fund	818,261	—	(842,328)	(186,397)	210,464	—	—	—
Goldman Sachs Strategic Income Fund	2,179,357	204,156	(1,400,000)	(15,316)	(62,646)	905,551	96,541	29,157
Goldman Sachs Tactical Tilt Overlay Fund	3,375,146	2,242,574	—	—	221,540	5,839,260	569,129	118,540

	$22,063,251	$20,182,590	$(13,859,844)	$489,006	$242,438	$29,117,441		$672,975

32

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2021, were as follows:

Fund	Purchases	Sales and Maturities
Multi-Strategy Alternatives	12,498,207	6,298,321
Trend Driven Allocation	12,431,959	64,951,969

7.    SECURITIES LENDING

The Multi-Strategy Alternatives Portfolio may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Trend Driven Allocation Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will, and BNYM may, exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL or BNYM are unable to purchase replacement securities, GSAL and/or BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions

33

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Notes to Financial Statements (continued)

December 31, 2021

7.    SECURITIES LENDING (continued)

outstanding as of December 31, 2021, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable. The Funds did not have securities on loan as of December 31, 2021.

For the fiscal year ended December 31, 2021
Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Fund from Lending to Goldman Sachs
$1,408	$—

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended December 31, 2021.

Fund	Beginning Value as of December 31, 2020	Purchases at Cost	Proceeds from Sales	Ending value as of December 31, 2021
Multi-Strategy Alternatives	$153,000	$174,250	$(327,250)	$—
Trend Driven Allocation	—	108,254,925	(108,254,925)	—

8.    TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2021 was as follows:

	Multi-Strategy Alternatives	Trend Driven
Distributions paid from:
Ordinary income	$407,815	$27,527,213
Net long-term capital gains	—	15,532,704
Total taxable distributions	$407,815	$43,059,917

The tax character of distributions paid during the fiscal year ended December 31, 2020 was as follows:

	Multi-Strategy Alternatives	Trend Driven Allocation
Distributions paid from:
Ordinary income	$391,848	$4,050,503
Net long-term capital gains	—	1,602,995
Total taxable distributions	$391,848	$5,653,498

34

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

8.    TAX INFORMATION (continued)

As of December 31, 2021, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Multi-Strategy Alternatives	Trend Driven Allocation
Undistributed ordinary income — net	$643,447	$4,197,675
Undistributed long-term capital gains	—	6,691,805
Total undistributed earnings	$643,447	$10,889,480
Capital loss carryforwards:
Perpetual Short-term	(207,367)	—
Perpetual Long-term	(193,227)	—
Total Capital loss carryforwards	(400,594)
Timing differences (Qualified late year ordinary loss deferral and Straddle loss deferral)	(22,106)	(7,053,130)
Unrealized gains — net	268,507	39,421,563
Total accumulated earnings — net	$489,254	$43,257,913

As of December 31, 2021, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Multi-Strategy Alternatives	Trend Driven
Tax cost	$29,002,041	$249,501,991
Gross unrealized gain	871,475	39,421,563
Gross unrealized loss	(602,968)	—
Net unrealized gain (loss)	$268,507	$39,421,563

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and options contracts.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISK

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

35

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Notes to Financial Statements (continued)

December 31, 2021

9.    OTHER RISK (continued)

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Funds or an Underlying Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or problems with registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds or an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds or an Underlying Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, the Funds will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETF’s are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Investments in the Underlying Funds Risk — The investments of the Multi-Strategy Alternatives Portfolio may be concentrated in one or more Underlying Funds (including ETFs and other registered investment companies) subject to statutory limitations prescribed by the Act or exemptive relief or regulations thereunder. The Multi-Strategy Alternatives Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The Multi-Strategy Alternatives Portfolio is subject to the risk factors associated with the investments of the Underlying Funds and will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets allocated to each. in direct proportion to the amount of assets allocated to each. If the Multi-Strategy Alternatives Portfolio has a relative concentration of its portfolio in a single Underlying Fund, it may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments. A strategy used by the Underlying Funds may fail to produce the intended results.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other

36

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

9.    OTHER RISK (continued)

reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    SUBSEQUENT EVENTS

Other than noted above, subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Effective after the close of business on December 31, 2021, the Goldman Sachs Global Trends Allocation Fund was renamed the Goldman Sachs Trend Driven Allocation Fund.

Additionally, the Fund’s principal investment strategy changed after the close of business on January 31, 2022. At that time, the Fund will primarily seek to achieve its investment objective by investing in a portfolio of U.S. and non-U.S. equity securities and U.S. fixed income securities. The Fund may invest in one or a combination of the following securities and instruments: pooled investment vehicles, including exchange-traded funds (“ETFs”) and other investment companies; equity securities of U.S. and non-U.S. issuers; U.S. fixed income securities; and derivatives that provide exposure to a broad spectrum of asset classes and geographic regions. Under normal market conditions, the Fund expects to invest at least 50% of its assets in equity investments and at least 30% of its assets in fixed income investments.

37

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Notes to Financial Statements (continued)

December 31, 2021

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Multi-Strategy Alternatives Portfolio
	For the Fiscal Year Ended December 31, 2021		For the Fiscal Year Ended December 31, 2020
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	154,388	$1,520,126	44,537	$398,878
Reinvestment of distributions	4,291	41,966	3,244	30,659
Shares redeemed	(62,051)	(611,039)	(32,120)	(288,931)
	96,628	951,053	15,661	140,606
Service Shares
Shares sold	428,346	4,203,235	123,578	1,094,287
Reinvestment of distributions	9,924	96,854	6,691	63,162
Shares redeemed	(136,031)	(1,336,716)	(79,590)	(709,770)
	302,239	2,963,373	50,679	447,679
Advisor Shares
Shares sold	396,642	3,879,151	670,463	5,940,118
Reinvestment of distributions	27,617	268,995	31,672	298,027
Shares redeemed	(187,371)	(1,824,259)	(537,655)	(4,835,544)
	236,888	2,323,887	164,480	1,402,601

NET INCREASE	635,755	$6,238,313	230,820	$1,990,886

	Trend Driven Allocation Fund
	For the Fiscal Year Ended December 31, 2021		For the Fiscal Year Ended December 31, 2020
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	—	$—	—	$—
Reinvestment of distributions	3,134	40,198	440	5,497
Shares redeemed	—	—	—	—
	3,134	40,198	440	5,497
Service Shares
Shares sold	1,197,442	16,311,964	1,538,326	18,343,800
Reinvestment of distributions	3,368,811	43,019,719	453,290	5,648,001
Shares redeemed	(3,449,473)	(46,955,103)	(3,383,659)	(40,330,893)
	1,116,780	12,376,580	(1,392,043)	(16,339,092)

NET INCREASE (DECREASE)	1,119,914	$12,416,778	(1,391,603)	$(16,333,595)

38

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Variable Insurance Trust and Shareholders of Goldman Sachs Multi-Strategy Alternatives Portfolio and Goldman Sachs Trend Driven Allocation Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Multi-Strategy Alternatives Portfolio and Goldman Sachs Trend Driven Allocation Fund (two of the Funds constituting Goldman Sachs Variable Insurance Trust, referred to hereafter as the “Funds”) as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended December 31, 2021 and each of the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 23, 2022

We have served as the auditor of one or more investment companies in the Goldman Sachs Fund complex since 2000.

39

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Fund Expenses —Six Month Period Ended December 31, 2021 (Unaudited)

As a shareholder of Institutional, Service or Advisor Shares of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service and Advisor Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares, Service Shares and Advisor Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 through December 31, 2021, which represents a period of 184 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Funds you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Multi-Strategy Alternatives Portfolio			Trend Driven Allocation Fund
Share Class	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid for the 6 months ended 12/31/2021*	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid for the 6 months ended 12/31/2021*
Institutional

Actual	$1,000.00	$1,000.57	$1.11	$1,000.00	$1,057.31	$3.37
Hypothetical 5% return	1,000.00	1,024.10	1.12	1,000.00	1,021.93	3.31
Service

Actual	1,000.00	999.70	2.37	1,000.00	1,055.27	4.66
Hypothetical 5% return	1,000.00	1,022.84	2.40	1,000.00	1,020.67	4.58
Advisor

Actual	1,000.00	998.85	3.12	1,000.00	N/A	N/A
Hypothetical 5% return	1,000.00	1,022.08	3.16	1,000.00	N/A	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*

Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2021. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional Shares	Service Shares	Advisor Shares
Multi-Strategy Alternatives Portfolio	0.22%	0.47%	0.62%
Trend Driven Allocation Fund	0.65%	0.90%	N/A

40

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 72	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None
Dwight L. Bush Age: 64	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); Director of MoneyLion Inc. (an operator of a data drive, digital financial platform (2021-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				109	None
Kathryn A. Cassidy Age: 67	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None
Diana M. Daniels Age: 72	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None
Joaquin Delgado Age: 61	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019- present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				109	Hexion Inc. (a specialty chemical manufacturer); Stepan Company (a specialty chemical manufacturer)
Eileen H. Dowling Age: 59	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021- September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

41

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 61	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling and wall systems) (2016-Present); and was formerly Chairman of the Board of Directors, Con- Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Armstrong World Industries, Inc. (a ceiling and wall systems manufacturer)
Gregory G. Weaver Age: 70	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Verizon Communications Inc.

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 59	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018 — Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	170	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2021.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2021, Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 17 portfolios (13 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 39 portfolios (26 of which offered shares to the public); and Goldman Sachs ETF Trust II, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs ETF Trust II and Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

42

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 59	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020–Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 53	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2021.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2021, 4.02% and 6.19% of the dividends paid from net investment company taxable income by the Multi-Strategy Alternatives Portfolio and Trend Driven Allocation Fund, respectively, qualify for the dividends received deduction available to corporations.

For the year ended December 31, 2021, the Multi-Strategy Alternatives Portfolio has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the Multi-Strategy Alternatives Portfolio from sources within foreign countries and possessions of the United States was $0.0169 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Portfolio during the year ended December 31, 2021 from foreign sources was 4.89%. The total amount of foreign taxes paid by the Portfolio was $0.0028 per share.

Pursuant to Section 852 of the Internal Revenue Code, the Trend Driven Allocation Fund designates $15,532,704 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2021.

43

TRUSTEES	OFFICERS
Jessica Palmer, Chair	James A. McNamara, President
Dwight L. Bush	Joseph F. DiMaria, Principal Financial Officer,
Kathryn A. Cassidy	Principal Accounting Officer and Treasurer
Diana M. Daniels	Caroline L. Kraus, Secretary
Joaquin Delgado
Eileen H. Dowling
James A. McNamara
Roy W. Templin
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2021 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Global Trends Allocation Fund.

© 2022 Goldman Sachs. All rights reserved.

VITFOFAR-22 268095-OTU-1554694

Goldman

Sachs Variable Insurance Trust

Goldman Sachs Core Fixed Income Fund

Goldman Sachs High Quality Floating Rate Fund

Annual Report

December 31, 2021

Goldman Sachs Variable Insurance Trust

∎	GOLDMAN SACHS CORE FIXED INCOME FUND

∎	GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Variable Insurance Trust Funds – Goldman Sachs VIT Fixed Income Funds

Market Review

During the 12 months ended December 31, 2021 (the “Reporting Period”), the performance of the fixed income markets was broadly influenced by the distribution of COVID-19 vaccines, improving economic and employment conditions, rising inflation, higher interest rates, and continued fiscal stimulus and accommodative monetary policies from central banks and governments.

In January 2021, when the Reporting Period began, the rollout of COVID-19 vaccines and the prospects for additional U.S. government fiscal stimulus pushed up U.S. interest rates. However, positive COVID-19 vaccine rollout news was somewhat counteracted by the emergence of variant coronavirus strains and uncertainty over global vaccine supply. In February, the rise in interest rates became global in nature, as markets responded to recovering economic growth amid COVID-19 vaccine rollouts and concerns around upside inflation risks. To varying degrees, global central banks leaned against market expectations for earlier than anticipated policy normalization, indicating policy would remain accommodative despite improvements in economic growth given weak underlying inflation dynamics. Although global interest rates continued to rise during March, central banks’ dovish stances helped to stabilize those rates. (Dovish tends to imply lower interest rates; opposite of hawkish.) In the U.S., the Federal Reserve (“Fed”) revised its economic growth and inflation projections higher but kept its median dot plot projection flat through 2023. (The dot plot shows interest rate projections of the members of the Federal Open Market Committee.) Fed policymakers also emphasized they would focus on inflation outcomes rather than inflation outlooks. In Europe, the European Central Bank (“ECB”) increased the pace of its asset purchases in an effort to preserve favorable financing conditions and noted it would review the pace of purchases in the context of fresh inflation projections every quarter. Meanwhile, the new U.S. President signed the American Rescue Plan Act into law in March 2021, with the overall cost of this fifth fiscal stimulus package amounting to nearly $1.9 trillion.

At its policy meeting in April 2021, the Fed was upbeat as economic data continued to improve, but it did not hint at tapering its monthly purchases of U.S. Treasury securities and mortgage-backed securities, saying policymakers still needed to see “substantial progress” on employment and inflation goals. In May, remarkably strong U.S. inflation data, coupled with the release of a disappointing April U.S. jobs report, suggested that pandemic- related dynamics, such as economic reopening, policy support and temporary supply shortages, were likely to continue distorting economic data in the near term. This led to a recalibration in the market’s economic growth expectations, though the reassessment may also have reflected investors’ concerns about the Delta variant and the potential of a sooner than anticipated withdrawal of Fed policy support. Indeed, during June, Fed officials began to discuss when it might be appropriate to start tapering its asset purchases. The Fed’s median dot plot projection also forecasts two interest rates hikes in 2023, sparking a hawkish market response that led to a flattening of the U.S. Treasury yield curve and a strengthening of the U.S. dollar. (Hawkish tends to imply higher interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths. A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows; opposite of a steepening yield curve.)

In July 2021, investors generally focused on the spread of the Delta variant, especially in countries with low levels of vaccination, and its potential impact on the global economic recovery. Technical factors (i.e., supply and demand) also bolstered spread sectors. The Fed kept its monetary policy unchanged but noted the U.S. economy was “making progress” towards its price stability and employment goals. In Europe, the ECB strengthened its forward guidance, cementing its dovish policy stance for the near term. The global economic recovery continued in August, though markets remained focused on concerns around the Delta variant. The main macro event was the Fed’s Jackson Hole symposium during which Fed Chair Jerome Powell gave a dovish speech. He noted that substantial progress had been made on the Fed’s labor market mandate and reiterated the Fed’s view that an uptick in U.S. inflation was largely driven by temporary factors. These comments eased market nerves about the pace of monetary policy normalization. During September, as inflationary trends continued, driven by a sharp rise in energy prices and persistent supply-chain bottlenecks, developed markets central banks delivered or hinted at sooner than previously expected policy normalization. In the U.S., the Fed stated it might start raising interest rates during 2022 and tapering of its asset purchases “may soon be warranted.”

Interest rates were volatile in October 2021 as investors shifted their expectations about the withdrawal of accommodative central bank monetary policies amid a series of upside inflation surprises. Higher inflation data was driven, in part, by rising energy prices, though it was also evident in cyclical and underlying measures, such as rent prices and wage growth. In this environment, the Fed’s

1

MARKET REVIEW

narrative on inflation shifted from “transitory” to “more persistent.” During November, macroeconomic data continued to challenge central bank views about the temporary nature of rising inflation. In the U.S., the Bureau of Labor Statistics reported that the Consumer Price Index, a measure of inflation, increased from an annualized rate of 5.4% in September to 6.2% in October, heights not seen in three decades. The Fed said it could be patient about raising interest rates but indicated it would not hesitate to act if inflation continued to rise. At the same time, policymakers began to scale back the Fed’s $120 billion a month asset purchase program. Meanwhile, the emergence of the Omicron variant introduced another source of uncertainty into the global outlook. In December, there were several notable central bank actions. As inflation remained elevated, the Fed announced it would accelerate the pace of its asset purchase tapering starting in January 2022 and said it might hike interest rates three times in 2022. In the U.K. and Norway, central bank officials raised policy interest rates, with the Bank of England citing strong labor and inflation data. The ECB unveiled a new dovish quantitative easing formulation, with the Pandemic Emergency Purchase Program scheduled to end in March 2022.

For the Reporting Period overall, spread sectors broadly posted gains. High yield corporate bonds significantly outperformed U.S. Treasury securities, followed at a distance by investment grade corporate bonds and commercial mortgage-backed securities. Sovereign emerging markets debt, asset-backed securities and agency securities each generated a rather flat return for the Reporting Period but outpaced U.S. Treasury securities. Mortgage-backed securities recorded a slightly negative, though relatively flat, return and outperformed U.S. Treasury securities. During the Reporting Period, the U.S. Treasury yield curve steepened, as yields on securities with maturities of three months and shorter fell and yields on securities with maturities of six months and longer rose. (A steepening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities widens; opposite of a flattening yield curve.) The yield on the bellwether 10-year U.S. Treasury rose approximately 60 basis points to end the Reporting Period at 1.52% (A basis point is 1/100th of percentage point).

Looking Ahead

At the end of the Reporting Period, we believed the global economy had the potential to transition from a highly unusual pandemic recovery to a more normal expansion during 2022. In our view, growth was likely to remain above trend in major economies, with China a notable exception, as a recovery in services consumption and inventory rebuilding offset the impact of waning fiscal impulses.

Inflation, which had surprised sharply to the upside in 2021 due to excess demand for durable goods and a squeeze in labor supply, remained the biggest source of macro uncertainty at the end of the Reporting Period, in our opinion. Broadly speaking, we thought central banks would try to deliver a “Goldilocks” policy normalization, whereby they would tighten their accommodative policies to keep inflation in check while also seeking to support moderate economic growth. At the end of the Reporting Period, the persistence of high inflation, the breadth of price increases and the rise in wage growth had prompted global central banks to pull forward expectations for policy normalization. We expected the Fed to begin raising rates in June 2022, though we thought there was potential for an earlier hike. We also expected the Fed to accelerate the pace of its asset purchase tapering during 2022.

As for the financial markets, we believed near-term performance would depend on the balance between bearish and bullish factors. Bearish factors included the unwinding of accommodative macro policies, high inflation and uncertainty about COVID-19. In our view, these factors could be somewhat counterbalanced by bullish factors, such as positive economic and corporate earnings growth alongside healthy private sector balance sheets. Another bullish factor might be an acceleration in private sector efforts to advance the climate transition, which we thought could offer long-term investment opportunities.

At the end of the Reporting Period, we thought macro and corporate conditions were consistent with an early- to mid-cycle environment, but the unwinding of global liquidity and extended valuations could create a more challenging investment environment in 2022 in comparison to 2020 and 2021.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust – Core Fixed Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2021 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of -2.06% and -2.23%, respectively. This compares to the -1.54% average annual total return of the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index (the “Bloomberg Index”), during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s combined tactical duration and yield curve positioning detracted from its relative performance during the Reporting Period. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

The Fund’s cross-sector strategy contributed positively to its relative returns. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Bloomberg Index. In addition, security selection, which capitalizes on our fundamental research capabilities, contributed positively to the Fund’s relative performance. Our currency strategy did not have a material impact on the Fund’s returns during the Reporting Period.

Which fixed income market sectors most affected Fund performance during the Reporting Period?

During the Reporting Period, the Fund benefited from its overweight positions relative to the Bloomberg Index in corporate credit, collateralized loan obligations (“CLOs”) and commercial mortgage-backed securities (“CMBS”) due to their yield advantage and tighter spreads, or yield differentials, versus duration-equivalent U.S. Treasury securities. The Fund’s underweight in mortgage-backed securities, which were hurt by rising interest rates and higher prepayment speeds, also added to relative performance.

As for individual issue selection, the Fund was helped by its down-in-quality bias within corporate credit, specifically its overweight versus the Bloomberg Index in BBB-rated corporate bonds. Lower quality issues generally outperformed higher quality issues during the Reporting Period. Also adding to performance was the Fund’s tactical positioning along the credit curve, wherein the Fund was overweight intermediate-maturity corporate bonds to capture carry and roll opportunities and underweight longer-maturity corporate bonds. (Carry is the yield advantage of holding an asset. Roll is the return that can be achieved by allowing a bond to “roll down” an upward sloping yield curve (i.e., its capital appreciation) over a period of time.) In the securitized sector, selection of specific tranches of CLOs and CMBS also bolstered relative returns. In the government sector, the Fund was aided by security selection among local government bonds, such as taxable municipal bonds, and U.S. Treasury securities.

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

During the Reporting Period, the Fund’s combined duration and yield curve positioning hurt performance. The main detractor was the Fund’s tactical positioning in the short-term ends of the Canadian and Australian yield curves, which hampered performance as interest rates rose in February and October 2021. The Fund’s U.K. yield curve steepening position also detracted from results. (A steepening position seeks to take advantage of a widening differential between yields at the shorter- and longer-term ends of a range of maturities.) In addition, the Fund’s long duration position compared to the Bloomberg Index, implemented as part of our credit-interest rate paired strategy, which we used to hedge the Fund’s overweight in corporate credit, had a negative impact on performance. More specifically, this positioning hurt performance as interest rates rose during the first quarter of 2021.

How did the Fund use derivatives and similar instruments during the Reporting Period?

As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) forward foreign exchange contracts. Currency transactions were used as we sought both to enhance

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. OTC forward foreign exchange contracts did not have a material impact on Fund performance during the Reporting Period. In addition, futures contracts were employed as warranted to facilitate specific duration, yield curve and country strategies. During the Reporting Period, futures contracts overall had a negative impact on the Fund’s results.

Swaptions (options on interest rate swap contracts), which were used to express our interest rate views and to hedge volatility and yield curve risks in the Fund, did not have a meaningful impact on the Fund’s performance during the Reporting Period. Interest rate swaps, which were used to manage exposure to fluctuations in interest rates, had a negative impact on the Fund’s performance during the Reporting Period. Additionally, the Fund employed index credit default swaps as well as individual credit default swaps to implement specific credit-related investment strategies, including management of the Fund’s exposure to credit spreads, which collectively had a positive impact on the Fund’s results during the Reporting Period overall.

We employ derivatives and similar instruments to efficiently management of the Fund. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

During the Reporting Period, we reduced the Fund’s overweight in corporate credit, as spreads tightened due to ongoing economic recovery and strong corporate earnings. We also shifted the Fund from an overweight position versus the Bloomberg Index in pass-through mortgage securities to an underweight position because of the relative richness of that market segment and the Fed’s announcement it would taper its purchases of mortgage-backed securities. (Pass-through mortgage securities consist of a pool of residential mortgage loans in which homeowners’ monthly payments of principal, interest and prepayments pass from the mortgage servicer through a government agency or investment bank to investors.) In addition, during the Reporting Period, we increased the Fund’s holdings of U.S. government securities, though we maintained a modest underweight position relative to the Bloomberg Index, and decreased its holdings of quasi-government bonds.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

Effective October 1, 2021, Michael Swell no longer served as a portfolio manager for the Fund. At the end of the Reporting Period, Ashish Shah served as the portfolio manager for the Fund. By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund.

How was the Fund positioned relative to the Bloomberg Index at the end of the Reporting Period?

At the end of the Reporting Period, the Fund was overweight corporate credit and asset-backed securities compared to the Bloomberg Index. It was underweight pass-through mortgage securities. Additionally, the Fund was underweight U.S. government securities and quasi-government bonds. The Fund was relatively neutral versus the Bloomberg Index in CMBS, non-agency mortgage-backed securities and agency collateralized mortgage obligations and slightly overweight in emerging markets debt at the end of the Reporting Period.

4

FUND BASICS

FUND COMPOSITION1

As of December 31, 2021

[1]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Short-Term Investments represent investments in commercial paper. Underlying sector allocations of investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[2]

“U.S. Government Agency Security” include agency securities offered by companies such as Federal Farm Credit Bank (“FFCB”) and the Federal National Mortgage Association (“FNMA”) which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[3]

Mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), FNMA or the Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Performance Summary

December 31, 2021

The following graph shows the value, as of December 31, 2021, of a $10,000 investment made on January 1, 2012 in Service Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Core Fixed Income Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2012 through December 31, 2021.

Average Annual Total Return through December 31, 2021	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced April 30, 2013)	-2.06%	3.83%	N/A	3.00%
Service	-2.23%	3.58%	3.16%	—

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income, consistent with low volatility of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust - Goldman Sachs High Quality Floating Rate Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2021 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional, Service and Advisor Shares generated average annual total returns of 0.20%, -0.02% and -0.06%, respectively. These returns compare to the 0.05% average annual total return of the Fund’s benchmark, the ICE BofA Three-Month US Treasury Bill Index (the “ICE BofA Index”), during the Reporting Period.

We note that the Fund’s benchmark being the ICE BofA Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

What key factors had the greatest impact on the Fund’s performance during the Reporting Period?

During the Reporting Period, the Fund’s combined tactical duration and yield curve positioning detracted from results. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Our cross-sector strategy contributed positively to relative performance. In our cross-sector strategy, we invest Fund assets based on a discipline of valuing each fixed income sector in the context of all investment opportunities within the Fund’s universe. Individual issue selection also added to relative returns.

Which fixed income market sectors helped or hurt Fund performance during the Reporting Period?

The Fund was helped by our cross-sector strategy, specifically its exposure to collateralized loan obligations (“CLOs”) and asset-backed securities (“ABS”). Exposure to the government/swaps sector also bolstered relative returns.

Individual issue selection contributed positively to the Fund’s relative performance during the Reporting Period. Within the securitized sector, selection of mortgage-backed securities added most to returns, while individual issue selection of ABS and CLOs also added slightly. Within the government sector, the Fund benefited from individual issue selection of U.S. government securities and U.S. agency securities during the Reporting Period.

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

During the Reporting Period, the Fund’s combined tactical duration and yield curve positioning detracted from relative performance. The Fund was hurt most by its smaller exposure than that of the ICE BofA Index to the three-month segment of the U.S. Treasury yield curve. The Fund’s comparatively smaller exposure to the three-year and seven-year segments of the U.S. Treasury yield curve also detracted from results.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

During the Reporting Period, we decreased the Fund’s allocations to residential mortgage-backed securities and ABS. We increased its allocations to cash and U.S. government securities.

How did the Fund use derivatives and similar instruments during the Reporting Period?

As market conditions warranted, the Fund used U.S. Treasury futures to hedge interest rate exposure and to facilitate duration management. During the Reporting Period, the use of futures overall had a positive impact on performance. The Fund also employed fixed and floating interest rate swaps, as well as basis rate swaps, to manage interest risk, which collectively had a positive impact on performance during the Reporting Period.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

How was the Fund positioned relative to the ICE BofA Index at the end of the Reporting Period?

At the end of the Reporting Period, the Fund had a modest allocation to U.S. government securities, which comprise 100% of the ICE BofA Index. The Fund had positions in ABS, commercial mortgage-backed securities, residential mortgage-backed securities, agency collateralized mortgage obligations and agency adjustable-rate mortgages, none of which are represented in the ICE BofA Index. In addition, the Fund had an allocation to cash at the end of the Reporting Period.

Liquidation of the VIT Goldman Sachs High Quality Floating Rate Fund

At a meeting held on December 14-15, 2021, upon the recommendation of Goldman Sachs Asset Management, L.P., the Board of Trustees (the “Board”) of the Goldman Sachs Variable Insurance Trust (the “Trust”) approved a proposal to liquidate the Fund. After careful consideration of a number of factors, the Board concluded that it is advisable and in the best interest of the Fund and its shareholders to liquidate the Fund. The Fund will be liquidated on or about April 27, 2022 (the “Liquidation Date”), pursuant to a Plan of Liquidation approved by the Board. The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.

8

FUND BASICS

FUND COMPOSITION1

[1]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Short-Term Investments represent investments in commercial paper. Underlying sector allocations of investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[2]

“U.S. Government Agency Security” include agency securities offered by companies such as Federal Farm Credit Bank (“FFCB”) and the Federal National Mortgage Association (“FNMA”) which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[3]

Mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), FNMA or the Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

9

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Performance Summary

December 31, 2021

The following graph shows the value, as of December 31, 2021, of a $10,000 investment made on January 1, 2012 in Service Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the ICE BofAML® Three-Month U.S. Treasury Bill Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

High Quality Floating Rate Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2012 through December 31, 2021.

Average Annual Total Return through December 31, 2021	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced April 30, 2013)	0.20%	1.34%	N/A	0.98%
Service	-0.02%	1.11%	0.92%	—
Advisor (Commenced October 15, 2014)	-0.06%	0.96%	N/A	0.70%

10

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Index Definitions

Bloomberg U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities.

ICE BofAML Three-Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity, as reported by Bank of America Merrill Lynch.

It is not possible to invest directly in an unmanaged index.

11

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments

December 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Bonds – 23.5%
Aerospace/Defense – 0.6%
Boeing Co. (The)(a)
$50,000	3.450%		11/01/28	$52,480
25,000	5.150		05/01/30	29,169
25,000	3.250		02/01/35	25,196
100,000	5.805		05/01/50	135,372
Northrop Grumman Corp
50,000	2.930	(a)	01/15/25	52,185
75,000	3.250	(a)	01/15/28	80,195
25,000	4.750		06/01/43	31,582
50,000	5.250	(a)	05/01/50	70,179
Raytheon Technologies Corp.(a)
50,000	3.950		08/16/25	54,207
50,000	4.125		11/16/28	55,953
25,000	4.050		05/04/47	29,089

				615,607

Agriculture – 0.0%
Archer-Daniels-Midland Co.(a)
25,000	3.250		03/27/30	27,149

Auto Manufacturers – 0.3%
General Motors Co.
50,000	5.400		10/02/23	53,548
25,000	4.000		04/01/25	26,763
General Motors Financial Co., Inc.(a)
25,000	4.300		07/13/25	26,951
125,000	1.500		06/10/26	123,065
125,000	2.350		01/08/31	121,389

				351,716

Banks – 3.7%
Bank of America Corp.
75,000	4.125		01/22/24	79,707
65,000	4.200		08/26/24	69,652
45,000	3.248	(a)	10/21/27	47,974
(3 Mo. LIBOR + 1.58%)
75,000	3.824	(a)(b)	01/20/28	81,274
(3 Mo. LIBOR + 1.37%)
25,000	3.593	(a)(b)	07/21/28	26,908
(3 Mo. LIBOR + 1.04%)
85,000	3.419	(a)(b)	12/20/28	90,836
(3 Mo. LIBOR + 1.31%)
50,000	4.271	(a)(b)	07/23/29	55,739
(3 Mo. LIBOR + 1.19%)
50,000	2.884	(a)(b)	10/22/30	51,604
(SOFR + 2.15%)
175,000	2.592	(a)(b)	04/29/31	176,698
(SOFR + 1.53%)
50,000	1.898	(a)(b)	07/23/31	47,944
(SOFR + 1.22%)
110,000	2.299	(a)(b)	07/21/32	108,024
(US Treasury Yield Curve Rate T-Note Constant Maturity 5 Yr.+ 1.20%)
100,000	2.482	(a)(b)	09/21/36	96,786

Corporate Bonds – (continued)
Banks – (continued)
Bank of America Corp., Series L(a)
25,000	4.183		11/25/27	27,367
Citigroup, Inc.
220,000	3.400		05/01/26	235,960
150,000	4.450		09/29/27	167,251
25,000	4.125		07/25/28	27,478
(SOFR + 1.42%)
75,000	2.976	(a)(b)	11/05/30	77,931
Fifth Third Bancorp(a)
30,000	2.375		01/28/25	30,790
Huntington Bancshares, Inc.(a)
50,000	4.000		05/15/25	53,809
JPMorgan Chase & Co.(a)
(3 Mo. LIBOR + 0.73%)
25,000	3.559	(b)	04/23/24	25,822
(3 Mo. LIBOR + 0.89%)
25,000	3.797	(b)	07/23/24	26,055
(3 Mo. LIBOR + 1.00%)
50,000	4.023	(b)	12/05/24	52,667
(SOFR + 1.16%)
125,000	2.301	(b)	10/15/25	127,777
(3 Mo. LIBOR + 1.25%)
100,000	3.960	(b)	01/29/27	108,258
15,000	3.625		12/01/27	16,171
(3 Mo. LIBOR + 1.34%)
75,000	3.782	(b)	02/01/28	81,251
(3 Mo. LIBOR + 0.95%)
45,000	3.509	(b)	01/23/29	48,259
(SOFR + 3.79%)
25,000	4.493	(b)	03/24/31	28,942
(SOFR + 2.04%)
25,000	2.522	(b)	04/22/31	25,290
(SOFR + 2.52%)
25,000	2.956	(b)	05/13/31	25,872
JPMorgan Chase & Co., Series HH(a)
(SOFR + 3.13%)
100,000	4.600	(b)	02/01/25	102,218
JPMorgan Chase & Co., Series Z(a)
(3 Mo. LIBOR + 3.80%)
85,000	3.932	(b)	11/01/21	85,117
Morgan Stanley
(3 Mo. LIBOR + 1.40%)
50,000	1.524	(a)(b)	10/24/23	50,433
(3 Mo. LIBOR + 0.85%)
25,000	3.737	(a)(b)	04/24/24	25,874
(SOFR + 1.15%)
75,000	2.720	(a)(b)	07/22/25	77,310
25,000	3.625		01/20/27	27,130
50,000	3.950		04/23/27	54,984
(3 Mo. LIBOR + 1.63%)
25,000	4.431	(b)	01/23/30	28,468
(SOFR + 1.14%)
300,000	2.699	(b)	01/22/31	307,304

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Bonds – (continued)
Banks – (continued)
(SOFR + 3.12%)
$50,000	3.622	%(b)	04/01/31	$54,543
(SOFR + 1.03%)
75,000	1.794	(b)	02/13/32	71,071
(SOFR + 1.36%)
150,000	2.484	(b)	09/16/36	144,386
Morgan Stanley, Series F
25,000	3.875		04/29/24	26,525
Morgan Stanley, Series G
225,000	3.700		10/23/24	239,680
US Bancorp
(US Treasury Yield Curve Rate T-Note Constant Maturity 5 Yr.+ 2.54%)
100,000	3.700	(a)(b)	10/31/39	100,324
Wells Fargo & Co.
25,000	3.750	(a)(b)	01/24/24	26,266
175,000	3.000		10/23/26	184,060
50,000	4.300		07/22/27	55,890
(SOFR + 4.50%)
25,000	5.013	(a)(b)	04/04/51	34,166

				3,815,845

Beverages – 0.2%
Constellation Brands, Inc.(a)
50,000	4.400		11/15/25	55,043
25,000	3.700		12/06/26	27,104
50,000	3.600		02/15/28	53,981
25,000	3.150		08/01/29	26,337
Keurig Dr Pepper, Inc.(a)
26,000	4.057		05/25/23	27,097
25,000	5.085		05/25/48	32,674
25,000	3.800		05/01/50	27,674

				249,910

Biotechnology – 0.1%
Amgen, Inc.(a)
70,000	3.125		05/01/25	73,693
Royalty Pharma PLC(a)
75,000	1.200		09/02/25	73,669

				147,362

Building Materials – 0.4%
Carrier Global Corp.(a)
150,000	2.493		02/15/27	153,993
75,000	2.722		02/15/30	76,624
Martin Marietta Materials, Inc.(a)
175,000	3.200		07/15/51	177,248
Masco Corp.(a)
50,000	1.500		02/15/28	48,425

				456,290

Chemicals – 0.5%
DuPont de Nemours, Inc.(a)
25,000	4.205		11/15/23	26,437
50,000	4.493		11/15/25	55,248

Corporate Bonds – (continued)
Chemicals – (continued)
Ecolab, Inc.(a)
4,000	2.750		08/18/55	3,930
Huntsman International LLC(a)
25,000	4.500		05/01/29	27,704
25,000	2.950		06/15/31	25,281
International Flavors & Fragrances, Inc.(a)
75,000	1.832	(c)	10/15/27	73,825
150,000	2.300	(c)	11/01/30	147,266
50,000	3.268	(c)	11/15/40	51,098
Sherwin-Williams Co. (The)(a)
25,000	3.450		06/01/27	27,092
50,000	2.950		08/15/29	52,671

				490,552

Commercial Services – 0.7%
CoStar Group, Inc.(a)(c)
100,000	2.800		07/15/30	100,207
Emory University, Series 2020(a)
140,000	2.143		09/01/30	141,937
Global Payments, Inc.(a)
50,000	2.650		02/15/25	51,423
IHS Markit Ltd.(a)
75,000	3.625		05/01/24	78,656
75,000	4.250		05/01/29	85,219
PayPal Holdings, Inc.(a)
150,000	1.650		06/01/25	151,853
125,000	2.650		10/01/26	131,478

				740,773

Computers – 0.9%
Amdocs Ltd.(a)
50,000	2.538		06/15/30	49,731
Apple, Inc.(a)
325,000	2.450		08/04/26	339,486
Dell International LLC / EMC Corp.(a)
18,000	5.450		06/15/23	19,010
75,000	5.850		07/15/25	85,072
100,000	6.020		06/15/26	115,875
25,000	5.300		10/01/29	29,367
Hewlett Packard Enterprise Co.(a)
150,000	4.450		10/02/23	158,339
45,000	4.900		10/15/25	49,939
25,000	6.350		10/15/45	33,479

				880,298

Diversified Financial Services – 0.7%
Air Lease Corp.(a)
75,000	2.300		02/01/25	76,122
75,000	3.375		07/01/25	78,394
75,000	2.875		01/15/26	77,351
Air Lease Corp., Series G(a)
75,000	3.750		06/01/26	79,934
Ally Financial, Inc.(a)
25,000	1.450		10/02/23	25,087

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Bonds – (continued)
Diversified Financial Services – (continued)
American Express Co.(a)
$20,000	2.500%		07/30/24	$20,659
25,000	3.625		12/05/24	26,717
Aviation Capital Group LLC(a)(c)
50,000	1.950		01/30/26	48,880
Capital One Financial Corp.
25,000	3.500		06/15/23	25,908
45,000	3.300	(a)	10/30/24	47,436
Discover Financial Services(a)
75,000	3.750		03/04/25	79,418
Intercontinental Exchange, Inc.(a)
50,000	3.000		06/15/50	50,523
Mastercard, Inc.(a)
25,000	3.300		03/26/27	27,036
Nuveen LLC(a)(c)
25,000	4.000		11/01/28	27,774
Raymond James Financial, Inc.(a)
25,000	4.650		04/01/30	28,969

				720,208

Electric – 1.4%
Alliant Energy Finance LLC(a)(c)
25,000	3.750		06/15/23	25,880
American Electric Power Co., Inc.(a)
50,000	2.300		03/01/30	49,179
Arizona Public Service Co.(a)
45,000	2.950		09/15/27	47,279
Avangrid, Inc.(a)
25,000	3.200		04/15/25	26,303
Berkshire Hathaway Energy Co.(a)
25,000	3.250		04/15/28	26,819
50,000	3.700		07/15/30	55,515
Dominion Energy, Inc., Step up
50,000	3.071		08/15/24	51,811
Dominion Energy, Inc., Series C(a)
25,000	3.375		04/01/30	26,628
Entergy Corp.(a)
45,000	2.950		09/01/26	47,072
Exelon Corp.(a)
45,000	3.497		06/01/22	45,406
50,000	4.050		04/15/30	55,718
25,000	4.700		04/15/50	31,520
FirstEnergy Corp.(a)
100,000	2.650		03/01/30	98,776
FirstEnergy Corp., Series B(a)
50,000	2.250		09/01/30	48,164
Florida Power & Light Co.(a)
68,000	4.125		02/01/42	81,234
MidAmerican Energy Co.(a)
25,000	3.650		04/15/29	27,554
NextEra Energy Capital Holdings, Inc.(a)
70,000	1.900		06/15/28	69,473
NRG Energy, Inc.(a)(c)
75,000	3.750		06/15/24	78,370

Corporate Bonds – (continued)
Electric – (continued)
Ohio Power Co., Series P(a)
25,000	2.600		04/01/30	25,712
Pacific Gas and Electric Co.(a)
25,000	2.100		08/01/27	24,177
50,000	2.500		02/01/31	47,633
25,000	3.300		08/01/40	23,262
25,000	3.500		08/01/50	23,371
Progress Energy, Inc.
95,000	7.000		10/30/31	128,846
Southern California Edison Co., Series A(a)
50,000	4.200		03/01/29	55,839
Southern Co. (The)(a)
60,000	3.250		07/01/26	63,581
Virginia Electric and Power Co.(a)
75,000	2.450		12/15/50	69,024
Vistra Operations Co. LLC(a)(c)
125,000	3.550		07/15/24	128,894

				1,483,040

Environmental Control – 0.2%
Republic Services, Inc.(a)
75,000	2.500		08/15/24	77,189
100,000	1.750		02/15/32	94,322
Waste Management, Inc.(a)
50,000	1.150		03/15/28	47,676

				219,187

Food – 0.2%
Kraft Heinz Foods Co.(a)
25,000	3.750		04/01/30	26,897
Mars, Inc.(a)(c)
25,000	2.700		04/01/25	26,004
25,000	3.200		04/01/30	26,997
Sysco Corp.(a)
25,000	6.600		04/01/50	39,038
Tyson Foods, Inc.(a)
50,000	3.900		09/28/23	52,275

				171,211

Gas – 0.2%
East Ohio Gas Co. (The)(a)(c)
25,000	1.300		06/15/25	24,673
25,000	2.000		06/15/30	24,235
NiSource, Inc.(a)
95,000	3.490		05/15/27	102,166
25,000	3.600		05/01/30	27,007

				178,081

Hand/Machine Tools – 0.1%
Stanley Black & Decker, Inc.(a)
50,000	4.250		11/15/28	56,840

Healthcare-Products – 0.6%
Baxter International, Inc.(a)(c)
100,000	2.272		12/01/28	100,799
100,000	2.539		02/01/32	101,028

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)
Healthcare-Products – (continued)
DENTSPLY SIRONA, Inc.(a)
$50,000	3.250%	06/01/30	$52,794
DH Europe Finance II Sarl(a)
75,000	2.200	11/15/24	76,694
25,000	2.600	11/15/29	25,809
75,000	3.250	11/15/39	79,874
STERIS Irish FinCo UnLtd Co.(a)
75,000	2.700	03/15/31	75,879
Stryker Corp.(a)
100,000	1.950	06/15/30	97,752
Thermo Fisher Scientific, Inc.(a)
15,000	3.650	12/15/25	16,107
25,000	1.750	10/15/28	24,842

			651,578

Healthcare-Services – 0.5%
Adventist Health System/West(a)
30,000	2.952	03/01/29	31,357
Banner Health(a)
120,000	2.338	01/01/30	121,470
Baylor Scott & White Holdings, Series 2021(a)
40,000	1.777	11/15/30	38,603
Centene Corp.(a)
150,000	4.250	12/15/27	156,914
Rush Obligated Group, Series 2020(a)
60,000	3.922	11/15/29	67,008
Stanford Health Care, Series 2020(a)
40,000	3.310	08/15/30	42,979
Sutter Health, Series 20A(a)
40,000	2.294	08/15/30	39,942

			498,273

Insurance – 0.5%
American International Group, Inc.(a)
125,000	3.900	04/01/26	135,700
25,000	4.200	04/01/28	27,967
25,000	3.400	06/30/30	27,105
Arch Capital Group US, Inc.
36,000	5.144	11/01/43	46,890
Berkshire Hathaway Finance Corp.(a)
75,000	1.850	03/12/30	74,418
Marsh & McLennan Cos., Inc.(a)
50,000	4.375	03/15/29	57,104
Principal Financial Group, Inc.(a)
50,000	3.100	11/15/26	52,833
75,000	2.125	06/15/30	74,170
Willis North America, Inc.(a)
25,000	2.950	09/15/29	25,663

			521,850

Internet – 0.6%
Amazon.com, Inc.(a)
335,000	5.200	12/03/25	381,612
45,000	4.800	12/05/34	57,500
15,000	3.875	08/22/37	17,620

Corporate Bonds – (continued)
Internet – (continued)
Expedia Group, Inc.(a)
$50,000	3.600%	12/15/23	$51,980
25,000	4.625	08/01/27	27,938
35,000	3.800	02/15/28	37,369
50,000	2.950	03/15/31	50,015

			624,034

Iron/Steel – 0.1%
Steel Dynamics, Inc.(a)
20,000	2.400	06/15/25	20,518
50,000	1.650	10/15/27	49,021

			69,539

Lodging – 0.1%
Hyatt Hotels Corp.(a)
75,000	1.800	10/01/24	75,090

Machinery-Diversified – 0.2%
Otis Worldwide Corp.(a)
25,000	2.293	04/05/27	25,491
150,000	2.565	02/15/30	152,115

			177,606

Media – 1.1%
Charter Communications Operating LLC / Charter Communications Operating Capital(a)
320,000	4.908	07/23/25	352,460
Comcast Corp.(a)
25,000	3.700	04/15/24	26,568
45,000	3.375	08/15/25	48,019
50,000	3.950	10/15/25	54,664
25,000	3.300	02/01/27	26,878
75,000	3.300	04/01/27	80,783
225,000	3.150	02/15/28	241,578
125,000	4.150	10/15/28	141,850
25,000	3.750	04/01/40	27,966
25,000	4.700	10/15/48	31,995
Fox Corp.(a)
25,000	4.030	01/25/24	26,406
25,000	4.709	01/25/29	28,578
Walt Disney Co. (The)(a)
25,000	3.700	09/15/24	26,482

			1,114,227

Mining – 0.1%
Newmont Corp.(a)
75,000	2.250	10/01/30	74,014

Oil & Gas – 0.3%
Continental Resources, Inc.(a)
31,000	4.500	04/15/23	31,969
Devon Energy Corp.(a)
29,000	5.850	12/15/25	33,179
Occidental Petroleum Corp.(a)
100,000	2.900	08/15/24	102,125

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Bonds – (continued)
Oil & Gas – (continued)
Ovintiv Exploration, Inc.
$50,000	5.625%		07/01/24	$55,094
Phillips 66
50,000	3.700		04/06/23	51,714
25,000	1.300	(a)	02/15/26	24,543

				298,624

Packaging & Containers – 0.0%
Berry Global, Inc.(a)
50,000	1.570		01/15/26	48,938

Pharmaceuticals – 1.2%
AbbVie, Inc.(a)
125,000	4.050		11/21/39	143,288
200,000	4.250		11/21/49	240,118
Becton Dickinson and Co.(a)
12,000	3.363		06/06/24	12,565
40,000	3.700		06/06/27	43,617
100,000	2.823		05/20/30	103,548
Bristol-Myers Squibb Co.(a)
71,000	3.875		08/15/25	76,866
25,000	4.250		10/26/49	30,923
Cigna Corp.(a)
50,000	2.400		03/15/30	50,345
150,000	3.400		03/15/50	156,456
CVS Health Corp.(a)
25,000	2.625		08/15/24	25,896
50,000	3.875		07/20/25	53,781
25,000	5.125		07/20/45	32,506
Elanco Animal Health, Inc.(a)
25,000	5.272		08/28/23	26,481
Pfizer, Inc.(a)
75,000	3.450		03/15/29	82,710
Zoetis, Inc.(a)
45,000	3.000		09/12/27	47,587
150,000	2.000		05/15/30	147,822

				1,274,509

Pipelines – 0.8%
Energy Transfer LP(a)
15,000	4.250		04/01/24	15,773
50,000	2.900		05/15/25	51,664
25,000	5.250		04/15/29	28,723
5,000	6.000		06/15/48	6,253
Energy Transfer LP, Series 5Y(a)
75,000	4.200		09/15/23	78,318
MPLX LP(a)
75,000	2.650		08/15/30	74,869
35,000	4.500		04/15/38	39,382
25,000	5.500		02/15/49	31,971
Plains All American Pipeline LP / PAA Finance Corp.(a)
15,000	3.650		06/01/22	15,070
35,000	3.850		10/15/23	36,342
25,000	3.800		09/15/30	26,317

Corporate Bonds – (continued)
Pipelines – (continued)
Sabine Pass Liquefaction LLC(a)
75,000	5.625		03/01/25	83,297
75,000	5.000		03/15/27	84,412
Western Midstream Operating LP(a)
75,000	4.350		02/01/25	78,187
25,000	5.450		04/01/44	29,750
20,000	5.300		03/01/48	24,100
Williams Cos., Inc. (The)(a)
25,000	3.600		03/15/22	25,024
25,000	3.900		01/15/25	26,637
35,000	4.000		09/15/25	37,817

				793,906

Real Estate Investment Trusts – 2.1%
Alexandria Real Estate Equities, Inc.(a)
25,000	3.800		04/15/26	27,118
25,000	3.375		08/15/31	27,041
American Campus Communities Operating Partnership LP(a)
95,000	4.125		07/01/24	101,551
American Homes 4 Rent LP(a)
50,000	4.900		02/15/29	57,913
30,000	2.375		07/15/31	29,490
American Tower Corp.(a)
75,000	3.375		05/15/24	78,387
100,000	2.400		03/15/25	102,722
75,000	2.100		06/15/30	72,377
Crown Castle International Corp.(a)
85,000	3.150		07/15/23	87,581
60,000	3.650		09/01/27	64,600
25,000	3.300		07/01/30	26,418
CubeSmart LP(a)
45,000	4.000		11/15/25	48,414
125,000	2.500		02/15/32	124,749
Duke Realty LP(a)
25,000	1.750		07/01/30	23,831
Essex Portfolio LP(a)
50,000	3.000		01/15/30	52,391
Healthcare Realty Trust, Inc.(a)
25,000	2.050		03/15/31	24,056
Host Hotels & Resorts LP, Series J(a)
75,000	2.900		12/15/31	72,538
Invitation Homes Operating Partnership LP(a)
75,000	2.300		11/15/28	74,245
195,000	2.000		08/15/31	183,403
Kilroy Realty LP(a)
25,000	4.750		12/15/28	28,697
Mid-America Apartments LP(a)
50,000	1.700		02/15/31	47,739
100,000	2.875		09/15/51	98,545
National Retail Properties, Inc.(a)
35,000	3.900		06/15/24	36,991
45,000	4.000		11/15/25	48,824
Realty Income Corp.(a)
50,000	4.625		11/01/25	55,461
25,000	3.950		08/15/27	27,747

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)
Real Estate Investment Trusts – (continued)
Realty Income Corp.(a) – (continued)
$25,000	3.400%	01/15/28	$26,983
50,000	2.850	12/15/32	52,005
Regency Centers LP(a)
100,000	2.950	09/15/29	103,727
Spirit Realty LP(a)
75,000	3.400	01/15/30	78,773
UDR, Inc.(a)
25,000	2.100	08/01/32	23,907
100,000	1.900	03/15/33	92,624
Ventas Realty LP(a)
45,000	3.500	02/01/25	47,473
WP Carey, Inc.(a)
20,000	4.600	04/01/24	21,261
30,000	4.000	02/01/25	31,982
25,000	3.850	07/15/29	27,637
25,000	2.400	02/01/31	24,789

			2,153,990

Retail – 0.7%
7-Eleven, Inc.(a)(c)
100,000	1.300	02/10/28	95,132
AutoNation, Inc.(a)
25,000	1.950	08/01/28	24,430
Dollar Tree, Inc.(a)
50,000	4.000	05/15/25	53,738
50,000	4.200	05/15/28	55,822
Home Depot, Inc. (The)(a)
25,000	3.900	12/06/28	28,223
25,000	4.250	04/01/46	30,735
Lowe’s Cos., Inc.(a)
75,000	1.700	09/15/28	73,475
100,000	1.700	10/15/30	95,001
25,000	3.000	10/15/50	24,691
McDonald’s Corp.(a)
25,000	4.200	04/01/50	30,351
Starbucks Corp.(a)
75,000	3.800	08/15/25	81,023
Tractor Supply Co.(a)
50,000	1.750	11/01/30	46,979
Walgreens Boots Alliance, Inc.(a)
41,000	4.100	04/15/50	46,006

			685,606

Semiconductors – 0.6%
Applied Materials, Inc.(a)
25,000	1.750	06/01/30	24,526
Broadcom, Inc.(a)(c)
100,000	3.419	04/15/33	104,397
199,000	3.137	11/15/35	200,037
100,000	3.500	02/15/41	101,827
Intel Corp.(a)
75,000	3.050	08/12/51	76,924
Lam Research Corp.(a)
50,000	1.900	06/15/30	49,152

Corporate Bonds – (continued)
Semiconductors – (continued)
Micron Technology, Inc.(a)
50,000	2.703	04/15/32	50,203
Skyworks Solutions, Inc.(a)
25,000	3.000	06/01/31	25,154

			632,220

Software – 0.8%
Adobe, Inc.(a)
50,000	2.150	02/01/27	51,397
75,000	2.300	02/01/30	76,674
Fiserv, Inc.(a)
100,000	2.750	07/01/24	103,426
50,000	3.200	07/01/26	52,924
25,000	4.200	10/01/28	28,021
Intuit, Inc.(a)
25,000	1.350	07/15/27	24,497
Oracle Corp.(a)
125,000	2.875	03/25/31	125,626
25,000	3.600	04/01/40	25,131
50,000	3.850	04/01/60	49,476
Roper Technologies, Inc.(a)
50,000	4.200	09/15/28	56,165
ServiceNow, Inc.(a)
125,000	1.400	09/01/30	116,554
VMware, Inc.(a)
25,000	1.800	08/15/28	24,348
100,000	2.200	08/15/31	98,291

			832,530

Telecommunications – 2.8%
AT&T, Inc.(a)
300,000	2.300	06/01/27	305,748
150,000	4.350	03/01/29	168,772
50,000	2.750	06/01/31	50,988
128,000	2.550	12/01/33	125,352
25,000	4.900	08/15/37	30,084
60,000	4.850	03/01/39	71,682
75,000	3.500	06/01/41	77,176
25,000	4.750	05/15/46	30,221
25,000	5.150	11/15/46	31,825
25,000	4.500	03/09/48	29,178
25,000	5.150	02/15/50	32,068
25,000	3.650	06/01/51	25,945
25,000	3.500	09/15/53	25,269
T-Mobile USA, Inc.(a)
75,000	3.500	04/15/25	79,480
75,000	1.500	02/15/26	74,214
150,000	3.750	04/15/27	162,418
175,000	2.050	02/15/28	174,056
100,000	3.875	04/15/30	109,427
75,000	2.875	02/15/31	73,781
75,000	3.500	04/15/31	77,752
25,000	3.000	02/15/41	24,360

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2021

Principal Amount	Interest Rate		Maturity Date		Value

Corporate Bonds – (continued)
Telecommunications – (continued)
Verizon Communications, Inc.
$275,000	2.100	%(a)	03/22/28		$275,840
145,000	4.329		09/21/28		164,911
200,000	3.875	(a)	02/08/29		221,852
50,000	3.150	(a)	03/22/30		52,851
125,000	2.550	(a)	03/21/31		126,271
53,000	2.355	(a)(c)	03/15/32		52,273
100,000	4.862		08/21/46		128,815
90,000	2.987	(a)	10/30/56		85,355

					2,887,964

Transportation – 0.2%
Burlington Northern Santa Fe LLC(a)
25,000	4.050		06/15/48		30,071
FedEx Corp.(a)
45,000	3.400		02/15/28		48,594
75,000	5.250		05/15/50		100,508

					179,173

TOTAL CORPORATE BONDS
(Cost $23,332,641)					$24,197,740

Mortgage-Backed Securities – 22.1%
FHLMC
$4,506	7.500%		12/01/29		$5,212
1,204	5.000		10/01/33		1,340
1,858	5.000		07/01/35		2,088
2,804	5.000		12/01/35		3,132
546	5.000		03/01/38		614
958	5.000		06/01/41		1,076
727,781	3.000		09/01/49		767,622
980,441	2.500		09/01/51		1,006,521
FNMA
1,137	5.500		09/01/23		1,162
1,730	5.500		09/01/23		1,764
993	5.500		10/01/23		1,014
576	4.500		07/01/24		597
2,985	9.000		11/01/25		3,189
15,531	7.000		08/01/26		16,922
5,414	8.000		10/01/29		6,136
957	8.500		04/01/30		1,116
1,799	8.000		05/01/30		1,934
3,748	8.000		08/01/32		4,348
5,089	4.500		08/01/39		5,588
8,677	3.000		01/01/43		9,233
18,082	3.000		01/01/43		19,240
25,666	3.000		03/01/43		27,357
78,424	3.000		03/01/43		83,447
10,289	3.000		03/01/43		10,947
10,201	3.000		04/01/43		10,873
22,255	3.000		04/01/43		23,722
18,934	3.000		04/01/43		20,182
97,163	3.000		04/01/43		103,567

Mortgage-Backed Securities – (continued)
FNMA – (continued)
12,996	3.000		04/01/43		13,852
53,204	3.000		05/01/43		56,711
48,353	3.000		05/01/43		51,541
12,272	3.000		05/01/43		13,081
315,959	4.500		04/01/45		349,892
38,829	4.500		05/01/45		43,048
174,606	4.000		02/01/48		189,128
215,914	4.000		03/01/48		233,804
13,990	4.000		07/01/48		15,221
4,163	4.000		07/01/48		4,506
417,429	4.500		07/01/48		448,530
234,960	4.000		08/01/48		254,245
217,411	5.000		11/01/48		241,161
2,000,000	2.000		TBA-30yr	(d)	1,995,188
2,000,000	2.500		TBA-30yr	(d)	2,041,740
2,000,000	3.000		TBA-30yr	(d)	2,072,734
1,000,000	4.500		TBA-30yr	(d)	1,071,700
FNMA Series 2012-111, Class B
6,843	7.000		10/25/42		7,812
FNMA Series 2012-153, Class B
18,497	7.000		07/25/42		21,886
GNMA
578	7.000		10/15/25		582
2,419	7.000		11/15/25		2,516
342	7.000		02/15/26		345
808	7.000		04/15/26		828
905	7.000		04/15/26		963
853	7.000		03/15/27		876
5,868	7.000		11/15/27		5,911
385	7.000		11/15/27		393
450	7.000		11/15/27		451
1,953	7.000		11/15/27		2,141
4,812	7.000		02/15/28		5,116
1,212	7.000		03/15/28		1,240
676	7.000		04/15/28		691
89	7.000		05/15/28		96
1,918	7.000		06/15/28		2,061
2,118	7.000		07/15/28		2,271
760	7.000		07/15/28		823
7,837	7.000		09/15/28		8,412
58,924	6.000		08/20/34		67,604
46,014	5.000		06/15/40		51,527
220,295	4.000		08/20/43		238,015
85,498	4.000		10/20/45		92,161
259,156	3.500		04/20/47		272,002
328,222	3.500		12/20/47		344,491
52,863	5.000		08/20/48		56,547
158,960	4.500		09/20/48		168,933
178,339	5.000		10/20/48		190,710
511,094	5.000		11/20/48		546,509
63,876	5.000		12/20/48		68,292
377,740	4.500		01/20/49		400,967
52,836	4.500		03/20/49		56,056
948,094	3.000		08/20/49		984,518

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date		Value

Mortgage-Backed Securities – (continued)
GNMA – (continued)
$348,367	4.500%		10/20/49		$368,606
341,667	4.500		03/20/50		362,301
1,000,000	3.000		TBA-30yr	(d)	1,033,364
937,544	3.500		02/20/51		976,198
995,389	3.000		11/20/51		1,033,621
1,000,000	2.500		TBA-30yr	(d)	1,024,720
2,000,000	3.000		TBA-30yr	(d)	2,070,400
1,000,000	3.500		TBA-30yr	(d)	1,041,432

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $22,709,119)					$22,750,413

Foreign Bonds – 7.1%
Agriculture – 0.1%
BAT Capital Corp. (United Kingdom)(a)
$25,000	3.222%		08/15/24		$26,003
100,000	2.259		03/25/28		97,554
25,000	4.540		08/15/47		26,137

					149,694

Banks – 2.8%
Banco Santander SA (Spain)
200,000	2.746		05/28/25		206,881
Barclays PLC (United Kingdom)(a)
(SOFR + 2.71%)
200,000	2.852	(b)	05/07/26		206,165
BNP Paribas SA (France)
200,000	3.375	(c)	01/09/25		210,284
(SOFR + 1.00%)
200,000	1.323	(b)(c)	01/13/27		194,594
BPCE SA (France)(a)(c)
(SOFR + 1.73%)
250,000	3.116	(b)	10/19/32		250,066
Credit Suisse AG (Switzerland)
250,000	1.250		08/07/26		243,785
Credit Suisse Group AG (Switzerland)
250,000	4.550		04/17/26		275,311
Deutsche Bank AG (Germany)(a)(c)
(SOFR + 2.16%)
150,000	2.222		09/18/24		151,977
HSBC Holdings PLC (United Kingdom)(a)
(SOFR + 1.54%)
200,000	1.645	(b)	04/18/26		198,611
ING Groep NV (Netherlands)(a)(c)
(US 1 Year CMT T-Note + 1.10%)
200,000	1.400	(b)	07/01/26		197,758
Macquarie Bank Ltd. (Australia)(a)(c)
(US Treasury Yield Curve Rate T-Note Constant Maturity 5 Yr.+ 1.70%)
200,000	3.052	(b)	03/03/36		196,405
Macquarie Group Ltd. (Australia)(a)(c)
(SOFR + 1.07%)
50,000	1.340	(b)	01/12/27		48,670

Foreign Bonds – (continued)
Banks – (continued)
NatWest Group PLC (United Kingdom)
200,000	3.875		09/12/23		208,546
Standard Chartered PLC (United Kingdom)(a)(c)
(3 Mo. LIBOR + 1.15%)
200,000	4.247	(b)	01/20/23		200,289
Westpac Banking Corp. (Australia)(a)
(US 5 Year Swap + 2.24%)
25,000	4.322	(b)	11/23/31		27,047
(US Treasury Yield Curve Rate T-Note Constant Maturity 5 Yr.+ 2.00%)
25,000	4.110	(b)	07/24/34		26,967

					2,843,356

Beverages – 0.9%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Belgium)(a)
35,000	4.700		02/01/36		42,278
210,000	4.900		02/01/46		266,001
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
175,000	4.750	(a)	01/23/29		203,761
25,000	4.950		01/15/42		31,375
100,000	4.600	(a)	04/15/48		122,387
25,000	5.550	(a)	01/23/49		34,578
25,000	4.500	(a)	06/01/50		30,875
JDE Peet’s NV (Netherlands)(a)(c)
150,000	1.375		01/15/27		144,765

					876,020

Commercial Services – 0.2%
DP World Crescent Ltd., Series E (United Arab Emirates)
200,000	3.875		07/18/29		212,937

Diversified Financial Services – 0.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)(a)
250,000	2.450		10/29/26		251,876
225,000	3.000		10/29/28		228,374
150,000	3.300		01/30/32		152,970
Avolon Holdings Funding Ltd. (Ireland)(a)(c)
25,000	3.950		07/01/24		26,187
100,000	2.875		02/15/25		102,085
25,000	4.250		04/15/26		26,628

					788,120

Electric – 0.2%
Enel Finance International NV (Italy)(a)(c)
200,000	1.875		07/12/28		195,075

Engineering & Construction – 0.1%
Cellnex Finance Co. SA, Series E (Spain)(a)
100,000	1.250		01/15/29		108,480

Insurance – 0.0%
XLIT Ltd. (Bermuda)
45,000	4.450		03/31/25		48,843

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Foreign Bonds – (continued)
Internet – 0.2%
Tencent Holdings Ltd. (China)(a)
$200,000	3.595%		01/19/28	$212,874

Machinery-Construction & Mining – 0.2%
Weir Group PLC (The)(United Kingdom)(a)(c)
200,000	2.200		05/13/26	196,250

Mining – 0.4%
Glencore Funding LLC (Australia)(c)
75,000	4.125	(a)	03/12/24	78,885
25,000	4.625		04/29/24	26,690
75,000	1.625	(a)	04/27/26	73,652
150,000	2.625	(a)	09/23/31	145,595
Newcrest Finance Pty Ltd. (Australia)(a)(c)
25,000	3.250		05/13/30	26,247
Teck Resources Ltd. (Canada)(a)
25,000	3.900		07/15/30	26,899

				377,968

Oil & Gas – 0.5%
Gazprom PJSC Via Gaz Capital SA (Russia)
240,000	4.950		03/23/27	259,440
Lukoil Securities BV (Russia)
200,000	3.875		05/06/30	205,040
Suncor Energy, Inc. (Canada)
25,000	2.800		05/15/23	25,588
50,000	3.100	(a)	05/15/25	52,325

				542,393

Pharmaceuticals – 0.2%
Bayer US Finance II LLC (Germany)(a)(c)
200,000	3.875		12/15/23	209,124

Pipelines – 0.3%
Enbridge, Inc. (Canada)(a)
125,000	2.500		08/01/33	122,972
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates)
200,000	2.940		09/30/40	199,000

				321,972

Semiconductors – 0.1%
NXP BV / NXP Funding LLC / NXP USA, Inc. (China)(a)
25,000	3.400	(c)	05/01/30	26,658
125,000	2.500	(c)	05/11/31	125,336

				151,994

Transportation – 0.1%
Canadian Pacific Railway Co. (Canada)(a)
25,000	2.050		03/05/30	24,707
50,000	2.450		12/02/31	50,888

				75,595

TOTAL FOREIGN BONDS
(Cost $7,191,839)				$7,310,695

Asset- Backed Securities – 5.0%
Collateralized Debt Obligations – 0.2%
Arbor Realty Commercial Real Estate Notes Ltd., Series 2018-FL1, Class A(b)(c) (1 Mo. LIBOR + 1.150%)
$200,000	1.260		06/15/28	$199,937

Collateralized Loan Obligations – 4.8%
Cathedral Lake VI Ltd., Series 2021-6A, Class B(b)(c) (3 Mo. LIBOR + 1.950%)
300,000	2.074		04/25/34	299,376
Cathedral Lake VIII Ltd., Series 2021-8A, Class C(b)(c) (3 Mo. LIBOR + 2.620%)
200,000	2.724		01/20/35	198,035
CBAM Ltd., Series 2018-5A, Class A(b)(c) (3 Mo. LIBOR + 1.020%)
525,000	1.142		04/17/31	525,007
CFIP CLO Ltd., Series 2021-1A, Class A(b)(c) (3 Mo. LIBOR + 1.220%)
700,000	1.334		01/20/35	700,283
CFIP CLO Ltd., Series 2021-1A, Class C1(b)(c) (3 Mo. LIBOR + 2.400%)
300,000	2.514		01/20/35	299,760
Crown City CLO I, Series 2020-1A, Class A1AR(b)(c) (3 Mo. LIBOR + 1.190%)
250,000	1.322		07/20/34	249,860
Diameter Capital CLO 1 Ltd., Series 2021-1A, Class A1A(b)(c) (3 Mo. LIBOR + 1.240%)
425,000	1.363		07/15/36	425,302
Elmwood CLO IV Ltd., Series 2020-1A, Class A(b)(c) (3 Mo. LIBOR + 1.240%)
600,000	1.364		04/15/33	600,330
Halseypoint CLO 2 Ltd., Series 2020-2A, Class A1(b)(c) (3 Mo. LIBOR + 1.860%)
300,000	1.992		07/20/31	300,097
HalseyPoint CLO 3 Ltd., Series 2020-3A, Class A1A(b)(c) (3 Mo. LIBOR + 1.450%)
250,000	1.579		11/30/32	250,514
Jamestown CLO XV Ltd., Series 2020-15A, Class A(b)(c) (3 Mo. LIBOR + 1.340%)
300,000	1.464		04/15/33	300,148
Marble Point CLO XVII Ltd., Series 2020-1A, Class A(b)(c) (3 Mo. LIBOR + 1.300%)
500,000	1.432		04/20/33	500,121
Venture 39 CLO Ltd., Series 2020-39A, Class A1(b)(c) (3 Mo. LIBOR + 1.280%)
275,000	1.404		04/15/33	275,079

Home Equity – 0.0%
GMACM Home Equity Loan Trust, Series 2007-HE3, Class 2A1(b)
28,141	7.000		09/25/37	28,295

TOTAL ASSET-BACKED SECURITIES
(Cost $5,146,944)				$5,152,144

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Government Securities – 1.7%
Sovereign – 1.7%
Abu Dhabi Government International Bond(c)
$220,000	3.125%	10/11/27	$235,950
Indonesia Government International Bond
200,000	3.050	03/12/51	197,750
Israel Government AID Bond(e)
200,000	5.500	12/04/23	217,776
100,000	5.500	04/26/24	110,359
Israel Government International Bond
200,000	3.250	01/17/28	216,912
Mexico Government International Bond(a)
400,000	3.250	04/16/30	410,825
110,000	1.450	10/25/33	116,469
Peruvian Government International Bond(a)
50,000	3.230	07/28/21	43,009
Romanian Government International Bond(c)
10,000	2.124	07/16/31	10,872
30,000	2.625	12/02/40	30,278
10,000	4.625	04/03/49	12,899
Romanian Government International Bond, Series E
70,000	2.875	03/11/29	84,776
Uruguay Government International Bond(a)
50,000	4.375	01/23/31	57,556

			1,745,431

TOTAL FOREIGN GOVERNMENT SECURITIES
(Cost $1,751,024)			$1,745,431

Commercial Mortgage-Backed Securities – 1.2%
3650R 2021-PF1 Commercial Mortgage Trust Series 2021-PF1, Class AS
$150,000	2.778%	11/15/54	$152,445
Banc of America Commercial Mortgage Trust Series 2016-UB10, Class D(c)
100,000	3.000	07/15/49	91,872
BANK Series 2019-BN21, Class A5
150,000	2.851	10/17/52	157,659
BANK Series 2021-BN32, Class A5
150,000	2.643	04/15/54	155,526
BX Trust Series 2021-ARIA, Class C (1 Mo. LIBOR + 1.646%)(c)
150,000	1.756 (b)	10/15/36	149,681
Cantor Commercial Real Estate Lending Series 2019-CF3, Class A4
100,000	3.006	01/15/53	105,745
DOLP Trust Series 2021-NYC, Class A(c)
200,000	2.956	05/10/41	208,054
EQUS Mortgage Trust Series 2021-EQAZ, Class A (1 Mo. LIBOR + 0.755%)(c)
200,000	0.865 (b)	10/15/38	199,192

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $1,217,546)			$1,220,174

Municipal Bonds – 1.1%
Arizona – 0.0%
City of Tucson AZ COPS Series 2021 A
$25,000	1.932%	07/01/31	$24,557

Municipal Bonds – (continued)
California – 0.5%
Bay Area Toll Authority RB Refunding Series 2021 F-1
30,000	1.633	04/01/28	29,594
California Statewide Communities Development Authority RB Refunding for California Independent System Operator Corp. Series 2021
50,000	1.877	02/01/31	49,028
Los Angeles Municipal Improvement Corp. RB Refunding for City of Los Angeles Series 2021 A
35,000	1.648	11/01/28	34,337
80,000	2.074	11/01/30	79,322
Port of Oakland RB Refunding Series 2020 R
25,000	2.199	05/01/31	24,837
San Francisco Municipal Transportation Agency RB Refunding Series 2021 A
30,000	1.302	03/01/28	29,242
San Jose Financing Authority RB for Civic Center Refunding Project Series 2020 A
25,000	1.812	06/01/29	24,737
25,000	1.862	06/01/30	24,500

			295,597

Florida – 0.1%
State Board of Administration Finance Corp. RB Series 2020 A
70,000	2.154	07/01/30	69,835

Illinois – 0.2%
Chicago O’Hare International Airport
85,000	2.346	01/01/30	85,631
Illinois State GO Bonds Pension Funding Series 2003
25,000	5.100	06/01/33	28,897
Illinois State GO Bonds for Build America Bonds Series 2010-5
100,000	7.350	07/01/35	125,880
State of Illinois GO Bonds
105,000	7.625	03/01/40	173,907

			414,315

Louisiana – 0.0%
City of New Orleans LA Water System Revenue Refunding Series 2021
25,000	1.008	12/01/26	24,075

New York – 0.1%
City of New York NY GO Bonds Series 2021 F-2
40,000	1.940	03/01/29	40,097
Metropolitan Transportation Authority Dedicated Tax Fund RB Series 2010
25,000	5.989	11/15/30	31,079
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2018 B-2
10,000	3.590	08/01/27	10,944

			82,120

Ohio – 0.1%
American Municipal Power, Inc. RB Build America Bond Series 2010 E RMKT
100,000	6.270	02/15/50	142,909

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – 0.1%
City of Houston TX Airport System RB Refunding Series 2020 C
$30,000	2.235%	07/01/29	$30,118
40,000	2.285	07/01/30	40,001

			70,119

TOTAL MUNICIPAL BONDS
(Cost $997,440)			$1,123,527

U.S. Government Agency Securities – 1.0%
Federal Home Loan Banks
$100,000	3.375%	12/08/23	$104,904
Federal National Mortgage Association
400,000	1.875	09/24/26	410,977
400,000	6.250	05/15/29	531,378

TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $987,314)			$1,047,259

Collateralized Mortgage Obligations – 0.6%
Alternative Loan Trust Series 2005-38, Class A1(b) (1 Year CMT + 1.500%)
$49,851	1.582%	09/25/35	$48,071
Connecticut Avenue Securities Trust Series 2021-R01, Class 1M2(b) (SOFR + 1.550%)(c)
44,000	1.600	10/25/41	44,074
Connecticut Avenue Securities Trust Series 2021-R03, Class 1M2(b) (SOFR + 1.650%)(c)
42,000	1.700	12/25/41	42,034
Federal Home Loan Mortgage Corporation Series 2020-DNA3, Class M2(b) (1 Mo. LIBOR + 3.000%)(c)
7,848	3.103	06/25/50	7,859
Federal Home Loan Mortgage Corporation Series 2020-DNA5, Class M2(b) (SOFR + 2.800%)(c)
25,505	2.850	10/25/50	25,704
Federal Home Loan Mortgage Corporation Series 2021-DNA5, Class M2(b) (SOFR + 1.650%)(c)
30,000	1.700	01/25/34	30,120
Harben Finance PLC Series 2017-1X, Class A(b) (3-month GBP LIBOR + 0.800%)
55,693	0.914	08/20/56	75,414
JPMorgan Mortgage Trust Series 2021-6, Class A3(b)(c)
103,166	2.500	10/25/51	103,093
Lehman XS Trust Series 2005-7N, Class 1A1A(b) (1 Mo. LIBOR + 0.540%)
91,779	0.642	12/25/35	88,992
London Wall Mortgage Capital PLC Series 2017-FL1, Class A(b) (3-month GBP LIBOR + 0.850%)
18,369	0.952	11/15/49	24,889
Stratton Mortgage Funding PLC Series 2019-1, Class A(b) (SONIA + 1.200%)
74,965	1.250	05/25/51	101,769
Wells Fargo Mortgage Backed Securities Trust Series 2019-3, Class A1(b)(c)
11,501	3.500	07/25/49	11,585

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $574,366)			$603,604

U.S. Treasury Obligations – 36.3%
U.S. Treasury Bonds
$2,930,000	2.375%	11/15/49	$3,222,084
3,200,000	2.000	02/15/50	3,254,000
U.S. Treasury Notes
3,030,000	2.375	03/15/22	3,043,730
9,070,000	0.125	01/31/23	9,038,822
720,000	0.125	03/31/23	716,484
730,000	0.125	12/15/23	721,616
4,650,000	0.375	04/15/24	4,603,500
1,030,000	0.375	12/31/25	998,537
4,050,000	0.750	03/31/26	3,974,063
1,080,000	1.250	12/31/26	1,079,241
900,000	1.125	02/29/28	887,273
1,010,000	1.250	03/31/28	1,001,399
970,000	2.875	05/15/28	1,057,073
1,180,000	1.250	06/30/28	1,168,292
1,440,000	3.125	11/15/28	1,601,100
1,100,000	1.375	12/31/28	1,095,359

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $37,773,520)			$37,462,573

Shares	Dividend Rate		Value

Investment Company(f) – 6.8%
Goldman Sachs Financial Square Government Fund — Institutional Shares
7,004,192	0.026%		$7,004,192
(Cost $7,004,192)

Principal Amount	Interest Rate	Maturity Date	Value

Short-Term Investments(b) – 2.5%
Commercial Paper – 2.5%
AT&T, Inc.
$800,000	0.183%	02/14/22	$799,704
Enel Finance America LLC
500,000	0.254	02/16/22	499,805
Entergy Corp.
300,000	0.152	01/12/22	299,985
VW Credit, Inc.
500,000	0.203	01/06/22	499,985
250,000	0.203	01/10/22	249,987
250,000	0.223	02/16/22	249,900

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,599,554)			$2,599,366

TOTAL INVESTMENTS – 108.9%
(Cost $111,285,499)			$112,217,118

LIABILITIES IN EXCESS OF ASSETS – (8.9)%			(9,171,166)

NET ASSETS – 100.0%			$103,045,952

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities with “Call” features. Maturity dates disclosed are the final maturity date.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate or distribution rate disclosed is that which is in effect on December 31, 2021.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $9,237,403 which represents approximately 9.0% of the Fund’s net assets as of December 31, 2021.

(e)	Guaranteed by the United States Government. Total market value of $328,135, which represents 0.3% of net assets as of December 31, 2021.

(f)	Represents an affiliated issuer.

Investment Abbreviations:
BA	—Banker Acceptance Rate
BBR	—Bank Bill Reference Rate
CLO	—Collateralized Loan Obligation
EURIBOR	—Euro Interbank Offered Rate
LIBOR	—London Interbank Offered Rate
LP	—Limited Partnership
Mo.	—Month
NIBOR	—Norwegian Interbank Offered Rate
PLC	—Public Limited Company
SOFR	—Secured Overnight Financing Rate
SONIA	—Sterling Overnight Index Average
STIBOR	—Stockholm Interbank Offered Rate
Yr.	—Year

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Sweedish Krona
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2021, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
JPMorgan Bank	USD	577,036	GBP	419,031	1/21/2022	$9,883
Morgan Stanley Co., Inc.	USD	47,012	NOK	392,096	1/25/2022	2,508
Bank of America	EUR	773,635	USD	874,595	2/10/2022	6,885
JPMorgan Bank	USD	75,721	JPY	8,619,413	2/16/2022	763
Morgan Stanley Co., Inc.	USD	189,325	SEK	1,623,002	1/20/2022	9,688
Morgan Stanley Co., Inc.	USD	236,520	CAD	294,327	1/31/2022	3,849

TOTAL						$33,576

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Morgan Stanley Co., Inc.	SEK	1,653,000	USD	192,824	1/20/2022	$(9,867)
JPMorgan Bank	GBP	305,015	USD	420,028	1/21/2022	(7,194)
Morgan Stanley Co., Inc.	CAD	258,925	USD	208,071	1/31/2022	(3,386)
Morgan Stanley Co., Inc.	USD	1,157,910	EUR	1,024,401	2/10/2022	(9,292)
Morgan Stanley Co., Inc.	JPY	11,613,101	USD	102,021	2/16/2022	(1,028)
Morgan Stanley Co., Inc.	USD	99,308	EUR	87,135	3/16/2022	(44)

TOTAL						$(30,811)

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD SALES CONTRACTS — At December 31, 2021, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
Federal National Mortgage Association	3.500%	TBA-30yr	12/13/2021	$(1,000,000)	$(1,053,125)
Federal National Mortgage Association	3.500	TBA-30yr	11/10/2021	(1,000,000)	(1,051,760)
Government National Mortgage Association	2.000	TBA-30yr	10/14/2021	(1,000,000)	(1,008,990)

Total (Proceed Receivable $3,112,109)					$(3,113,875)

(a)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At December 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:

U.S. Treasury 10 Year Note	25	03/22/22	$3,233,072	$25,521
U.S. Treasury 10 Year Ultra Note	8	03/22/22	1,171,937	(2,937)
U.S. Treasury 2 Year Note	36	03/31/22	7,860,948	(8,166)
U.S. Treasury Long Bond	26	03/22/22	4,133,167	25,208
U.S. Treasury Ultra Bond	17	03/22/22	3,321,821	12,304

Total Futures Contracts				$51,930

SWAP CONTRACTS — At December 31, 2021, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Credit Spread at December 31, 2021(b)	Termination Date	Notional Amount (000’s)	Value	Upfront Premium (Recieved) Paid	Unrealized (Depreciation)
Prudential Financial, Inc.	1.000%	1.799%	06/20/2024	75	$1,350	$—	$1,350
Republic of Indonesia	1.000%	1.564	06/20/2024	160	2,503	—	2,503
Republic of Chile	1.000%	1.588	06/20/2024	20	318	—	318
State of Qatar	1.000%	1.941	06/20/2024	20	388	—	388
State of Qatar	1.000%	2.248	12/20/2024	10	225	—	225
General Electric Co.	1.000%	1.605	06/20/2026	175	2,808	—	2,808
Republic of Indonesia	1.000%	1.176	12/20/2026	230	2,705	2,809	(103)
Nordstrom, Inc.	1.000%	1.689	06/20/2024	225	(3,800)	(538)	(3,262)
United Russian States	1.000%	1.161	12/20/2026	10	(116)	65	(182)
United Mexican States	1.000%	0.503	12/20/2026	20	101	46	54
Markit CDX North America Investment Grade Index	1.000%	1.899	06/20/2025	3,500	66,448	—	66,448
Markit CMBX North American	3.000%	4.716	11/18/2054	200	(9,431)	(54,839)	45,408
Markit CDX North America Investment Grade Index	1.000%	2.385	12/20/2025	575	13,712	—	13,712
Markit CMBX North American BBB-	3.000%	13.612	10/17/2057	100	(13,612)	(26,600)	12,988
iTraxx Asia ex-Japan Investment Grade Index	1.000%	1.358	06/20/2026	170	(2,309)	(875)	(1,434)
Markit CDX North America Investment Grade Index	1.000%	2.442	06/20/2026	7,025	171,556	86,571	84,986

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Received (Paid) by the Fund	Credit Spread at December 31, 2021(c)	Counterparty	Termination Date	Notional Amount (000’s)	Value	Upfront Premium (Recieved) Paid	Unrealized (Depreciation)
Markit CMBX North American BBB-8(a)	3.000%	13.612%	Morgan Stanley Co., Inc	10/17/2057	100	$(13,612)	$(14,898)	$1,286
ICE CDX Investment Grade Index(b)	1.000%	2.442	Bank of America	12/20/2026	3,225	78,749	75,063	3,686

TOTAL						$297,983	$66,804	$231,179

(a)	Payments received monthly.
(b)	Payments received quarterly.
(c)

Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by the Fund	Termination Date	Notional Amounts (000’s)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
1.250%(a)	Bbalibor	12/15/2022	NZD	600	$(1,609)	$662	$(947)
0.190(a)	3 Month BBR	2/22/2023	AUD	4,550	(11,041)	—	(11,041)
1 Day SOFR(b)	0.000%	3/16/2024	USD	720	8,973	(6,724)	2,249
0.500(a)	3 Month STIBOR	3/16/2024	SEK	10,700	2,709	(2,572)	137
1.560(a)	3 Month BA	8/22/2025	CAD	810	(6,866)	(204)	(7,070)
1 Day SOFR(b)	1.000	3/16/2027	SEK	1,240	(93)	(855)	(948)
3 Month BA(a)	0.000	3/16/2027	USD	1,700	14,182	(11,518)	2,664
0.750(a)	3 Month STIBOR	3/16/2027	NOK	4,320	(2,070)	1,644	(426)
1.250(c)	6 Month BBR	3/16/2027	GBP	480	18,022	(12,334)	5,688
3 Month BA(a)	1.750	3/16/2027	CAD	1,050	4,714	(7,367)	(2,653)
1 Day SONIA(b)	0.000	3/16/2027	AUD	3,630	(63,118)	62,291	(827)
3 Month BA(a)	1.680	8/22/2028	CAD	650	8,155	344	8,499
6 Month NIBOR(c)	2.130	5/11/2031	NOK	5,250	(4,660)	6,531	1,871
2.500(a)	3 Month BA	10/14/2031	CAD	570	7,530	(2,656)	4,874
0.500(c)	6 Month EURIBOR	11/26/2031	EUR	1,000	(4,516)	(2,945)	(7,461)
1.500(b)	1 Day SOFR	3/16/2032	AUD	740	(1,704)	(538)	(2,242)
Bbalibor(a)	2.750	3/16/2032	USD	520	7,548	(10,151)	(2,603)
2.000(c)	6 Month NIBOR	3/16/2032	CAD	720	336	(1,067)	(731)
1.000(a)	3 Month STIBOR	3/16/2032	NOK	2,240	1,790	(7,184)	(5,394)
3 Month BA(a)	0.000	3/16/2032	NZD	440	(1,799)	3,417	1,618
1 Day SOFR(b)	0.000	3/16/2032	SEK	6,040	(40)	(10,638)	(10,678)
2.000(c)	6 Month BBR	3/16/2032	GBP	950	25,862	407	26,269
3 Month BA(a)	2.000	3/16/2032	CHF	350	5,374	(5,044)	330
1 Day SONIA(b)	0.000	3/16/2032	EUR	330	(3,094)	(2,028)	(5,122)
0.250(c)	6 Month EURIBOR	3/16/2032	JPY	27,350	2,001	(1,069)	932
2.100(a)	3 Month BA	12/18/2033	CAD	190	(600)	(958)	(1,558)
6 Month EURIBOR(c)	0.750	11/26/2041	EUR	510	3,250	4,239	7,489
2.250(a)	3 Month BA	12/15/2051	CAD	270	7,480	2,328	9,808
1 Day SOFR(b)	1.750	3/16/2052	USD	170	(11,948)	15,107	3,159

TOTAL					$4,768	$11,118	$15,886

(a)	Payments made quarterly
(b)	Payments made annually.
(c)	Payments made semi-annually.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED & WRITTEN OPTIONS CONTRACTS — At December 31, 2021, the Fund had the following purchased & written option contracts:

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased Option Contracts

Puts
6M IRS	JPMorgan Bank	0.30	09/09/2022	1,370,000	$1,370,000	$337	$2,662	$(2,325)
6M IRS	JPMorgan Bank	0.28	09/09/2022	1,060,000	1,060,000	247	2,022	(1,775)
6M IRS	Morgan Stanley Co., Inc.	0.54	11/17/2022	2,600,000	2,600,000	1,721	6,113	(4,392)
6M IRS	UBS AG	1.16	10/12/2022	1,490,000	1,490,000	4,773	5,838	(1,065)

Total Purchased Option Contracts				6,520,000		7,078	$16,635	$(9,557)

Written Option Contracts

Calls
6M IRS	JPMorgan Bank	0.40	09/09/2022	(140,000)	$(140,000)	$(1,277)	$(2,636)	$1,359
6M IRS	JPMorgan Bank	0.36	09/09/2022	(110,000)	(110,000)	(904)	(2,033)	1,129
6M IRS	Morgan Stanley Co., Inc.	0.60	11/17/2022	(270,000)	(270,000)	(5,102)	(6,144)	1,042
6M IRS	UBS AG	0.85	10/12/2022	(160,000)	(160,000)	(4,675)	(6,503)	1,828

Total Written Option Contracts				(680,000)		(11,958)	$(17,316)	$5,358

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments

December 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Asset- Backed Securities – 25.3%
AIG CLO LLC, Series 2021-1A, Class A(a)(b) (3 Mo. LIBOR + 1.100%)
$600,000	1.228%	04/22/34	$596,735
Anchorage Capital CLO Ltd., Series 2014-4RA, Class A(a) (b) (3 Mo. LIBOR + 1.050%)
350,000	1.186	01/28/31	350,163
Anchorage Capital CLO Ltd., Series 2021-18A, Class A1(a) (b) (3 Mo. LIBOR + 1.150%)
750,000	1.274	04/15/34	750,095
Assurant CLO I Ltd., Series 2017-1A, Class AR(a)(b) (3 Mo. LIBOR + 1.180%)
300,000	1.310	10/20/34	299,925
Brazos Higher Education Authority, Inc., Series 2011-1, Class A2(a) (3 Mo. LIBOR + 0.800%)
344,167	0.978	02/25/30	344,167
BSPDF Issuer Ltd., Series 2021-FL1, Class A(a)(b) (1 Mo. LIBOR + 1.200%)
250,000	1.310	10/15/36	249,072
Carlyle US CLO Ltd., Series 2017-2A, Class A1R(a)(b) (3 Mo. LIBOR + 1.050%)
1,000,000	1.184	07/20/31	999,705
CBAM Ltd., Series 2018-5A, Class A(a)(b) (3 Mo. LIBOR + 1.020%)
1,100,000	1.142	04/17/31	1,100,014
CFIP CLO Ltd., Series 2021-1A, Class A(a)(b) (3 Mo. LIBOR + 1.220%) (Cayman Islands)
750,000	1.334	01/20/35	750,304
Citibank Credit Card Issuance Trust, Series 2017-A5, Class A5(a) (1 Mo. LIBOR + 0.620%) (United States)
1,400,000	0.724	04/22/26	1,415,298
Citibank Credit Card Issuance Trust, Series 2017-A7, Class A7(a) (1 Mo. LIBOR + 0.370%) (United States)
500,000	0.474	08/08/24	500,841
Dryden 64 CLO Ltd., Series 2018-64A, Class A(a)(b) (3 Mo. LIBOR + 0.970%) (Cayman Islands)
600,000	1.092	04/18/31	600,005
Edsouth Indenture No. 5 LLC, Series 2014-1, Class A(a)(b) (1 Mo. LIBOR + 0.700%) (United States)
104,625	0.803	02/25/39	104,107
Educational Funding of the South, Inc., Series 2011-1, Class A2(a) (3 Mo. LIBOR + 0.650%) (United States)
202,633	0.774	04/25/35	202,725
Ford Credit Auto Owner Trust, Series 2018-2, Class A(b) (United States)
350,000	3.470	01/15/30	363,614
Ford Credit Floorplan Master Owner Trust, Series 2020-1, Class A2(a) (1 Mo. LIBOR + 0.500%)
750,000	0.610	09/15/25	753,722
Halsey Point CLO I Ltd., Series 2019-1A, Class A2A(a)(b) (3 Mo. LIBOR + 1.350%)
250,000	1.482	01/20/33	250,019
Higher Education Funding I, Series 2014-1, Class A(a)(b) (3 Mo. LIBOR + 1.050%) (United States)
587,666	1.230	05/25/34	588,441

Asset- Backed Securities – (continued)
Illinois Student Assistance Commission, Series 2010-1 A3 (3 Mo. LIBOR + 0.900%)
122,083	1.024	07/25/45	122,458
Jamestown CLO XV Ltd., Series 2020-15A, Class A(a)(b) (3 Mo. LIBOR + 1.340%) (Cayman Islands)
300,000	1.464	04/15/33	300,148
LCM XV LP, Series 15A, Class AR2(a)(b) (3 Mo. LIBOR + 1.000%) (Cayman Islands)
1,000,000	1.132	07/20/30	1,000,009
LCM XX LP, Series 20A, Class AR(a)(b) (3 Mo. LIBOR + 1.040%) (Cayman Islands)
361,530	1.172	10/20/27	361,574
Madison Park Funding XXX Ltd., Series 2018-30A, Class A(a)(b) (3 Mo. LIBOR + 0.750%) (Cayman Islands)
1,094,153	0.874	04/15/29	1,094,180
Marble Point CLO XXI Ltd., Series 2021-3A, Class A1(a)(b) (3 Mo. LIBOR + 1.240%) (Cayman Islands)
800,000	1.369	10/17/34	801,141
Montana Higher Education Student Assistance Corp., Series 2012-1, Class A2(a) (1 Mo. LIBOR + 1.000%) (United States)
188,532	1.104	05/20/30	188,532
Neuberger Berman Loan Advisers CLO 31 Ltd., Series 2019-31A, Class AR(a) (b) (3 Mo. LIBOR + 1.040%) (Cayman Islands)
300,000	1.172	04/20/31	300,109
Nissan Master Owner Trust Receivables, Series 2019-A, Class A(a) (1 Mo. LIBOR + 0.560%) (United States)
850,000	0.670	02/15/24	850,362
Octagon 54 Ltd., Series 2021-1A, Class A1(a)(b) (3 Mo. LIBOR + 1.120%) (Cayman Islands)
300,000	1.253	07/15/34	299,149
OHA Credit Funding 3 Ltd., Series 2019-3A, Class AR(a)(b) (3 Mo. LIBOR + 1.140%) (Cayman Islands)
750,000	1.272	07/02/35	749,999
Parallel Ltd., Series 2015-1A, Class AR(a)(b) (3 Mo. LIBOR + 0.850%) (Cayman Islands)
14,324	0.982	07/20/27	14,324
Pennsylvania Higher Education Assistance Agency, Series 2006-1, Class A3(a) (3 Mo. LIBOR + 0.140%) (United States)
284,743	0.264	10/25/35	280,624
Pikes Peak CLO 2, Series 2018-2A, Class AR(a)(b) (3 Mo. LIBOR + 1.190%) (Cayman Islands)
800,000	1.404	10/18/34	799,795
SLM Student Loan Trust, Series 2005-5, Class A4(a) (3 Mo. LIBOR + 0.140%) (United States)
412,214	0.264	10/25/28	410,615
SLM Student Loan Trust, Series 2008-5, Class A4(a) (3 Mo. LIBOR + 1.700%) (United States)
44,903	1.824	07/25/23	45,107
SOUND POINT CLO XXII Ltd., Series 2019-1A, Class AR(a)(b) (3 Mo. LIBOR + 1.080%)
500,000	1.212	01/20/32	499,999
Trimaran Cavu Ltd., Series 2021-1A, Class A(a)(b) (3 Mo. LIBOR + 1.210%)
500,000	1.334	04/23/32	499,632

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

December 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Asset- Backed Securities – (continued)
Trysail CLO Ltd., Series 2021-1A, Class A1(a)(b) (3 Mo. LIBOR + 1.320%)
$400,000	1.452%	07/20/32	$400,000
Utah State Board of Regents, Series 2015-1, Class A(a) (1 Mo. LIBOR + 0.600%)
197,128	0.702	02/25/43	197,015
Wellfleet CLO X LTD, Series 2019-XA, Class A1R(a)(b) (3 Mo. LIBOR + 1.170%)
900,000	1.302	07/20/32	899,998

TOTAL ASSET- BACKED SECURITIES
(Cost $20,277,174)			$20,333,722

Collateralized Mortgage Obligations(a) – 13.8%
FHLMC REMIC Series 3049, Class FP(a) (1 Mo. LIBOR + 0.350%)
$109,465	0.460%	10/15/35	$109,932
FHLMC REMIC Series 3208, Class FB(a) (1 Mo. LIBOR + 0.400%)
57,423	0.510	08/15/36	57,882
FHLMC REMIC Series 3208, Class FD(a) (1 Mo. LIBOR + 0.400%)
85,560	0.510	08/15/36	86,244
FHLMC REMIC Series 3208, Class FG(a) (1 Mo. LIBOR + 0.400%)
344,537	0.510	08/15/36	347,290
FHLMC REMIC Series 3307, Class FT(a) (1 Mo. LIBOR + 0.240%)
536,813	0.350	07/15/34	536,919
FHLMC REMIC Series 3311, Class KF(a) (1 Mo. LIBOR + 0.340%)
1,021,080	0.450	05/15/37	1,027,679
FHLMC REMIC Series 4320, Class FD(a) (1 Mo. LIBOR + 0.400%)
183,564	0.510	07/15/39	184,979
FHLMC REMIC Series 4477, Class FG(a) (1 Mo. LIBOR + 0.300%)
186,154	0.399	10/15/40	185,358
FHLMC REMIC Series 4508, Class CF(a) (1 Mo. LIBOR + 0.400%)
176,475	0.510%	09/15/45	177,572
FHLMC REMIC Series 4631, Class GF(a) (1 Mo. LIBOR + 0.500%)
917,090	0.610	11/15/46	925,899
FNMA REMIC Series 2006-82, Class F(a) (1 Mo. LIBOR + 0.570%)
55,113	0.672	09/25/36	55,744
FNMA REMIC Series 2006-96, Class FA(a) (1 Mo. LIBOR + 0.300%)
298,186	0.402	10/25/36	299,530
FNMA REMIC Series 2007-33, Class HF(a) (1 Mo. LIBOR + 0.350%)
47,583	0.452	04/25/37	47,850

Collateralized Mortgage Obligations(a) – (continued)
FNMA REMIC Series 2007-36, Class F(a) (1 Mo. LIBOR + 0.230%)
79,855	0.332	04/25/37	79,822
FNMA REMIC Series 2007-85, Class FC(a) (1 Mo. LIBOR + 0.540%)
244,052	0.642	09/25/37	247,221
FNMA REMIC Series 2008-8, Class FB(a) (1 Mo. LIBOR + 0.820%)
166,892	0.922	02/25/38	170,152
FNMA REMIC Series 2011-63, Class FG(a) (1 Mo. LIBOR + 0.450%)
200,902	0.552	07/25/41	203,486
FNMA REMIC Series 2012-35, Class QF(a) (1 Mo. LIBOR + 0.400%)
659,866	0.502	04/25/42	665,103
FNMA REMIC Series 2016-1, Class FT(a) (1 Mo. LIBOR + 0.350%)
421,671	0.452	02/25/46	424,465
FNMA REMIC Series 2017-45, Class FA(a) (1 Mo. LIBOR + 0.320%)
316,648	0.419	06/25/47	316,393
FNMA REMIC Series 2017-96, Class FC(a) (1 Mo. LIBOR + 0.400%)
645,273	0.502	12/25/57	650,582
FNMA REMIC Series 2018-60, Class FK(a) (1 Mo. LIBOR + 0.300%)
1,487,854	0.402	08/25/48	1,494,236
Freddie Mac REMIC Series 3371, Class FA(a) (1 Mo. LIBOR + 0.600%)
223,148	0.710	09/15/37	226,897
Freddie Mac REMIC Series 4068, Class UF(a) (1 Mo. LIBOR + 0.500%)
1,070,828	0.610	06/15/42	1,081,419
Freddie Mac REMIC Series 4942, Class FA(a) (1 Mo. LIBOR + 0.500%)
1,406,977	0.602	01/25/50	1,417,800
Freddie Mac Multifamily ML Certificates(b), Series 2017-ML01 A (1 Mo. LIBOR + 0.500%)
93,079	0.602	01/25/33	93,302

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $11,080,819)			$11,113,756

Mortgage-Backed Securities(a) – 4.0%
Federal Home Loan Mortgage Corporation (6 Mo. LIBOR + 2.110%)
93,417	2.288	12/01/36	98,600
Federal Home Loan Mortgage Corporation (US 1 Year CMT T-Note + 2.265%)
90,161	2.287	01/01/38	94,923
FHLMC (12 Mo. LIBOR + 1.903%)
71,190	2.188%	01/01/38	75,148
FHLMC (12 Mo. LIBOR + 1.750%)
49,561	2.000	05/01/35	52,153

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Securities(a) – (continued)
FHLMC (12 Mo. LIBOR + 2.180%)
$27,624	2.555%	04/01/37	$29,255
FHLMC Corporation (US 1 Year CMT T-Note + 2.250%)
14,851	2.285	09/01/35	15,636
FNMA (12 Mo. LIBOR + 1.557%)
200,031	1.807	11/01/35	209,161
FNMA (US 1 Year CMT T-Note + 2.158%)
158,545	2.236	06/01/35	166,095
FNMA (12 Mo. LIBOR + 1.983%)
84,431	2.264	03/01/37	89,424
FNMA (US 1 Year CMT T-Note + 2.208%)
64,015	2.333	05/01/35	67,349
FNMA (12 Mo. LIBOR + 1.676%)
24,447	1.961	12/01/35	25,656
FNMA (12 Mo. LIBOR + 1.325%)
13,475	1.575	05/01/33	13,966
FNMA Series 2020-6347, Class BM (12 Mo. LIBOR + 1.734%)
1,617,317	2.026	02/01/41	1,704,617
GNMA (US 1 Year CMT T-Note + 1.500%)
103,243	1.875	04/20/33	106,649
GNMA Series 2005-48, Class AF (1 Mo. LIBOR + 0.200%)
270,911	0.304	06/20/35	270,458
GNMA Series 2012-98, Class FA (1 Mo. LIBOR + 0.400%)
239,635	0.504	08/20/42	241,537

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $3,275,407)			$3,260,627

Commercial Mortgage-Backed Securities – 3.5%
BX Commercial Mortgage Trust Series 2021-21M, Class A(a) (1 Mo. LIBOR+ 0.730%)
$200,000	0.840%	10/15/36	$198,247
BX Commercial Mortgage Trust Series 2021-CIP, Class A(a) (1 Mo. LIBOR + 0.921%)
150,000	1.021	12/15/28	149,953
BX Trust Series 2021-ARIA, Class A(a) (1 Mo. LIBOR + 0.899%)
350,000	1.009	10/15/36	350,952
BX Trust Series 2021-BXMF, Class A(a) (1 Mo. LIBOR + 0.636%)
200,000	0.746%	10/15/26	197,613
BXHPP Trust Series 2021-FILM, Class A(a) (1 Mo. LIBOR + 0.650%)
400,000	0.760	08/15/36	396,708
CIM Retail Portfolio Trust Series 2021-RETL, Class A(a) (1 Mo. LIBOR + 1.400%)
200,000	1.510	08/15/36	199,634
ELP Commercial Mortgage Trust Series 2021-ELP, Class A(a) (1 Mo. LIBOR + 0.701%)
200,000	0.811	11/15/38	198,919
EQUS Mortgage Trust Series 2021-EQAZ, Class A(a) (1 Mo. LIBOR + 0.755%)
150,000	0.865	10/15/38	149,394
Freddie Mac Multifamily Structured Pass Through Certificates Series KF32, Class A(a) (1 Mo. LIBOR + 0.370%)
205,713	0.464	05/25/24	206,105

Commercial Mortgage-Backed Securities – (continued)
Freddie Mac Multifamily Structured Pass Through Certificates Series KF58, Class A(a) (1 Mo. LIBOR + 0.500%)
307,567	0.594	01/25/26	308,854
Freddie Mac Multifamily Structured Pass Through Certificates Series KF60, Class A(a) (1 Mo. LIBOR + 0.490%)
235,587	0.584	02/25/26	236,225
Great Wolf Trust Series 2019-WOLF, Class A(a) (1 Mo. LIBOR + 1.034%)
200,000	1.144	12/15/36	199,697

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $2,796,348)			$2,792,301

Supranational(a)(b) – 1.9%
European Investment Bank (SOFR+ 0.290%)
$1,530,000	0.340%	06/10/22	$1,531,282
(Cost $1,530,000)

U.S. Government Agency Security(a) – 1.9%
FFCB (SOFR + 0.170%)
$1,500,000	0.220%	03/15/22	$1,500,128
(Cost $1,500,000)

U.S. Treasury Obligations – 33.6%
U.S. Treasury Bonds
$220,000	3.750%	11/15/43	$291,088
170,000	3.375	05/15/44	214,147
U.S. Treasury Floating Rate Note (3 Mo. U.S.T-Bill MMY + 0.154%)
600,000	0.274	01/31/22	600,044
U.S. Treasury Inflation Indexed Bond
750,000	0.125	07/15/22	924,144
U.S. Treasury Notes (3 Mo. U.S.T-Bill MMY + 0.133%)
120,000	1.875	02/28/22	120,328
9,800,000	0.175	10/31/22	9,803,908
8,800,000	0.169	01/31/23	8,804,216
20,000	2.750	04/30/23	20,583
3,900,000	0.149	07/31/23	3,900,431
920,000	2.875	10/31/23	956,225
1,020,000	1.125	02/28/25	1,023,825
140,000	2.875	05/31/25	148,455
10,000	3.000	09/30/25	10,687
250,000	2.125	05/31/26	259,746
20,000	1.375	08/31/26	20,125

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $26,995,072)			$27,097,952

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

December 31, 2021

Shares	Dividend Rate	Value

Investment Company – 13.9%(c)
Goldman Sachs Financial Square Government Fund — Institutional Shares
11,185,989	0.026%	$11,185,989
(Cost $11,185,989)

TOTAL INVESTMENTS – 97.9%
(Cost $78,640,809)		$78,815,757

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.1%		1,702,059

NET ASSETS – 100.0%		$80,517,816

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on December 31, 2021.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
CMT	—Constant Maturity Treasury Index
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
LP	—Limited Partnership
Mo.	—Month
SOFR	—Secured Overnight Financing Rate

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:

U.S. Treasury 10 Year Note	9	03/22/22	$1,160,270	$12,823
U.S. Treasury 10 Year Ultra Note	1	03/22/22	143,951	2,175
U.S. Treasury 2 Year Note	6	03/31/22	1,310,144	(1,347)

Total				$13,651

Short position contracts:

U.S. Treasury 5 Year Note	(33)	03/31/22	$(3,975,002)	$(14,389)
U.S. Treasury Long Bond	(6)	03/22/22	(948,260)	(11,365)
U.S. Treasury Ultra Bond	(1)	03/22/22	(192,883)	(3,242)

Total				$(28,996)

Total Futures Contracts				$(15,345)

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At December 31, 2021, the Fund had the following swap contract:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT

Payments Made by the Fund(a)	Payments Received by the Fund	Termination Date	Notional Amount (000’s)(b)	Value	Upfront Premium Paid	Unrealized Appreciation
1 Month LIBOR	3 Month LIBOR	7/25/2024	USD 2,180	$4,530	$—	$4,530

(a)	Payments made quarterly.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2021.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS VARIABLE INSURANCE TRUST FIXED INCOME FUNDS

Statements of Assets and Liabilities

December 31, 2021

	Core Fixed Income Fund	High Quality Floating Rate Fund

Assets:
Investments in unaffiliated issuers, at value (cost $104,281,307 and $67,454,820, respectively)	$105,212,926	$67,629,768
Investments in affiliated issuers, at value (cost $7,004,192 and $11,185,989, respectively)	7,004,192	11,185,989
Cash	751,065	1,753,077
Purchased Options, at value (premiums paid $16,635 and $—, respectively)	7,078	—
Foreign currency, at value (cost $165,037 and $—, respectively)	165,240	—
Receivables:
Investments sold on an extended-settlement basis	13,315,336	38,294
Interest and Dividends	429,249	63,803
Fund shares sold	121,479	47,972
Reimbursement from investment adviser	40,638	106,771
Collateral on certain derivative contracts(a)	638,660	57,408
Unrealized gain on swap contracts	233,523	4,530
Upfront premiums paid on swap contracts	161,634	—
Unrealized gain on forward foreign currency exchange contracts	33,576	—
Variation margin on futures contracts	76,034	—
Other assets	842	32,429

Total assets	128,191,472	80,920,041

Liabilities:
Forward sale contracts, at value (proceeds received $3,112,109 and $—, respectively)	3,113,875	—
Variation margin on swaps	8,069	—
Variation margin on futures contracts	—	5,653
Unrealized loss on swap contracts	1,491	—
Upfront payments received on swap contracts	97,213	—
Unrealized loss on forward foreign currency exchange contracts	30,811	—
Written options, at value (premiums received $17,316 and $—, respectively)	11,958	—
Payables:
Investments purchased	21,507,795	—
Management fees	33,621	20,323
Distribution and Service fees and Transfer Agency fees	16,765	4,243
Fund shares redeemed	5,026	106,108
Accrued expenses	318,896	265,898

Total liabilities	25,145,520	402,225

Net Assets:
Paid-in capital	102,324,934	81,970,621
Total distributable earnings (loss)	721,018	(1,452,805)

NET ASSETS	$103,045,952	$80,517,816
Net Assets:
Advisor	$—	$4,522,059
Institutional	31,178,752	8,024,577
Service	71,867,200	67,971,180

Total Net Assets	$103,045,952	$80,517,816
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Advisor	—	437,893
Institutional	2,800,179	773,704
Service	6,458,362	6,578,843
Net asset value, offering and redemption price per share:
Advisor	$—	$10.33
Institutional	11.13	10.37
Service	11.13	10.33

(a) Segregated for initial margin and/or collateral on transactions as follows:

Fund	Futures	Swaps
Core Fixed Income	$267,225	$371,434

High Quality Floating Rate	57,408	—

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FIXED INCOME FUNDS

Statements of Operations

For the Fiscal Year Ended December 31, 2021

	Core Fixed Income Fund	High Quality Floating Rate Fund

Investment income:
Interest	$1,189,917	$411,208
Dividends — affiliated issuers	2,221	2,838
Dividends — unaffiliated issuers	74,867	—

Total investment income	1,267,005	414,046

Expenses:
Management fees	338,730	239,030
Professional fees	179,888	148,128
Distribution and Service fees(a)	148,468	174,192
Custody, accounting and administrative services	98,952	67,664
Printing and mailing costs	39,413	33,465
Trustee fees	19,273	19,267
Transfer Agency fees(a)	16,935	15,420
Service fees — Advisor Shares	—	12,059
Other	1,013	28

Total expenses	842,672	709,253

Less — expense reductions	(344,980)	(256,815)

Net expenses	497,692	452,438

NET INVESTMENT INCOME (LOSS)	769,313	(38,392)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	267,718	49,000
Futures	(314,867)	179,774
Written options	42,035	—
Purchased options	(24,758)	—
Swap contracts	(339,625)	(892)
Forward foreign currency exchange contracts	12,433	—
Foreign currency transactions	(46,768)	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(2,315,002)	(158,722)
Forward Sales Contracts	(1,766)	—
Futures	142,029	(28,670)
Swap contracts	169,663	7,120
Purchased options	(8,178)	—
Written options	2,827	—
Forward foreign currency exchange contracts	40,085	—
Foreign currency translations	818	—

Net realized and unrealized gain (loss)	(2,373,356)	47,610

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,604,043)	$9,218
(a) Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees		Transfer Agency Fees
Fund	Advisor	Service	Advisor	Institutional	Service
Core Fixed Income	$—	$148,468	$—	$5,059	$11,876
High Quality Floating Rate	15,924	158,268	796	998	13,626

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS VARIABLE INSURANCE TRUST FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Core Fixed Income Fund		High Quality Floating Rate Fund
	For the Fiscal Year Ended December 31, 2021	For the Fiscal Year Ended December 31, 2020	For the Fiscal Year Ended December 31, 2021	For the Fiscal Year Ended December 31, 2020

From operations:
Net investment income	$769,313	$915,856	$(38,392)	$350,099
Net realized gain (loss)	(403,832)	2,388,092	227,882	(347,852)
Net change in unrealized gain (loss)	(1,969,524)	2,128,274	(180,272)	323,668

Net increase (decrease) in net assets resulting from operations	(1,604,043)	5,432,222	9,218	325,915

Distributions to shareholders:
From distributable earnings:
Advisor Shares	—	—	(1,363)	(28,527)
Institutional Shares	(368,886)	(731,170)	(9,649)	(41,958)
Service Shares	(758,578)	(1,177,796)	(54,854)	(438,573)

Total distributions to shareholders	(1,127,464)	(1,908,966)	(65,866)	(509,058)

From share transactions:
Proceeds from sales of shares	46,513,298	19,588,560	15,980,422	12,272,089
Reinvestment of distributions	1,127,464	1,908,966	65,866	509,058
Cost of shares redeemed	(13,688,105)	(8,140,782)	(10,119,709)	(19,254,992)

Net increase (decrease) in net assets resulting from share transactions	33,952,657	13,356,744	5,926,579	(6,473,845)

TOTAL INCREASE (DECREASE)	31,221,150	16,880,000	5,869,931	(6,656,988)

Net assets:

Beginning of year	71,824,802	54,944,802	74,647,885	81,304,873

End of year	$103,045,952	$71,824,802	$80,517,816	$74,647,885

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund
	Institutional Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017

Per Share Data

Net asset value, beginning of year	$11.53	$10.85	$10.20	$10.66	$10.61

Net investment income(a)	0.12	0.18	0.26	0.29	0.23

Net realized and unrealized gain (loss)	(0.36)	0.86	0.69	(0.37)	0.13

Total from investment operations	(0.24)	1.04	0.95	(0.08)	0.36

Distributions to shareholders from net investment income	(0.14)	(0.26)	(0.30)	(0.38)	(0.31)

Distributions to shareholders from net realized gains	(0.02)	(0.10)	—	—	—

Total distributions	(0.16)	(0.36)	(0.30)	(0.38)	(0.31)

Net asset value, end of year	$11.13	$11.53	$10.85	$10.20	$10.66

Total Return(b)	(2.06)%	9.64%	9.28%	(0.58)%	3.40%

Net assets, end of period (in 000’s)	$31,179	$25,194	$17,421	$2,657	$241

Ratio of net expenses to average net assets	0.41%	0.41%	0.44%	0.42%	0.42%

Ratio of total expenses to average net assets	0.81%	0.93%	1.08%	1.06%	0.65%

Ratio of net investment income to average net assets	1.09%	1.61%	2.41%	2.88%	2.18%

Portfolio turnover rate(c)	513%	501%	556%	406%	229%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund
	Service Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017

Per Share Data

Net asset value, beginning of year	$11.53	$10.85	$10.21	$10.65	$10.60

Net investment income(a)	0.09	0.16	0.25	0.25	0.21

Net realized and unrealized gain (loss)	(0.34)	0.85	0.66	(0.34)	0.12

Total from investment operations	(0.25)	1.01	0.91	(0.09)	0.33

Distributions to shareholders from net investment income	(0.13)	(0.23)	(0.27)	(0.35)	(0.28)

Distributions to shareholders from net realized gains	(0.02)	(0.10)	—	—	—

Total distributions	(0.15)	(0.33)	(0.27)	(0.35)	(0.28)

Net asset value, end of year	$11.13	$11.53	$10.85	$10.21	$10.65

Total Return (b)	(2.23)%	9.37%	9.00%	(0.83)%	3.14%

Net assets, end of period (in 000’s)	$71,867	$46,631	$37,524	$36,416	$108,948

Ratio of net expenses to average net assets	0.66%	0.66%	0.68%	0.67%	0.67%

Ratio of total expenses to average net assets	1.06%	1.18%	1.35%	1.18%	0.90%

Ratio of net investment income to average net assets	0.85%	1.39%	2.33%	2.46%	1.95%

Portfolio turnover rate(c)	513%	501%	556%	406%	229%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Quality Floating Rate Fund
	Advisor Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017

Per Share Data

Net asset value, beginning of year	$10.34	$10.36	$10.37	$10.41	$10.40

Net investment income (loss)(a)	(0.02)	0.04	0.19	0.18	0.10

Net realized and unrealized gain (loss)	0.01	— (b)	— (b)	(0.04)	0.03

Total from investment operations	(0.01)	0.04	0.19	0.14	0.13

Distributions to shareholders from net investment income	—	(0.06)	(0.20)	(0.18)	(0.12)

Net asset value, end of year	$10.33	$10.34	$10.36	$10.37	$10.41

Total Return(c)	(0.06)%	0.38%	1.85%	1.37%	1.26%

Net assets, end of period (in 000’s)	$4,522	$3,703	$6,464	$7,184	$4,726

Ratio of net expenses to average net assets	0.74%	0.74%	0.76%	0.75%	0.76%

Ratio of total expenses to average net assets	1.08%	1.09%	1.05%	1.05%	1.12%

Ratio of net investment income (loss) to average net assets	(0.19)%	0.39%	1.86%	1.69%	0.96%

Portfolio turnover rate(d)	50%	35%	20%	36%	38%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Quality Floating Rate Fund
	Institutional Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017

Per Share Data

Net asset value, beginning of year	$10.37	$10.37	$10.38	$10.42	$10.41

Net investment income(a)	0.02	0.07	0.22	0.24	0.14

Net realized and unrealized gain (loss)	— (b)	0.02	0.01	(0.06)	0.03

Total from investment operations	0.02	0.09	0.23	0.18	0.17

Distributions to shareholders from net investment income	(0.02)	(0.09)	(0.24)	(0.22)	(0.16)

Net asset value, end of year	$10.37	$10.37	$10.37	$10.38	$10.42

Total Return(c)	0.20%	0.86%	2.27%	1.75%	1.62%

Net assets, end of period (in 000’s)	$8,025	$5,113	$4,877	$2,326	$57

Ratio of net expenses to average net assets	0.34%	0.34%	0.37%	0.34%	0.36%

Ratio of total expenses to average net assets	0.69%	0.71%	0.66%	0.63%	0.72%

Ratio of net investment income to average net assets	0.21%	0.68%	2.15%	2.28%	1.33%

Portfolio turnover rate(d)	50%	35%	20%	36%	38%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Quality Floating Rate Fund
	Service Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017

Per Share Data

Net asset value, beginning of year	$10.34	$10.35	$10.36	$10.40	$10.38

Net investment income(a)	— (b)	0.05	0.21	0.19	0.11

Net realized and unrealized gain (loss)	— (b)	0.01	— (b)	(0.03)	0.04

Total from investment operations	—	0.06	0.21	0.16	0.15

Distributions to shareholders from net investment income	(0.01)	(0.07)	(0.22)	(0.20)	(0.13)

Net asset value, end of year	$10.33	$10.34	$10.35	$10.36	$10.40

Total Return(c)	(0.02)%	0.58%	2.01%	1.50%	1.47%

Net assets, end of period (in 000’s)	$67,971	$65,832	$69,964	$72,784	$66,548

Ratio of net expenses to average net assets	0.59%	0.59%	0.62%	0.60%	0.61%

Ratio of total expenses to average net assets	0.91%	0.95%	0.90%	0.91%	0.97%

Ratio of net investment income to average net assets	(0.04)%	0.46%	2.00%	1.82%	1.08%

Portfolio turnover rate(d)	50%	35%	20%	36%	38%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS VARIABLE INSURANCE TRUST FIXED INCOME FUNDS

Notes to Financial Statements

December 31, 2021

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Core Fixed Income	Institutional and Service	Diversified
High Quality Floating Rate	Advisor, Institutional and Service	Diversified

Shares of the Trust are offered to a separate account of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

At a meeting held on December 14-15, 2021, upon the recommendation of Goldman Sachs Asset Management, L.P., the Board of Trustees (the “Board”) of the Goldman Sachs Variable Insurance Trust (the “Trust’) approved a proposal to liquidate the High Quality Floating Rate Fund. After careful consideration of a number of factors, the Board concluded that it is advisable and in the best interest of the Fund and its shareholders to liquidate the High Quality Floating Rate Fund. The High Quality Floating Rate Fund will be liquidated on or about April 27, 2022 (the “Liquidation Date”), pursuant to a Plan of Liquidation approved by the Board. The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/ deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable

40

GOLDMAN SACHS VARIABLE INSURANCE TRUST FIXED INCOME FUNDS

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Core Fixed Income and High Quality Floating Rate	Quarterly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

41

GOLDMAN SACHS VARIABLE INSURANCE TRUST FIXED INCOME FUNDS

Notes to Financial Statements (continued)

December 31, 2021

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

ii. Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

iii.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose

42

GOLDMAN SACHS VARIABLE INSURANCE TRUST FIXED INCOME FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on other investments. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

iv.  Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST FIXED INCOME FUNDS

Notes to Financial Statements (continued)

December 31, 2021

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, the Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive or pay the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of securities or indices or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST FIXED INCOME FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2021:

CORE FIXED INCOME FUND
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
U.S. Treasury Obligations	$37,462,573	$—	$—
Corporate Obligations	—	24,197,740	—
Mortgage-Backed Securities	—	22,750,413	—
Foreign Corporate Debt	—	7,310,695	—
Asset- Backed Securities	—	5,152,144	—
Commercial Mortgage-Backed Securities	—	1,220,174	—
U.S. Government Agency Securities	—	1,047,259	—
Municipal Bonds	—	1,123,527	—
Foreign Government Securities	—	1,745,431	—
Collateralized Mortgage Obligations	—	603,604	—
Short-Term Investments	—	2,599,366	—
Investment Company	7,004,192	—	—

Liability
Forward Sales Contracts	$—	$(3,113,875)	$—

Total	$44,466,765	$64,636,478	$—

Derivative Type

Assets
Credit Default Swap Contracts(a)	$—	$236,160	$—
Forward Foreign Currency Contracts(a)	—	33,576	—
Futures Contracts(a)	63,033	—	—
Interest Rate Swap Contracts(a)	—	75,587	—
Purchased Options Contracts	—	7,078	—

Liabilities
Credit Default Swap Contracts(a)	$—	$(4,981)	$—
Forward Foreign Currency Contracts(a)	—	(30,811)	—
Futures Contracts(a)	(11,103)	—	—
Interest Rate Swap Contracts(a)	—	(59,701)	—
Written Options Contracts	—	(11,958)	—

Total	$51,930	$244,950	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST FIXED INCOME FUNDS

Notes to Financial Statements (continued)

December 31, 2021

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of December 31, 2021:

HIGH QUALITY FLOATING RATE FUND
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
U.S. Treasury Obligations	$27,097,952	$—	$—
Asset- Backed Securities	—	20,333,722	—
Mortgage-Backed Securities	—	3,260,627	—
Collateralized Mortgage Obligations	—	11,113,756	—
Commercial Mortgage-Backed Securities	—	2,792,301	—
U.S. Government Agency Security	—	1,500,128	—
Supranational	—	1,531,282	—
Investment Company	11,185,989	—	—

Total	$38,283,941	$40,531,816	$—

Derivative Type

Assets(a)
Futures Contracts	$14,998	$—	$—
Interest Rate Swap Contracts	—	4,530	—

Liabilities(a)
Futures Contracts	$(30,343)	$—	$—

Total	$(15,345)	$4,530	$—

(a)	Amount shown represents unrealized gain at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2021. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST FIXED INCOME FUNDS

4.    INVESTMENTS IN DERIVATIVES (continued)

Core Fixed Income Fund

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest Rate	Purchased options at value, Variation margin on futures and swaps contracts	$70,111	(a)	Written options at value, variation margin on futures and swaps contracts	$(23,061)	(a)
Credit	Receivable for unrealized gain on swap contracts and variation margin on swap contracts	309,110	(a)	Unrealized loss on swap contracts	(90,512)	(a)
Currency	Receivables for unrealized gain on forward foreign currency exchange contracts	33,576		Payable for unrealized loss on forward foreign currency exchange contracts	(30,811)

Total		$412,797			$(144,384)

High Quality Floating Rate Fund

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest Rate	Variation margin on swap contracts	$4,530	(a)	Variation margin on futures contracts	$(5,653)	(a)

(a)

Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Schedule of Investments. Only the variation margin as of December 31, 2021 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2021. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Core Fixed Income Fund

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$(339,625)	$169,663
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	12,433	40,085
Interest Rate	Net realized gain (loss) from futures contracts, written option, and purchased options/Net change in unrealized gain (loss) on futures contracts, written option and purchased options	(297,590)	136,678

Total		$(624,782)	$346,426

47

GOLDMAN SACHS VARIABLE INSURANCE TRUST FIXED INCOME FUNDS

Notes to Financial Statements (continued)

December 31, 2021

4.    INVESTMENTS IN DERIVATIVES (continued)

High Quality Floating Rate Fund
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest Rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$178,882	$(21,550)

For the fiscal year ended December 31, 2021, the relevant values for each derivative type were as follows:

	Average number of Contracts or Notional Amounts(1)
Risk	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Written Options
Core Fixed Income Fund	125	$5,847,413	$151,557,917	$5,358	$8,438
High Quality Floating Rate Fund	51	—	2,502,500	—	—

(1)

Amounts disclosed represent average number of contracts for futures contracts, purchased options and written options, notional amounts for forward contracts and swap contracts, based on absolute values, which is indicative of volume of this derivative type, for the months that each Fund held such derivatives during the fiscal year ended December 31, 2021.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the year ended December 31, 2021, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^(1)
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Core Fixed Income Fund	0.40%	0.36%	0.34%	0.33%	0.32%	0.40%	0.40%
High Quality Floating Rate Fund	0.31	0.28	0.27	0.26	0.25	0.31	0.29
^

Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

The Core Fixed Income and High Quality Floating Rate Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest. For the fiscal year ended December 31, 2021, GSAM waived $3,349 and $11,644 of the Core Fixed Income and High Quality Floating Rate Funds’ management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Service Shares of the Funds, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

The Trust, on behalf of Advisor Shares of the High Quality Floating Rate Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly

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GOLDMAN SACHS VARIABLE INSURANCE TRUST FIXED INCOME FUNDS

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.15% of the Fund’s average daily net assets attributable to Advisor Shares.

C.  Service Plan — The Trust, on behalf of Advisor Shares of the High Quality Floating Rate Fund, has adopted a Service Plan to allow Advisor Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and administration services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to 0.25% of the average daily net assets attributable to Advisor Shares of the Fund.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Advisor, Institutional and Service Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Core Fixed Income and High Quality Floating Rate Funds are 0.004% and 0.034%, respectively. These Other Expense limitations will remain in place through at least April 30, 2022, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2021, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Total Expense Reductions
Core Fixed Income Fund	$3,349	$341,631	$344,980
High Quality Floating Rate Fund	11,644	245,171	256,815

F.  Line of Credit Facility — As of December 31, 2021, the Funds participated in a $1,000,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2021, the Funds did not have any borrowings under the facility. Prior to April 26, 2021, the facility was $700,000,000.

G.  Other Transactions with Affiliates — The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2021:

Fund	Beginning Value as of December 31, 2020	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2021	Shares as of December 31, 2021	Dividend Income
Core Fixed Income Fund	$11,891,553	$75,160,805	$(80,048,166)	$7,004,192	7,004,192	$2,221
High Quality Floating Rate Fund	10,161,321	41,518,288	(40,493,620)	11,185,989	11,185,989	2,838

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Notes to Financial Statements (continued)

December 31, 2021

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2021, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Core Fixed Income	$182,102,769	$183,704,795	$155,804,750	$174,603,443
High Quality Floating Rate	20,100,720	16,932,940	14,927,634	17,675,730

7.    TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2021 was as follows:

	Core Fixed Income Fund	High Quality Floating Rate Fund
Distributions paid from:
Ordinary income	$1,127,464	$65,866
Total taxable distributions	$1,127,464	$65,866

The tax character of distributions paid during the fiscal year ended December 31, 2020 was as follows:

	Core Fixed Income Fund	High Quality Floating Rate Fund
Distributions paid from:
Ordinary income	$1,908,966	$509,058
Total taxable distributions	$1,908,966	$509,058

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GOLDMAN SACHS VARIABLE INSURANCE TRUST FIXED INCOME FUNDS

7.    TAX INFORMATION (continued)

As of December 31, 2021, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Core Fixed Income Fund	High Quality Floating Rate Fund
Undistributed ordinary income — net	$58,195	$27,407
Total undistributed earnings	$58,195	$27,407
Capital loss carryforwards:(1)
Perpetual Short-Term	$(353,719)	$(271,821)
Perpetual Long-Term	(65,428)	(1,261,706)
Total capital loss carryovers	$(419,147)	$(1,533,527)
Timing differences (Late year ordinary loss deferral, post October loss deferral, and straddle loss deferrals)	$(161,044)	$(124,878)
Unrealized gains (losses) — net	1,243,014	178,193
Total accumulated earnings (losses) net	$721,018	$(1,452,805)

(1)	The High Quality Floating Rate Fund utilized $14,232 of capital losses in the current year.

As of December 31, 2021, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Core Fixed Income Fund	High Quality Floating Rate Fund
Tax cost	$111,288,228	$78,626,749
Gross unrealized gain	2,159,127	257,877
Gross unrealized loss	(916,113)	(79,684)
Net unrealized gain (loss)	$1,243,014	$178,193

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and foreign currency contracts, and differences in the tax treatment of market discount accretion and premium amortization and swap transactions.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST FIXED INCOME FUNDS

Notes to Financial Statements (continued)

December 31, 2021

8.    OTHER RISKS (continued)

Floating and Variable Rate Obligations Risk— Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

On March 5, 2021, the United Kingdom’s Financial Conduct Authority (“FCA”) and ICE Benchmark Authority formally announced that certain LIBOR will cease publication after December 31, 2021 while others will cease publication after June 30, 2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may adversely affect the Fund’s performance and/or NAV.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as

52

GOLDMAN SACHS VARIABLE INSURANCE TRUST FIXED INCOME FUNDS

8.    OTHER RISKS (continued)

war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9.    SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

10.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Core Fixed Income Fund
	For the Fiscal Year Ended December 31, 2021		For the Fiscal Year Ended December 31, 2020
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	1,500,925	$16,820,030	789,803	$8,886,982
Reinvestment of distributions	33,172	368,886	64,349	731,170
Shares redeemed	(919,193)	(10,321,960)	(274,628)	(3,114,896)
	614,904	6,866,956	579,524	6,503,256
Service Shares
Shares sold	2,646,702	29,693,268	930,205	10,701,578
Reinvestment of distributions	68,220	758,578	103,826	1,177,796
Shares redeemed	(300,466)	(3,366,145)	(447,526)	(5,025,886)
	2,414,456	27,085,701	586,505	6,853,488

NET INCREASE	3,029,360	$33,952,657	1,166,029	$13,356,744

53

GOLDMAN SACHS VARIABLE INSURANCE TRUST FIXED INCOME FUNDS

Notes to Financial Statements (continued)

December 31, 2021

10.    SUMMARY OF SHARE TRANSACTIONS (continued)

	High Quality Floating Rate Fund
	For the Fiscal Year Ended December 31, 2021		For the Fiscal Year Ended December 31, 2020
	Shares	Dollars	Shares	Dollars
Advisor Shares
Shares sold	122,918	$1,271,125	154,731	$1,599,106
Reinvestment of distributions	132	1,363	2,796	28,527
Shares redeemed	(43,139)	(446,201)	(423,220)	(4,353,323)
	79,911	826,287	(265,693)	(2,725,690)
Institutional Shares
Shares sold	479,340	4,971,423	34,504	355,000
Reinvestment of distributions	930	9,649	4,100	41,958
Shares redeemed	(199,770)	(2,073,579)	(15,562)	(160,926)
	280,500	2,907,493	23,042	236,032
Service Shares
Shares sold	941,288	9,737,874	1,000,714	10,317,983
Reinvestment of distributions	5,301	54,854	42,991	438,573
Shares redeemed	(734,790)	(7,599,929)	(1,434,565)	(14,740,743)
	211,799	2,192,799	(390,860)	(3,984,187)

NET INCREASE (DECREASE)	572,210	$5,926,579	(633,511)	$(6,473,845)

54

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Variable Insurance Trust and Shareholders of Goldman Sachs Core Fixed Income Fund and Goldman Sachs High Quality Floating Rate Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Core Fixed Income Fund and Goldman Sachs High Quality Floating Rate Fund (two of the Funds constituting Goldman Sachs Variable Insurance Trust, referred to hereafter as the “Funds”) as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended December 31, 2021 and each of the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 23, 2022

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

55

GOLDMAN SACHS VARIABLE INSURANCE TRUST FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended December 31, 2021 (Unaudited)

As a shareholder of Institutional, Service or Advisor Shares of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service and Advisor Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares, Service Shares and Advisor Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 through December 31, 2021, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Funds you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Core Fixed Income Fund				High Quality Floating Rate Fund
Share Class	Beginning Account Value 07/01/21	Ending Account Value 12/31/21		Expenses Paid for the 6 Months Ended 12/31/21*	Beginning Account Value 07/01/21	Ending Account Value 12/31/21		Expenses Paid for the 6 Months Ended 12/31/21*
Institutional

Actual	$1,000	$998.83		$2.12	$1,000	$1,000.78		$1.66
Hypothetical 5% return	1,000	1,023.09	+	2.14	1,000	1,023.54	+	1.68
Service

Actual	1,000	998.23		3.37	1,000	999.18		3.02
Hypothetical 5% return	1,000	1,021.83	+	3.41	1,000	1,021.77	+	3.06
Advisor

Actual	N/A	N/A		N/A	1,000	999.03		3.68
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,021.08	+	3.72

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*

Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2021. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional	Service	Advisor
Core Fixed Income	0.42%	0.67%	N/A
High Quality Floating Rate	0.33	0.60	0.73%

56

GOLDMAN SACHS VARIABLE INSURANCE TRUST FIXED INCOME FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 72	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None
Dwight L. Bush Age: 64	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017- present); Director of MoneyLion Inc. (an operator of a data drive, digital financial platform (2021-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				109	None
Kathryn A. Cassidy Age: 67	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None
Diana M. Daniels Age: 72	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None
Joaquin Delgado Age: 61	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019- present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				109	Hexion Inc. (a specialty chemical manufacturer); Stepan Company (a specialty chemical manufacturer)

57

GOLDMAN SACHS VARIABLE INSURANCE TRUST FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Eileen H. Dowling Age: 59	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021- September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None
Roy W. Templin Age: 61	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling and wall systems) (2016-Present); and was formerly Chairman of the Board of Directors, Con- Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Armstrong World Industries, Inc. (a ceiling and wall systems manufacturer)
Gregory G. Weaver Age: 70	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Verizon Communications Inc.

58

GOLDMAN SACHS VARIABLE INSURANCE TRUST FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 59	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018 — Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	170	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2021.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2021, Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 17 portfolios (13 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 39 portfolios (26 of which offered shares to the public); and Goldman Sachs ETF Trust II, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs ETF Trust II and Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

59

GOLDMAN SACHS VARIABLE INSURANCE TRUST FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 59	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020–Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 53	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2021.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2021, the Core Fixed Income and High Quality Floating Rate Funds designate 100% and 19.76% of the dividends paid from net investment company taxable income as section 163(j) Interest Dividends.

60

TRUSTEES	OFFICERS
Jessica Palmer, Chair	James A. McNamara, President
Dwight L. Bush	Joseph F. DiMaria, Principal Financial Officer,
Kathryn A. Cassidy	Principal Accounting Officer and Treasurer
Diana M. Daniels	Caroline L. Kraus, Secretary
Joaquin Delgado
Eileen H. Dowling
James A. McNamara
Roy W. Templin
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York,

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transactions or matters addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2021 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Funds are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Funds.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Funds’ objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Funds and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust Funds.

© 2022 Goldman Sachs. All rights reserved.

VITFIAR-22/268097-OTU-1554763

Goldman

Sachs Variable Insurance Trust

Goldman Sachs Equity Index Fund

Goldman Sachs Growth Opportunities Fund

Goldman Sachs International Equity Insights Fund

Goldman Sachs Large Cap Value Fund

Goldman Sachs Mid Cap Value Fund

Goldman Sachs Small Cap Equity Insights Fund

Goldman Sachs Strategic Growth Fund

Goldman Sachs U.S. Equity Insights Fund

Annual Report

December 31, 2021

Goldman Sachs Variable Insurance Trust

∎	GOLDMAN SACHS EQUITY INDEX FUND

∎	GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

∎	GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

∎	GOLDMAN SACHS LARGE CAP VALUE FUND

∎	GOLDMAN SACHS MID CAP VALUE FUND

∎	GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

∎	GOLDMAN SACHS STRATEGIC GROWTH FUND

∎	GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Variable Insurance Trust Funds

Market Review

U.S. Equities

Representing the U.S. equity market, the S&P 500® Index returned 28.71% during the 12 months ended December 31, 2021 (the “Reporting Period”). The U.S. equity market rose in each of the four quarters of 2021, closing near its all-time high and posting its third consecutive year of double-digit gains.

In the first quarter of 2021, rising bond yields and a value-led equity market dominated. The two key drivers of this performance were the Democrat victory in Georgia in January, paving the way for massive additional U.S. fiscal stimulus and progress in the COVID-19 vaccine rollout. An increase in the 10-year U.S. Treasury yield benefited financials and value stocks. The accelerating rollout of COVID-19 vaccines boosted investors’ hopes of a sustainable reopening of the economy. Small-cap stocks, which tend to be more cyclical and domestically focused, performed particularly well. The passage of President Biden’s stimulus package led to upgrades in consensus forecasts for U.S. Gross Domestic Product (“GDP”) growth for the year. Some investors worried the size of the U.S. stimulus could provoke a pickup in inflation. However, despite upgrading its growth forecasts for the year and expecting unemployment to decline, the U.S. Federal Reserve (the “Fed”) did not believe inflation would be meaningfully above target and did not expect to raise interest rates before 2024.

Discussions throughout the second quarter of 2021 centered on the central bank liquidity tailwind, fiscal stimulus, COVID-19 vaccine progress, reopening momentum, strong corporate profits and robust equity inflows. While inflation concerns were fairly pervasive, the Fed remained consistent in its messaging around expectations that price pressures would be transitory. The peak inflation theme gained traction as the quarter progressed, even as economists suggested the transitory period may be longer than expected. Corporate earnings season brought a round of outsized beats over consensus estimates, along with corporate commentary highlighting some input pressure offset for companies with above-average pricing power or productivity initiatives. Despite a late-quarter agreement between the White House and a bipartisan group of Senators on the framework of a physical infrastructure package, the path to additional fiscal stimulus remained complicated.

The U.S. equity market increased only marginally in the third quarter of 2021, as measured by the S&P 500® Index. Other major U.S. equity indices posted negative returns for the quarter. In July and August, the second quarter’s rally continued, as the focus remained on easy financial conditions, accommodative monetary policy, pent-up consumer demand, positive earnings sentiment, resilient operating margins, corporate buybacks and retail inflows. Some economic indicators, including higher inflation and lower than consensus expected retail sales and manufacturing activity, were causes of concern among investors, through the market and the Fed remained largely optimistic. Sentiment deteriorated in September as the spread of the COVID-19 Delta variant dampened reopening momentum and the Fed signaled for a slowdown of asset purchases. A still complicated path to fiscal stimulus in the House of Representatives, the then-looming debt ceiling discussion, and global risk events, including supply-chain disruptions and input price pressures, all put a strain on the U.S. equity market. September also saw a global risk asset sell-off on the heels of Chinese real estate developers’ leverage concerns and a spike in energy prices. U.S. Treasury yields climbed, as the global bond market posted its weakest month since March 2020.

The U.S. equity market, as measured by the S&P 500® Index, then rose strongly, logging its best performing quarter in the fourth quarter of 2021 since the fourth quarter of 2020 on the heels of robust consumer spending, strong corporate earnings results and passage of the U.S. government’s infrastructure plan. There remained a few areas of concern still intact, including the Omicron variant of COVID-19, which emerged in late November, persistent inflation and supply-chain pressures, acceleration in the Fed’s asset purchase tapering, and the fate of the social spending bill in Congress. Strong corporate earnings in October propelled U.S. equities higher despite the overhanging supply-chain issues and persistently high inflation. More than 80% of the S&P 500® Index constituent companies reported upside surprises. The positive momentum continued into November, and the passage of the infrastructure bill boosted market sentiment until the World Health Organization announced Omicron as a variant of concern given its potentially heightened transmissibility. Increased case counts around the world and travel restrictions added pressure to the equities markets globally. Moreover, the fate of the social spending bill was punted into 2022. However, in December, studies showed the Omicron variant tends to cause less severe symptoms. The Fed also announced an accelerated timeline for tapering its asset purchases, doubling its pace from a decrease of $15 billion a month in corporate debt purchases to a decrease of $30 billion a

1

MARKET REVIEW

month. The U.S. equity market rallied in December on positive seasonality and improved sentiment, closing the year on a high note. On the economic data front, inflation remained high in the fourth quarter, though the “peak inflation” narrative gained traction with cooler consumer confidence and manufacturing readings.

For the Reporting Period overall, all 11 sectors in the S&P 500® Index posted double-digit positive absolute returns. Energy, real estate and financials were the best performing sectors in the S&P 500® Index, as measured by total return, while the weakest performing sectors in the S&P 500® Index during the Reporting Period were utilities, consumer staples and industrials.

Within the U.S. equity market, all capitalization segments posted positive returns, led by large-cap stocks, as measured by the Russell 1000® Index, followed by mid-cap stocks, as measured by the Russell Midcap® Index, and then small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, growth-oriented stocks modestly outperformed value stocks in the large-cap segment of the U.S. equity market during the Reporting Period, but value stocks significantly outperformed growth stocks in the mid- and small-cap segments during the same time frame. (All as measured by the FTSE Russell indices.)

International Equities

International equities rallied, but underperformed the U.S. equity market, during the Reporting Period. The MSCI Europe, Australasia, Far East (EAFE) Index (Net, USD, Unhedged) (the “MSCI EAFE Index”) posted a return of 11.26%.*

International equity markets overcame bouts of volatility during the first quarter of 2021 to surge to new highs during March, driven by two key themes — the accelerating rollout of the COVID-19 vaccines globally and the ongoing commitment from central banks around the world to support the economic recovery. Accelerating GDP growth, normalizing inflation and steepening yield curves laid the foundation for the “reflation trade,” as investors started to price in a brighter future. (Reflation is the inflation that typically comes immediately after a low-point in the economic cycle — often after economic stimulus, and the reflation trade is the purchase of specific stocks or sectors believed to outperform in that type of environment.) Markets took a sharp turn away from momentum stocks and favored cyclical sectors, many of which tend to be more value oriented. European equities were less impacted by inflation fears, as reopening progress pushed travel and leisure stocks higher, and U.K. equities were additionally buoyed by gains in energy prices. Markets welcomed the European Central Bank’s (“ECB”) decision to increase the pace of its Pandemic Emergency Purchase Programme (“PEPP”) asset purchases in response to the bond sell-off there. Markets also overcame pressure as AstraZeneca vaccine safety concerns and new local lockdown measures in France dampened near-term recovery prospects. March’s Euro-area Manufacturing Purchasing Managers Index posted a historical high. Japanese equities rose during the quarter, rallying on the back of a sharp rotation from growth to value stocks. Investor sentiment was also supported by the consistent weakness of the yen against the U.S. dollar and the rally in U.S. equities.

The rotation from growth to value stocks took a breather in April 2021, with growth stocks outperforming their value counterparts. Starting in May 2021, equity markets across the world were impacted by rising commodity prices, which stoked fears of earlier than consensus expected interest rate hikes from central banks, particularly the U.S. Fed. In June, international equities rallied following a weaker than consensus expected U.S. payrolls report that eased concerns of a shift to tighter monetary policy. Overall, discussions during the quarter centered on central bank liquidity tailwinds, fiscal stimulus, COVID-19 vaccine progress, economic reopening momentum, strong corporate profits and robust equity inflows. While inflation concerns were fairly pervasive, the Fed remained consistent in its messaging around expectations that price pressures would be transitory. European equities advanced for the fifth straight quarter amid a sharp rebound in economic growth, an accelerating COVID-19 vaccine rollout and significantly better than consensus expected first quarter 2021 corporate earnings. Cyclical stocks generated the best returns, although sector performance was broadly positive. The ECB maintained its accommodative monetary policy stance, while also upgrading its GDP growth forecast and raising its inflation forecast for both 2021 and 2022. In the U.K., the Bank of England (“BOE”) raised its economic growth forecast for 2021 and tapered its pace of asset purchases. In Japan, state of emergency measures following a third wave of COVID-19 cases that had begun in March 2021 and slowing COVID-19 vaccine rollouts weighed on investor sentiment for the majority of the second calendar quarter. However, the Japanese equity market rallied strongly during the first half of June, likely driven by the increased pace of inoculations. This exuberance was short-lived, however, as the direction of the Japanese equity market again turned sharply down in the middle of June in step with the U.S. equity markets.

*	All index returns are expressed in U.S. dollar terms.

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MARKET REVIEW

International equities fell during the third quarter of 2021 for the first time in six quarters. During the first half of the quarter, the international equity markets delivered strong returns, continuing the trend from the second calendar quarter along with an additional focus on positive corporate earnings as well as accommodative monetary policies. Pandemic-related pressures appeared to be easing, and economic activity appeared to be increasing. However, the markets receded in the second half of the third calendar quarter, primarily due to the Fed’s announcements around tapering of monthly asset purchase plans but also due to heightened worries around an increase in interest rates, global supply-chain concerns, COVID-19 Delta variant cases and China’s government regulations on Chinese technology stocks. Then, a debt crisis at one of China’s largest property developers destabilized markets. All that said, European equities advanced for the sixth straight quarter, as risk sentiment was bolstered by robust corporate earnings, solid economic growth and an accommodative policy environment. The ECB signaled it would maintain interest rates at record lows for a longer period to support the economic recovery and unveiled a new flexible inflation policy framework. In the U.K., the BOE left monetary policy unchanged but signaled it was moving closer to raising its interest rates. Japanese equities also advanced during the quarter, rebounding largely on the Tokyo Olympics that began in July 2021 and on the election of Fumio Kishida to be the nation’s next prime minister. Kishida was widely expected to compile a sizable fiscal package to shore up the Japanese economy. Bringing the MSCI EAFE Index into negative territory for the quarter were the equity markets of Germany and the Pacific Basin ex-Japan, which declined.

Many of the concerns that dominated the international equity markets in September 2021 ebbed somewhat in October, and the MSCI EAFE Index returned to positive territory, supported in Europe and the U.K. particularly by favorable third calendar quarter corporate earnings reports. The Japanese equity market declined in October as investors digested the prospects of new prime minister Kishida ahead of the general election that took place on October 31. Global news flow was generally negative in the first half of October, especially from China, but the sustained strength of U.S. equity markets provided some support for Japan. Equity markets in the Pacific Basin ex-Japan rose, rallying on both positive corporate earnings guidance and an ongoing decline in the number of new COVID-19 cases in many countries in the region. However, shares were weaker toward the end of the month with ongoing concerns around rising energy prices, higher inflation and ongoing tensions between the U.S. and China weighing on investment sentiment.

International equities then gave back its returns after a strong October, with the MSCI EAFE Index delivering a negative return in November 2021. The markets suffered over fears of the new Omicron variant of COVID-19 weighing on sentiment, led by Europe, which saw rising COVID-19 hospitalizations and varied restrictions. The emergence of the potentially more transmissible Omicron variant triggered a sell-off among global risk assets on the day after the U.S.’ Thanksgiving, as investors fled to safety. Travel restrictions were re-imposed to curtail the spread of the new variant, while lockdown measures in Europe amid rising cases and deaths sought to have the same effect. Persistently high inflation weighed on market sentiment as well. Japan’s equities underperformed the MSCI EAFE Index due both to inflation and supply-chain issues as well as to concerns round the spread of the new COVID-19 variant—the same narrative that affected their global counterparts. Following the sell-off in November, international equities saw a strong rebound in December 2021, as the initial scare of the Omicron variant dissipated. Studies of the variant showed that while it may be more contagious than other variants, it was likely not as severe as initially feared, with a smaller share of infections resulting in hospitalizations. This led to an improvement in investor sentiment, as widespread major restrictions became less likely. Value stocks outperformed growth stocks in December, which benefited international equities, due to their relatively high value/cyclical exposures.

For the Reporting Period overall, 10 of the 11 sectors of the MSCI EAFE gained, with energy leading the way, followed by information technology and financials. Communication services was the weakest performer on the basis of total return during the Reporting Period, followed by utilities and real estate.

From a country perspective, Austria was by far the strongest individual country constituent in the MSCI EAFE Index on a relative basis during the Reporting Period, followed by the Netherlands, Sweden, Norway and France. New Zealand and Hong Kong most significantly lagged the MSCI EAFE Index on a relative basis during the Reporting Period, each generating a negative total return. Portugal, Spain and Japan each posted a positive total return but also significantly underperformed the MSCI EAFE Index during the Reporting Period.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to achieve investment results that correspond to the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks.

Portfolio Management Discussion and Analysis

Below, SSgA Funds Management, Inc. (“SSgA”), the Fund’s Subadvisor, discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Equity Index Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2021 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated an average annual total return of 28.20%. This compares to the 28.71% average annual total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (with dividends reinvested) (the “S&P 500® Index”), during the same time period.

During the Reporting Period, which sectors and which industries in the S&P 500® Index were the strongest contributors to the Fund’s performance?

All 11 sectors in the S&P 500® Index generated double-digit gains during the Reporting Period. In terms of total return, the sectors that made the strongest positive contributions to the S&P 500® Index and to the Fund were energy, real estate and financials. The largest sector by weighting in the S&P 500® Index at the end of the Reporting Period was information technology at a weighting of 29.17%. The industries with the strongest performance in terms of total return were real estate management and development; construction and engineering; oil, gas and consumable fuels; automobiles; and distributors.

On the basis of impact (which takes both total returns and weightings into account), the strongest performing sectors were information technology, financials and health care. The strongest performing industries on the basis of impact were software; interactive media and services; semiconductors and semiconductor equipment; technology hardware storage and peripherals; and banks.

Which sectors and industries in the S&P 500® Index were the weakest contributors to the Fund’s performance?

In terms of total return, during the Reporting Period, the weakest performing sectors were utilities, consumer staples and industrials. The industries with the weakest performance in terms of total return were wireless telecommunication services; diversified telecommunication services; entertainment; airlines; and media.

On the basis of impact, the sectors that made the weakest contributions to the S&P 500® Index and to the Fund were utilities, materials and consumer staples. The industries with the weakest performance on the basis of impact were entertainment; diversified telecommunication services; wireless telecommunication services; leisure products; and gas utilities.

Which individual stocks were the top detractors, and which were the greatest positive contributors?

On the basis of impact, the stocks that made the strongest contribution during the Reporting Period were Alphabet Inc. Class A, Alphabet Inc. Class B, Apple, Microsoft and NVIDIA. The weakest performers were Walt Disney Company, Verizon Communications, PayPal Holdings, Moderna and Global Payments.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, the Fund did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, equity index futures were used to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of equity index futures. We also used these equity index futures to provide liquidity for daily cash flow requirements. Equity index futures had a neutral impact on the Fund’s performance during the Reporting Period.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

Effective November 2, 2021, Daniel TenPas no longer served as a co-portfolio manager for the Fund, and Michael Finocchi, Principal and Portfolio Manager, became a co-portfolio manager for the Fund. Mr. Finocchi joined Michael Feehily, Senior Managing Director and Senior Portfolio Manager of SSgA, and Melissa Kapitulik, Vice President and Senior Portfolio Manager of

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

SSgA, both of whom have managed the Fund since 2014. By design, all investment decisions for the Fund are performed within a co-lead or team structure.

What changes were made to the makeup of the S&P 500® Index during the Reporting Period?

Twenty-six stocks were removed from the S&P 500® Index during the Reporting Period. Among them were Alexion Pharmaceuticals, Hanesbrands, Kansas City Southern, L Brands, Tiffany, Western Union and Xerox Holdings. There were 26 stocks added to the S&P 500® Index during the Reporting Period, including Bath & Body Works, Caesars Entertainment, FactSet Research Systems, Moderna, Signature Bank, Solar Edge Technologies and NXP Semiconductors.

The source of the data included in the above Portfolio Management Discussion and Analysis with respect to the Goldman Sachs Equity Index Fund is FactSet as of 12/31/2021.

Characteristics presented are calculated using the month end market value of holdings, except for beta and standard deviation, if shown, which use month end return values. Averages reflect the market weight of securities in the portfolio. Market data, prices, and dividend estimates for characteristics calculations provided by FactSet Research Systems, Inc. All other portfolio data provided by SSgA. Characteristics are as of the date indicated, are subject to change, and should not be relied upon as current thereafter.

Past performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

SSgA may have or may seek investment management or other business relationships with companies discussed in this material or affiliates of those companies, such as their officers, directors and pension plans.

The views expressed in this material are the views of SSgA’s Global Equity Beta Solutions Team through the period ended December 31, 2021 and are subject to change based on market and other conditions. All information has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

5

FUND BASICS

Equity Index Fund

as of December 31, 2021

TOP TEN HOLDINGS AS OF 12/31/211

Holding	% of Net Assets	Line of Business	Country
Apple, Inc.	6.9%	Technology Hardware & Equipment	United States
Microsoft Corp.	6.3	Software & Services	United States
Amazon.com, Inc.	3.6	Retailing	United States
Alphabet, Inc., Class A	2.2	Media & Entertainment	United States
Tesla, Inc.	2.1	Automobiles & Components	United States
Alphabet, Inc., Class C	2.0	Media & Entertainment	United States
Meta Platforms, Inc., Class A	2.0	Media & Entertainment	United States
NVIDIA Corp.	1.8	Semiconductors & Semiconductor Equipment	United States
Berkshire Hathaway, Inc., Class B	1.4	Diversified Financials	United States
UnitedHealth Group, Inc.	1.2	Health Care Equipment & Services	United States

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS2

As of December 31, 2021

[2]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Performance Summary

December 31, 2021

The following graph shows the value, as of December 31, 2021, of a $10,000 investment made in the Service Shares of Fund on January 1, 2012 at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500® Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Equity Index Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2012 through December 31, 2021.

Average Annual Total Return through December 31, 2021	One Year	Five Years	Ten Years
Equity Index Fund	28.20%	17.93%	16.03%

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Investment Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Growth Opportunities Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2021 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 11.65% and 11.48%, respectively. These returns compare to the 12.73% average annual total return of the Fund’s benchmark, the Russell Midcap® Growth Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

During the Reporting Period, the Fund generated double-digit positive absolute returns but underperformed the Russell Index. Both sector positioning and security selection detracted from relative returns.

Which equity market sectors helped and hurt Fund performance?

Our bottom-up approach focuses on security selection, and therefore, we do not make active sector-level investment decisions. The Fund’s sector positioning is a result of our stock selection. That said, on a sector level, stock selection in the health care, information technology and materials sectors detracted from relative performance. Stock selection in the consumer discretionary, communication services and energy sectors contributed positively.

Which individual stocks detracted from the Fund’s relative performance during the Reporting Period?

RingCentral, Danimer Scientific and Utz Brands detracted most from the Fund’s performance relative to the Russell Index during the Reporting Period.

The Fund’s top detractor was RingCentral, which provides global enterprise cloud communications and collaboration solutions. Its shares declined following a debt issuance in mid-March 2021. Its stock price fell further following the announcement that RingCentral had agreed to acquire the technology and engineering arm of Kindite. Later in the Reporting Period, the company endured a series of executive departures. Nevertheless, RingCentral continued to deliver strong quarterly results and offered a favorable risk/reward profile, in our opinion. At the end of the Reporting Period, we maintained our positive view on RingCentral because of its strong new customer acquisition, lower churn rate and growing partnerships with telecommunications companies, such as AT&T and Vodaphone. (The churn rate, also known as the rate of attrition, is the percentage of customers to a service who discontinue their subscriptions to that service within a given time period.)

Danimer Scientific is a bioplastics company focused on biodegradable materials. Its shares depreciated through much of the Reporting Period due to speculative sell-offs, reports of investors holding short positions in the stock, and an acquisition that was viewed unfavorably by the market. As the Reporting Period ended, we continued to monitor the Fund’s position closely but also believed Danimer Scientific could be a beneficiary of corporate and regulatory efforts to reduce the use of petrochemicals and single-use plastics. In our view, the company is one of the only commercially viable options in biodegradable plastics, and we saw a potentially compelling opportunity for it going forward.

Utz Brands manufactures, markets and distributes branded snacking products. Its stock declined after the company missed consensus expectations on both its top-line and bottom-line results in the first quarter of 2021—the second consecutive quarter in which Utz Brands had lost some share of its core market. However, the company reported sales that grew in line with the salty snacks market and continued to gain share as it expanded into the emerging markets. In addition, Utz Brands significantly revised its full year 2021 guidance due to the impact of higher inflation and subsequent input price pressures. At the end of the Reporting Period, we continued to like the stock given what we saw as the company’s pricing power, productivity, synergies in mergers and acquisitions, and distribution opportunities once near-term inflation pressures subside.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Which individual stocks added to the Fund’s relative performance during the Reporting Period?

During the Reporting Period, the Fund was helped most versus the Russell Index by investments in Marvell Technology, HubSpot and West Pharmaceutical Services.

Marvell Technology, which provides data infrastructure semiconductor solutions, was the Fund’s top contributor during the Reporting Period. Its shares appreciated in response to a second quarter 2021 earnings report that was better than consensus expectations. Then, in early December, the company delivered another strong quarter of performance, highlighted by its ability to better fulfill backlogged orders. Additionally, the backlog of business actually increased, signifying the further demand for Marvell Technology’s products. We remained positive on its stock at the end of the Reporting Period, given our view of its management’s history of execution and the company’s exposure to structural growth trends in cloud-based technology, automobile electronics and fifth-generation (“5G”) networks.

HubSpot is a developer of Internet marketing software solutions. Its stock price rose after the company announced the launch of Operations Hub, which aims to make the sales process more efficient, coordinated, automated and based on a synced set of customer data. The positive momentum continued through the end of the Reporting Period, with its earnings announcements fueling the progress. At the end of the Reporting Period, we remained optimistic that HubSpot would benefit from a shift in demand to front office software, as business activities continued to become more virtual.

West Pharmaceutical Services manufactures and markets pharmaceuticals, biologics, vaccines and consumer health care products. The company continued to benefit during the Reporting Period from an operating environment in which demand for its services was at a record high. The COVID-19 pandemic was also a catalyst for the adoption of West Pharmaceutical Services’ high-value products, sparking further production to meet demand. At the end of the Reporting Period, we continued to see material tailwinds for the company and believed in its ability to execute moving forward.

Did the Fund make any significant purchases or sales during the Reporting Period?

Among the positions initiated by the Fund during the Reporting Period was an investment in Zscaler. We have a positive view of the cloud-based information security company’s pipeline growth in an elevated threat environment, the secular shift toward cloud adoption and Zscaler’s continued investment in its platform to support increased growth.

We established a Fund position in Keysight Technologies, a communications, networking and electronics industries company. The deployment of 5G as well as a cyclical rebound in industrial spending leads us to believe its stock may outperform in the near term.

Conversely, during the Reporting Period, we sold the Fund’s position in U.S. cloud communications company Twilio. Because we did not expect our investment thesis to unfold in the near term, we eliminated the position and reallocated the capital to what we considered more attractive risk/reward opportunities.

We exited the Fund’s position in cloud services company Akamai Technologies. In February 2021, it became apparent to us that our investment thesis was unlikely to play out in the near term, which led us sell the position and reallocate the capital to what we saw as more attractive investment opportunities.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

Changes to the Fund’s sector weightings relative to the Russell Index are due to our stock selection. As a result of these decisions during the Reporting Period, the Fund moved from an overweight versus the Russell Index in the consumer discretionary sector to an underweight position. In addition, it changed from rather neutral positions in consumer staples and health care to overweight positions and from rather neutral positions in financials and real estate to underweight positions. Compared to the Russell Index, the Fund shifted from an underweight in the communication services sector to an overweight position. Also, the Fund’s overweight positions in the industrials and materials sectors increased during the Reporting Period.

How did the Fund use derivatives and similar instruments during the Reporting Period?

The Fund did not use derivatives or similar instruments within its investment process during the Reporting Period.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

How was the Fund positioned relative to the Russell Index at the end of the Reporting Period?

As mentioned, the Fund’s sector positioning relative to the Russell Index is the result of our stock selection, as we take a pure bottom-up, research-intensive approach to investing. From that perspective, then, at the end of the Reporting Period, the Fund’s

10

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

portfolio was broadly diversified with overweight positions compared to the Russell Index in the industrials, health care, materials, consumer staples and communication services sectors. The Fund had smaller weightings than the Russell Index in the information technology, consumer discretionary, financials and real estate sectors. At the end of the Reporting Period, the Fund was relatively neutral compared to the Russell Index in the energy sector and had no exposure to the utilities sector.

What is the Fund’s tactical view and strategy for the months ahead?

The end of 2021 was cast with the development of the Omicron variant of COVID-19, which we expected at the end of the Reporting Period to remain a major focus of the U.S. equity markets in the first quarter of 2022, as entities around the world continued to navigate pockets of outbreaks and implement responses accordingly. Other major themes, such as the acceleration in the Fed’s winding down of its asset purchasing program and hiking of interest rates as well as inflation readings, supply-chain issues and the global energy shortage may test the markets again. The unclear future of the U.S. Administration’s social spending bill will likely also be in play in early 2022.

Regardless of market direction, we intend to stay true to our quality-first investment approach and seek to invest in businesses with healthy balance sheets, relatively stable cash flows and differentiated business models aligned to secular tailwinds. We continue to test our models and re-evaluate our assumptions with increasing information, remain focused on the long-term investment horizon and believe this fundamental approach can generate added value in the long run. As always, we maintain our focus on seeking companies that we believe will generate long-term growth in today’s ever-changing market conditions.

11

FUND BASICS

Growth Opportunities Fund

as of December 31, 2021

TOP TEN HOLDINGS AS OF 12/31/211

Holding	% of Net Assets	Line of Business	Country
Palo Alto Networks, Inc.	2.9%	Software & Services	United States
Cadence Design Systems, Inc.	2.6	Software & Services	United States
West Pharmaceutical Services, Inc.	2.5	Pharmaceuticals, Biotechnology & Life Sciences	United States
Expedia Group, Inc.	2.3	Consumer Services	United States
Lululemon Athletica, Inc.	2.2	Consumer Durables & Apparel	United States
Verisk Analytics, Inc.	2.2	Commercial & Professional Services	United States
Rockwell Automation, Inc.	2.1	Capital Goods	United States
Old Dominion Freight Line, Inc.	2.0	Transportation	United States
Etsy, Inc.	2.0	Retailing	United States
Veeva Systems, Inc., Class A	1.9	Health Care Equipment & Services	United States

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

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FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS2

As of December 31, 2021

[2]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.9% of the Fund’s net assets at December 31, 2021.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Performance Summary

December 31, 2021

The following graph shows the value, as of December 31, 2021, of a $10,000 investment made on January 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap® Growth Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Growth Opportunities Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2012 through December 31, 2021.

Average Annual Total Return through December 31, 2021	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced April 30, 2013)	11.65%	21.42%	N/A	15.12%
Service	11.48%	21.22%	16.00%	—

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GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discuss the Goldman Sachs Variable Insurance Trust — Goldman Sachs International Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2021 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 12.17% and 11.81%, respectively. These returns compare to the 11.26% average annual total return of the Fund’s benchmark, the MSCI Europe, Australasia, Far East (EAFE) Standard Index (net, USD, unhedged) (the “MSCI EAFE Index”), during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock and country/currency selection, careful portfolio construction and efficient implementation.

During the Reporting Period, the Fund posted double-digit absolute gains and outperformed the MSCI EAFE Index, with each of our quantitative model’s four investment themes contributing positively to results. Stock selection overall, driven by these investment themes, boosted relative performance.

Which investment themes helped and which hurt within the Team’s stock selection strategy?

In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

As mentioned, during the Reporting Period, each of our investment themes contributed positively to the Fund’s relative returns. Sentiment Analysis added most, followed by Market Themes & Trends, Fundamental Mispricings and High Quality Business Models. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives.

How did the Fund’s sector and industry allocations affect relative performance during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making sector or industry bets. Consequently, the Fund is similar to its benchmark, the MSCI EAFE Index, in terms of its sector and industry allocations and style. Relative performance is primarily driven by stock selection, not by sector or industry allocations.

Did stock selection help or hurt Fund performance during the Reporting Period?

We seek to outpace the MSCI EAFE Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. At the same time, we strive to maintain a risk profile similar to the MSCI EAFE Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the benchmark index.

During the Reporting Period, stock selection overall helped the Fund’s performance, with investments in the industrials, information technology and health care sectors contributing most positively to results relative to the MSCI EAFE Index. Holdings in the consumer discretionary, financials and materials sectors detracted most.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from overweight positions in Japan-based marine transportation services provider Nippon Yusen, Netherlands-based semiconductor machinery manufacturer ASM International and Japan-based marine transportation, warehousing and cargo handling services provider Mitsui OSK Lines. The overweight in Nippon Yusen was fueled mainly by our Market Themes & Trends and Fundamental Mispricings investment themes. The overweight in ASM International was based primarily on our Sentiment Analysis and Market Themes & Trends investment themes. Driven mostly by our Market Themes & Trends investment theme, the Fund benefited from its overweight in Mitsui OSK Lines.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to the MSCI EAFE Index were underweight positions in Japan-based electronics products manufacturer and distributor Sony Group, Switzerland-based packaged food company Nestle and Switzerland-based luxury goods manufacturer and retailer Compagnie Financiere Richemont. The underweight in Sony Group was implemented primarily because of our Market Themes & Trends investment theme. The underweights in Nestle and Compagnie Financiere Richemont were each based primarily on our High Quality Business Models investment theme.

What impact did country selection have on the Fund’s relative performance during the Reporting Period?

Compared to the MSCI EAFE Index, the Fund was helped most by its positioning in France, the Netherlands and Germany. Positioning in Switzerland, Japan and Sweden detracted most from the Fund’s relative results during the Reporting Period.

We made our picks using our proprietary models, which, during the Reporting Period, were based on five investment themes specific to our country/currency strategy — Valuation, Momentum, Risk Premium, Fund Flows and Macro. Valuation favors equity and currency markets that appear cheap relative to accounting measures of value and purchasing power. Momentum favors countries and currencies that have had strong recent outperformance. Risk Premium evaluates whether a country is overcompensating investors for various types of risk, while Fund Flows evaluates the strength of capital market inflows. Finally, Macro assesses a market’s macroeconomic environment and growth prospects.

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. During the first half of the Reporting Period, we introduced several new signals into our models. For example, we introduced new signals within our Sentiment Analysis investment theme, which were rolled out across the majority of regions, including the U.S., emerging markets, Japan and Europe. These signals are an extension to our existing suite of signals that focus on institutional positioning and capture sentiment associated with outstanding short-interest for specific names. The new signals focus on short positions by institutional investors and seek to identify which ones may have been covered prematurely or maintained beyond their optimal duration. Additionally, within our High Quality Business Models investment theme, we introduced another signal to our existing suite of alternative growth signals, also across multiple regions, including the U.S., emerging markets, Japan and Europe. This signal seeks to identify companies that exhibit elevated levels of demand for their products and services based on trends identified from consumer Internet activity data. While we believe these types of trends can help provide additional insight on the global demand for certain products and services, we have also closely focused on developing our own process to identify which individual companies are most highly exposed to specific trends.

During the second half of the Reporting Period, we introduced several new signals into our models, mostly in the fourth quarter of 2021. For example, within our Market Themes & Trends investment theme, we introduced a new signal, rolled out across all regions, that focused on macro market environments and assesses similarities between market events from the past and the current environment. The signal evaluates the historical performance of the stock in similar market conditions to predict future stock returns. Finally, we introduced two signals within our Sentiment Analysis investment theme. One signal, rolled out across all developed market regions, uses short sales transaction data to help identify potential sustained stock selloffs, expanding upon our existing factors that leverage short sales and short interest data. The other signal, introduced in the emerging markets region, analyzes flows from local versus foreign registered investors, and seeks to anticipate the stock price impact caused by these flows and their subsequent trading activity.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, we used equity index futures contracts, on an opportunistic basis, to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of stock futures. We also used forward foreign currency exchange contracts to avoid unintended local currency exposure when buying and selling stocks. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

What changes did you make to the Fund’s country weightings during the Reporting Period?

During the Reporting Period, we increased the Fund’s positions relative to the MSCI EAFE Index in Norway, Sweden, Germany, France and the U.K. We decreased the Fund’s positions relative to the MSCI EAFE Index in the Netherlands, Italy, Switzerland and Belgium.

What were the Fund’s sector and country weightings at the end of the Reporting Period?

As of December 31, 2021, the Fund was overweight the industrials and information technology sectors relative to the MSCI EAFE Index. The Fund was underweight consumer staples and health care and was rather neutral to the MSCI EAFE Index in communication services, consumer discretionary, materials, real estate, financials, energy and utilities on the same date.

In terms of countries, the Fund was overweight relative to the MSCI EAFE Index in Japan, France, Norway and Sweden at the end of the Reporting Period. Compared to the MSCI EAFE Index, the Fund was underweight in Switzerland and the U.K. and was relatively neutral compared to the MSCI EAFE Index in the remaining constituents of the MSCI EAFE Index at the end of the Reporting Period.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

In early 2021, Dennis Walsh, Managing Director and Senior Portfolio Manager, became a co-portfolio manager for the Fund. Mr. Walsh joined Len Ioffe, Managing Director and Senior Portfolio Manager, Osman Ali, Managing Director and Senior Portfolio Manager, and Takashi Suwabe, Managing Director and Senior Portfolio Manager, all of whom have managed the Fund since 2018. By design, all investment decisions for the Fund are performed within a co-lead or team structure.

What is your strategy going forward for the Fund?

Looking ahead, we continue to believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum are likely to outperform those with poor momentum. We intend to maintain our focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

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FUND BASICS

International Equity Insights Fund

as of December 31, 2021

TOP TEN HOLDINGS AS OF 12/31/211

Holding	% of Net Assets	Line of Business	Country
ASML Holding NV	2.4%	Semiconductors & Semiconductor Equipment	Netherlands
LVMH Moet Hennessy Louis Vuitton SE	2.0	Consumer Durables & Apparel	France
Novo Nordisk A/S, Class B	1.7	Pharmaceuticals, Biotechnology & Life Sciences	Denmark
Roche Holding AG	1.6	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Schneider Electric SE	1.4	Capital Goods	United States
Commonwealth Bank of Australia	1.3	Banks	Australia
AIA Group Ltd.	1.3	Insurance	Hong Kong
Rio Tinto PLC ADR	1.1	Materials	Australia
Nestle SA	1.1	Food, Beverage & Tobacco	Switzerland
British American Tobacco PLC	1.1	Food, Beverage & Tobacco	United Kingdom

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS2

As of December 31, 2021

[2]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Performance Summary

December 31, 2021

The following graph shows the value, as of December 31, 2021, of a $10,000 investment made on January 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI EAFE Standard Index (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

International Equity Insights Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2012 through December 31, 2021.

Average Annual Total Return through December 31, 2021	One Year	Five Years	Ten Years
Institutional	12.17%	8.50%	7.48%
Service	11.81%	8.20%	7.20%

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Large Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2021 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 24.13% and 23.93%, respectively. These returns compare to the 25.16% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”) during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund posted solid absolute gains but underperformed the Russell Index during the Reporting Period due to a combination of stock selection and sector allocation decisions overall.

Which equity market sectors most significantly affected Fund performance?

Stock selection in the health care and utilities sectors detracted most from the Fund’s relative results during the Reporting Period. Having an underweight to financials, which outpaced the Russell Index during the Reporting Period, further dampened relative results. Partially offsetting these detractors was stock selection in the consumer discretionary and real estate sectors, which contributed positively to the Fund’s relative results during the Reporting Period. Having an underweight to communication services, which notably lagged the Russell Index during the Reporting Period, also helped.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Among those companies detracting most from the Fund’s results relative to the Russell Index were positions in Zimmer Biomet Holdings, Fidelity National Information Services and Splunk.

Musculoskeletal health care services company Zimmer Biomet Holdings was the top detractor from the Fund’s results during the Reporting Period. The spread of the COVID-19 Delta and Omicron variants limited hospital capacity and patient demand for orthopedics procedures. Despite its earnings per share consistently beating consensus estimates, the company’s hips and knees business segments missed expectations, and the company narrowed its full-year guidance to the lower end of its initial range. At the end of the Reporting Period, we remained confident in the company’s innovative robotic ROSA platform and its growth potential in the long run, especially with new products being introduced and procedure levels eventually increasing toward pre-COVID-19 levels.

Technology services provider Fidelity National Information Services detracted, largely because the competitive landscape shifted following recent merger and acquisition within the industry. This shift applied price pressure on the company’s stock as did talks around selling its capital markets business. Further, the company’s second quarter 2021 earnings release revealed smaller earnings per share guidance relative to consensus expectations and lower implied margin as a result of incremental incentive accruals and the upfront impact of new business wins. At the end of the Reporting Period, we believed Fidelity National Information Services’ global footprint and presence in the banking industry was well positioned to take advantage of accelerating payments innovations globally and felt the company should benefit from improving spending fundamentals.

Splunk engages in the development and marketing of software solutions. During the first quarter of 2021, its shares declined in line with the broad information technology sector and then further depreciated following the news of the departures of several senior company leaders. Later in the year, Splunk’s Chief Executive Office announced his retirement as well. Though headwinds remained, at the end of the Reporting Period, we were still confident in Splunk’s prospects given its transition to a subscription-based pricing model, its near-term upsell opportunity with its existing renewal base, and what we saw as its relatively inexpensive valuation.

What were some of the Fund’s best-performing individual stocks?

Relative to the Russell Index, the Fund benefited most from positions in Marvell Technology, Bath & Body Works and Alphabet.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Marvell Technology’s stock price appreciated along with an earnings report during the second quarter of 2021 that was better than consensus expectations. Then, in early December 2021, the company delivered another strong quarter of performance, highlighted by its ability to better fulfill backlogged orders. Additionally, the backlog of business actually increased, signifying the further demand for Marvell Technology’s products. At the end of the Reporting Period, we remained positive on Marvell Technology given our view of its management’s history of execution and the company’s exposure to structural growth trends in cloud, autos and fifth-generation (“5G”) technologies.

Bath & Body Works, a new purchase for the Fund during the Reporting Period, engages in the operation of retail stores, specializing in domestics merchandise and home furnishings. Its stock price rose significantly in the early months of 2021, largely due to the retail trading environment. However, the lack of fundamental drivers behind the price appreciation led us to be cautious. We ultimately decided to capture the Fund’s profits and exit the position in June 2021 in favor of what we saw as other more attractive risk/reward opportunities.

Alphabet is a holding company that engages in advertising, digital content, applications, cloud offerings and more through its subsidiaries, including its largest, Google. During the Reporting Period, the company benefited from a solid recovery in the search business as well as from significant growth in its YouTube and Cloud businesses. It had become clear to many that the broad advertising market was recovering, and virtually all of the major Internet players were benefiting — all while Alphabet continued to show real cost discipline, in our view. At the end of the Reporting Period, we remained optimistic about Alphabet, as advertising spending and travel were improving, which we believe could further benefit the company.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

During the Reporting Period, we initiated a Fund position in banking and nonbank financial services company Bank of America. We believe holding the name in the Fund’s portfolio will help maintain balance from an interest rate sensitivity and capital return perspective. We also believe Bank of America is generally well positioned with a strong deposit base over the long term.

We established a Fund position in cloud-based customer relationship management software provider salesforce.com during the Reporting Period. Despite its disappointing quarterly results in December 2021, we still see ample room for organic growth and believe its integration with Slack, the proprietary communication platform of Slack Technologies, will likely continue to benefit the company moving forward.

Conversely, we exited the Fund’s position in telecommunications company Verizon Communications during the Reporting Period. While we continue to like the long-term outlook for the company, we sold the position in favor of what we believed to be better risk/reward prospects within the industry.

We eliminated the Fund’s position in financial services company Wells Fargo & Co. as a result of concerns that the Federal Reserve’s (“Fed”) asset cap on the bank may create headwinds for longer than we previously anticipated. Despite these concerns, we intend to continue to monitor the stock, as we remained optimistic about some of the company’s efficiency efforts and believe there may be an opportunity for growth once the asset cap is removed.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure compared to the Russell Index to consumer staples, financials, health care and materials increased. The Fund’s allocations compared to the Russell Index in communication services, consumer discretionary and utilities decreased.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of December 2021, the Fund had overweighted positions relative to the Russell Index in the information technology, materials and consumer staples sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in communication services and industrials and was rather neutrally weighted to the Russell Index in the consumer discretionary, energy, financials, health care, real estate and utilities sectors.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

What is the Fund’s tactical view and strategy for the months ahead?

The end of 2021 was cast with the development of the Omicron variant of COVID-19, which we expected at the end of the Reporting Period to remain a major focus of the U.S. equity markets in the first quarter of 2022, as entities around the world continued to navigate pockets of outbreaks and implement responses accordingly. Other major themes, such as the acceleration in the Fed’s winding down of its asset purchasing program and hiking of interest rates as well as inflation readings, supply-chain issues and the global energy shortage may test the markets again. The unclear future of the U.S. Administration’s social spending bill will likely also be in play in early 2022.

Regardless of market direction, we intend to stay true to our quality-first investment approach and seek to invest in businesses with healthy balance sheets, relatively stable cash flows and differentiated business models aligned to secular tailwinds. We continue to test our models and re-evaluate our assumptions with increasing information, remain focused on the long-term investment horizon and believe this fundamental approach can generate added value in the long run. As always, we maintain our focus on undervalued companies that we believe have comparatively greater control of their own destiny, such as innovators with differentiated products, companies with low cost structures or companies that have been investing in their own businesses and may be poised to gain market share.

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FUND BASICS

Large Cap Value Fund

as of December 31, 2021

TOP TEN HOLDINGS AS OF 12/31/211

Holding	% of Net Assets	Line of Business	Country
JPMorgan Chase & Co.	3.5%	Banks	United States
Procter & Gamble Co. (The)	3.2	Household & Personal Products	United States
Bank of America Corp.	2.9	Banks	United States
Johnson & Johnson	2.6	Pharmaceuticals, Biotechnology & Life Sciences	United States
Cisco Systems, Inc.	2.2	Technology Hardware & Equipment	United States
Chevron Corp.	2.1	Energy	United States
NextEra Energy, Inc.	2.0	Utilities	United States
salesforce.com, Inc.	2.0	Software & Services	United States
AT&T, Inc.	1.9	Telecommunication Services	United States
BlackRock, Inc.	1.8	Diversified Financials	United States

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

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FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS2

As of December 31, 2021

[2]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Performance Summary

December 31, 2021

The following graph shows the value, as of December 31, 2021, of a $10,000 investment made on January 1, 2012 in Service Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Large Cap Value Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2012 through December 31, 2021.

Average Annual Total Return through December 31, 2021	One Year	Five Years	Ten Years
Institutional	24.13%	10.32%	12.06%
Service	23.93%	10.06%	11.79%

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2021 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 30.95% and 30.57%, respectively. These returns compare to the 28.34% average annual total return of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund posted double-digit absolute gains that outperformed the Russell Index during the Reporting Period due primarily to stock selection overall. Sector allocation as a whole also contributed positively, albeit more modestly, to the Fund’s performance relative to the Russell Index during the Reporting Period.

Which equity market sectors most significantly affected Fund performance?

Contributing most positively to the Fund’s relative results during the Reporting Period was effective stock selection in the information technology, financials and consumer discretionary sectors. Detracting most from the Fund’s relative results during the Reporting Period were the consumer staples, industrials and communication services sectors, wherein stock selection proved especially challenging.

What were some of the Fund’s best-performing individual stocks?

The Fund benefited most relative to the Russell Index from positions in ON Semiconductor, Old Dominion Freight Lines and Bath & Body Works.

ON Semiconductor engages in the design, manufacture and marketing of a portfolio of semiconductor components. The Reporting Period was a strong year for many semiconductor firms, and ON Semiconductor was no exception. Its results were also driven by strong quarterly earnings releases, featuring what we saw as impressive margins and top-line revenue amidst ongoing supply-chain constraints. At the end of the Reporting Period, we continued to view the company as one of our favorite semiconductor names in the mid-cap segment of the U.S. equity market.

Old Dominion Freight Lines provides less-than-truckload services. The operating environment that dominated the Reporting Period led to Old Dominion Freight Lines’ services being in high demand throughout. One reason it was able to keep up with the demand was the company culture that its senior management has built. As a result, the company has hardly been affected by the nationwide labor shortage. Its technological progress also improved its operational efficiency and margins while leaving room for technological growth. At the end of the Reporting Period, we continued to believe the company was the leading player in a capacity-constrained and structurally-growing less-than-truckload space.

Bath & Body Works engages in the operation of retail stores, specializing in domestics merchandise and home furnishings. Its stock price rose significantly in the early months of 2021, largely due to the retail trading environment. However, the lack of fundamental drivers behind the price appreciation led us to be cautious. Still, at the end of the Reporting Period, we continued to see positive momentum potential among consumer purchases, demonstrating loyalty to the Bath & Body Works product offering.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting from the Fund’s results relative to the Russell Index were positions in Zimmer Bioment Holdings, Wynn Resorts and ViacomCBS.

Musculoskeletal health care services company Zimmer Biomet Holdings was the top detractor from the Fund’s results during the Reporting Period. The spread of the COVID-19 Delta and Omicron variants limited hospital capacity and patient demand for orthopedics procedures. Despite its earnings per share consistently beating consensus estimates, the company’s hips and knees

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

business segments missed expectations, and the company narrowed its full-year guidance to the lower end of its initial range. At the end of the Reporting Period, we remained confident in the company’s innovative robotic ROSA platform and its growth potential in the long run, especially with new products being introduced and procedure levels eventually increasing toward pre-COVID-19 levels.

High-end hotel and casino developer and operator Wynn Resorts saw its stock depreciate after missing earnings estimates during the Reporting Period. We exited the Fund’s position in Wynn Resorts, as new regulatory changes were proposed in Macau, including increases in government scrutiny around capital use and return, competition and enforcement, together hampering the company’s potential long-term growth, in our view.

Telecommunications company ViacomCBS was a new purchase for the Fund during the Reporting Period. Its shares declined, though much of its underperformance of the Russell Index was driven by technical rather than fundamental factors attributable to the end of the first calendar quarter and through the second quarter of 2021. We ultimately decided to exit the position, as we felt the competitive landscape was oversaturated in streaming services, and we believed there were better risk/reward opportunities elsewhere.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

We initiated a Fund position in pharmaceutical and business solutions provider AmerisourceBergen during the Reporting Period. The fundamental backdrop for drug distributors has dramatically changed after facing a series of headwinds during the past few years. We believe the company can now get back to focusing on earnings per share growth compounding, which should, in our view, lead to more favorable multiples, or price/earnings ratios.

We established a Fund position in oil and gas exploration and production company Devon Energy during the Reporting Period. We are optimistic about the company, as its management continues to emphasize the importance of free cash flow generation over the pursuit of volume growth, along with what we see as ample dividends being returned to shareholders. We will continue to carefully monitor 2022 production figures as well as the company’s debt reduction timeline.

Conversely, in addition to the sales already mentioned, we exited the Fund’s position in agriculture company Corteva during the Reporting Period. Corteva was, in our view, executing well on taking share across seed and crop protection and also was managing an effective cost savings plan. We simply preferred other names and decided to sell.

We sold the Fund’s position in payment transaction company Discover Financial Services during the Reporting Period. Even though we see spending trends as strong, we believe that view is already mostly priced in to the company’s stock valuation. Furthermore, credit conditions appear to us to have peaked and the competitive landscape is shifting with fintech names becoming a larger threat. (Financial technology, or fintech, is used to describe new technology that seeks to improve and automate the delivery and use of financial services.) Ultimately, we eliminated the position in favor of what we believe to be more attractive risk/reward opportunities.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to energy, industrials and utilities increased and its exposure to consumer staples, financials, health care and information technology decreased compared to the Russell Index.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of December 2021, the Fund had overweighted positions relative to the Russell Index in industrials and utilities. On the same date, the Fund had underweighted positions compared to the Russell Index in real estate and consumer discretionary and was rather neutrally weighted to the Russell Index in communication services, consumer staples, energy, financials, health care, information technology and materials.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

In early 2021, co-lead portfolio manager Adam Agress left the firm. Sung Cho, managing director and portfolio manager for the Fund alongside Adam, assumed his portfolio management responsibilities for the Fund. Sung joined Goldman Sachs Asset

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Management in 2004 and has 20 years of investment experience. He has been a lead portfolio manager for the U.S. Mid Cap Value strategy since 2015. Sung will continue to leverage the expertise of more than 20 investment professionals as part of the Fundamental Equity U.S. Equity team.

By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund.

What is the Fund’s tactical view and strategy for the months ahead?

The end of 2021 was cast with the development of the Omicron variant of COVID-19, which we expected at the end of the Reporting Period to remain a major focus of the U.S. equity markets in the first quarter of 2022, as entities around the world continued to navigate pockets of outbreaks and implement responses accordingly. Other major themes, such as the acceleration in the Fed’s winding down of its asset purchasing program and hiking of interest rates as well as inflation readings, supply-chain issues and the global energy shortage may test the markets again. The unclear future of the U.S. Administration’s social spending bill will likely also be in play in early 2022.

Regardless of market direction, we intend to stay true to our quality-first investment approach and seek to invest in businesses with healthy balance sheets, relatively stable cash flows and differentiated business models aligned to secular tailwinds. We continue to test our models and re-evaluate our assumptions with increasing information, remain focused on the long-term investment horizon and believe this fundamental approach can generate added value in the long run. As always, we maintain our focus on undervalued companies that we believe have comparatively greater control of their own destiny, such as innovators with differentiated products, companies with low cost structures or companies that have been investing in their own businesses and may be poised to gain market share.

28

FUND BASICS

Mid Cap Value Fund

as of December 31, 2021

TOP TEN HOLDINGS AS OF 12/31/211

Holding	% of Net Assets	Line of Business
Ball Corp.	1.8%	Materials
United Airlines Holdings, Inc.	1.8	Transportation
Motorola Solutions, Inc.	1.8	Technology Hardware & Equipment
Marvell Technology, Inc.	1.7	Semiconductors & Semiconductor Equipment
Ashland Global Holdings, Inc.	1.7	Materials
M&T Bank Corp.	1.7	Banks
Advance Auto Parts, Inc.	1.7	Retailing
East West Bancorp, Inc.	1.7	Banks
AMETEK, Inc.	1.6	Capital Goods
ON Semiconductor Corp.	1.6	Semiconductors & Semiconductor Equipment

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND vs. BENCHMARK SECTOR ALLOCATIONS2

As of December 31, 2021

[2]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

29

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Performance Summary

December 31, 2021

The following graph shows the value, as of December 31, 2021, of a $10,000 investment made on January 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap Value® Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Mid Cap Value Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2012 through December 31, 2021.

Average Annual Total Return through December 31, 2021	One Year	Five Years	Ten Years
Institutional	30.95%	13.17%	13.08%
Service	30.57%	12.89%	12.79%

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GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Small Cap Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2021 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 23.79% and 23.50%, respectively. These returns compare to the 14.82% average annual total return of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested) (the “Russell Index”) during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, namely Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund outperformed the Russell Index, with all four of our quantitative model’s investment themes contributing positively. Stock selection overall, driven by these investment themes, added to relative returns.

What impact did the Fund’s investment themes have on performance during the Reporting Period?

In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, each of our four investment themes contributed positively to the Fund’s relative performance. Sentiment Analysis and High Quality Business Models bolstered relative results most, followed at some distance by Fundamental Mispricings and Market Themes & Trends. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Fundamental Mispricing seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

How did the Fund’s sector and industry allocations affect relative performance?

In constructing the Fund’s portfolio, our quantitative model focuses on stock selection rather than making sector or industry bets. Consequently, the Fund is similar to its benchmark, the Russell Index, in terms of its sector and industry allocations and style. Relative performance is primarily driven by stock selection, not by sector or industry allocations.

Did stock selection help or hurt Fund performance during the Reporting Period?

We seek to outpace the Russell Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. At the same time, we strive to maintain a risk profile similar to the Russell Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Russell Index.

During the Reporting Period, stock selection overall helped the Fund’s performance, with investments in the health care, financials and consumer discretionary sectors contributing the most to the Fund’s relative returns. Conversely, stock selection in industrials detracted—the only sector to detract from relative results during the Reporting Period.

31

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from overweight positions in casino and entertainment properties developer and operator Red Rock Resorts, multi-family properties-focused real estate investment trust NexPoint Residential Trust and components producer for the semiconductor industry Axcelis Technologies. The overweight in Red Rock Resorts was established predominantly due to our High Quality Business Models investment theme. The overweight in NexPoint Residential Trust was driven by our Sentiment Analysis and High Quality Business Models investment themes. The Fund was overweight Axcelis Technologies largely because of our High Quality Business Models and Sentiment Analysis investment themes.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to the Russell Index were overweight positions in Editas Medicine, a clinical stage genome editing company, and Trupanion, a pet health insurance services provider. An underweight position in vehicle rental operator Avis Budget Group also detracted. The overweight in Editas Medicine was established primarily as a result of our Sentiment Analysis investment theme. Largely because of our Fundamental Mispricings and Market Themes & Trends investment theme, the Fund was overweight Trupanion. The Fund’s underweight in Avis Budget Group was driven primarily by our High Quality Business Models and Sentiment Analysis investment themes.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, we used equity index futures contracts, on an opportunistic basis, to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on the Fund’s performance during the Reporting Period.

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. During the first half of the Reporting Period, we introduced several new signals into our models. For example, we introduced new signals within our Sentiment Analysis investment theme, which were rolled out across the majority of regions, including the U.S., emerging markets, Japan and Europe. These signals are an extension to our existing suite of signals that focus on institutional positioning and capture sentiment associated with outstanding short-interest for specific names. The new signals focus on short positions by institutional investors and seek to identify which ones may have been covered prematurely or maintained beyond their optimal duration. Additionally, within our High Quality Business Models investment theme, we introduced another signal to our existing suite of alternative growth signals, also across multiple regions, including the U.S., emerging markets, Japan and Europe. This signal seeks to identify companies that exhibit elevated levels of demand for their products and services based on trends identified from consumer Internet activity data. While we believe these types of trends can help provide additional insight on the global demand for certain products and services, we have also closely focused on developing our own process to identify which individual companies are most highly exposed to specific trends. Lastly, we introduced, in the U.S., a proprietary methodology to enhance how we identify a company’s relevant peer group, as we believe that more common methods relying on country or industry classifications may be overly simplistic for companies operating in a complex business environment. This methodology is used to enhance our relative valuation signals within our Fundamental Mispricings investment theme that seek to identify companies that are currently trading at attractive valuations relative to their most relevant peers.

During the second half of the Reporting Period, we introduced several new signals into our models, mostly in the fourth quarter of 2021. For example, we introduced a new signal in the U.S. within our High Quality Business Models investment theme. The signal focused on the number of job postings by a company as we believe companies that are looking to expand their workforce are better positioned for growth in the long term. Additionally, we introduced two new signals within our Market Themes & Trends investment theme. The first signal, rolled out in the U.S. region, helps expand our library of economic linkages signals by identifying relationships between companies posting similar jobs in the same geographical regions. The second signal, rolled out across all regions, focuses on macro market environments and assesses similarities between market events from the past and the current environment. The signal evaluates the historical performance of the stock in similar market conditions to predict future stock returns. Finally, we introduced a signal within our Sentiment Analysis investment theme. Rolled out across all developed market regions, it uses short sales transaction data to help identify potential sustained stock selloffs, expanding upon our existing factors that leverage short sales and short interest data.

32

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

As of December 31, 2021, the Fund was overweight the financials, health care, consumer discretionary and communication services sectors relative to the Russell Index. The Fund was underweight utilities, real estate, industrials and consumer staples and was rather neutrally weighted in information technology, materials and energy compared to the Russell Index on the same date.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

In early 2021, Takashi Suwabe, Managing Director and Senior Portfolio Manager, became a co-portfolio manager for the Fund. Mr. Suwabe joined Len Ioffe, Managing Director and Senior Portfolio Manager, Osman Ali, Managing Director and Senior Portfolio Manager, and Dennis Walsh, Managing Director and Senior Portfolio Manager, who have managed the Fund since 2011, 2012, and 2013 respectively. By design, all investment decisions for the Fund are performed within a co-lead or team structure.

What is your strategy going forward for the Fund?

Looking ahead, we continue to believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum are likely to outperform those with poor momentum. We intend to maintain our focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

33

FUND BASICS

Small Cap Equity Insights Fund

as of December 31, 2021

TOP TEN HOLDINGS AS OF 12/31/211,2

Holding	% of Net Assets	Line of Business
Atkore, Inc.	0.8%	Capital Goods
Medpace Holdings, Inc.	0.8	Pharmaceuticals, Biotechnology & Life Sciences
National Storage Affiliates TrustREIT	0.8	Real Estate
American Equity Investment Life Holding Co.	0.8	Insurance
Ovintiv, Inc.	0.7	Energy
Texas Roadhouse, Inc.	0.7	Consumer Services
NexPoint Residential Trust, Inc.REIT	0.7	Real Estate
Stewart Information Services Corp.	0.7	Insurance
Halozyme Therapeutics, Inc.	0.7	Pharmaceuticals, Biotechnology & Life Sciences
Kinsale Capital Group, Inc.	0.7	Insurance

[1]	The top 10 holdings may not be representative of the Fund’s future investments.
[2]

The Fund’s overall top ten holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund) which represents 1.4% of the Fund’s net assets as of December 31, 2021.

34

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS3

As of December 31, 2021

[3]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 1.4% of the Fund’s net assets at December 31, 2021. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

35

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Performance Summary

December 31, 2021

The following graph shows the value, as of December 31, 2021, of a $10,000 investment made on January 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Small Cap Equity Insights Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2012 through December 31, 2021.

Average Annual Total Return through December 31, 2021	One Year	Five Years	Ten Years
Institutional	23.79%	11.33%	12.92%
Service	23.50%	11.06%	12.65%

36

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2021 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 21.93% and 21.56%, respectively. These returns compare to the 27.60% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund generated double-digit absolute gains but underperformed the Russell Index on a relative basis during the Reporting Period. Stock selection overall detracted most from the Fund’s relative results. Sector allocation as a whole also detracted, albeit modestly.

Which equity market sectors most significantly affected Fund performance?

Detracting most from the Fund’s relative results during the Reporting Period was weak stock selection in the information technology, consumer discretionary and health care sectors. Partially offsetting these detractors was effective stock selection in the communication services, industrials and financials sectors, which contributed positively to relative results during the Reporting Period.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting from the Fund’s results relative to the Russell Index were overweight positions in C3.ai and Splunk and an underweight position in Microsoft.

C3.ai provides enterprise artificial intelligence software for digital transformation. In early March 2021, its shares depreciated following a mixed earnings report with below consensus revenues and margins along with lower than consensus billings results. As the year progressed, we no longer saw our investment thesis playing out, and we ultimately decided to exit the position in September 2021 in favor of other investment opportunities.

Splunk engages in the development and marketing of software solutions. During the first quarter of 2021, its shares declined in line with the broad information technology sector and then further depreciated following the news of the departures of several senior company leaders. Later in the year, Splunk’s Chief Executive Office announced his retirement as well. Though headwinds remained, at the end of the Reporting Period, we were still confident in Splunk’s prospects given its transition to a subscription-based pricing model, its near-term upsell opportunity with its existing renewal base, and what we saw as its relatively inexpensive valuation.

Microsoft engages in the development and support of software, services, devices and solutions. While its stock had a robust return during the Reporting Period, the Fund’s underweight positioning in the name caused it to be a major detractor from relative results. Microsoft’s performance can be attributed to an acceleration in its Azure business, ongoing strength in its Office and Windows products, and improved demand for on-premise products with customers continuing to make investments in their cloud environments. At the end of the Reporting Period, we continued to like the direction of the business moving forward and intended to carefully monitor both the stock’s valuation and the Fund’s positioning in the stock.

What were some of the Fund’s best-performing individual stocks?

Among those stocks the Fund benefited most from relative to the Russell Index were overweight positions in graphics processors, chipsets and multimedia software manufacturer NVIDIA, data infrastructure semiconductor solutions provider Marvell Technology and Google parent company Alphabet (Class A).

37

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Following its announcement of 2021 first quarter earnings, NVIDIA’s stock saw a substantial downturn due to concerns around margin expansion and data center revenue growth. However, the stock quickly rebounded through the rest of the Reporting Period, as the company beat consensus estimates and proved it could out-innovate its competitors. At the end of the Reporting Period, we believed NVIDIA was well positioned to continue to benefit from the strong secular growth themes of migration to the cloud and online entertainment along with ongoing strong performance versus its competitors.

Marvell Technology’s stock price appreciated along with an earnings report during the second quarter of 2021 that was better than consensus expectations. Then, in early December 2021, the company delivered another strong quarter of performance, highlighted by its ability to better fulfill backlogged orders. Additionally, the backlog of business actually increased, signifying the further demand for Marvell Technology’s products. At the end of the Reporting Period, we remained positive on Marvell Technology given our view of its management’s history of execution and the company’s exposure to structural growth trends in cloud, autos and fifth-generation (“5G”) technologies.

Alphabet is a holding company that engages in advertising, digital content, applications, cloud offerings and more through its subsidiaries, including its largest, Google. During the Reporting Period, the company benefited from a solid recovery in the search business as well as from significant growth in its YouTube and Cloud businesses. It had become clear to many that the broad advertising market was recovering, and virtually all of the major Internet players were benefiting — all while Alphabet continued to show real cost discipline, in our view. At the end of the Reporting Period, we remained optimistic about Alphabet, as advertising spending and travel were improving, which we believe could further benefit the company.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

We initiated a position in logistics and package delivery company United Parcel Services (“UPS”) during the Reporting Period. We believe the automation and capacity efforts of UPS are starting to yield benefits through improved margins. In addition, pricing has been strong broadly, as UPS has implemented surcharges as a result of high volumes.

We established a Fund position in cloud-based software solutions provider Bill.com Holdings during the Reporting Period. The secular theme of back office automation and efficiency improvement is growing in importance, in our view, and we believe the business is able to simplify and automate complex back office financial operations.

Conversely, in addition to the sale of C3.ai, we exited the Fund’s position in digital telecommunications company Qualcomm during the Reporting Period. We sold the position in April 2021 after numerous business risks were identified along with decreased business momentum being demonstrated through increased competition and what we saw as a valuation peak.

We eliminated the Fund’s position in Fidelity National Information Services, which provides technology solutions for merchants, banks and capital markets firms worldwide, during the Reporting Period. We believe its near-term growth could be inhibited by implied risks in its merchant solutions business. We also sold the position due to concerns about its long-term growth based on the disruptive competitive landscape.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to communication services, health care and industrials increased compared to the Russell Index. The Fund’s allocations compared to the Russell Index in consumer discretionary and information technology decreased.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of December 2021, the Fund had overweighted positions relative to the Russell Index in the communication services, health care and materials sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in information technology and consumer discretionary and was rather neutrally weighted to the Russell Index in consumer staples, financials, industrials and real estate. The Fund had no exposure to the utilities and energy sectors at the end of the Reporting Period.

38

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

What is the Fund’s tactical view and strategy for the months ahead?

The end of 2021 was cast with the development of the Omicron variant of COVID-19, which we expected at the end of the Reporting Period to remain a major focus of the U.S. equity markets in the first quarter of 2022, as entities around the world continued to navigate pockets of outbreaks and implement responses accordingly. Other major themes, such as the acceleration in the Fed’s winding down of its asset purchasing program and hiking of interest rates as well as inflation readings, supply-chain issues and the global energy shortage may test the markets again. The unclear future of the U.S. Administration’s social spending bill will likely also be in play in early 2022.

Regardless of market direction, we intend to stay true to our quality-first investment approach and seek to invest in businesses with healthy balance sheets, relatively stable cash flows and differentiated business models aligned to secular tailwinds. We continue to test our models and re-evaluate our assumptions with increasing information, remain focused on the long-term investment horizon and believe this fundamental approach can generate added value in the long run. As always, we maintain our focus on seeking companies that we believe will generate long-term growth in today’s ever-changing market conditions.

39

FUND BASICS

Strategic Growth Fund

as of December 31, 2021

TOP TEN HOLDINGS AS OF 12/31/211

Holding	% of Net Assets	Line of Business	Country
Apple, Inc.	9.5%	Technology Hardware & Equipment	United States
Microsoft Corp.	8.1	Software & Services	United States
Amazon.com, Inc.	6.8	Retailing	United States
Alphabet, Inc., Class A	5.0	Media & Entertainment	United States
NVIDIA Corp.	4.0	Semiconductors & Semiconductor Equipment	United States
Meta Platforms, Inc., Class A	3.8	Media & Entertainment	United States
Alphabet, Inc., Class C	3.0	Media & Entertainment	United States
Netflix, Inc.	2.2	Media & Entertainment	United States
Mastercard, Inc., Class A	2.1	Software & Services	United States
Tesla, Inc.	2.1	Automobiles & Components	United States

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

40

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS2

As of December 31, 2021

[2]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.2% of the Fund’s net assets at December 31, 2021.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

41

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Performance Summary

December 31, 2021

The following graph shows the value, as of December 31, 2021, of a $10,000 investment made on January 1, 2012 in Service Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Growth Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Strategic Growths Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2012 through December 31, 2021.

Average Annual Total Return through December 31, 2021	One Year	Five Years	Ten Years
Institutional	21.93%	24.58%	19.02%
Service	21.56%	24.26%	18.71%

42

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Variable Insurance Trust—Goldman Sachs U.S. Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2021 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 29.41% and 29.11%, respectively. These returns compare to the 28.71% average annual total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (with dividends reinvested) (the “S&P 500® Index”) during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, namely Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund outperformed the S&P 500® Index, with two of our quantitative model’s four investment themes contributing positively to results. Stock selection overall, driven by these investment themes, bolstered relative performance.

What impact did the Fund’s investment themes have on performance during the Reporting Period?

In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, two of our investment themes — Sentiment Analysis and High Quality Business Models —contributed positively to the Fund’s relative performance. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives.

Market Themes & Trends and Fundamental Mispricings detracted from the Fund’s relative performance during the Reporting Period. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. Fundamental Mispricing seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run.

How did the Fund’s sector and industry allocations affect relative performance?

In constructing the Fund’s portfolio, our quantitative model focuses on stock selection rather than making sector or industry bets. Consequently, the Fund is similar to its benchmark, the S&P 500® Index, in terms of its sector and industry allocations and style. Relative performance is primarily driven by stock selection, not by sector or industry allocations.

Did stock selection help or hurt Fund performance during the Reporting Period?

We seek to outpace the S&P 500® Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. At the same time, we strive to maintain a risk profile similar to the S&P 500® Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the benchmark index.

43

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

During the Reporting Period, stock selection added to the Fund’s performance, with investments in the health care, real estate and industrials sectors contributing most positively to results relative to the S&P 500® Index. Stock selection in the information technology, energy and materials sectors detracted most from the Fund’s results relative to the S&P 500® Index during the Reporting Period.

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from overweight positions in auto manufacturer Ford Motor, network security solutions provider Palo Alto Networks and Google parent company Alphabet. The overweight in Ford Motor was established primarily because of our Fundamental Mispricings and High Quality Business Models investment themes. The Fund was overweight Palo Alto Networks due mostly to our Sentiment Analysis and Market Themes & Trends investment themes. The Fund’s overweight in Alphabet was driven mainly by our Fundamental Mispricings investment theme.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to the S&P 500® Index was an underweight position in NVIDIA, which engages in the design and manufacture of computer graphics processors, chipsets and related multimedia software. Overweight positions in electronic signature solutions provider DocuSign and digital and mobile payments technology platform PayPal Holdings also hurt. The Fund had an underweight position in NVIDIA driven primarily by our Market Themes & Trends investment theme. The Fund’s overweight in DocuSign was largely due to our High Quality Business Models investment theme. The overweight in PayPal Holdings was established primarily because of our Sentiment Analysis investment theme.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results.

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. During the first half of the Reporting Period, we introduced several new signals into our models. For example, we introduced new signals within our Sentiment Analysis investment theme, which were rolled out across the majority of regions, including the U.S., emerging markets, Japan and Europe. These signals are an extension to our existing suite of signals that focus on institutional positioning and capture sentiment associated with outstanding short-interest for specific names. The new signals focus on short positions by institutional investors and seek to identify which ones may have been covered prematurely or maintained beyond their optimal duration. Additionally, within our High Quality Business Models investment theme, we introduced another signal to our existing suite of alternative growth signals, also across multiple regions, including the U.S., emerging markets, Japan and Europe. This signal seeks to identify companies that exhibit elevated levels of demand for their products and services based on trends identified from consumer Internet activity data. While we believe these types of trends can help provide additional insight on the global demand for certain products and services, we have also closely focused on developing our own process to identify which individual companies are most highly exposed to specific trends. Lastly, we introduced, in the U.S., a proprietary methodology to enhance how we identify a company’s relevant peer group, as we believe that more common methods relying on country or industry classifications may be overly simplistic for companies operating in a complex business environment. This methodology is used to enhance our relative valuation signals within our Fundamental Mispricings investment theme that seek to identify companies that are currently trading at attractive valuations relative to their most relevant peers.

During the second half of the Reporting Period, we introduced several new signals into our models, mostly in the fourth quarter of 2021. For example, we introduced a new signal in the U.S. within our High Quality Business Models investment theme. The signal focused on the number of job postings by a company as we believe companies that are looking to expand their workforce are better positioned for growth in the long term. Additionally, we introduced two new signals within our Market Themes & Trends investment theme. The first signal, rolled out in the U.S. region, helps expand our library of economic linkages signals by identifying relationships between companies posting similar jobs in the same geographical regions. The second signal, rolled out across all regions, focuses on macro market environments and assesses similarities between market events from the past and the current environment. The signal evaluates the historical performance of the stock in similar market conditions to predict future stock returns. Finally, we introduced a signal within our Sentiment Analysis investment theme. Rolled out across all developed market regions, it uses short sales transaction data to help identify potential sustained stock selloffs, expanding upon our existing factors that leverage short sales and short interest data.

44

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

As of December 31, 2021, the Fund was overweight the information technology, health care, materials and real estate sectors relative to the S&P 500® Index. The Fund was underweight consumer staples, energy and financials and was rather neutrally weighted in communication services, consumer discretionary, utilities and industrials compared to the benchmark index on the same date.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

In early 2021, Takashi Suwabe, Managing Director and Senior Portfolio Manager, became a co-portfolio manager for the Fund. Mr. Suwabe joined Len Ioffe, Managing Director and Senior Portfolio Manager, Osman Ali, Managing Director and Senior Portfolio Manager, and Dennis Walsh, Managing Director and Senior Portfolio Manager, who have managed the Fund since 2011, 2012, and 2013 respectively. By design, all investment decisions for the Fund are performed within a co-lead or team structure.

What is your strategy going forward for the Fund?

Looking ahead, we continue to believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum are likely to outperform those with poor momentum. We intend to maintain our focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

45

FUND BASICS

U.S. Equity Insights Fund

as of December 31, 2021

TOP TEN HOLDINGS AS OF 12/31/211

Holding	% of Net Assets	Line of Business	Country
Apple, Inc.	5.9%	Technology Hardware & Equipment	United States
Microsoft Corp.	5.2	Software & Services	United States
Alphabet, Inc., Class C	3.6	Media & Entertainment	United States
Amazon.com, Inc.	2.7	Retailing	United States
Meta Platforms, Inc., Class A	2.4	Media & Entertainment	United States
Tesla, Inc.	2.2	Automobiles & Components	United States
NVIDIA Corp.	1.8	Semiconductors & Semiconductor Equipment	United States
AbbVie, Inc.	1.6	Pharmaceuticals, Biotechnology & Life Sciences	United States
Alphabet, Inc., Class A	1.6	Media & Entertainment	United States
Intuit, Inc.	1.4	Software & Services	United States

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

46

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS2

As of December 31, 2021

[2]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

47

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Performance Summary

December 31, 2021

The following graph shows the value, as of December 31, 2021, of a $10,000 investment made on January 1, 2012 in the Service Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500® Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

U.S. Equity Insights Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2012 through December 31, 2021.

Average Annual Total Return through December 31, 2021	One Year	Five Years	Ten Years
Institutional	29.41%	17.25%	16.18%
Service	29.11%	17.00%	15.94%

48

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Index Definitions

S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, an unmanaged index of common stock prices. The figures for the index do not include any deduction for fees, expenses or taxes.

Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the index do not include any deduction for fees, expenses or taxes.

Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000® Index.

Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

The Russell 1000® Value Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The figures for the index do not include any deduction for fees, expenses or taxes.

Russell Midcap® Growth Index is an unmanaged index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap Value® Index is an unmanaged index of common stock prices that measures the performance of those

Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The index figures do not reflect any deduction for fees, expenses or taxes

The Russell 1000® Growth Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The figures for the index do not include any deduction for fees, expenses or taxes.

It is not possible to invest directly in an index.

49

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments

December 31, 2021

Shares	Description	Value

Common Stocks – 99.9%
Automobiles & Components – 2.7%
1,507	Aptiv PLC*	$248,580
1,305	BorgWarner, Inc.	58,816
21,736	Ford Motor Co.	451,457
8,034	General Motors Co.*	471,033
4,444	Tesla, Inc.*	4,696,330

		5,926,216

Banks – 4.0%
39,295	Bank of America Corp.	1,748,235
10,899	Citigroup, Inc.	658,191
2,382	Citizens Financial Group, Inc.	112,549
774	Comerica, Inc.	67,338
3,872	Fifth Third Bancorp	168,626
939	First Republic Bank	193,913
8,072	Huntington Bancshares, Inc.	124,470
16,134	JPMorgan Chase & Co.	2,554,819
5,176	KeyCorp	119,721
700	M&T Bank Corp.	107,506
2,216	People’s United Financial, Inc.	39,489
2,300	PNC Financial Services Group, Inc. (The)	461,196
5,308	Regions Financial Corp.	115,714
333	Signature Bank	107,715
323	SVB Financial Group*	219,072
7,392	Truist Financial Corp.	432,802
7,338	US Bancorp	412,175
21,901	Wells Fargo & Co.	1,050,810
945	Zions Bancorp NA	59,686

		8,754,027

Capital Goods – 5.2%
3,139	3M Co.	557,581
728	A O Smith Corp.	62,499
503	Allegion PLC	66,617
1,268	AMETEK, Inc.	186,447
3,045	Boeing Co. (The)*	613,019
4,762	Carrier Global Corp.	258,291
2,971	Caterpillar, Inc.	614,224
787	Cummins, Inc.	171,676
1,537	Deere & Co.	527,022
774	Dover Corp.	140,558
2,211	Eaton Corp. PLC	382,105
3,322	Emerson Electric Co.	308,846
3,097	Fastenal Co.	198,394
1,985	Fortive Corp.	151,436
757	Fortune Brands Home & Security, Inc.	80,923
341	Generac Holdings, Inc.*	120,005
1,253	General Dynamics Corp.	261,213
6,068	General Electric Co.	573,244
3,757	Honeywell International, Inc.	783,372
2,222	Howmet Aerospace, Inc.	70,726
219	Huntington Ingalls Industries, Inc.	40,896
415	IDEX Corp.	98,073
1,567	Illinois Tool Works, Inc.	386,736
2,251	Ingersoll Rand, Inc.	139,269
3,833	Johnson Controls International PLC	311,661

Common Stocks – (continued)
Capital Goods – (continued)
1,085	L3Harris Technologies, Inc.	231,365
1,336	Lockheed Martin Corp.	474,828
1,342	Masco Corp.	94,235
808	Northrop Grumman Corp.	312,753
2,352	Otis Worldwide Corp.	204,789
1,891	PACCAR, Inc.	166,900
700	Parker-Hannifin Corp.	222,684
945	Pentair PLC	69,013
770	Quanta Services, Inc.	88,288
8,164	Raytheon Technologies Corp.	702,594
632	Rockwell Automation, Inc.	220,473
571	Roper Technologies, Inc.	280,852
297	Snap-on, Inc.	63,968
914	Stanley Black & Decker, Inc.	172,399
1,196	Textron, Inc.	92,331
1,301	Trane Technologies PLC	262,841
287	TransDigm Group, Inc.*	182,612
403	United Rentals, Inc.*	133,913
1,007	Westinghouse Air Brake Technologies Corp.	92,755
244	W.W. Grainger, Inc.	126,451
967	Xylem, Inc.	115,963

		11,416,840

Commercial & Professional Services – 0.8%
478	Cintas Corp.	211,835
1,144	Copart, Inc.*	173,453
681	Equifax, Inc.	199,390
2,186	IHS Markit Ltd.	290,563
717	Jacobs Engineering Group, Inc.	99,828
768	Leidos Holdings, Inc.	68,275
1,932	Nielsen Holdings PLC	39,625
1,134	Republic Services, Inc.	158,136
604	Robert Half International, Inc.	67,358
1,137	Rollins, Inc.	38,897
876	Verisk Analytics, Inc.	200,368
2,115	Waste Management, Inc.	352,994

		1,900,722

Consumer Durables & Apparel – 1.1%
1,823	D.R. Horton, Inc.	197,704
804	Garmin Ltd.	109,481
739	Hasbro, Inc.	75,215
1,490	Lennar Corp., Class A	173,078
326	Mohawk Industries, Inc.*	59,391
2,039	Newell Brands, Inc.	44,532
6,983	NIKE, Inc., Class B	1,163,857
17	NVR, Inc.*	100,451
1,387	PulteGroup, Inc.	79,281
425	PVH Corp.	45,326
249	Ralph Lauren Corp.	29,596
1,605	Tapestry, Inc.	65,163
933	Under Armour, Inc., Class A*	19,770
1,232	Under Armour, Inc., Class C*	22,226
1,740	VF Corp.	127,403
343	Whirlpool Corp.	80,488

		2,392,962

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value

Common Stocks – (continued)
Consumer Services – 1.9%
227	Booking Holdings, Inc.*	$544,625
1,118	Caesars Entertainment, Inc.*	104,567
4,349	Carnival Corp.*	87,502
156	Chipotle Mexican Grill, Inc.*	272,727
700	Darden Restaurants, Inc.	105,448
195	Domino’s Pizza, Inc.	110,045
764	Expedia Group, Inc.*	138,070
1,506	Hilton Worldwide Holdings, Inc.*	234,921
1,811	Las Vegas Sands Corp.*	68,166
1,525	Marriott International, Inc., Class A*	251,991
4,072	McDonald’s Corp.	1,091,581
2,174	MGM Resorts International	97,569
2,072	Norwegian Cruise Line Holdings Ltd.*	42,973
848	Penn National Gaming, Inc.*	43,969
1,249	Royal Caribbean Cruises Ltd.*	96,048
6,422	Starbucks Corp.	751,181
596	Wynn Resorts Ltd.*	50,684
1,578	Yum! Brands, Inc.	219,121

		4,311,188

Diversified Financials – 4.9%
3,446	American Express Co.	563,766
602	Ameriprise Financial, Inc.	181,599
4,108	Bank of New York Mellon Corp. (The)	238,593
10,025	Berkshire Hathaway, Inc., Class B*	2,997,475
779	BlackRock, Inc.	713,221
2,338	Capital One Financial Corp.	339,220
600	Cboe Global Markets, Inc.	78,240
8,179	Charles Schwab Corp. (The)	687,854
1,989	CME Group, Inc.	454,407
1,604	Discover Financial Services	185,358
207	FactSet Research Systems, Inc.	100,604
1,440	Franklin Resources, Inc.	48,226
1,861	Goldman Sachs Group, Inc. (The)(a)	711,926
3,065	Intercontinental Exchange, Inc.	419,200
1,729	Invesco Ltd.	39,802
209	MarketAxess Holdings, Inc.	85,955
886	Moody’s Corp.	346,054
7,885	Morgan Stanley	773,992
449	MSCI, Inc.	275,098
638	Nasdaq, Inc.	133,986
1,104	Northern Trust Corp.	132,050
973	Raymond James Financial, Inc.	97,689
1,310	S&P Global, Inc.	618,228
2,017	State Street Corp.	187,581
3,047	Synchrony Financial	141,350
1,212	T. Rowe Price Group, Inc.	238,328

		10,789,802

Energy – 2.7%
2,202	APA Corp.	59,212
4,625	Baker Hughes Co.	111,277
10,585	Chevron Corp.	1,242,150
7,245	ConocoPhillips	522,944
4,439	Coterra Energy, Inc.	84,341
3,389	Devon Energy Corp.	149,285

Common Stocks – (continued)
Energy – (continued)
915	Diamondback Energy, Inc.	98,683
3,246	EOG Resources, Inc.	288,342
23,181	Exxon Mobil Corp.	1,418,445
4,950	Halliburton Co.	113,206
1,496	Hess Corp.	110,749
10,736	Kinder Morgan, Inc.	170,273
4,228	Marathon Oil Corp.	69,424
3,313	Marathon Petroleum Corp.	211,999
4,917	Occidental Petroleum Corp.	142,544
2,393	ONEOK, Inc.	140,613
2,358	Phillips 66	170,861
1,248	Pioneer Natural Resources Co.	226,986
7,588	Schlumberger NV	227,260
2,270	Valero Energy Corp.	170,500
6,694	Williams Cos., Inc. (The)	174,312

		5,903,406

Food & Staples Retailing – 1.4%
2,420	Costco Wholesale Corp.	1,373,834
3,729	Kroger Co. (The)	168,775
2,818	Sysco Corp.	221,354
3,972	Walgreens Boots Alliance, Inc.	207,179
7,751	Walmart, Inc.	1,121,492

		3,092,634

Food, Beverage & Tobacco – 2.9%
10,000	Altria Group, Inc.	473,900
3,126	Archer-Daniels-Midland Co.	211,286
944	Brown-Forman Corp., Class B	68,780
1,039	Campbell Soup Co.	45,155
21,265	Coca-Cola Co. (The)	1,259,101
2,664	Conagra Brands, Inc.	90,976
887	Constellation Brands, Inc., Class A	222,610
3,256	General Mills, Inc.	219,389
803	Hershey Co. (The)	155,356
1,579	Hormel Foods Corp.	77,071
587	J M Smucker Co. (The)	79,726
1,408	Kellogg Co.	90,703
3,944	Kraft Heinz Co. (The)	141,590
809	Lamb Weston Holdings, Inc.	51,275
1,383	McCormick & Co., Inc.	133,612
1,037	Molson Coors Beverage Co., Class B	48,065
7,575	Mondelez International, Inc., Class A	502,298
2,045	Monster Beverage Corp.*	196,402
7,566	PepsiCo, Inc.	1,314,290
8,497	Philip Morris International, Inc.	807,215
1,564	Tyson Foods, Inc., Class A	136,318

		6,325,118

Health Care Equipment & Services – 5.8%
9,705	Abbott Laboratories	1,365,882
241	ABIOMED, Inc.*	86,560
409	Align Technology, Inc.*	268,787
825	AmerisourceBergen Corp.	109,634
1,323	Anthem, Inc.	613,263
2,754	Baxter International, Inc.	236,403

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

December 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Health Care Equipment & Services – (continued)
1,558	Becton Dickinson and Co.	$391,806
7,907	Boston Scientific Corp.*	335,889
1,627	Cardinal Health, Inc.	83,774
3,250	Centene Corp.*	267,800
1,645	Cerner Corp.	152,771
1,821	Cigna Corp.	418,156
269	Cooper Cos., Inc. (The)	112,695
7,184	CVS Health Corp.	741,101
364	DaVita, Inc.*	41,409
1,188	DENTSPLY SIRONA, Inc.	66,279
538	Dexcom, Inc.*	288,879
3,455	Edwards Lifesciences Corp.*	447,595
1,315	HCA Healthcare, Inc.	337,850
742	Henry Schein, Inc.*	57,527
1,370	Hologic, Inc.*	104,887
714	Humana, Inc.	331,196
461	IDEXX Laboratories, Inc.*	303,550
1,942	Intuitive Surgical, Inc.*	697,761
515	Laboratory Corp. of America Holdings*	161,818
832	McKesson Corp.	206,810
7,417	Medtronic PLC	767,289
670	Quest Diagnostics, Inc.	115,917
791	ResMed, Inc.	206,040
555	STERIS PLC	135,093
1,858	Stryker Corp.	496,866
265	Teleflex, Inc.	87,047
5,142	UnitedHealth Group, Inc.	2,582,004
409	Universal Health Services, Inc., Class B	53,031
1,131	Zimmer Biomet Holdings, Inc.	143,682

		12,817,051

Household & Personal Products – 1.6%
1,363	Church & Dwight Co., Inc.	139,708
676	Clorox Co. (The)	117,867
4,571	Colgate-Palmolive Co.	390,089
1,267	Estee Lauder Cos., Inc. (The), Class A	469,043
1,875	Kimberly-Clark Corp.	267,975
13,208	Procter & Gamble Co. (The)	2,160,565

		3,545,247

Insurance – 1.8%
3,298	Aflac, Inc.	192,570
1,543	Allstate Corp. (The)	181,534
4,561	American International Group, Inc.	259,338
1,210	Aon PLC, Class A	363,678
1,156	Arthur J Gallagher & Co.	196,139
310	Assurant, Inc.	48,317
1,282	Brown & Brown, Inc.	90,099
2,366	Chubb Ltd.	457,371
805	Cincinnati Financial Corp.	91,714
227	Everest Re Group Ltd.	62,180
531	Globe Life, Inc.	49,765
1,853	Hartford Financial Services Group, Inc. (The)	127,931

Common Stocks – (continued)
Insurance – (continued)
991	Lincoln National Corp.	67,646
1,171	Loews Corp.	67,637
2,748	Marsh & McLennan Cos., Inc.	477,657
3,994	MetLife, Inc.	249,585
1,315	Principal Financial Group, Inc.	95,114
3,251	Progressive Corp. (The)	333,715
2,080	Prudential Financial, Inc.	225,139
1,340	Travelers Cos., Inc. (The)	209,616
768	W R Berkley Corp.	63,276
669	Willis Towers Watson PLC	158,881

		4,068,902

Materials – 2.6%
1,228	Air Products and Chemicals, Inc.	373,631
646	Albemarle Corp.	151,015
8,269	Amcor PLC	99,311
446	Avery Dennison Corp.	96,590
1,790	Ball Corp.	172,323
604	Celanese Corp.	101,508
1,167	CF Industries Holdings, Inc.	82,600
3,929	Corteva, Inc.	185,763
4,012	Dow, Inc.	227,561
2,807	DuPont de Nemours, Inc.	226,750
756	Eastman Chemical Co.	91,408
1,383	Ecolab, Inc.	324,438
721	FMC Corp.	79,231
8,155	Freeport-McMoRan, Inc.	340,308
1,346	International Flavors & Fragrances, Inc.	202,775
2,167	International Paper Co.	101,806
2,815	Linde PLC (United Kingdom)	975,201
1,425	LyondellBasell Industries NV, Class A	131,428
331	Martin Marietta Materials, Inc.	145,812
1,883	Mosaic Co. (The)	73,983
4,392	Newmont Corp.	272,392
1,569	Nucor Corp.	179,101
542	Packaging Corp. of America	73,793
1,325	PPG Industries, Inc.	228,483
786	Sealed Air Corp.	53,031
1,323	Sherwin-Williams Co. (The)	465,908
1	Sylvamo Corp.*	28
703	Vulcan Materials Co.	145,929
1,495	Westrock Co.	66,318

		5,668,425

Media & Entertainment – 9.0%
4,200	Activision Blizzard, Inc.	279,426
1,643	Alphabet, Inc., Class A*	4,759,837
1,527	Alphabet, Inc., Class C*	4,418,512
680	Charter Communications, Inc., Class A*	443,340
24,921	Comcast Corp., Class A	1,254,274
876	Discovery, Inc., Class A*	20,621
1,617	Discovery, Inc., Class C*	37,029
1,329	DISH Network Corp., Class A*	43,113
1,555	Electronic Arts, Inc.	205,104

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value

Common Stocks – (continued)
Media & Entertainment – (continued)
1,841	Fox Corp., Class A	$67,933
729	Fox Corp., Class B	24,983
2,116	Interpublic Group of Cos., Inc. (The)	79,244
745	Live Nation Entertainment, Inc.*	89,169
1,518	Match Group, Inc.*	200,755
12,926	Meta Platforms, Inc., Class A*	4,347,660
2,424	Netflix, Inc.*	1,460,315
2,000	News Corp., Class A	44,620
566	News Corp., Class B	12,735
1,207	Omnicom Group, Inc.	88,437
652	Take-Two Interactive Software, Inc.*	115,873
4,289	Twitter, Inc.*	185,371
3,198	ViacomCBS, Inc., Class B	96,516
9,951	Walt Disney Co. (The)*	1,541,310

		19,816,177

Pharmaceuticals, Biotechnology & Life Sciences – 7.5%
9,673	AbbVie, Inc.	1,309,724
1,655	Agilent Technologies, Inc.	264,221
3,072	Amgen, Inc.	691,108
804	Biogen, Inc.*	192,896
115	Bio-Rad Laboratories, Inc., Class A*	86,890
215	Bio-Techne Corp.	111,228
12,112	Bristol-Myers Squibb Co.	755,183
930	Catalent, Inc.*	119,068
279	Charles River Laboratories International, Inc.*	105,122
3,466	Danaher Corp.	1,140,349
4,339	Eli Lilly & Co.	1,198,519
6,811	Gilead Sciences, Inc.	494,547
859	Illumina, Inc.*	326,798
1,026	Incyte Corp.*	75,308
1,047	IQVIA Holdings, Inc.*	295,401
14,372	Johnson & Johnson	2,458,618
13,800	Merck & Co., Inc.	1,057,632
126	Mettler-Toledo International, Inc.*	213,848
1,942	Moderna, Inc.*	493,229
1,422	Organon & Co.	43,300
693	PerkinElmer, Inc.	139,335
30,711	Pfizer, Inc.	1,813,484
583	Regeneron Pharmaceuticals, Inc.*	368,176
2,154	Thermo Fisher Scientific, Inc.	1,437,235
1,379	Vertex Pharmaceuticals, Inc.*	302,828
6,562	Viatris, Inc.	88,784
325	Waters Corp.*	121,095
401	West Pharmaceutical Services, Inc.	188,073
2,579	Zoetis, Inc.	629,353

		16,521,352

Real Estate – 2.7%
767	Alexandria Real Estate Equities, Inc. REIT	171,010
2,478	American Tower Corp. REIT	724,815
762	AvalonBay Communities, Inc. REIT	192,474
769	Boston Properties, Inc. REIT	88,573
1,878	CBRE Group, Inc., Class A*	203,782

Common Stocks – (continued)
Real Estate – (continued)
2,393	Crown Castle International Corp. REIT	499,515
1,547	Digital Realty Trust, Inc. REIT	273,618
2,097	Duke Realty Corp. REIT	137,647
490	Equinix, Inc. REIT	414,462
1,825	Equity Residential REIT	165,162
341	Essex Property Trust, Inc. REIT	120,110
729	Extra Space Storage, Inc. REIT	165,286
378	Federal Realty Investment Trust REIT	51,529
3,015	Healthpeak Properties, Inc. REIT	108,811
4,011	Host Hotels & Resorts, Inc. REIT*	69,751
1,557	Iron Mountain, Inc. REIT	81,478
3,468	Kimco Realty Corp. REIT	85,486
646	Mid-America Apartment Communities, Inc. REIT	148,218
4,021	Prologis, Inc. REIT	676,976
826	Public Storage REIT	309,387
2,992	Realty Income Corp. REIT	214,197
784	Regency Centers Corp. REIT	59,074
586	SBA Communications Corp. REIT	227,966
1,828	Simon Property Group, Inc. REIT	292,060
1,468	UDR, Inc. REIT	88,065
2,230	Ventas, Inc. REIT	113,998
862	Vornado Realty Trust REIT	36,083
2,332	Welltower, Inc. REIT	200,016
4,071	Weyerhaeuser Co. REIT	167,644

		6,087,193

Retailing – 6.8%
344	Advance Auto Parts, Inc.	82,519
2,383	Amazon.com, Inc.*	7,945,732
113	AutoZone, Inc.*	236,892
1,479	Bath & Body Works, Inc.	103,219
1,218	Best Buy Co., Inc.	123,749
873	CarMax, Inc.*	113,691
1,264	Dollar General Corp.	298,089
1,253	Dollar Tree, Inc.*	176,072
3,372	eBay, Inc.	224,238
686	Etsy, Inc.*	150,193
1,099	Gap, Inc. (The)	19,397
752	Genuine Parts Co.	105,430
5,761	Home Depot, Inc. (The)	2,390,873
1,417	LKQ Corp.	85,062
3,803	Lowe’s Cos., Inc.	982,999
364	O’Reilly Automotive, Inc.*	257,068
221	Pool Corp.	125,086
1,913	Ross Stores, Inc.	218,618
2,681	Target Corp.	620,491
6,547	TJX Cos., Inc. (The)	497,048
604	Tractor Supply Co.	144,114
287	Ulta Beauty, Inc.*	118,342

		15,018,922

Semiconductors & Semiconductor Equipment – 6.3%
6,596	Advanced Micro Devices, Inc.*	949,164
2,919	Analog Devices, Inc.	513,073
4,960	Applied Materials, Inc.	780,506

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

December 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
2,246	Broadcom, Inc.	$1,494,511
735	Enphase Energy, Inc.*	134,461
22,168	Intel Corp.	1,141,652
823	KLA Corp.	353,980
767	Lam Research Corp.	551,588
3,050	Microchip Technology, Inc.	265,533
6,095	Micron Technology, Inc.	567,749
228	Monolithic Power Systems, Inc.	112,479
13,655	NVIDIA Corp.	4,016,072
1,435	NXP Semiconductors NV (China)	326,864
627	Qorvo, Inc.*	98,057
6,152	QUALCOMM, Inc.	1,125,016
914	Skyworks Solutions, Inc.	141,798
288	SolarEdge Technologies, Inc.*	80,804
888	Teradyne, Inc.	145,215
5,031	Texas Instruments, Inc.	948,193
1,375	Xilinx, Inc.	291,541

		14,038,256

Software & Services – 14.0%
3,445	Accenture PLC, Class A	1,428,125
2,610	Adobe, Inc.*	1,480,027
854	Akamai Technologies, Inc.*	99,952
472	ANSYS, Inc.*	189,329
1,221	Autodesk, Inc.*	343,333
2,295	Automatic Data Processing, Inc.	565,901
608	Broadridge Financial Solutions, Inc.	111,155
1,540	Cadence Design Systems, Inc.*	286,979
740	Ceridian HCM Holding, Inc.*	77,300
675	Citrix Systems, Inc.	63,848
2,882	Cognizant Technology Solutions Corp., Class A	255,691
1,390	DXC Technology Co.*	44,744
311	EPAM Systems, Inc.*	207,888
3,308	Fidelity National Information Services, Inc.	361,068
3,308	Fiserv, Inc.*	343,337
462	FleetCor Technologies, Inc.*	103,414
740	Fortinet, Inc.*	265,956
459	Gartner, Inc.*	153,453
1,615	Global Payments, Inc.	218,316
4,877	International Business Machines Corp.	651,860
1,549	Intuit, Inc.	996,348
396	Jack Henry & Associates, Inc.	66,128
4,745	Mastercard, Inc., Class A	1,704,973
41,033	Microsoft Corp.	13,800,219
3,235	NortonLifeLock, Inc.	84,045
8,859	Oracle Corp.	772,593
1,739	Paychex, Inc.	237,374
265	Paycom Software, Inc.*	110,025
6,422	PayPal Holdings, Inc.*	1,211,061
595	PTC, Inc.*	72,084
5,339	salesforce.com, Inc.*	1,356,800
1,094	ServiceNow, Inc.*	710,126
848	Synopsys, Inc.*	312,488

Common Stocks – (continued)
Software & Services – (continued)
218	Tyler Technologies, Inc.*	117,273
514	VeriSign, Inc.*	130,464
9,175	Visa, Inc., Class A	1,988,314

		30,921,991

Technology Hardware & Equipment – 8.8%
3,239	Amphenol Corp., Class A	283,283
85,183	Apple, Inc.	15,125,945
1,188	Arista Networks, Inc.*	170,775
754	CDW Corp.	154,404
23,072	Cisco Systems, Inc.	1,462,073
4,120	Corning, Inc.	153,388
333	F5, Inc.*	81,488
7,290	Hewlett Packard Enterprise Co.	114,963
6,331	HP, Inc.	238,489
209	IPG Photonics Corp.*	35,977
1,798	Juniper Networks, Inc.	64,207
1,005	Keysight Technologies, Inc.*	207,543
944	Motorola Solutions, Inc.	256,485
1,216	NetApp, Inc.	111,860
1,109	Seagate Technology Holdings PLC	125,295
1,771	TE Connectivity Ltd.	285,733
251	Teledyne Technologies, Inc.*	109,659
1,357	Trimble, Inc.*	118,317
1,631	Western Digital Corp.*	106,357
291	Zebra Technologies Corp., Class A*	173,203

		19,379,444

Telecommunication Services – 1.2%
39,003	AT&T, Inc.	959,474
4,795	Lumen Technologies, Inc.	60,177
3,253	T-Mobile US, Inc.*	377,283
22,628	Verizon Communications, Inc.	1,175,751

		2,572,685

Transportation – 1.7%
699	Alaska Air Group, Inc.*	36,418
3,649	American Airlines Group, Inc.*	65,536
697	C.H. Robinson Worldwide, Inc.	75,018
12,065	CSX Corp.	453,644
3,380	Delta Air Lines, Inc.*	132,090
947	Expeditors International of Washington, Inc.	127,173
1,338	FedEx Corp.	346,060
467	J.B. Hunt Transport Services, Inc.	95,455
1,322	Norfolk Southern Corp.	393,573
503	Old Dominion Freight Line, Inc.	180,265
3,159	Southwest Airlines Co.*	135,331
3,531	Union Pacific Corp.	889,565
1,817	United Airlines Holdings, Inc.*	79,548
3,970	United Parcel Service, Inc., Class B	850,930

		3,860,606

Utilities – 2.5%
3,755	AES Corp. (The)	91,246
1,324	Alliant Energy Corp.	81,386

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value

Common Stocks – (continued)
Utilities – (continued)
1,349	Ameren Corp.	$120,074
2,683	American Electric Power Co., Inc.	238,707
988	American Water Works Co., Inc.	186,594
741	Atmos Energy Corp.	77,635
3,377	CenterPoint Energy, Inc.	94,252
1,628	CMS Energy Corp.	105,901
1,885	Consolidated Edison, Inc.	160,828
4,421	Dominion Energy, Inc.	347,314
1,045	DTE Energy Co.	124,919
4,178	Duke Energy Corp.	438,272
2,087	Edison International	142,438
1,074	Entergy Corp.	120,986
1,244	Evergy, Inc.	85,351
1,869	Eversource Energy	170,042
5,305	Exelon Corp.	306,417
2,868	FirstEnergy Corp.	119,280
10,690	NextEra Energy, Inc.	998,018
2,089	NiSource, Inc.	57,677
1,276	NRG Energy, Inc.	54,970
601	Pinnacle West Capital Corp.	42,425
4,128	PPL Corp.	124,088
2,697	Public Service Enterprise Group, Inc.	179,971
1,757	Sempra Energy	232,416
5,872	Southern Co. (The)	402,702
1,686	WEC Energy Group, Inc.	163,660
3,010	Xcel Energy, Inc.	203,777

		5,471,346

TOTAL INVESTMENTS – 99.9%
(Cost $51,836,842)		$220,600,512

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		311,782

NET ASSETS – 100.0%		$220,912,294

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
S&P 500 E-Mini Index	5	03/18/22	$1,175,722	$13,903

Total Futures Contracts				$13,903

The accompanying notes are an integral part of these financial statements.	55

GS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Schedule of Investments

December 31, 2021

Shares	Description	Value

Common Stocks – 98.8%
Automobiles & Components – 1.2%
5,744	Aptiv PLC*	$947,473

Banks – 0.7%
806	SVB Financial Group*	546,661

Capital Goods – 10.6%
5,932	AMETEK, Inc.	872,241
29,695	AZEK Co., Inc. (The)*	1,373,097
3,426	Cummins, Inc.	747,348
10,595	Fortive Corp.	808,292
7,093	ITT, Inc.	724,834
4,589	Rockwell Automation, Inc.	1,600,873
6,121	Trane Technologies PLC	1,236,625
1,310	TransDigm Group, Inc.*	833,527

		8,196,837

Commercial & Professional Services – 4.8%
17,567	CoStar Group, Inc.*	1,388,320
5,120	TransUnion	607,130
7,491	Verisk Analytics, Inc.	1,713,416

		3,708,866

Consumer Durables & Apparel – 2.3%
4,388	Lululemon Athletica, Inc.*	1,717,683
2,266	On Holding AG, Class A (Switzerland)*	85,677

		1,803,360

Consumer Services – 2.9%
9,845	Expedia Group, Inc.*	1,779,188
3,271	Yum! Brands, Inc.	454,211

		2,233,399

Diversified Financials – 2.1%
7,266	Ares Management Corp., Class A	590,508
1,448	MarketAxess Holdings, Inc.	595,519
3,998	Tradeweb Markets, Inc., Class A	400,360

		1,586,387

Energy – 0.9%
3,909	Pioneer Natural Resources Co.	710,969

Food, Beverage & Tobacco – 3.8%
12,237	Coca-Cola Europacific Partners PLC (United Kingdom)	684,415
12,599	McCormick & Co., Inc.	1,217,189
65,550	Utz Brands, Inc.	1,045,523

		2,947,127

Health Care Equipment & Services – 7.8%
943	Align Technology, Inc.*	619,721
9,867	Guardant Health, Inc.*	986,897
2,249	IDEXX Laboratories, Inc.*	1,480,876
5,323	Insulet Corp.*	1,416,291
5,893	Veeva Systems, Inc., Class A*	1,505,544

		6,009,329

Common Stocks – (continued)
Insurance – 0.7%
13,423	Ryan Specialty Group Holdings, Inc., Class A*	541,618

Materials – 4.2%
3,806	Ashland Global Holdings, Inc.	409,754
14,292	Ball Corp.	1,375,891
17,684	Danimer Scientific, Inc.*	150,668
1,550	Martin Marietta Materials, Inc.	682,806
3,610	PPG Industries, Inc.	622,508

		3,241,627

Media & Entertainment – 5.3%
7,437	Bumble, Inc., Class A*	251,817
14,165	Discovery, Inc., Class A*(a)	333,444
10,310	Live Nation Entertainment, Inc.*	1,234,004
9,149	Match Group, Inc.*	1,209,955
2,786	Roku, Inc.*	635,765
9,888	Twitter, Inc.*	427,360

		4,092,345

Pharmaceuticals, Biotechnology & Life Sciences – 12.0%
8,540	Adaptive Biotechnologies Corp.*	239,632
7,354	Agilent Technologies, Inc.	1,174,066
3,449	Alnylam Pharmaceuticals, Inc.*	584,881
745	Argenx SE ADR (Netherlands)*	260,892
10,812	Avantor, Inc.*	455,618
10,052	Catalent, Inc.*	1,286,958
11,396	Genmab A/S ADR (Denmark)*	450,826
9,104	Neurocrine Biosciences, Inc.*	775,388
1,329	Novavax, Inc.*	190,140
5,831	PerkinElmer, Inc.	1,172,381
4,854	Seagen, Inc.*	750,428
4,136	West Pharmaceutical Services, Inc.	1,939,825

		9,281,035

Real Estate – 0.8%
7,345	Equity LifeStyle Properties, Inc. REIT	643,863

Retailing – 5.6%
2,669	Burlington Stores, Inc.*	778,040
6,917	Etsy, Inc.*	1,514,408
380	O’Reilly Automotive, Inc.*	268,367
1,356	RH*	726,735
2,608	Ulta Beauty, Inc.*	1,075,383

		4,362,933

Semiconductors & Semiconductor Equipment – 6.2%
6,582	Entegris, Inc.	912,134
12,572	Marvell Technology, Inc.	1,099,924
4,783	MKS Instruments, Inc.	833,055
19,415	ON Semiconductor Corp.*	1,318,667
1,118	SolarEdge Technologies, Inc.*	313,677
2,958	Wolfspeed, Inc.*	330,616

		4,808,073

56	The accompanying notes are an integral part of these financial statements.

GS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Shares	Description	Value

Common Stocks – (continued)
Software & Services – 20.8%
3,992	Affirm Holdings, Inc.*	$401,435
2,967	ANSYS, Inc.*	1,190,123
4,011	Bill.com Holdings, Inc.*	999,341
10,927	Cadence Design Systems, Inc.*	2,036,247
11,131	Dlocal Ltd. (Uruguay)*	397,265
6,631	DocuSign, Inc.*	1,009,968
16,544	Dynatrace, Inc.*	998,430
627	EPAM Systems, Inc.*	419,118
1,787	HubSpot, Inc.*	1,177,901
3,796	Okta, Inc.*	850,949
3,980	Palo Alto Networks, Inc.*	2,215,905
2,306	Paycom Software, Inc.*	957,428
3,738	Procore Technologies, Inc.*(a)	298,928
1,646	RingCentral, Inc., Class A*	308,378
9,428	Splunk, Inc.*	1,091,008
7,501	UiPath, Inc., Class A*	323,518
4,509	Zscaler, Inc.*	1,448,877

		16,124,819

Technology Hardware & Equipment – 3.4%
14,448	Amphenol Corp., Class A	1,263,622
6,689	Keysight Technologies, Inc.*	1,381,345

		2,644,967

Transportation – 2.7%
4,292	Old Dominion Freight Line, Inc.	1,538,167
1,712	Saia, Inc.*	576,995

		2,115,162

TOTAL COMMON STOCKS
(Cost $52,412,741)		$76,546,850

Shares	Dividend Rate	Value

Investment Company – 1.2%(b)
Goldman Sachs Financial Square Government Fund — Institutional Shares
933,690	0.026%	933,690
(Cost $933,690)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $53,346,431)		$77,480,540

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.9%(b)
Goldman Sachs Financial Square Government Fund — Institutional Shares
688,836	0.026%	$688,836
(Cost $688,836)

TOTAL INVESTMENTS – 100.9%
(Cost $54,035,267)		$78,169,376

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%		(700,870)

NET ASSETS – 100.0%		$77,468,506

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments

December 31, 2021

Shares	Description	Value

Common Stocks – 97.2%
Australia – 9.1%
3,740	ASX Ltd. (Diversified Financials)	$252,765
47,906	Australia & New Zealand Banking Group Ltd. (Banks)	959,622
34,859	BHP Group PLC (Materials)	1,037,221
4,063	Charter Hall Group REIT (Real Estate)	60,782
19,595	Commonwealth Bank of Australia (Banks)	1,440,454
529	Domino’s Pizza Enterprises Ltd. (Consumer Services)	45,405
16,046	Endeavour Group Ltd. (Food & Staples Retailing)	78,743
49,768	Glencore PLC (Materials)*	253,582
50,536	Goodman Group REIT (Real Estate)	974,174
4,476	Iluka Resources Ltd. (Materials)	32,997
543	Macquarie Group Ltd. (Diversified Financials)	81,171
22,230	Mineral Resources Ltd. (Materials)	908,002
83,451	Myer Holdings Ltd. (Retailing)*	27,344
17,570	Rio Tinto PLC ADR (Materials)	1,176,136
5,426	Sonic Healthcare Ltd. (Health Care Equipment & Services)	184,030
248,815	Telstra Corp. Ltd. (Telecommunication Services)	756,199
77,213	Treasury Wine Estates Ltd. (Food, Beverage & Tobacco)	696,179
30,516	Woolworths Group Ltd. (Food & Staples Retailing)	843,571

		9,808,377

Canada – 0.1%
27,179	International Petroleum Corp. (Energy)*	149,893

China – 0.4%
178,200	Chow Tai Fook Jewellery Group Ltd. (Retailing)*	321,095
15,000	SITC International Holdings Co. Ltd. (Transportation)	54,250

		375,345

Denmark – 3.3%
177	AP Moller – Maersk A/S, Class A (Transportation)	587,209
131	AP Moller – Maersk A/S, Class B (Transportation)	467,580
193	Chemometec A/S (Pharmaceuticals, Biotechnology & Life Sciences)	24,439
2,014	Huscompagniet A/S (Consumer Durables & Apparel)	36,506
15,891	Novo Nordisk A/S, Class B (Pharmaceuticals, Biotechnology & Life Sciences)	1,784,970
1,379	Pandora A/S (Consumer Durables & Apparel)	171,535

Common Stocks – (continued)
Denmark – (continued)
3,940	Solar A/S, Class B (Capital Goods)	479,528

		3,551,767

Finland – 1.6%
17,559	Kesko OYJ, Class B (Food & Staples Retailing)	585,256
23,745	Nokia OYJ (Technology Hardware & Equipment)*	150,394
63,059	Nordea Bank Abp (Banks)	769,228
13,517	Nordea Bank Abp (Banks)	165,612
1,367	Sampo OYJ, Class A (Insurance)	68,416

		1,738,906

France – 11.0%
759	Air Liquide SA (Materials)	132,373
11,061	AXA SA (Insurance)	329,212
93	Capgemini SE (Software & Services)	22,792
12,131	Cie de Saint-Gobain (Capital Goods)	853,375
15,170	Dassault Systemes SE (Software & Services)	900,270
13,358	Electricite de France SA (Utilities)	157,108
557	Hermes International (Consumer Durables & Apparel)	973,289
280	Ipsen SA (Pharmaceuticals, Biotechnology & Life Sciences)	25,623
1,571	IPSOS (Media & Entertainment)	73,592
1,357	Kering SA (Consumer Durables & Apparel)	1,088,793
7,670	Legrand SA (Capital Goods)	898,320
2,539	LVMH Moet Hennessy Louis Vuitton SE (Consumer Durables & Apparel)	2,098,317
4,042	Pernod Ricard SA (Food, Beverage & Tobacco)	972,417
11,004	Publicis Groupe SA (Media & Entertainment)	741,385
2,577	Renault SA (Automobiles & Components)*	89,397
35,739	Rexel SA (Capital Goods)*	723,804
1,437	Sartorius Stedim Biotech (Pharmaceuticals, Biotechnology & Life Sciences)	789,210
26,419	Societe Generale SA (Banks)	907,988

		11,777,265

Germany – 8.3%
685	Bayerische Motoren Werke AG (Automobiles & Components)	68,529
7,793	Brenntag SE (Capital Goods)	703,739
8,776	Covestro AG (Materials)(a)	540,146
6,664	Daimler AG (Automobiles & Components)	509,158
4,057	Daimler Truck Holding AG (Capital Goods)*	149,144
10,295	Deutsche Bank AG (Diversified Financials)*	128,225
559	Deutsche Boerse AG (Diversified Financials)	93,339

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)
17,757	Deutsche Post AG (Transportation)	$1,142,145
26,536	Deutsche Telekom AG (Telecommunication Services)	490,319
3,911	DWS Group GmbH & Co. KGaA (Diversified Financials)(a)	157,715
66,113	E.ON SE (Utilities)	918,803
4,405	Gerresheimer AG (Pharmaceuticals, Biotechnology & Life Sciences)	423,537
912	Hapag-Lloyd AG (Transportation)(a)	286,748
1,442	HUGO BOSS AG (Consumer Durables & Apparel)	87,290
19,675	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	905,808
3,946	Merck KGaA (Pharmaceuticals, Biotechnology & Life Sciences)	1,015,138
582	Rheinmetall AG (Capital Goods)	54,772
3,024	SAP SE (Software & Services)	425,597
10,943	Siemens Healthineers AG (Health Care Equipment & Services)(a)	815,902

		8,916,054

Hong Kong – 2.2%
133,200	AIA Group Ltd. (Insurance)	1,344,367
30,500	CK Asset Holdings Ltd. (Real Estate)	192,393
25,500	CK Infrastructure Holdings Ltd. (Utilities)	162,466
55,500	Sun Hung Kai Properties Ltd. (Real Estate)	673,451
1,000	Techtronic Industries Co. Ltd. (Capital Goods)	19,935

		2,392,612

Israel – 0.0%
2,710	Plus500 Ltd. (Diversified Financials)	49,989

Italy – 0.5%
3,828	BFF Bank SpA (Diversified Financials)(a)	30,782
4,041	Moncler SpA (Consumer Durables & Apparel)	292,037
14,700	PRADA SpA (Consumer Durables & Apparel)	94,128
549	Reply SpA (Software & Services)	111,506

		528,453

Japan – 25.2%
93,700	Acom Co. Ltd. (Diversified Financials)	269,752
1,400	Albis Co. Ltd. (Food & Staples Retailing)	27,335
62,100	Amada Co. Ltd. (Capital Goods)	614,906
7,200	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	117,184
2,900	CAC Holdings Corp. (Software & Services)	36,608

Common Stocks – (continued)
Japan – (continued)
7,000	Canon, Inc. (Technology Hardware & Equipment)	170,756
39,500	Casio Computer Co. Ltd. (Consumer Durables & Apparel)	508,623
15,400	Citizen Watch Co. Ltd. (Technology Hardware & Equipment)	66,658
3,100	Concordia Financial Group Ltd. (Banks)	11,258
21,600	Daiwa House Industry Co. Ltd. (Real Estate)	620,764
22,600	Daiwa Securities Group, Inc. (Diversified Financials)	127,532
7,600	DTS Corp. (Software & Services)	166,921
900	Eizo Corp. (Technology Hardware & Equipment)	31,628
19,900	France Bed Holdings Co. Ltd. (Health Care Equipment & Services)	159,495
100	Fujitsu Ltd. (Software & Services)	17,183
27,000	Futaba Corp. (Capital Goods)	164,102
900	Hakuhodo DY Holdings, Inc. (Media & Entertainment)	14,976
500	Hamamatsu Photonics KK (Technology Hardware & Equipment)	31,935
8,900	Hino Motors Ltd. (Capital Goods)	73,389
700	Hisamitsu Pharmaceutical Co., Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	24,181
12,500	Hokkaido Gas Co. Ltd. (Utilities)	165,807
500	Hoya Corp. (Health Care Equipment & Services)	74,196
9,000	Iida Group Holdings Co. Ltd. (Consumer Durables & Apparel)	209,317
5,300	I-PEX, Inc. (Technology Hardware & Equipment)	90,187
22,500	Isuzu Motors Ltd. (Automobiles & Components)	280,046
2,200	ITOCHU Corp. (Capital Goods)	67,307
7,200	J Front Retailing Co. Ltd. (Retailing)	65,562
700	Japan Petroleum Exploration Co. Ltd. (Energy)	15,243
39,200	Japan Post Holdings Co. Ltd. (Insurance)*	305,379
6,100	JDC Corp. (Capital Goods)	29,702
6,000	Kansai Electric Power Co., Inc. (The) (Utilities)	56,082
12,500	Kao Corp. (Household & Personal Products)	654,679
1,000	KDDI Corp. (Telecommunication Services)	29,244
9,800	Komatsu Ltd. (Capital Goods)	229,183
7,600	Komori Corp. (Capital Goods)	45,457
6,300	Konami Holdings Corp. (Media & Entertainment)	302,397
12,600	Kyocera Corp. (Technology Hardware & Equipment)	787,828

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

December 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
8,200	Mars Group Holdings Corp. (Consumer Durables & Apparel)	$120,121
1,000	Marui Group Co. Ltd. (Retailing)	18,831
2,900	Meiji Electric Industries Co. Ltd. (Capital Goods)	31,885
3,000	Mimasu Semiconductor Industry Co. Ltd. (Semiconductors & Semiconductor Equipment)	69,138
4,400	MINEBEA MITSUMI, Inc. (Capital Goods)	125,020
23,700	Mitsubishi Electric Corp. (Capital Goods)	300,825
8,900	Mitsubishi Estate Co. Ltd. (Real Estate)	123,465
4,900	Mitsubishi Gas Chemical Co., Inc. (Materials)	83,062
133,900	Mitsubishi HC Capital, Inc. (Diversified Financials)	662,475
1,900	Mitsubishi Shokuhin Co. Ltd. (Food & Staples Retailing)	45,706
8,000	Mitsui & Co. Ltd. (Capital Goods)	189,583
9,400	Mitsui OSK Lines Ltd. (Transportation)	698,649
64,900	Mizuho Financial Group, Inc. (Banks)	824,311
400	MS&AD Insurance Group Holdings, Inc. (Insurance)	12,317
1,400	Nakamoto Packs Co. Ltd. (Commercial & Professional Services)	21,261
15,400	NEC Corp. (Software & Services)	712,091
7,200	Nexon Co. Ltd. (Media & Entertainment)	139,221
40,100	NGK Insulators Ltd. (Capital Goods)	678,693
21,900	Nikon Corp. (Consumer Durables & Apparel)	235,911
8,400	Nippon Express Co. Ltd. (Transportation)	502,697
17,400	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	475,860
5,300	Nippon Thompson Co. Ltd. (Capital Goods)	31,419
5,800	Nippon Yusen KK (Transportation)	442,267
95,000	Nissan Motor Co. Ltd. (Automobiles & Components)*	457,572
9,300	Nitto Denko Corp. (Materials)	718,448
137,300	Nomura Holdings, Inc. (Diversified Financials)	598,031
40,900	NTT Data Corp. (Software & Services)	877,355
5,000	Oji Holdings Corp. (Materials)	24,226
11,700	Olympus Corp. (Health Care Equipment & Services)	269,419
1,900	Optex Group Co. Ltd. (Technology Hardware & Equipment)	27,130
43,000	ORIX Corp. (Diversified Financials)	877,552
5,400	Osaka Gas Co. Ltd. (Utilities)	89,312

Common Stocks – (continued)
Japan – (continued)
2,700	Paramount Bed Holdings Co. Ltd. (Health Care Equipment & Services)	45,801
2,600	PHC Holdings Corp. (Health Care Equipment & Services)*	47,127
2,200	Renesas Electronics Corp. (Semiconductors & Semiconductor Equipment)*	27,326
75,200	Ricoh Co. Ltd. (Technology Hardware & Equipment)	700,947
2,100	Rion Co. Ltd. (Health Care Equipment & Services)	42,986
1,500	Round One Corp. (Consumer Services)	17,785
700	S Foods, Inc. (Food, Beverage & Tobacco)	21,193
34,000	Sekisui House Ltd. (Consumer Durables & Apparel)	731,536
700	Shimamura Co. Ltd. (Retailing)	58,745
5,300	Shinko Electric Industries Co. Ltd. (Semiconductors & Semiconductor Equipment)	252,499
21,200	Showa Denko KK (Materials)	445,776
13,000	SoftBank Group Corp. (Telecommunication Services)	623,222
54,600	Sumitomo Corp. (Capital Goods)	808,047
4,000	Sumitomo Dainippon Pharma Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	46,150
8,200	Sumitomo Forestry Co. Ltd. (Consumer Durables & Apparel)	158,517
6,900	Sumitomo Heavy Industries Ltd. (Capital Goods)	167,482
21,100	Sumitomo Mitsui Financial Group, Inc. (Banks)	720,508
11,100	Suntory Beverage & Food Ltd. (Food, Beverage & Tobacco)	401,964
25,500	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	696,362
6,100	Tokio Marine Holdings, Inc. (Insurance)	339,585
33,000	Tokyo Gas Co. Ltd. (Utilities)	592,362
15,200	Tokyo Seimitsu Co. Ltd. (Semiconductors & Semiconductor Equipment)	673,267
4,200	Tokyotokeiba Co. Ltd. (Consumer Services)	155,566
21,000	TOPPAN, Inc. (Commercial & Professional Services)	394,080
20,100	Tosoh Corp. (Materials)	298,616
5,700	Toyota Motor Corp. (Automobiles & Components)	105,351
15,400	Toyota Tsusho Corp. (Capital Goods)	709,890
1,100	Ulvac, Inc. (Semiconductors & Semiconductor Equipment)	68,808
2,900	Ushio, Inc. (Capital Goods)	48,182

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
20,300	Yamaha Motor Co. Ltd. (Automobiles & Components)	$487,588
5,800	Yamaichi Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	117,271

		27,151,194

Luxembourg – 0.7%
6,361	Eurofins Scientific SE (Pharmaceuticals, Biotechnology & Life Sciences)	788,075

Netherlands – 5.7%
1,984	ASM International NV (Semiconductors & Semiconductor Equipment)	875,773
3,260	ASML Holding NV (Semiconductors & Semiconductor Equipment)	2,611,330
738	BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	62,740
25,518	Koninklijke Ahold Delhaize NV (Food & Staples Retailing)	875,685
3,442	OCI NV (Materials)*	89,843
48,293	Royal Dutch Shell PLC, Class A (Energy)	1,056,402
7,076	Royal Dutch Shell PLC, Class B ADR (Energy)	306,745
4,369	Signify NV (Capital Goods)(a)	202,861

		6,081,379

New Zealand – 0.4%
131,950	Spark New Zealand Ltd. (Telecommunication Services)	408,054

Norway – 2.1%
18,152	Aker BP ASA (Energy)	558,149
6,662	Equinor ASA (Energy)	176,405
13,331	Golden Ocean Group Ltd. (Transportation)	119,937
1,299	Kid ASA (Retailing)(a)	16,609
5,032	Nordic Semiconductor ASA (Semiconductors & Semiconductor Equipment)*	168,757
97,096	Norsk Hydro ASA (Materials)	764,009
19,476	Stolt-Nielsen Ltd. (Transportation)	299,991
21,290	Wallenius Wilhelmsen ASA (Transportation)*	122,326

		2,226,183

Portugal – 0.2%
16,773	Galp Energia SGPS SA (Energy)	162,751

Singapore – 1.0%
97,300	Oversea-Chinese Banking Corp. Ltd. (Banks)	823,522

Common Stocks – (continued)
Singapore – (continued)
6,073	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	299,635

		1,123,157

South Africa – 0.9%
24,581	Anglo American PLC (Materials)	1,011,073

Spain – 1.6%
5,105	Acerinox SA (Materials)	65,695
68,666	Banco Bilbao Vizcaya Argentaria SA (Banks)	407,257
23,689	Bankinter SA (Banks)	120,699
3,451	Grifols SA (Pharmaceuticals, Biotechnology & Life Sciences)	66,406
88,636	Iberdrola SA (Utilities)	1,049,450

		1,709,507

Sweden – 4.1%
6,911	Getinge AB, Class B (Health Care Equipment & Services)	301,196
980	Industrivarden AB, Class A (Diversified Financials)	31,139
677	Investor AB, Class A (Diversified Financials)	17,810
18,843	Investor AB, Class B (Diversified Financials)	472,833
18,591	Lundin Energy AB (Energy)	665,238
3,420	New Wave Group AB, Class B (Consumer Durables & Apparel)	63,509
5,993	Sandvik AB (Capital Goods)	167,046
19,216	Svenska Handelsbanken AB, Class A (Banks)	207,685
34,816	Swedbank AB, Class A (Banks)	699,657
79,394	Telefonaktiebolaget LM Ericsson, Class B (Technology Hardware & Equipment)	873,575
37,133	Volvo AB, Class B (Capital Goods)	858,757

		4,358,445

Switzerland – 7.5%
30,463	ABB Ltd. (Capital Goods)	1,161,030
150	Bachem Holding AG, Class B (Pharmaceuticals, Biotechnology & Life Sciences)	117,457
370	Baloise Holding AG (Insurance)	60,389
2,349	Kuehne + Nagel International AG (Transportation)	756,513
1,257	Lonza Group AG (Pharmaceuticals, Biotechnology & Life Sciences)	1,046,564
8,394	Nestle SA (Food, Beverage & Tobacco)	1,171,948
828	Novartis AG (Pharmaceuticals, Biotechnology & Life Sciences)	72,758
4,249	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	1,762,745

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

December 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Switzerland – (continued)
1,194	Tecan Group AG (Pharmaceuticals, Biotechnology & Life Sciences)	$725,195
59,597	UBS Group AG (Diversified Financials)	1,069,724
139	VAT Group AG (Capital Goods)(a)	68,878

		8,013,201

United Kingdom – 8.6%
143,425	Aviva PLC (Insurance)	799,477
7,836	Barclays PLC (Banks)	19,960
885	Bellway PLC (Consumer Durables & Apparel)	40,223
31,561	British American Tobacco PLC (Food, Beverage & Tobacco)	1,171,915
89,500	CK Hutchison Holdings Ltd. (Capital Goods)	576,239
4,100	Clarkson PLC (Transportation)	215,323
907	DCC PLC (Capital Goods)	74,250
12,387	Diageo PLC (Food, Beverage & Tobacco)	677,273
2,761	GlaxoSmithKline PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)	121,760
34,752	Imperial Brands PLC (Food, Beverage & Tobacco)	761,584
3,743	Inchcape PLC (Retailing)	46,078
5,658	InterContinental Hotels Group PLC (Consumer Services)*	365,785
6,155	Legal & General Group PLC (Insurance)	24,856
3,577	London Stock Exchange Group PLC (Diversified Financials)	336,489
58,078	Man Group PLC (Diversified Financials)	178,763
106,362	Melrose Industries PLC (Capital Goods)	231,315
5,841	Next PLC (Retailing)	646,033
4,815	Persimmon PLC (Consumer Durables & Apparel)	186,625
27,211	Prudential PLC (Insurance)	470,556
2,948	Spectris PLC (Technology Hardware & Equipment)	146,738
36,311	SSE PLC (Utilities)	811,740
2,402	Tate & Lyle PLC (Food, Beverage & Tobacco)	21,610
207,205	Taylor Wimpey PLC (Consumer Durables & Apparel)	494,004
39,115	Vodafone Group PLC ADR (Telecommunication Services)	583,987
16,623	WPP PLC (Media & Entertainment)	253,131

		9,255,714

United States – 2.7%
2,200	Ferguson PLC (Capital Goods)	390,779
41,311	Reliance Worldwide Corp. Ltd. (Capital Goods)	188,767

Common Stocks – (continued)
United States – (continued)
7,528	Schneider Electric SE (Capital Goods)	1,479,973
46,582	Stellantis NV (Automobiles & Components)	879,403

		2,938,922

TOTAL COMMON STOCKS
(Cost $95,700,636)		$104,516,316

Shares	Description	Rate	Value

Preferred Stocks – 0.9%
Germany – 0.9%
2,004	Bayerische Motoren Werke AG (Automobiles & Components)	2.62%	$166,185
4,176	Volkswagen AG (Automobiles & Components)	2.57	838,889

TOTAL PREFERRED STOCKS
(Cost $950,431)			$1,005,074

TOTAL INVESTMENTS – 98.1%
(Cost $96,651,067)			$105,521,390

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.9%			2,029,386

NET ASSETS – 100.0%			$107,550,776

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

Investment Abbreviations:
ADR	— American Depositary Receipt
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
FTSE 100 Index	1	03/18/22	$94,865	$1,919
SPI 200 Index	1	03/17/22	130,079	869

Total Futures Contracts				$2,788

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments

December 31, 2021

Shares	Description	Value

Common Stocks – 99.6%
Automobiles & Components – 1.3%
110,511	General Motors Co.*	$6,479,260

Banks – 8.5%
318,015	Bank of America Corp.	14,148,487
106,884	JPMorgan Chase & Co.	16,925,081
43,503	M&T Bank Corp.	6,681,191
59,934	Truist Financial Corp.	3,509,136

		41,263,895

Capital Goods – 5.4%
30,895	Eaton Corp. PLC	5,339,274
82,979	General Electric Co.	7,839,026
8,894	Honeywell International, Inc.	1,854,488
19,630	Illinois Tool Works, Inc.	4,844,684
31,388	L3Harris Technologies, Inc.	6,693,177

		26,570,649

Commercial & Professional Services – 0.6%
23,058	Waste Connections, Inc.	3,142,114

Consumer Services – 1.4%
26,406	McDonald’s Corp.	7,078,656

Diversified Financials – 7.1%
22,409	American Express Co.	3,666,113
17,466	Berkshire Hathaway, Inc., Class B*	5,222,334
9,756	BlackRock, Inc.	8,932,203
95,297	Charles Schwab Corp. (The)	8,014,478
88,820	Morgan Stanley	8,718,571

		34,553,699

Energy – 5.2%
87,174	Chevron Corp.	10,229,869
97,435	ConocoPhillips	7,032,858
121,570	Devon Energy Corp.	5,355,158
35,619	Hess Corp.	2,636,875

		25,254,760

Food, Beverage & Tobacco – 5.5%
36,869	Archer-Daniels-Midland Co.	2,491,976
90,924	Coca-Cola Co. (The)	5,383,610
20,908	Constellation Brands, Inc., Class A	5,247,281
63,275	General Mills, Inc.	4,263,469
38,847	Lamb Weston Holdings, Inc.	2,462,123
103,311	Mondelez International, Inc., Class A	6,850,552

		26,699,011

Health Care Equipment & Services – 6.8%
149,735	Boston Scientific Corp.*	6,360,743
79,711	CVS Health Corp.	8,222,987
10,528	Guardant Health, Inc.*	1,053,010
13,534	Humana, Inc.	6,277,881
57,062	Medtronic PLC	5,903,064
42,272	Zimmer Biomet Holdings, Inc.	5,370,235

		33,187,920

Common Stocks – (continued)
Household & Personal Products – 3.2%
94,143	Procter & Gamble Co. (The)	15,399,912

Insurance – 4.5%
35,162	Chubb Ltd.	6,797,166
38,822	Globe Life, Inc.	3,638,398
92,212	MetLife, Inc.	5,762,328
54,093	Progressive Corp. (The)	5,552,646

		21,750,538

Materials – 5.5%
22,596	Ashland Global Holdings, Inc.	2,432,685
59,546	Ball Corp.	5,732,493
14,601	Ecolab, Inc.	3,425,249
76,113	Freeport-McMoRan, Inc.	3,176,195
14,918	Linde PLC (United Kingdom)	5,168,043
15,540	Martin Marietta Materials, Inc.	6,845,681

		26,780,346

Media & Entertainment – 3.1%
2,514	Alphabet, Inc., Class A*	7,283,159
76,517	New York Times Co. (The), Class A	3,695,771
26,129	Walt Disney Co. (The)*	4,047,121

		15,026,051

Pharmaceuticals, Biotechnology & Life Sciences – 10.6%
4,831	Alnylam Pharmaceuticals, Inc.*	819,241
3,225	Argenx SE ADR (Netherlands)*	1,129,363
69,647	AstraZeneca PLC ADR (United Kingdom)	4,056,938
63,905	Avantor, Inc.*	2,692,957
5,476	Biogen, Inc.*	1,313,802
134,105	Bristol-Myers Squibb Co.	8,361,447
18,884	Eli Lilly & Co.	5,216,138
74,424	Johnson & Johnson	12,731,714
14,503	Neurocrine Biosciences, Inc.*	1,235,220
28,172	PerkinElmer, Inc.	5,664,262
6,873	Seagen, Inc.*	1,062,566
11,083	Thermo Fisher Scientific, Inc.	7,395,021

		51,678,669

Real Estate – 4.6%
21,026	Alexandria Real Estate Equities, Inc. REIT	4,687,957
19,432	AvalonBay Communities, Inc. REIT	4,908,329
29,939	Boston Properties, Inc. REIT	3,448,374
28,816	Prologis, Inc. REIT	4,851,462
11,584	Public Storage REIT	4,338,903

		22,235,025

Retailing – 2.8%
11,357	O’Reilly Automotive, Inc.*	8,020,654
23,882	Target Corp.	5,527,250

		13,547,904

Semiconductors & Semiconductor Equipment – 4.0%
9,904	KLA Corp.	4,259,809
70,051	Marvell Technology, Inc.	6,128,762

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
36,330	ON Semiconductor Corp.*	$2,467,534
22,825	Texas Instruments, Inc.	4,301,828
21,591	Wolfspeed, Inc.*	2,413,226

		19,571,159

Software & Services – 6.3%
63,369	Cognizant Technology Solutions Corp., Class A	5,622,098
34,949	Fidelity National Information Services, Inc.	3,814,683
60,660	International Business Machines Corp.	8,107,816
37,933	salesforce.com, Inc.*	9,639,913
32,507	Splunk, Inc.*	3,761,710

		30,946,220

Technology Hardware & Equipment – 2.2%
167,606	Cisco Systems, Inc.	10,621,192

Telecommunication Services – 1.9%
370,000	AT&T, Inc.	9,102,000

Transportation – 4.0%
20,119	Norfolk Southern Corp.	5,989,628
33,277	Union Pacific Corp.	8,383,475
122,330	United Airlines Holdings, Inc.*	5,355,607

		19,728,710

Utilities – 5.1%
47,542	Ameren Corp.	4,231,714
24,273	Atmos Energy Corp.	2,543,082
55,418	CMS Energy Corp.	3,604,941
103,807	NextEra Energy, Inc.	9,691,422
68,662	Xcel Energy, Inc.	4,648,417

		24,719,576

TOTAL COMMON STOCKS
(Cost $362,219,381)		$485,337,266

Shares	Dividend Rate	Value

Investment Company – 0.6%(a)
Goldman Sachs Financial Square Government Fund — Institutional Shares
2,751,464	0.026%	2,751,464
(Cost $2,751,464)

TOTAL INVESTMENTS – 100.2%
(Cost $364,970,845)		$488,088,730

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(826,654)

NET ASSETS – 100.0%		$487,262,076

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments

December 31, 2021

Shares	Description	Value

Common Stocks – 99.2%
Automobiles & Components – 1.4%
48,085	Aptiv PLC*	$7,931,621

Banks – 6.7%
111,413	Citizens Financial Group, Inc.	5,264,264
115,648	East West Bancorp, Inc.	9,099,185
60,005	M&T Bank Corp.	9,215,568
62,095	Pinnacle Financial Partners, Inc.	5,930,073
12,686	Signature Bank	4,103,540
4,853	SVB Financial Group*	3,291,499

		36,904,129

Capital Goods – 13.7%
37,030	Allegion PLC	4,904,253
61,002	AMETEK, Inc.	8,969,734
40,128	Cummins, Inc.	8,753,522
103,868	Fastenal Co.	6,653,784
94,830	Fortive Corp.	7,234,581
17,189	IDEX Corp.	4,062,104
59,667	ITT, Inc.	6,097,371
30,991	L3Harris Technologies, Inc.	6,608,521
16,295	Rockwell Automation, Inc.	5,684,511
26,952	Trane Technologies PLC	5,445,112
10,596	TransDigm Group, Inc.*	6,742,023
41,387	Woodward, Inc.	4,530,221

		75,685,737

Commercial & Professional Services – 0.6%
42,121	Booz Allen Hamilton Holding Corp.	3,571,440

Consumer Durables & Apparel – 1.4%
60,995	Capri Holdings Ltd.*	3,959,185
31,136	Lennar Corp., Class A	3,616,758

		7,575,943

Consumer Services – 3.4%
38,203	Expedia Group, Inc.*	6,904,046
68,881	Royal Caribbean Cruises Ltd.*	5,296,949
33,007	Wyndham Hotels & Resorts, Inc.	2,959,078
27,278	Yum! Brands, Inc.	3,787,823

		18,947,896

Diversified Financials – 2.5%
78,551	Carlyle Group, Inc. (The)	4,312,450
50,168	Raymond James Financial, Inc.	5,036,867
47,011	State Street Corp.	4,372,023

		13,721,340

Energy – 4.4%
164,714	Devon Energy Corp.	7,255,652
37,725	Diamondback Energy, Inc.	4,068,641
100,815	Hess Corp.	7,463,334
28,950	Pioneer Natural Resources Co.	5,265,426

		24,053,053

Food & Staples Retailing – 0.7%
83,670	Performance Food Group Co.*	3,839,616

Common Stocks – (continued)
Food, Beverage & Tobacco – 3.8%
95,068	Coca-Cola Europacific Partners PLC (United Kingdom)	5,317,153
15,920	Constellation Brands, Inc., Class A	3,995,442
48,383	Lamb Weston Holdings, Inc.	3,066,515
30,895	McCormick & Co., Inc.	2,984,766
215,274	Nomad Foods Ltd. (United Kingdom)*	5,465,807

		20,829,683

Health Care Equipment & Services – 5.1%
55,995	AmerisourceBergen Corp.	7,441,176
70,825	Centene Corp.*	5,835,980
11,330	Cooper Cos., Inc. (The)	4,746,590
23,877	Guardant Health, Inc.*	2,388,177
20,194	Quest Diagnostics, Inc.	3,493,764
34,092	Zimmer Biomet Holdings, Inc.	4,331,048

		28,236,735

Insurance – 6.5%
3,765	Alleghany Corp.*	2,513,476
20,615	American Financial Group, Inc.	2,830,852
141,952	Arch Capital Group Ltd.*	6,309,766
28,320	Arthur J Gallagher & Co.	4,805,054
47,599	Athene Holding Ltd., Class A*	3,966,425
56,291	Globe Life, Inc.	5,275,593
2,196	Markel Corp.*	2,709,864
68,489	Principal Financial Group, Inc.	4,953,809
66,688	Ryan Specialty Group Holdings, Inc., Class A*	2,690,861

		36,055,700

Materials – 6.8%
86,031	Ashland Global Holdings, Inc.	9,262,097
103,747	Ball Corp.	9,987,724
127,886	Freeport-McMoRan, Inc.	5,336,683
16,676	Martin Marietta Materials, Inc.	7,346,111
31,652	PPG Industries, Inc.	5,458,071

		37,390,686

Media & Entertainment – 3.3%
258,673	Discovery, Inc., Class C*	5,923,612
69,222	Live Nation Entertainment, Inc.*	8,285,181
91,867	Twitter, Inc.*	3,970,492

		18,179,285

Pharmaceuticals, Biotechnology & Life Sciences – 3.2%
10,675	Alnylam Pharmaceuticals, Inc.*	1,810,267
5,015	Argenx SE ADR (Netherlands)*	1,756,203
50,366	Catalent, Inc.*	6,448,359
21,599	Neurocrine Biosciences, Inc.*	1,839,587
28,222	PerkinElmer, Inc.	5,674,315

		17,528,731

Real Estate – 10.5%
31,122	Alexandria Real Estate Equities, Inc. REIT	6,938,961

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Real Estate – (continued)
108,220	Americold Realty Trust REIT	$3,548,534
22,505	AvalonBay Communities, Inc. REIT	5,684,538
24,079	Camden Property Trust REIT	4,302,436
51,393	CubeSmart REIT	2,924,776
78,936	Duke Realty Corp. REIT	5,181,359
49,622	Equity LifeStyle Properties, Inc. REIT	4,349,864
11,258	Essex Property Trust, Inc. REIT	3,965,405
90,397	Healthpeak Properties, Inc. REIT	3,262,428
69,168	Highwoods Properties, Inc. REIT	3,084,201
96,945	Invitation Homes, Inc. REIT	4,395,486
41,897	Ryman Hospitality Properties, Inc. REIT*	3,852,848
123,142	VICI Properties, Inc. REIT	3,707,806
30,990	Welltower, Inc. REIT	2,658,012

		57,856,654

Retailing – 3.1%
38,330	Advance Auto Parts, Inc.	9,194,600
32,019	Bath & Body Works, Inc.	2,234,606
11,502	Burlington Stores, Inc.*	3,352,948
4,902	RH*	2,627,178

		17,409,332

Semiconductors & Semiconductor Equipment – 4.3%
106,464	Marvell Technology, Inc.	9,314,535
33,073	MKS Instruments, Inc.	5,760,325
131,836	ON Semiconductor Corp.*	8,954,301

		24,029,161

Software & Services – 1.2%
20,758	Cadence Design Systems, Inc.*	3,868,254
23,399	Splunk, Inc.*	2,707,732

		6,575,986

Technology Hardware & Equipment – 4.5%
34,095	Keysight Technologies, Inc.*	7,040,958
35,757	Motorola Solutions, Inc.	9,715,177
290,695	Viavi Solutions, Inc.*	5,122,046
89,460	Vontier Corp.	2,749,106

		24,627,287

Transportation – 3.4%
226,658	JetBlue Airways Corp.*	3,227,610
9,074	Old Dominion Freight Line, Inc.	3,251,940
6,597	Saia, Inc.*	2,223,387
227,440	United Airlines Holdings, Inc.*	9,957,323

		18,660,260

Utilities – 8.7%
312,415	AES Corp. (The)	7,591,684
83,530	Ameren Corp.	7,435,005
21,844	American Water Works Co., Inc.	4,125,458
39,788	Atmos Energy Corp.	4,168,589
100,350	CMS Energy Corp.	6,527,767

Common Stocks – (continued)
Utilities – (continued)
84,182	Public Service Enterprise Group, Inc.	5,617,465
48,628	WEC Energy Group, Inc.	4,720,320
120,815	Xcel Energy, Inc.	8,179,176

		48,365,464

TOTAL COMMON STOCKS
(Cost $392,122,511)		$547,975,739

Shares	Dividend Rate	Value

Investment Company – 0.9%(a)
Goldman Sachs Financial Square Government Fund — Institutional Shares
4,761,405	0.026%	$4,761,405
(Cost $4,761,405)

TOTAL INVESTMENTS – 100.1%
(Cost $396,883,916)		$552,737,144

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(139,521)

NET ASSETS – 100.0%		$552,597,623

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments

December 31, 2021

Shares	Description	Value

Common Stocks – 98.6%
Automobiles & Components – 0.3%
4,849	Patrick Industries, Inc.	$391,266

Banks – 10.1%
3,259	1st Source Corp.	161,646
2,767	American National Bankshares, Inc.	104,261
1,008	Ameris Bancorp	50,077
14,499	Atlantic Union Bankshares Corp.	540,668
14,504	Bancorp, Inc. (The)*	367,096
2,342	Berkshire Hills Bancorp, Inc.	66,583
1,425	Bridgewater Bancshares, Inc.*	25,208
2,064	Business First Bancshares, Inc.	58,432
5,469	Byline Bancorp, Inc.	149,577
1,983	Cambridge Bancorp	185,589
1,747	Capital Bancorp, Inc.	45,771
656	Capital City Bank Group, Inc.	17,318
9,708	Central Pacific Financial Corp.	273,474
5,973	Columbia Banking System, Inc.	195,437
1,112	Community Bank System, Inc.	82,822
1,459	Community Trust Bancorp, Inc.	63,627
32,206	CVB Financial Corp.	689,530
4,295	Dime Community Bancshares, Inc.	151,012
8,923	FB Financial Corp.	391,006
258	Financial Institutions, Inc.	8,204
59,574	First BanCorp. (Puerto Rico)	820,930
2,359	First Bancorp, Inc. (The)	74,073
5,443	First Bank	78,978
18,288	First Commonwealth Financial Corp.	294,254
9,435	First Financial Bancorp	230,025
5,745	First Internet Bancorp	270,245
6,787	Fulton Financial Corp.	115,379
8,614	Guaranty Bancshares, Inc.	323,714
1,684	Hancock Whitney Corp.	84,234
16,408	Hanmi Financial Corp.	388,541
3,726	HarborOne Bancorp, Inc.	55,294
5,587	Heritage Financial Corp.	136,546
7,203	Home Bancorp, Inc.	298,997
7,939	Home BancShares, Inc.	193,315
6,731	HomeStreet, Inc.	350,012
1,181	HomeTrust Bancshares, Inc.	36,587
21,708	Hope Bancorp, Inc.	319,325
16,916	International Bancshares Corp.	717,069
12,139	Macatawa Bank Corp.	107,066
10,151	Merchants Bancorp	480,447
2,505	MidWestOne Financial Group, Inc.	81,087
1,310	Northrim BanCorp, Inc.	56,933
8,766	OFG Bancorp (Puerto Rico)	232,825
12,660	Origin Bancorp, Inc.	543,367
2,598	Peoples Financial Services Corp.	136,889
974	QCR Holdings, Inc.	54,544
4,598	Republic First Bancorp, Inc.*	17,105
2,574	Sierra Bancorp	69,884
730	Silvergate Capital Corp., Class A*	108,186
5,588	South Plains Financial, Inc.	155,402
1,781	Southern First Bancshares, Inc.*	111,295

Common Stocks – (continued)
Banks – (continued)
23,738	Towne Bank	749,883
1,389	TrustCo Bank Corp.	46,268
21,902	Trustmark Corp.	710,939
20,764	United Bankshares, Inc.	753,318
4,265	United Community Banks, Inc.	153,284
1,555	Univest Financial Corp.	46,526
1,107	Walker & Dunlop, Inc.	167,024

		13,197,128

Capital Goods – 8.1%
1,167	AAR Corp.*	45,548
503	Albany International Corp., Class A	44,490
5,020	Argan, Inc.	194,224
9,578	Atkore, Inc.*	1,064,978
9,228	Bloom Energy Corp., Class A*	202,370
4,227	Boise Cascade Co.	300,962
637	CIRCOR International, Inc.*	17,314
1,914	Douglas Dynamics, Inc.	74,761
1,910	Dycom Industries, Inc.*	179,082
4,446	Encore Wire Corp.	636,223
246	EnerSys	19,449
3,520	Evoqua Water Technologies Corp.*	164,560
2,453	Franklin Electric Co., Inc.	231,956
1,248	GMS, Inc.*	75,017
24,471	GrafTech International Ltd.	289,492
8,867	H&E Equipment Services, Inc.	392,542
2,644	Herc Holdings, Inc.	413,918
1,292	Hydrofarm Holdings Group, Inc.*	36,551
1,555	Insteel Industries, Inc.	61,905
2,341	JELD-WEN Holding, Inc.*	61,709
20,485	Kennametal, Inc.	735,616
5,524	Maxar Technologies, Inc.	163,124
8,232	McGrath RentCorp	660,700
632	Miller Industries, Inc.	21,109
52,652	MRC Global, Inc.*	362,246
7,613	Mueller Industries, Inc.	451,908
772	National Presto Industries, Inc.	63,327
3,296	Nikola Corp.*(a)	32,531
19,138	NOW, Inc.*	163,438
9,945	Primoris Services Corp.	238,481
15,293	Quanex Building Products Corp.	378,961
1,683	Stem, Inc.*	31,926
10,162	Sterling Construction Co., Inc.*	267,261
15,455	Terex Corp.	679,247
9,821	Thermon Group Holdings, Inc.*	166,270
17,574	Titan International, Inc.*	192,611
17,979	Titan Machinery, Inc.*	605,712
4,924	Triton International Ltd. (Bermuda)	296,572
1,919	UFP Industries, Inc.	176,567
7,447	Vectrus, Inc.*	340,849

		10,535,507

Commercial & Professional Services – 3.0%
1,118	ASGN, Inc.*	137,961
3,909	Barrett Business Services, Inc.	269,956

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Commercial & Professional Services – (continued)
4,884	BrightView Holdings, Inc.*	$68,767
786	Brink’s Co. (The)	51,538
361	Casella Waste Systems, Inc., Class A*	30,837
2,530	CBIZ, Inc.*	98,974
1,311	Cimpress PLC (Ireland)*	93,881
373	CRA International, Inc.	34,823
16,635	Ennis, Inc.	324,882
2,369	Exponent, Inc.	276,533
4,813	Forrester Research, Inc.*	282,667
655	Franklin Covey Co.*	30,366
12,395	Heidrick & Struggles International, Inc.	542,033
8,395	Heritage-Crystal Clean, Inc.*	268,808
11,827	Korn Ferry	895,659
483	ManTech International Corp., Class A	35,225
5,984	Matthews International Corp., Class A	219,433
105	TriNet Group, Inc.*	10,002
8,281	US Ecology, Inc.*	264,495

		3,936,840

Consumer Durables & Apparel – 5.0%
9,839	Acushnet Holdings Corp.	522,254
3,814	Beazer Homes USA, Inc.*	88,561
1,135	Century Communities, Inc.	92,832
5,857	Crocs, Inc.*	750,984
1,976	G-III Apparel Group Ltd.*	54,617
2,412	Installed Building Products, Inc.	337,005
294	iRobot Corp.*	19,369
17,059	KB Home	763,049
9,247	Latham Group, Inc.*	231,452
5,081	LGI Homes, Inc.*	784,913
7,471	M/I Homes, Inc.*	464,547
4,643	Meritage Homes Corp.*	566,724
543	Movado Group, Inc.	22,714
1,442	Oxford Industries, Inc.	146,392
15,568	Steven Madden Ltd.	723,445
31,118	Tri Pointe Homes, Inc.*	867,881
1,589	Vista Outdoor, Inc.*	73,205

		6,509,944

Consumer Services – 3.4%
134	Biglari Holdings, Inc., Class B*	19,104
21,633	Bloomin’ Brands, Inc.*	453,860
4,918	Dave & Buster’s Entertainment, Inc.*	188,851
533	Dine Brands Global, Inc.	40,407
18,664	Drive Shack, Inc.*	26,690
3,288	Everi Holdings, Inc.*	70,199
3,108	International Game Technology PLC	89,852
4,431	Monarch Casino & Resort, Inc.*	327,673
1,807	Nathan’s Famous, Inc.	105,511

Common Stocks – (continued)
Consumer Services – (continued)
3,817	PlayAGS, Inc.*	25,918
245	RCI Hospitality Holdings, Inc.	19,081
15,717	Red Rock Resorts, Inc., Class A	864,592
18,198	Ruth’s Hospitality Group, Inc.*	362,140
13,164	SeaWorld Entertainment, Inc.*	853,817
764	Shake Shack, Inc., Class A*	55,130
10,855	Texas Roadhouse, Inc.	969,134

		4,471,959

Diversified Financials – 4.2%
963	Associated Capital Group, Inc., Class A	41,409
2,253	Brightsphere Investment Group, Inc.	57,677
24,257	Dynex Capital, Inc. REIT	405,334
5,892	FirstCash Holdings, Inc.	440,781
3,857	Focus Financial Partners, Inc., Class A*	230,340
12,277	Great Ajax Corp. REIT	161,565
1,736	Houlihan Lokey, Inc.	179,711
42,962	Ladder Capital Corp. REIT	515,114
3,732	LendingClub Corp.*	90,240
116,862	MFA Financial, Inc. REIT	532,891
12,661	Moelis & Co., Class A	791,439
990	Oportun Financial Corp.*	20,048
13,163	Oppenheimer Holdings, Inc., Class A	610,368
10,290	Pzena Investment Management, Inc., Class A	97,446
5,338	Regional Management Corp.	306,721
14,863	TPG RE Finance Trust, Inc. REIT	183,112
2,719	Virtus Investment Partners, Inc.	807,815

		5,472,011

Energy – 4.0%
26,512	Antero Resources Corp.*	463,960
25,342	Centennial Resource Development, Inc., Class A *	151,545
5,958	ChampionX Corp.*	120,411
2,905	DMC Global, Inc.*	115,067
7,882	Earthstone Energy, Inc., Class A*	86,229
29,189	Kosmos Energy Ltd. (Ghana)*	100,994
340	Laredo Petroleum, Inc.*	20,444
16,241	Magnolia Oil & Gas Corp., Class A	306,468
19,287	Matador Resources Co.	712,076
2,702	Murphy Oil Corp.	70,549
372	Nabors Industries Ltd.*	30,166
2,230	Oceaneering International, Inc.*	25,221
10,410	Oil States International, Inc.*	51,738
28,877	Ovintiv, Inc.	973,155
4,327	PDC Energy, Inc.	211,071
16,671	ProPetro Holding Corp.*	135,035
44,802	Range Resources Corp.*	798,820
1,329	REX American Resources Corp.*	127,584
13,225	SM Energy Co.	389,873
9,241	US Silica Holdings, Inc.*	86,866

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

December 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Energy – (continued)
86,193	W&T Offshore, Inc.*	$278,403

		5,255,675

Food & Staples Retailing – 0.7%
726	Chefs’ Warehouse, Inc. (The)*	24,176
9,747	Ingles Markets, Inc., Class A	841,556

		865,732

Food, Beverage & Tobacco – 0.7%
579	B&G Foods, Inc.	17,793
1,172	Celsius Holdings, Inc.*	87,396
506	Coca-Cola Consolidated, Inc.	313,310
2,695	Sanderson Farms, Inc.	514,960

		933,459

Health Care Equipment & Services – 8.6%
1,073	1Life Healthcare, Inc.*	18,853
488	Accolade, Inc.*	12,864
3,924	AMN Healthcare Services, Inc.*	480,023
8,195	AngioDynamics, Inc.*	226,018
448	Apollo Medical Holdings, Inc.*	32,919
979	Apria, Inc.*	31,915
7,410	Avanos Medical, Inc.*	256,905
7,440	Aveanna Healthcare Holdings, Inc.*	55,056
70,811	Brookdale Senior Living, Inc.*	365,385
31,109	Castlight Health, Inc., Class B*	47,908
26,611	Community Health Systems, Inc.*	354,192
7,640	Computer Programs and Systems, Inc.*	223,852
3,991	Convey Health Solutions Holdings, Inc.*	33,365
23,281	Covetrus, Inc.*	464,922
3,851	Cross Country Healthcare, Inc.*	106,904
2,967	CryoLife, Inc.*	60,378
664	CryoPort, Inc.*	39,289
205	Fulgent Genetics, Inc.*	20,621
14,935	Hanger, Inc.*	270,772
1,311	Health Catalyst, Inc.*	51,942
2,805	Heska Corp.*	511,884
6,706	InfuSystem Holdings, Inc.*	114,203
1,414	Inspire Medical Systems, Inc.*	325,305
5,400	Integer Holdings Corp.*	462,186
17,846	Invacare Corp.*	48,541
732	iRadimed Corp.*	33,826
8,058	Joint Corp. (The)*	529,330
7,927	LeMaitre Vascular, Inc.	398,173
2,048	LivaNova PLC*	179,057
2,207	Meridian Bioscience, Inc.*	45,023
5,269	Merit Medical Systems, Inc.*	328,259
239	Mesa Laboratories, Inc.	78,413
19,153	Natus Medical, Inc.*	454,501
14,753	Neogen Corp.*	669,934
15,141	NextGen Healthcare, Inc.*	269,358
24,437	Patterson Cos., Inc.	717,226
1,827	Progyny, Inc.*	91,989

Common Stocks – (continued)
Health Care Equipment & Services – (continued)
1,454	R1 RCM, Inc.*	37,062
3,169	Retractable Technologies, Inc.*(a)	21,961
14,070	Select Medical Holdings Corp.	413,658
41,845	Sharps Compliance Corp.*	298,355
158	Simulations Plus, Inc.	7,473
1,838	Stereotaxis, Inc.*	11,396
2,967	Surgery Partners, Inc.*	158,467
7,477	Surmodics, Inc.*	360,018
9,883	Tenet Healthcare Corp.*	807,342
88	US Physical Therapy, Inc.	8,408
2,273	Utah Medical Products, Inc.	227,300
15,871	Varex Imaging Corp.*	500,730

		11,263,461

Household & Personal Products – 0.6%
14,729	Energizer Holdings, Inc.	590,633
4,235	Oil-Dri Corp. of America	138,611

		729,244

Insurance – 4.7%
25,217	American Equity Investment Life Holding Co.	981,446
3,432	AMERISAFE, Inc.	184,744
13,879	Argo Group International Holdings Ltd.	806,509
20,905	BRP Group, Inc., Class A*	754,879
5,542	Crawford & Co., Class A	41,510
5,673	Donegal Group, Inc., Class A	81,067
121,083	Genworth Financial, Inc., Class A*	490,386
5,567	Goosehead Insurance, Inc., Class A	724,155
887	Investors Title Co.	174,872
3,884	Kinsale Capital Group, Inc.(b)	923,965
170	National Western Life Group, Inc., Class A	36,455
11,885	Stewart Information Services Corp.	947,591

		6,147,579

Materials – 3.3%
3,387	AdvanSix, Inc.	160,036
6,636	Century Aluminum Co.*	109,892
9,655	Constellium SE*	172,921
2,289	FutureFuel Corp.	17,488
25,596	Hecla Mining Co.	133,611
6,057	Innospec, Inc.	547,189
496	Intrepid Potash, Inc.*	21,194
5,391	Livent Corp.*	131,433
6,982	Minerals Technologies, Inc.	510,733
44,332	Novagold Resources, Inc. (Canada)*	304,118
534	Olympic Steel, Inc.	12,549
1,629	Orion Engineered Carbons SA (Germany)*	29,909
14,110	Summit Materials, Inc., Class A*	566,375
30,962	SunCoke Energy, Inc.	204,040
31,743	Tronox Holdings PLC, Class A	762,784
857	United States Lime & Minerals, Inc.	110,570

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Materials – (continued)
18,003	Warrior Met Coal, Inc.	$462,857

		4,257,699

Media & Entertainment – 2.8%
21,862	AMC Entertainment Holdings, Inc., Class A*(a)	594,646
4,953	Cargurus, Inc.*	166,619
36,995	Cinemark Holdings, Inc.*	596,359
130	Daily Journal Corp.*	46,375
7,283	Eventbrite, Inc., Class A*	127,016
2,315	fuboTV, Inc.*(a)	35,929
2,986	Hemisphere Media Group, Inc.*	21,708
25,897	IMAX Corp.*	462,002
2,182	John Wiley & Sons, Inc., Class A	124,963
12,641	Liberty TripAdvisor Holdings, Inc., Class A*	27,431
3,742	Lions Gate Entertainment Corp., Class B*	57,589
10,641	Magnite, Inc.*	186,218
17,211	Marcus Corp. (The)*(a)	307,388
16,825	QuinStreet, Inc.*	306,047
3,019	TechTarget, Inc.*	288,798
6,644	Thryv Holdings, Inc.*	273,268
10,110	TrueCar, Inc.*	34,374

		3,656,730

Pharmaceuticals, Biotechnology & Life Sciences – 11.3%
5,237	Aeglea BioTherapeutics, Inc.*	24,876
12,945	Affimed NV (Germany)*	71,456
20,595	Alkermes PLC*	479,040
2,206	Allakos, Inc.*	21,597
5,570	Allogene Therapeutics, Inc.*	83,104
1,559	Allovir, Inc.*	20,173
578	ALX Oncology Holdings, Inc.*	12,421
31,654	Amicus Therapeutics, Inc.*	365,604
38,698	Amneal Pharmaceuticals, Inc.*	185,363
32,110	Amphastar Pharmaceuticals, Inc.*	747,842
7,140	AnaptysBio, Inc.*	248,115
7,588	Antares Pharma, Inc.*	27,089
919	Applied Molecular Transport, Inc.*	12,848
1,553	Arcus Biosciences, Inc.*	62,850
3,023	Arena Pharmaceuticals, Inc.*	280,958
2,536	Arrowhead Pharmaceuticals, Inc.*	168,137
2,441	Arvinas, Inc.*	200,504
3,930	Avid Bioservices, Inc.*	114,677
1,892	Avidity Biosciences, Inc.*	44,973
2,595	Berkeley Lights, Inc.*	47,177
10,932	BioCryst Pharmaceuticals, Inc.*	151,408
3,137	Bridgebio Pharma, Inc.*	52,325
13,284	Cardiff Oncology, Inc.*(a)	79,837
3,317	CareDx, Inc.*	150,857
985	Cassava Sciences, Inc.*(a)	43,044
1,750	ChemoCentryx, Inc.*	63,718
16,172	Chimerix, Inc.*	103,986
4,313	Codexis, Inc.*	134,868

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
4,073	Collegium Pharmaceutical, Inc.*	76,084
9,071	Denali Therapeutics, Inc.*	404,567
3,115	Design Therapeutics, Inc.*(a)	66,692
16,843	Dynavax Technologies Corp.*(a)	236,981
5,833	Eagle Pharmaceuticals, Inc.*	297,016
11,430	Editas Medicine, Inc.*	303,467
10,962	Eiger BioPharmaceuticals, Inc.*	56,893
1,084	Emergent BioSolutions, Inc.*	47,121
28,051	Endo International PLC*	105,472
3,435	Fluidigm Corp.*	13,465
1,865	Frequency Therapeutics, Inc.*	9,567
6,025	Global Blood Therapeutics, Inc.*	176,352
23,463	Halozyme Therapeutics, Inc.*	943,447
1,247	Harvard Bioscience, Inc.*	8,791
17,921	Heron Therapeutics, Inc.*	163,619
8,562	Homology Medicines, Inc.*	31,166
2,515	Ideaya Biosciences, Inc.*	59,455
10,157	ImmunoGen, Inc.*	75,365
3,589	Inhibrx, Inc.*	156,732
3,543	Innoviva, Inc.*	61,117
4,751	Insmed, Inc.*	129,417
2,680	Intellia Therapeutics, Inc.*	316,883
1,566	Intercept Pharmaceuticals, Inc.*(a)	25,510
1,747	Intra-Cellular Therapies, Inc.*	91,438
21,115	Jounce Therapeutics, Inc.*	176,310
4,196	Kronos Bio, Inc.*	57,024
212	Krystal Biotech, Inc.*	14,829
1,294	Kymera Therapeutics, Inc.*	82,156
1,269	MacroGenics, Inc.*	20,367
308	Madrigal Pharmaceuticals, Inc.*	26,100
1,721	MaxCyte, Inc.*	17,537
4,805	Medpace Holdings, Inc.*	1,045,760
9,090	Myriad Genetics, Inc.*	250,884
16,115	NanoString Technologies, Inc.*	680,536
2,567	Nkarta, Inc.*	39,403
2,243	Olema Pharmaceuticals, Inc.*	20,994
7,693	OPKO Health, Inc.*	37,003
18,417	Organogenesis Holdings, Inc.*	170,173
1,580	Personalis, Inc.*	22,547
26,359	Phibro Animal Health Corp., Class A	538,251
38,355	Precision BioSciences, Inc.*	283,827
12,626	Prestige Consumer Healthcare, Inc.*	765,767
2,321	Protagonist Therapeutics, Inc.*	79,378
1,577	Prothena Corp. PLC (Ireland)*	77,904
7,051	Puma Biotechnology, Inc.*	21,435
13,654	Rigel Pharmaceuticals, Inc.*	36,183
5,043	Rubius Therapeutics, Inc.*	48,816
40,625	Selecta Biosciences, Inc.*	132,438
6,997	Seres Therapeutics, Inc.*	58,285
14,286	SIGA Technologies, Inc.*	107,431
12,542	Solid Biosciences, Inc.*	21,949
2,148	Sorrento Therapeutics, Inc.*	9,988
6,935	Sutro Biopharma, Inc.*	103,193

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

December 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
8,813	Travere Therapeutics, Inc.*	$273,556
2,276	Turning Point Therapeutics, Inc.*	108,565
5,929	Twist Bioscience Corp.*	458,845
31,274	Vanda Pharmaceuticals, Inc.*	490,689
21,373	VBI Vaccines, Inc.*(a)	50,013
2,285	Veracyte, Inc.*	94,142
2,019	Vericel Corp.*	79,347
1,468	Verve Therapeutics, Inc.*	54,125
4,002	Vir Biotechnology, Inc.*	167,564
3,986	XBiotech, Inc.(a)	44,364
771	Xencor, Inc.*	30,933
559	Y-mAbs Therapeutics, Inc.*	9,061
1,138	Zentalis Pharmaceuticals, Inc.*	95,660

		14,758,796

Real Estate – 5.3%
11,492	American Assets Trust, Inc. REIT	431,295
1,857	City Office REIT, Inc. REIT	36,620
5,897	Corporate Office Properties Trust REIT	164,939
1,463	EastGroup Properties, Inc. REIT	333,344
4,885	Forestar Group, Inc.*	106,249
3,448	Independence Realty Trust, Inc. REIT	89,062
23,611	Industrial Logistics Properties Trust REIT	591,456
5,724	Macerich Co. (The) REIT	98,911
15,101	National Storage Affiliates Trust REIT	1,044,989
11,478	NexPoint Residential Trust, Inc. REIT	962,201
23,158	Outfront Media, Inc. REIT	621,098
7,592	Paramount Group, Inc. REIT	63,317
997	Phillips Edison & Co., Inc. REIT	32,941
35,527	Piedmont Office Realty Trust, Inc., Class A REIT	652,986
1,513	PotlatchDeltic Corp. REIT	91,113
16,295	Retail Opportunity Investments Corp. REIT	319,382
14,027	RPT Realty REIT	187,681
28,781	SITE Centers Corp. REIT	455,603
328	St. Joe Co. (The)	17,072
5,367	STAG Industrial, Inc. REIT	257,401
1,357	Tanger Factory Outlet Centers, Inc. REIT	26,163
1,992	Terreno Realty Corp. REIT	169,898
4,228	UMH Properties, Inc. REIT	115,551
564	Urban Edge Properties REIT	10,716
695	Urstadt Biddle Properties, Inc., Class A REIT	14,803
10,612	Whitestone REIT REIT	107,500

		7,002,291

Retailing – 4.0%
403	1-800-Flowers.com, Inc., Class A*	9,418

Common Stocks – (continued)
Retailing – (continued)
10,159	Academy Sports & Outdoors, Inc.*	445,980
22,055	American Eagle Outfitters, Inc.	558,433
1,378	Asbury Automotive Group, Inc.*	238,022
631	Bed Bath & Beyond, Inc.*	9,200
2,744	Boot Barn Holdings, Inc.*	337,649
17,015	Buckle, Inc. (The)	719,905
20,764	Cato Corp. (The), Class A	356,310
18,347	Chico’s FAS, Inc.*	98,707
6,596	Designer Brands, Inc., Class A*	93,729
432	Dillard’s, Inc., Class A(a)	105,849
13,569	Funko, Inc., Class A*	255,097
4,166	Lands’ End, Inc.*	81,778
4,160	Liquidity Services, Inc.*	91,853
12,431	Macy’s, Inc.	325,444
4,401	Murphy USA, Inc.	876,855
1,199	Overstock.com, Inc.*	70,753
2,430	Porch Group, Inc.*	37,884
1,988	Revolve Group, Inc.*	111,407
1,260	Shutterstock, Inc.	139,709
1,916	Stitch Fix, Inc., Class A*	36,251
14,830	Tilly’s, Inc., Class A	238,911
615	TravelCenters of America, Inc.*	31,746

		5,270,890

Semiconductors & Semiconductor Equipment – 2.9%
2,624	Ambarella, Inc.*	532,383
5,364	Axcelis Technologies, Inc.*	399,940
19,468	Cohu, Inc.*	741,536
2,013	Diodes, Inc.*	221,048
9,772	FormFactor, Inc.*	446,776
1,244	Ichor Holdings Ltd.*	57,261
7,475	Kulicke & Soffa Industries, Inc. (Singapore)	452,537
1,915	Lattice Semiconductor Corp.*	147,570
4,514	MaxLinear, Inc.*	340,310
382	SiTime Corp.*	111,750
2,164	Ultra Clean Holdings, Inc.*	124,127
9,728	Veeco Instruments, Inc.*	276,956

		3,852,194

Software & Services – 7.5%
16,027	A10 Networks, Inc.	265,728
3,911	ACI Worldwide, Inc.*	135,712
809	Appian Corp.*	52,755
850	Asana, Inc., Class A*	63,367
590	BigCommerce Holdings, Inc. Series 1*	20,868
17,196	Box, Inc., Class A*	450,363
3,891	Brightcove, Inc.*	39,766
2,648	Cerence, Inc.*	202,943
19,765	ChannelAdvisor Corp.*	487,800
5,557	CommVault Systems, Inc.*	382,988
25,819	Conduent, Inc.*	137,873
3,472	DigitalOcean Holdings, Inc.*	278,906
7,200	Domo, Inc., Class B*	357,120

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Software & Services – (continued)
53,256	E2open Parent Holdings, Inc.*	$599,663
8,247	eGain Corp.*	82,305
2,737	ExlService Holdings, Inc.*	396,235
3,170	Hackett Group, Inc. (The)	65,080
526	I3 Verticals, Inc., Class A*	11,988
3,850	JFrog Ltd. (Israel)*	114,345
2,502	Marathon Digital Holdings, Inc.*(a)	82,216
250	MicroStrategy, Inc., Class A*(a)	136,122
10,788	Mimecast Ltd.*	858,401
4,426	Momentive Global, Inc.*	93,610
6,626	Perficient, Inc.*	856,676
5,985	Ping Identity Holding Corp.*	136,937
2,619	Qualys, Inc.*	359,379
14,131	Rackspace Technology, Inc.*	190,345
1,131	Riot Blockchain, Inc.*(a)	25,255
7,581	Sapiens International Corp. NV (Israel)	261,165
3,642	SPS Commerce, Inc.*	518,439
9,911	Tenable Holdings, Inc.*	545,799
12,197	Upland Software, Inc.*	218,814
7,515	Varonis Systems, Inc.*	366,582
5,563	Workiva, Inc.*	725,916
18,662	Zuora, Inc., Class A*	348,606

		9,870,067

Technology Hardware & Equipment – 4.0%
6,242	3D Systems Corp.*	134,453
2,729	Avid Technology, Inc.*	88,884
6,332	Belden, Inc.	416,202
2,237	Cambium Networks Corp.*	57,334
2,790	Casa Systems, Inc.*	15,819
3,306	Clearfield, Inc.*	279,093
22,042	CTS Corp.	809,382
17,632	Daktronics, Inc.*	89,042
926	Fabrinet (Thailand)*	109,703
30,714	Harmonic, Inc.*	361,197
41,682	Infinera Corp.*	399,730
22,756	NetScout Systems, Inc.*	752,769
3,810	PC Connection, Inc.	164,325
10,993	Super Micro Computer, Inc.*	483,142
39,583	Vishay Intertechnology, Inc.	865,680
4,237	Vishay Precision Group, Inc.*	157,278

		5,184,033

Telecommunication Services – 1.5%
10,734	Cogent Communications Holdings, Inc.	785,514
16,165	Globalstar, Inc.*	18,751
4,449	Gogo, Inc.*	60,195
18,831	Iridium Communications, Inc.*	777,532
14,928	Shenandoah Telecommunications Co.	380,664

		2,022,656

Common Stocks – (continued)
Transportation – 2.4%
355	ArcBest Corp.	42,547
1,375	Atlas Air Worldwide Holdings, Inc.*	129,415
1,916	Avis Budget Group, Inc.*	397,321
3,756	Eagle Bulk Shipping, Inc.(a)	170,898
2,664	Genco Shipping & Trading Ltd.	42,624
7,813	Heartland Express, Inc.	131,415
42,927	Marten Transport Ltd.	736,627
84,454	Safe Bulkers, Inc. (Greece)*	318,392
1,503	Saia, Inc.*	506,556
14,040	Werner Enterprises, Inc.	669,146

		3,144,941

Utilities – 0.2%
2,486	Northwest Natural Holding Co.	121,267
3,035	Sunnova Energy International, Inc.*	84,737

		206,004

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $115,956,688)		$128,936,106

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 1.4%(c)
Goldman Sachs Financial Square Government Fund — Institutional Shares
1,845,983	0.026%	$1,845,983
(Cost $1,845,983)

TOTAL INVESTMENTS – 100.0%
(Cost $117,802,671)		$130,782,089

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%		47,852

NET ASSETS – 100.0%		$130,829,941

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

December 31, 2021

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Russell 2000 E-Mini Index	6	03/18/22	$662,665	$10,175

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Schedule of Investments

December 31, 2021

Shares	Description	Value

Common Stocks – 98.9%
Automobiles & Components – 2.7%
14,440	Aptiv PLC*	$2,381,878
9,050	Tesla, Inc.*	9,563,859

		11,945,737

Capital Goods – 1.4%
14,576	Boeing Co. (The)*	2,934,441
9,643	Deere & Co.	3,306,488

		6,240,929

Commercial & Professional Services – 1.3%
24,855	Verisk Analytics, Inc.	5,685,084

Consumer Durables & Apparel – 3.0%
10,722	Lululemon Athletica, Inc.*	4,197,127
49,471	NIKE, Inc., Class B	8,245,332
11,774	PVH Corp.	1,255,697

		13,698,156

Consumer Services – 1.7%
22,324	Chegg, Inc.*	685,347
1,416	Chipotle Mexican Grill, Inc.*	2,475,522
16,433	McDonald’s Corp.	4,405,194

		7,566,063

Diversified Financials – 1.5%
65,188	Charles Schwab Corp. (The)	5,482,311
10,186	Intercontinental Exchange, Inc.	1,393,139

		6,875,450

Food & Staples Retailing – 0.5%
14,850	Walmart, Inc.	2,148,646

Food, Beverage & Tobacco – 3.0%
77,220	Coca-Cola Co. (The)	4,572,196
43,261	McCormick & Co., Inc.	4,179,445
33,779	Mondelez International, Inc., Class A	2,239,886
28,391	Monster Beverage Corp.*	2,726,672

		13,718,199

Health Care Equipment & Services – 3.5%
76,372	American Well Corp., Class A*	461,287
81,490	Boston Scientific Corp.*	3,461,695
14,555	Guardant Health, Inc.*	1,455,791
9,018	Insulet Corp.*	2,399,419
15,968	Intuitive Surgical, Inc.*	5,737,303
9,430	Veeva Systems, Inc., Class A*	2,409,176

		15,924,671

Household & Personal Products – 0.8%
9,769	Estee Lauder Cos., Inc. (The), Class A	3,616,484

Materials – 2.4%
29,887	Danimer Scientific, Inc.*(a)	254,637
9,928	Ecolab, Inc.	2,329,009
7,920	Linde PLC (United Kingdom)	2,743,726

Common Stocks – (continued)
Materials – (continued)
4,933	Martin Marietta Materials, Inc.	2,173,085
9,454	Sherwin-Williams Co. (The)	3,329,321

		10,829,778

Media & Entertainment – 15.2%
7,703	Alphabet, Inc., Class A*	22,315,899
4,686	Alphabet, Inc., Class C*	13,559,363
22,526	Live Nation Entertainment, Inc.*	2,696,137
50,939	Meta Platforms, Inc., Class A*	17,133,333
16,640	Netflix, Inc.*	10,024,601
60,099	Snap, Inc., Class A*	2,826,456

		68,555,789

Pharmaceuticals, Biotechnology & Life Sciences – 7.2%
7,408	10X Genomics, Inc., Class A*	1,103,496
42,204	Adaptive Biotechnologies Corp.*	1,184,244
8,469	Alnylam Pharmaceuticals, Inc.*	1,436,173
18,963	BioMarin Pharmaceutical, Inc.*	1,675,381
15,772	Danaher Corp.	5,189,146
24,339	Eli Lilly & Co.	6,722,918
51,044	Genmab A/S ADR (Denmark)*	2,019,301
7,618	Illumina, Inc.*	2,898,192
6,723	Moderna, Inc.*	1,707,507
18,647	Sarepta Therapeutics, Inc.*	1,679,162
16,563	Seagen, Inc.*	2,560,640
8,798	West Pharmaceutical Services, Inc.	4,126,350

		32,302,510

Real Estate – 1.6%
13,738	American Tower Corp. REIT	4,018,365
3,852	Equinix, Inc. REIT	3,258,176

		7,276,541

Retailing – 8.8%
9,214	Amazon.com, Inc.*	30,722,609
11,764	Etsy, Inc.*	2,575,610
52,398	Farfetch Ltd., Class A (United Kingdom)*	1,751,665
40,925	Ross Stores, Inc.	4,676,909

		39,726,793

Semiconductors & Semiconductor Equipment – 5.8%
93,492	Marvell Technology, Inc.	8,179,615
60,453	NVIDIA Corp.	17,779,832

		25,959,447

Software & Services – 25.1%
16,338	Adobe, Inc.*	9,264,626
18,388	Affirm Holdings, Inc.*	1,849,097
7,942	Atlassian Corp. PLC, Class A*	3,028,205
11,800	Bill.com Holdings, Inc.*	2,939,970
31,466	Dlocal Ltd. (Uruguay)*	1,123,022
7,579	HubSpot, Inc.*	4,995,698
26,628	Mastercard, Inc., Class A	9,567,973
108,792	Microsoft Corp.	36,588,925
9,459	Okta, Inc.*	2,120,424

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Schedule of Investments (continued)

December 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Software & Services – (continued)
49,942	PayPal Holdings, Inc.*	$9,418,062
50,480	Qualtrics International, Inc., Class A*	1,786,992
7,600	ServiceNow, Inc.*	4,933,236
850	Shopify, Inc., Class A (Canada)*	1,170,782
14,213	Snowflake, Inc., Class A*	4,814,654
31,266	Splunk, Inc.*	3,618,102
25,142	Toast, Inc., Class A*(a)	872,679
21,719	UiPath, Inc., Class A*	936,740
14,917	Visa, Inc., Class A	3,232,663
32,568	Workday, Inc., Class A*	8,896,926
4,843	Zscaler, Inc.*	1,556,201

		112,714,977

Technology Hardware & Equipment – 10.3%
41,866	Amphenol Corp., Class A	3,661,600
240,206	Apple, Inc.	42,653,380

		46,314,980

Transportation – 3.1%
33,617	Union Pacific Corp.	8,469,131
24,506	United Parcel Service, Inc., Class B	5,252,616

		13,721,747

TOTAL COMMON STOCKS
(Cost $178,070,332)		$444,821,981

Shares	Dividend Rate	Value

Investment Company – 1.0%(b)
Goldman Sachs Financial Square Government Fund — Institutional Shares
4,509,290	0.026%	$4,509,290
(Cost $4,509,290)

TOTAL INVESTMENTS – 99.9%
(Cost $182,579,622)		$449,331,271

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $182,579,622)		$449,331,271

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.2%
Goldman Sachs Financial Square Government Fund — Institutional Shares
858,041	0.03%	$858,041
(Cost $858,041)

TOTAL INVESTMENTS – 100.1%
(Cost $183,437,663)		$450,189,312

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(262,590)

NET ASSETS – 100.0%		$449,926,722

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Schedule of Investments

December 31, 2021

Shares	Description	Value

Common Stocks – 99.7%
Automobiles & Components – 3.7%
178,011	Ford Motor Co.	$3,697,289
34,167	General Motors Co.*	2,003,211
7,785	Tesla, Inc.*	8,227,032

		13,927,532

Banks – 2.1%
22,672	Citigroup, Inc.	1,369,162
44,387	Citizens Financial Group, Inc.	2,097,286
4,497	JPMorgan Chase & Co.	712,100
168,262	KeyCorp	3,891,900

		8,070,448

Capital Goods – 3.4%
23,624	Caterpillar, Inc.	4,884,026
21,634	Emerson Electric Co.	2,011,313
2,696	Lennox International, Inc.	874,474
4,710	MasTec, Inc.*	434,639
7,049	Otis Worldwide Corp.	613,756
4,314	Parker-Hannifin Corp.	1,372,370
1,461	SiteOne Landscape Supply, Inc.*	353,971
12,316	Stanley Black & Decker, Inc.	2,323,044

		12,867,593

Commercial & Professional Services – 0.2%
5,838	Republic Services, Inc.	814,109

Consumer Durables & Apparel – 0.7%
16,710	D.R. Horton, Inc.	1,812,200
12,158	PulteGroup, Inc.	694,951

		2,507,151

Consumer Services – 2.0%
2,139	Airbnb, Inc., Class A*	356,122
477	Chipotle Mexican Grill, Inc.*	833,915
7,186	Hilton Worldwide Holdings, Inc.*	1,120,944
710	Hyatt Hotels Corp., Class A*	68,089
13,269	Marriott International, Inc., Class A*	2,192,570
1,141	Marriott Vacations Worldwide Corp.	192,806
6,398	McDonald’s Corp.	1,715,112
7,456	Wyndham Hotels & Resorts, Inc.	668,430
10,776	Yum China Holdings, Inc. (China)	537,076

		7,685,064

Diversified Financials – 4.5%
5,022	Ally Financial, Inc.	239,098
4,998	Berkshire Hathaway, Inc., Class B*	1,494,402
29,278	Capital One Financial Corp.	4,247,945
3,796	CME Group, Inc.	867,234
2,256	Raymond James Financial, Inc.	226,502
10,031	S&P Global, Inc.	4,733,930
76,985	Synchrony Financial	3,571,334
9,161	T. Rowe Price Group, Inc.	1,801,419

		17,181,864

Energy – 0.9%
14,057	APA Corp.	377,993
800	EOG Resources, Inc.	71,064

Common Stocks – (continued)
Energy – (continued)
6,512	Hess Corp.	482,084
48,312	Marathon Oil Corp.	793,283
4,071	Occidental Petroleum Corp.	118,018
9,449	Pioneer Natural Resources Co.	1,718,584

		3,561,026

Food, Beverage & Tobacco – 2.6%
2,653	Altria Group, Inc.	125,725
62,269	Archer-Daniels-Midland Co.	4,208,762
24,272	Mondelez International, Inc., Class A	1,609,476
5,795	Monster Beverage Corp.*	556,552
12,501	PepsiCo, Inc.	2,171,549
10,950	Philip Morris International, Inc.	1,040,250

		9,712,314

Health Care Equipment & Services – 6.1%
4,309	Align Technology, Inc.*	2,831,789
7,517	Anthem, Inc.	3,484,430
83,569	Boston Scientific Corp.*	3,550,011
22,944	Cerner Corp.	2,130,809
13,062	Cigna Corp.	2,999,427
16,937	HCA Healthcare, Inc.	4,351,454
7,015	Medtronic PLC	725,702
5,171	Molina Healthcare, Inc.*	1,644,792
474	Teleflex, Inc.	155,699
2,657	UnitedHealth Group, Inc.	1,334,186

		23,208,299

Household & Personal Products – 0.4%
15,772	Colgate-Palmolive Co.	1,345,982

Insurance – 2.6%
16,424	Arch Capital Group Ltd.*	730,047
5,023	Chubb Ltd.	970,996
8,407	Globe Life, Inc.	787,904
16,703	Marsh & McLennan Cos., Inc.	2,903,315
11,957	MetLife, Inc.	747,193
9,600	Reinsurance Group of America, Inc.	1,051,104
16,962	Travelers Cos., Inc. (The)	2,653,366

		9,843,925

Materials – 4.0%
14,551	Air Products and Chemicals, Inc.	4,427,287
11,535	Alcoa Corp.	687,255
15,441	CF Industries Holdings, Inc.	1,092,914
70,270	Dow, Inc.	3,985,714
104,737	Freeport-McMoRan, Inc.	4,370,675
1,037	International Flavors & Fragrances, Inc.	156,224
1,275	Vulcan Materials Co.	264,665

		14,984,734

Media & Entertainment – 9.9%
2,052	Alphabet, Inc., Class A*	5,944,726
4,697	Alphabet, Inc., Class C*	13,591,192
7,236	Charter Communications, Inc., Class A*	4,717,655

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

December 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Media & Entertainment – (continued)
27,493	Meta Platforms, Inc., Class A*	$9,247,271
14,952	News Corp., Class A	333,579
48,586	Omnicom Group, Inc.	3,559,896

		37,394,319

Pharmaceuticals, Biotechnology & Life Sciences – 8.5%
44,752	AbbVie, Inc.	6,059,421
6,567	Amgen, Inc.	1,477,378
5,881	Biogen, Inc.*	1,410,970
2,205	Danaher Corp.	725,467
51,608	Gilead Sciences, Inc.	3,747,257
4,808	Incyte Corp.*	352,907
15,590	IQVIA Holdings, Inc.*	4,398,563
30,433	Johnson & Johnson	5,206,173
2,583	Mettler-Toledo International, Inc.*	4,383,893
2,019	Moderna, Inc.*	512,786
14,847	Perrigo Co. PLC	577,548
3,837	Thermo Fisher Scientific, Inc.	2,560,200
3,660	Vertex Pharmaceuticals, Inc.*	803,736
14,236	Viatris, Inc.	192,613

		32,408,912

Real Estate – 4.1%
90,668	American Homes 4 Rent, Class A REIT	3,954,031
7,154	Camden Property Trust REIT	1,278,277
36,856	Equity LifeStyle Properties, Inc. REIT	3,230,797
58,270	First Industrial Realty Trust, Inc. REIT	3,857,474
65,763	Invitation Homes, Inc. REIT	2,981,694
3,742	Rexford Industrial Realty, Inc. REIT	303,514

		15,605,787

Retailing – 5.4%
3,060	Amazon.com, Inc.*	10,203,081
9,573	AutoNation, Inc.*	1,118,605
4,697	Dick’s Sporting Goods, Inc.	540,108
15,002	eBay, Inc.	997,633
836	Home Depot, Inc. (The)	346,948
38,981	LKQ Corp.	2,340,030
5,923	O’Reilly Automotive, Inc.*	4,183,000
2,106	Ulta Beauty, Inc.*	868,388

		20,597,793

Semiconductors & Semiconductor Equipment – 4.7%
10,956	Applied Materials, Inc.	1,724,036
6,286	Broadcom, Inc.	4,182,767
22,864	Intel Corp.	1,177,496
23,039	NVIDIA Corp.	6,776,001
20,953	Texas Instruments, Inc.	3,949,012

		17,809,312

Software & Services – 19.1%
5,502	Accenture PLC, Class A	2,280,854
48,795	Cognizant Technology Solutions Corp., Class A	4,329,092
2,499	DocuSign, Inc.*	380,623

Common Stocks – (continued)
Software & Services – (continued)
3,358	EPAM Systems, Inc.*	2,244,655
18,787	Fidelity National Information Services, Inc.	2,050,601
12,746	Fortinet, Inc.*	4,580,912
12,197	Gartner, Inc.*	4,077,701
1,573	HubSpot, Inc.*	1,036,843
9,649	International Business Machines Corp.	1,289,685
8,514	Intuit, Inc.	5,476,375
58,999	Microsoft Corp.	19,842,544
13,344	Oracle Corp.	1,163,730
6,810	Palo Alto Networks, Inc.*	3,791,536
27,563	PayPal Holdings, Inc.*	5,197,831
8,658	salesforce.com, Inc.*	2,200,258
6,268	ServiceNow, Inc.*	4,068,621
759	Snowflake, Inc., Class A*	257,111
16,017	VeriSign, Inc.*	4,065,435
33,250	VMware, Inc., Class A	3,853,010
11,384	Western Union Co. (The)	203,091

		72,390,508

Technology Hardware & Equipment – 7.2%
125,662	Apple, Inc.	22,313,801
4,576	Corning, Inc.	170,364
26,468	Dell Technologies, Inc., Class C*	1,486,708
36,088	Hewlett Packard Enterprise Co.	569,108
7,508	NetApp, Inc.	690,661
33,242	Western Digital Corp.*	2,167,711

		27,398,353

Telecommunication Services – 0.4%
19,996	AT&T, Inc.	491,902
30,101	Liberty Global PLC, Class C (United Kingdom)*	845,537

		1,337,439

Transportation – 3.9%
2,671	AMERCO	1,939,760
122,712	CSX Corp.	4,613,971
15,395	Norfolk Southern Corp.	4,583,246
14,325	Union Pacific Corp.	3,608,897
722	United Parcel Service, Inc., Class B	154,754

		14,900,628

Utilities – 3.3%
46,903	American Electric Power Co., Inc.	4,172,960
44,713	CMS Energy Corp.	2,908,581
54,776	NextEra Energy, Inc.	5,113,887
10,868	NRG Energy, Inc.	468,193

		12,663,621

TOTAL INVESTMENTS – 99.7%
(Cost $280,036,732)		$378,216,713

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		1,100,623

NET ASSETS – 100.0%		$379,317,336

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Statements of Assets and Liabilities

December 31, 2021

	Equity Index Fund	Growth Opportunities Fund	International Equity Insights Fund	Large Cap Value Fund

Assets:

Investments in unaffiliated issuers, at value (cost $51,632,794, $52,412,741, $96,651,067 and $362,219,381, respectively)(a)	$219,888,586	$76,546,850	$105,521,390	$485,337,266
Investments in affiliated issuers, at value (cost $204,048, $933,690, $0 and $2,751,464, respectively)	711,926	933,690	—	2,751,464
Investments in securities lending reinvestment vehicle, at value which equals cost	—	688,836	—	—
Cash	352,693	58,964	1,302,192	655,925
Foreign currency, at value (cost $—, $—, $601,238 and $—, respectively)	—	—	608,455	—
Receivables:
Collateral on certain derivative contracts	57,500	—	18,038	—
Dividends	132,536	16,295	129,587	300,280
Reimbursement from investment adviser	20,402	64,853	15,334	24,835
Fund shares sold	13,417	48,981	176,076	154,863
Investments sold	6,501	—	—	—
Securities lending income	—	255	104	—
Foreign tax reclaims	—	—	297,066	—
Other assets	17,884	26,186	10,443	24,226

Total assets	221,201,445	78,384,910	108,078,685	489,248,859

Liabilities:

Variation margin on futures contracts	3,437	—	1,754	—
Payables:
Management fees	55,147	56,660	72,143	292,794
Distribution and Service fees and Transfer Agency fees	53,780	18,455	9,511	78,399
Fund shares redeemed	17	487	7,977	1,416,410
Upon return of securities loaned	—	688,836	—	—
Legal fees	—	—	126,403	—
Printing and postage fees	—	—	123,727	—
Accrued expenses	176,770	151,966	186,394	199,180

Total liabilities	289,151	916,404	527,909	1,986,783

Net Assets:

Paid-in capital	54,685,748	51,626,338	99,106,900	359,134,295
Total distributable earnings	166,226,546	25,842,168	8,443,876	128,127,781

NET ASSETS	$220,912,294	$77,468,506	$107,550,776	$487,262,076
Net Assets:
Institutional	$—	$482,730	$63,178,996	$179,541,336
Service	220,912,294	76,985,776	44,371,780	307,720,740

Total Net Assets	$220,912,294	$77,468,506	$107,550,776	$487,262,076
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Institutional	—	36,982	6,896,709	18,003,308
Service	9,779,661	6,311,158	4,821,072	30,841,732
Net asset value and offering price per share:
Institutional	$—	$13.05	$9.16	$9.97
Service	22.59	12.20	9.20	9.98

(a)	Includes loaned securities having a market value of $–, $656,769, $– and $–.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Statements of Assets and Liabilities (continued)

December 31, 2021

	Mid Cap Value Fund	Small Cap Equity Insights Fund	Strategic Growth Fund	U.S. Equity Insights Fund

Assets:

Investments in unaffiliated issuers, at value (cost $392,122,511, $115,956,688, $178,070,332 and $280,036,732, respectively)(a)	$547,975,739	$128,936,106	$444,821,981	$378,216,713
Investments in affiliated issuers, at value (cost $4,761,405, $—, $4,509,290 and $—, respectively)	4,761,405	—	4,509,290	—
Cash	572,873	2,000,736	1,108,130	3,209,179
Investments in securities lending reinvestment vehicle, at value which equals cost	—	1,845,983	858,041	—
Receivables:
Dividends	412,301	86,319	81,966	169,014
Reimbursement from investment adviser	20,752	11,405	16,817	20,623
Fund shares sold	15,511	27,581	9,741	136,745
Securities lending income	180	562	1,693	59
Other assets	66,653	1,947	3,225	33,998

Total assets	553,825,414	132,910,639	451,410,884	381,786,331

Liabilities:

Variation margin on futures contracts	—	1,230	—	—
Payables:
Fund shares redeemed	452,370	22,251	100,283	2,033,242
Management fees	352,716	76,100	269,955	195,695
Distribution and Service fees and Transfer Agency fees	47,579	7,079	68,410	22,285
Upon return of securities loaned	—	1,845,983	858,041	—
Accrued expenses	375,126	128,055	187,473	217,773

Total liabilities	1,227,791	2,080,698	1,484,162	2,468,995

Net Assets:

Paid-in capital	380,614,777	117,105,802	176,905,221	280,371,390
Total distributable earnings	171,982,846	13,724,139	273,021,501	98,945,946

NET ASSETS	$552,597,623	$130,829,941	$449,926,722	$379,317,336
Net Assets:
Institutional	$383,315,080	$108,716,290	$187,144,443	$317,468,228
Service	169,282,543	22,113,651	262,782,279	61,849,108

Total Net Assets	$552,597,623	$130,829,941	$449,926,722	$379,317,336
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Institutional	19,629,013	8,309,263	11,256,169	15,824,057
Service	8,581,180	1,710,470	15,873,835	3,056,585
Net asset value and offering price per share:
Institutional	$19.53	$13.08	$16.63	$20.06
Service	19.73	12.93	16.55	20.23

(a)	Includes loaned securities having a market value of $–, $1,741,223, $799,585 and $–.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Statements of Operations

For the Fiscal Year Ended December 31, 2021

	Equity Index Fund	Growth Opportunities Fund	International Equity Insights Fund	Large Cap Value Fund

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $726, $—, $252,803 and $20,034, respectively)	$2,813,980	$277,766	$3,220,971	$8,466,618
Securities lending income — affiliated issuer	343	18,822	2,501	—
Dividends — affiliated issuers	4,875	205	—	500

Total investment income	2,819,198	296,793	3,223,472	8,467,118

Expenses:

Management fees	607,870	698,556	847,876	3,450,732
Distribution and/or Service (12b-1) fees	506,557	200,180	112,989	765,855
Professional fees	107,932	105,485	94,562	105,590
Custody, accounting and administrative services	67,771	71,367	172,907	82,591
Printing and mailing costs	67,176	35,804	58,060	15,079
Transfer Agency fees(a)	40,522	16,058	20,934	95,848
Trustee fees	19,528	19,363	19,307	19,939
Other	28	—	7,758	10,466

Total expenses	1,417,384	1,146,813	1,334,393	4,546,100

Less — expense reductions	(447,223)	(355,402)	(310,436)	(530,610)

Net expenses	970,161	791,411	1,023,957	4,015,490

NET INVESTMENT INCOME (LOSS)	1,849,037	(494,618)	2,199,515	4,451,628

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers	11,827,497	13,222,693	14,648,412	71,561,670
Investments — affiliated issuers	34,656	—	—	—
Futures	410,607	—	189,281	—
Foreign currency transactions	—	—	(103,994)	(2)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	36,423,626	(3,912,879)	(5,269,670)	26,553,599
Investments — affiliated issuers	198,739	—	—	—
Futures	(28,046)	—	(22,567)	—
Foreign currency translations	—	—	(44,008)	1

Net realized and unrealized gain	48,867,079	9,309,814	9,397,454	98,115,268

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$50,716,116	$8,815,196	$11,596,969	$102,566,896

(a) Class specific Transfer Agency fees were as follows:

	Transfer Agency Fees
Fund	Institutional	Service
Equity Index Fund	$—	$40,522
Growth Opportunities Fund	45	16,013
International Equity Insights Fund	11,277	9,657
Large Cap Value Fund	34,583	61,265

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Statements of Operations (continued)

For the Fiscal Year Ended December 31, 2021

	Mid Cap Value Fund	Small Cap Equity Insights Fund	Strategic Growth Fund	U.S. Equity Insights Fund

Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $—, $3,161, $2,482 and $1,515, respectively)	$6,802,472	$1,436,021	$1,949,249	$4,805,998
Securities lending income — affiliated issuer	2,450	10,077	71,582	24,429
Dividends — affiliated issuers	781	350	721	—

Total investment income	6,805,703	1,446,448	2,021,552	4,830,427

Expenses:
Management fees	4,051,144	881,928	3,119,318	2,199,946
Distribution and/or Service (12b-1) fees	413,782	48,988	652,229	129,058
Custody, accounting and administrative services	76,850	87,222	76,190	78,674
Professional fees	105,678	106,968	109,838	107,038
Transfer Agency fees(a)	105,218	25,196	87,863	70,962
Printing and mailing costs	98,620	46,989	43,491	44,884
Trustee fees	20,002	19,426	19,857	19,736
Other	13,399	1,429	7,431	5,615

Total expenses	4,884,693	1,218,146	4,116,217	2,655,913

Less — expense reductions	(95,715)	(145,882)	(237,970)	(563,643)

Net expenses	4,788,978	1,072,264	3,878,247	2,092,270

NET INVESTMENT INCOME (LOSS)	2,016,725	374,184	(1,856,695)	2,738,157

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	99,516,679	25,941,494	54,667,136	77,080,399
Futures	—	192,178	—	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	38,869,211	(1,855,294)	33,677,090	10,800,923
Futures	—	(43,630)	—	—

Net realized and unrealized gain	138,385,890	24,234,748	88,344,226	87,881,322

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$140,402,615	$24,608,932	$86,487,531	$90,619,479

(a) Class specific Transfer Agency fees were as follows:

	Transfer Agency Fees
Fund	Institutional	Service
Mid Cap Value Fund	$72,117	$33,101
Small Cap Equity Insights Fund	21,277	3,919
Strategic Growth Fund	35,688	52,175
U.S. Equity Insights Fund	59,256	11,706

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Statements of Changes in Net Assets

	Equity Index Fund		Growth Opportunities Fund
	For the Fiscal Year Ended December 31, 2021	For the Fiscal Year Ended December 31, 2020	For the Fiscal Year Ended December 31, 2021	For the Fiscal Year Ended December 31, 2020

From operations:
Net investment income (loss)	$1,849,037	$2,155,109	$(494,618)	$(358,175)
Net realized gain	12,272,760	14,732,526	13,222,693	15,934,579
Net change in unrealized gain (loss)	36,594,319	10,894,526	(3,912,879)	10,213,950

Net increase in net assets resulting from operations	50,716,116	27,782,161	8,815,196	25,790,354

Distributions to shareholders:
From distributable earnings:
Institutional Shares	—	—	(67,989)	(23,510)
Service Shares	(16,050,234)	(14,476,879)	(13,375,264)	(13,714,506)

Total distributions to shareholders	(16,050,234)	(14,476,879)	(13,443,253)	(13,738,016)

From share transactions:
Proceeds from sales of shares	8,243,921	2,826,875	3,372,373	8,075,423
Reinvestment of distributions	16,050,234	14,476,879	13,443,253	13,738,016
Cost of shares redeemed	(23,750,642)	(24,448,149)	(17,004,840)	(25,079,859)

Net increase (decrease) in net assets resulting from share transactions	543,513	(7,144,395)	(189,214)	(3,266,420)

TOTAL INCREASE (DECREASE)	35,209,395	6,160,887	(4,817,271)	8,785,918

Net assets:

Beginning of year	185,702,899	179,542,012	82,285,777	73,499,859

End of year	$220,912,294	$185,702,899	$77,468,506	$82,285,777

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Statements of Changes in Net Assets (continued)

	International Equity Insights Fund		Large Cap Value Fund
	For the Fiscal Year Ended December 31, 2021	For the Fiscal Year Ended December 31, 2020	For the Fiscal Year Ended December 31, 2021	For the Fiscal Year Ended December 31, 2020

From operations:
Net investment income	$2,199,515	$1,197,265	$4,451,628	$5,387,194
Net realized gain (loss)	14,733,699	(4,206,523)	71,561,668	(6,988,415)
Net change in unrealized gain (loss)	(5,336,245)	8,183,210	26,553,600	20,107,747

Net increase in net assets resulting from operations	11,596,969	5,173,952	102,566,896	18,506,526

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(3,288,959)	(717,721)	(23,694,892)	(4,769,206)
Service Shares	(2,232,384)	(579,185)	(40,039,323)	(8,295,083)

Total distributions to shareholders	(5,521,343)	(1,296,906)	(63,734,215)	(13,064,289)

From share transactions:
Proceeds from sales of shares	14,541,209	15,760,187	16,916,259	34,531,693
Reinvestment of distributions	5,521,343	1,296,906	63,734,215	13,064,288
Cost of shares redeemed	(16,387,138)	(15,650,946)	(91,861,106)	(63,270,455)

Net increase (decrease) in net assets resulting from share transactions	3,675,414	1,406,147	(11,210,632)	(15,674,474)

TOTAL INCREASE (DECREASE)	9,751,040	5,283,193	27,622,049	(10,232,237)

Net assets:

Beginning of year	97,799,736	92,516,543	459,640,027	469,872,264

End of year	$107,550,776	$97,799,736	$487,262,076	$459,640,027

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Statements of Changes in Net Assets (continued)

	Mid Cap Value Fund		Small Cap Equity Insights Fund
	For the Fiscal Year Ended December 31, 2021	For the Fiscal Year Ended December 31, 2020	For the Fiscal Year Ended December 31, 2021	For the Fiscal Year Ended December 31, 2020

From operations:
Net investment income	$2,016,725	$2,391,622	$374,184	$350,873
Net realized gain (loss)	99,516,679	(9,440,981)	26,133,672	2,742,391
Net change in unrealized gain (loss)	38,869,211	27,741,103	(1,898,924)	5,323,157

Net increase in net assets resulting from operations	140,402,615	20,691,744	24,608,932	8,416,421

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(51,237,122)	(6,463,230)	(23,948,283)	(1,169,326)
Service Shares	(22,180,324)	(2,864,537)	(4,659,058)	(210,446)

Total distributions to shareholders	(73,417,446)	(9,327,767)	(28,607,341)	(1,379,772)

From share transactions:
Proceeds from sales of shares	13,454,928	104,182,481	30,972,672	12,162,071
Reinvestment of distributions	73,417,446	9,327,767	28,607,341	1,379,772
Cost of shares redeemed	(87,544,935)	(148,714,253)	(26,877,758)	(13,986,049)

Net increase (decrease) in net assets resulting from share transactions	(672,561)	(35,204,005)	32,702,255	(444,206)

TOTAL INCREASE (DECREASE)	66,312,608	(23,840,028)	28,703,846	6,592,443

Net assets:

Beginning of year	486,285,015	510,125,043	102,126,095	95,533,652

End of year	$552,597,623	$486,285,015	$130,829,941	$102,126,095

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Statements of Changes in Net Assets (continued)

	Strategic Growth Fund		U.S. Equity Insights Fund
	For the Fiscal Year Ended December 31, 2021	For the Fiscal Year Ended December 31, 2020	For the Fiscal Year Ended December 31, 2021	For the Fiscal Year Ended December 31, 2020

From operations:
Net investment income (loss)	$(1,856,695)	$(559,611)	$2,738,157	$2,391,184
Net realized gain	54,667,136	39,110,537	77,080,399	17,525,008
Net change in unrealized gain	33,677,090	78,842,415	10,800,923	28,349,314

Net increase in net assets resulting from operations	86,487,531	117,393,341	90,619,479	48,265,506

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(22,122,701)	(12,680,432)	(71,715,395)	(12,570,928)
Service Shares	(31,302,896)	(19,462,681)	(13,647,143)	(2,480,325)

Total distributions to shareholders	(53,425,597)	(32,143,113)	(85,362,538)	(15,051,253)

From share transactions:
Proceeds from sales of shares	14,745,884	82,639,601	24,061,285	13,712,118
Reinvestment of distributions	53,425,597	32,143,113	85,362,538	15,051,253
Cost of shares redeemed	(76,950,698)	(145,449,611)	(57,104,159)	(52,367,727)

Net increase (decrease) in net assets resulting from share transactions	(8,779,217)	(30,666,897)	52,319,664	(23,604,356)

TOTAL INCREASE	24,282,717	54,583,331	57,576,605	9,609,897

Net assets:

Beginning of year	425,644,005	371,060,674	321,740,731	312,130,834

End of year	$449,926,722	$425,644,005	$379,317,336	$321,740,731

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Index Fund
	Service Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017

Per Share Data

Net asset value, beginning of year	$19.01	$17.50	$14.43	$16.60	$14.49

Net investment income(a)	0.20	0.22	0.25	0.25	0.24

Net realized and unrealized gain (loss)	5.14	2.89	4.18	(1.04)	2.85

Total from investment operations	5.34	3.11	4.43	(0.79)	3.09

Distributions to shareholders from net investment income	(0.22)	(0.23)	(0.26)	(0.27)	(0.26)

Distributions to shareholders from net realized gains	(1.54)	(1.37)	(1.10)	(1.11)	(0.72)

Total distributions	(1.76)	(1.60)	(1.36)	(1.38)	(0.98)

Net asset value, end of year	$22.59	$19.01	$17.50	$14.43	$16.60

Total Return(b)	28.20%	17.84%	30.85%	(4.87)%	21.29%

Net assets, end of period (in 000’s)	$220,912	$185,703	$179,542	$155,098	$179,036

Ratio of net expenses to average net assets	0.48%	0.48%	0.50%	0.48%	0.48%

Ratio of total expenses to average net assets	0.70%	0.76%	0.78%	0.72%	0.71%

Ratio of net investment income to average net assets	0.91%	1.28%	1.48%	1.48%	1.53%

Portfolio turnover rate(c)	4%	4%	3%	4%	2%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Opportunities Fund
	Institutional Shares
	Year Ended December 31,(a)
	2021	2020	2019	2018	2017

Per Share Data

Net asset value, beginning of year	$13.93	$11.50	$10.51	$31.13	$27.13

Net investment income (loss)(b)	(0.07)	(0.04)	(0.01)	(0.02)	(0.04)

Net realized and unrealized gain (loss)	1.71	5.06	3.59	(1.30)	7.40

Total from investment operations	1.64	5.02	3.58	(1.32)	7.36

Distributions to shareholders from net realized gains	(2.52)	(2.59)	(2.59)	(19.30)	(3.36)

Net asset value, end of year	$13.05	$13.93	$11.50	$10.51	$31.13

Total Return(c)	11.65%	44.33%	34.35%	(4.17)%	27.14%

Net assets, end of period (in 000’s)	$483	$151	$94	$59	$52

Ratio of net expenses to average net assets	0.83%	0.85%	0.88%	0.85%	0.87%

Ratio of total expenses to average net assets	1.33%	1.23%	1.26%	1.20%	1.14%

Ratio of net investment income (loss) to average net assets	(0.47)%	(0.34)%	(0.12)%	(0.08)%	(0.13)%

Portfolio turnover rate(d)	50%	71%	75%	59%	57%

(a)	All per share amounts representing data prior to May 17, 2019 have been restated to reflect a 4 to 1 reverse stock split which occurred on that date.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Opportunities Fund
	Service Shares
	Year Ended December 31,(a)
	2021	2020	2019	2018	2017

Per Share Data

Net asset value, beginning of year	$13.19	$11.00	$10.15	$30.80	$26.92

Net investment loss(b)	(0.09)	(0.06)	(0.02)	(0.07)	(0.08)

Net realized and unrealized gain (loss)	1.62	4.84	3.46	(1.28)	7.32

Total from investment operations	1.53	4.78	3.44	(1.35)	7.24

Distributions to shareholders from net realized gains	(2.52)	(2.59)	(2.59)	(19.30)	(3.36)

Net asset value, end of year	$12.20	$13.19	$11.00	$10.15	$30.80

Total Return(c)	11.48%	44.16%	34.06%	(4.34)%	26.92%

Net assets, end of period (in 000’s)	$76,986	$82,134	$73,406	$59,910	$170,785

Ratio of net expenses to average net assets	0.99%	1.01%	1.04%	1.01%	1.02%

Ratio of total expenses to average net assets	1.43%	1.48%	1.51%	1.44%	1.39%

Ratio of net investment loss to average net assets	(0.62)%	(0.50)%	(0.28)%	(0.24)%	(0.26)%

Portfolio turnover rate(d)	50%	71%	75%	59%	57%

(a)	All per share amounts representing data prior to May 17, 2019 have been restated to reflect a 4 to 1 reverse stock split which occurred on that date.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund
	Institutional Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017

Per Share Data

Net asset value, beginning of year	$8.62	$8.19	$7.08	$10.88	$8.75

Net investment income(a)	0.21	0.12	0.17	0.19	0.17

Net realized and unrealized gain (loss)	0.83	0.43	1.14	(1.94)	2.16

Total from investment operations	1.04	0.55	1.31	(1.75)	2.33

Distributions to shareholders from net investment income	(0.27)	(0.12)	(0.20)	(0.21)	(0.20)

Distributions to shareholders from net realized gains	(0.23)	—	— (b)	(1.84)	—

Total distributions	(0.50)	(0.12)	(0.20)	(2.05)	(0.20)

Net asset value, end of year	$9.16	$8.62	$8.19	$7.08	$10.88

Total Return(c)	12.17%	6.79%	18.45%	(16.28)%	26.60%

Net assets, end of period (in 000’s)	$63,179	$50,114	$43,632	$37,829	$41,512

Ratio of net expenses to average net assets	0.85%	0.87%	0.90%	0.87%	0.87%

Ratio of total expenses to average net assets	1.14%	1.37%	1.31%	1.23%	1.02%

Ratio of net investment income to average net assets	2,22%	1.59%	3.21%	1.79%	1.69%

Portfolio turnover rate(d)	167%	175%	146%	156%	23%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund
	Service Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017

Per Share Data

Net asset value, beginning of year	$8.66	$8.23	$7.11	$10.91	$8.78

Net investment income (loss)(a)	0.19	0.10	0.15	0.14	0.14

Net realized and unrealized gain (loss)	0.83	0.44	1.15	(1.93)	2.16

Total from investment operations	1.02	0.54	1.30	(1.79)	2.30

Distributions to shareholders from net investment income	(0.25)	(0.11)	(0.18)	(0.17)	(0.17)

Distributions to shareholders from net realized gains	(0.23)	—	— (b)	(1.84)	—

Total distributions	(0.48)	(0.11)	(0.18)	(2.01)	(0.17)

Net asset value, end of year	$9.20	$8.66	$8.23	$7.11	$10.91

Total Return(c)	11.81%	6.53%	18.23%	(16.55)%	26.21%

Net assets, end of period (in 000’s)	$44,372	$47,685	$48,884	$43,923	$123,778

Ratio of net expenses to average net assets	1.10%	1.12%	1.15%	1.12%	1.12%

Ratio of total expenses to average net assets	1.40%	1.61%	1.55%	1.43%	1.27%

Ratio of net investment income (loss) to average net assets	1.97%	1.30%	1.89%	1.30%	1.44%

Portfolio turnover rate(d)	167%	175%	146%	156%	23%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Institutional Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017

Per Share Data

Net asset value, beginning of year	$9.27	$9.19	$7.67	$9.06	$10.16

Net investment income(a)	0.11	0.12	0.13	0.12	0.16

Net realized and unrealized gain (loss)	2.09	0.24	1.86	(0.88)	0.83

Total from investment operations	2.20	0.36	1.99	(0.76)	0.99

Distributions to shareholders from net investment income	(0.13)	(0.12)	(0.14)	(0.12)	(0.18)

Distributions to shareholders from net realized gains	(1.37)	(0.16)	(0.33)	(0.51)	(1.91)

Total distributions	(1.50)	(0.28)	(0.47)	(0.63)	(2.09)

Net asset value, end of year	$9.97	$9.27	$9.19	$7.67	$9.06

Total Return(b)	24.13%	3.97%	25.93%	(8.46)%	9.85%

Net assets, end of period (in 000’s)	$179,541	$160,076	$163,814	$150,963	$188,182

Ratio of net expenses to average net assets	0.69%	0.71%	0.73%	0.71%	0.72%

Ratio of total expenses to average net assets	0.79%	0.81%	0.83%	0.81%	0.81%

Ratio of net investment income to average net assets	1.08%	1.44%	1.46%	1.32%	1.50%

Portfolio turnover rate(c)	54%	58%	58%	125%	127%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Service Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017

Per Share Data

Net asset value, beginning of year	$9.27	$9.19	$7.67	$9.06	$10.16

Net investment income (loss)(a)	0.09	0.10	0.11	0.10	0.13

Net realized and unrealized gain (loss)	2.09	0.24	1.85	(0.88)	0.83

Total from investment operations	2.18	0.34	1.96	(0.78)	0.96

Distributions to shareholders from net investment income	(0.10)	(0.10)	(0.11)	(0.10)	(0.15)

Distributions to shareholders from net realized gains	(1.37)	(0.16)	(0.33)	(0.51)	(1.91)

Total distributions	(1.47)	(0.26)	(0.44)	(0.61)	(2.06)

Net asset value, end of year	$9.98	$9.27	$9.19	$7.67	$9.06

Total Return(b)	23.93%	3.73%	25.61%	(8.72)%	9.56%

Net assets, end of period (in 000’s)	$307,721	$299,564	$306,058	$282,891	$358,776

Ratio of net expenses to average net assets	0.92%	0.94%	0.98%	0.96%	0.97%

Ratio of total expenses to average net assets	1.04%	1.06%	1.08%	1.06%	1.06%

Ratio of net investment income (loss) to average net assets	0.84%	1.21%	1.21%	1.07%	1.26%

Portfolio turnover rate(c)	54%	58%	58%	125%	127%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Institutional Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017

Per Share Data

Net asset value, beginning of year	$17.23	$16.22	$12.89	$16.93	$16.23

Net investment income(a)	0.09	0.10	0.13	0.13	0.12

Net realized and unrealized gain (loss)	5.20	1.26	3.93	(1.86)	1.68

Total from investment operations	5.29	1.36	4.06	(1.73)	1.80

Distributions to shareholders from net investment income	(0.10)	(0.10)	(0.13)	(0.23)	(0.13)

Distributions to shareholders from net realized gains	(2.89)	(0.25)	(0.60)	(2.08)	(0.97)

Total distributions	(2.99)	(0.35)	(0.73)	(2.31)	(1.10)

Net asset value, end of year	$19.53	$17.23	$16.22	$12.89	$16.93

Total Return(b)	30.95%	8.38%	31.53%	(10.46)%	11.07%

Net assets, end of period (in 000’s)	$383,315	$327,376	$335,229	$300,056	$388,709

Ratio of net expenses to average net assets	0.83%	0.84%	0.87%	0.84%	0.84%

Ratio of total expenses to average net assets	0.85%	0.90%	0.90%	0.86%	0.87%

Ratio of net investment income to average net assets	0.46%	0.68%	0.85%	0.75%	0.71%

Portfolio turnover rate(c)	63%	111%	89%	109%	134%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Service Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017

Per Share Data

Net asset value, beginning of year	$17.39	$16.37	$13.01	$16.95	$16.25

Net investment income (loss)(a)	0.04	0.06	0.10	0.07	0.08

Net realized and unrealized gain (loss)	5.24	1.28	3.95	(1.84)	1.68

Total from investment operations	5.28	1.34	4.05	(1.77)	1.76

Distributions to shareholders from net investment income	(0.05)	(0.07)	(0.09)	(0.09)	(0.09)

Distributions to shareholders from net realized gains	(2.89)	(0.25)	(0.60)	(2.08)	(0.97)

Total distributions	(2.94)	(0.32)	(0.69)	(2.17)	(1.06)

Net asset value, end of year	$19.73	$17.39	$16.37	$13.01	$16.95

Total Return(b)	30.57%	8.17%	31.17%	(10.70)%	10.85%

Net assets, end of period (in 000’s)	$169,283	$158,909	$174,896	$76,835	$381,172

Ratio of net expenses to average net assets	1.08%	1.09%	1.12%	1.09%	1.09%

Ratio of total expenses to average net assets	1.10%	1.14%	1.16%	1.11%	1.12%

Ratio of net investment income (loss) to average net assets	0.21%	0.39%	0.66%	0.42%	0.47%

Portfolio turnover rate(c)	63%	111%	89%	109%	134%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund
	Institutional Shares
	Year Ended December 31,
	2021		2020	2019	2018		2017

Per Share Data

Net asset value, beginning of year	$13.51		$12.62	$10.37	$13.66		$13.79

Net investment income(a)	0.05	(b)	0.05	0.06	0.07	(c)	0.08

Net realized and unrealized gain (loss)	3.17		1.03	2.51	(1.21)		1.53

Total from investment operations	3.22		1.08	2.57	(1.14)		1.61

Distributions to shareholders from net investment income	(0.08)		(0.03)	(0.06)	(0.07)		(0.08)

Distributions to shareholders from net realized gains	(3.57)		(0.16)	(0.26)	(2.08)		(1.66)

Total distributions	(3.65)		(0.19)	(0.32)	(2.15)		(1.74)

Net asset value, end of year	$13.08		$13.51	$12.62	$10.37		$13.66

Total Return(d)	23.79%		8.56%	24.84%	(8.62)%		11.57%

Net assets, end of period (in 000’s)	$108,716		$84,887	$79,791	$68,951		$77,815

Ratio of net expenses to average net assets	0.81%		0.81%	0.86%	0.81%		0.81%

Ratio of total expenses to average net assets	0.93%		1.08%	1.05%	0.98%		1.00%

Ratio of net investment income to average net assets	0.34	%(b)	0.46%	0.51%	0.46	%(c)	0.53%

Portfolio turnover rate(e)	172%		147%	125%	116%		110%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.22% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.17% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund
	Service Shares
	Year Ended December 31,
	2021		2020	2019	2018		2017

Per Share Data

Net asset value, beginning of year	$13.39		$12.51	$10.28	$13.55		$13.70

Net investment income(a)	0.01	(b)	0.02	0.03	0.03	(c)	0.04

Net realized and unrealized gain (loss)	3.14		1.02	2.49	(1.19)		1.51

Total from investment operations	3.15		1.04	2.52	(1.16)		1.55

Distributions to shareholders from net investment income	(0.04)		—	(0.03)	(0.03)		(0.04)

Distributions to shareholders from net realized gains	(3.57)		(0.16)	(0.26)	(2.08)		(1.66)

Total distributions	(3.61)		(0.16)	(0.29)	(2.11)		(1.70)

Net asset value, end of year	$12.93		$13.39	$12.51	$10.28		$13.55

Total Return(d)	23.50%		8.34%	24.53%	(8.82)%		11.22%

Net assets, end of period (in 000’s)	$22,114		$17,239	$15,742	$16,537		$20,505

Ratio of net expenses to average net assets	1.06%		1.06%	1.10%	1.06%		1.06%

Ratio of total expenses to average net assets	1.18%		1.33%	1.30%	1.23%		1.25%

Ratio of net investment income to average net assets	0.09	%(b)	0.22%	0.27%	0.19	%(c)	0.28%

Portfolio turnover rate(e)	172%		147%	125%	116%		110%
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.22% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.17% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Institutional Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017

Per Share Data

Net asset value, beginning of year	$15.43	$11.90	$9.78	$19.73	$15.83

Net investment income (loss)(a)	(0.05)	— (b)	0.03	0.06	0.09

Net realized and unrealized gain (loss)	3.46	4.79	3.43	(0.18)	4.77

Total from investment operations	3.41	4.79	3.46	(0.12)	4.86

Distributions to shareholders from net investment income	—	(0.01)	(0.04)	(0.10)	(0.10)

Distributions to shareholders from net realized gains	(2.21)	(1.25)	(1.30)	(9.73)	(0.86)

Total distributions	(2.21)	(1.26)	(1.34)	(9.83)	(0.96)

Net asset value, end of year	$16.63	$15.43	$11.90	$9.78	$19.73

Total Return(c)	21.93%	40.37%	35.53%	(1.04)%	30.66%

Net assets, end of period (in 000’s)	$187,144	$167,930	$129,686	$102,199	$115,693

Ratio of net expenses to average net assets	0.73%	0.74%	0.77%	0.74%	0.76%

Ratio of total expenses to average net assets	0.79%	0.81%	0.85%	0.82%	0.82%

Ratio of net investment income (loss) to average net assets	(0.27)%	(0.01)%	0.29%	0.30%	0.48%

Portfolio turnover rate(d)	20%	45%	44%	41%	37%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Service Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017

Per Share Data

Net asset value, beginning of year	$15.41	$11.91	$9.78	$19.68	$15.79

Net investment income (loss)(a)	(0.09)	(0.03)	0.01	0.01	0.04

Net realized and unrealized gain (loss)	3.44	4.78	3.43	(0.18)	4.76

Total from investment operations	3.35	4.75	3.44	(0.17)	4.80

Distributions to shareholders from net investment income	—	—	(0.01)	—	(0.05)

Distributions to shareholders from net realized gains	(2.21)	(1.25)	(1.30)	(9.73)	(0.86)

Total distributions	(2.21)	(1.25)	(1.31)	(9.73)	(0.91)

Net asset value, end of year	$16.55	$15.41	$11.91	$9.78	$19.68

Total Return(b)	21.56%	39.98%	35.32%	(1.32)%	30.36%

Net assets, end of period (in 000’s)	$262,782	$257,714	$241,375	$139,414	$425,679

Ratio of net expenses to average net assets	0.98%	0.99%	1.02%	0.99%	1.01%

Ratio of total expenses to average net assets	1.04%	1.06%	1.10%	1.07%	1.07%

Ratio of net investment income (loss) to average net assets	(0.52)%	(0.24)%	0.04%	0.04%	0.23%

Portfolio turnover rate(c)	20%	45%	44%	41%	37%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Insights Fund
	Institutional Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017

Per Share Data

Net asset value, beginning of year	$20.08	$17.93	$15.03	$19.41	$17.65

Net investment income(a)	0.18	0.15	0.21	0.22	0.28

Net realized and unrealized gain (loss)	5.61	2.98	3.57	(1.38)	3.98

Total from investment operations	5.79	3.13	3.78	(1.16)	4.26

Distributions to shareholders from net investment income	(0.19)	(0.16)	(0.23)	(0.25)	(0.28)

Distributions to shareholders from net realized gains	(5.62)	(0.82)	(0.65)	(2.97)	(2.22)

Total distributions	(5.81)	(0.98)	(0.88)	(3.22)	(2.50)

Net asset value, end of year	$20.06	$20.08	$17.93	$15.03	$19.41

Total Return(b)	29.41%	17.49%	25.21%	(6.19)%	24.07%

Net assets, end of period (in 000’s)	$317,468	$267,592	$256,930	$235,553	$277,952

Ratio of net expenses to average net assets	0.55%	0.56%	0.58%	0.58%	0.62%

Ratio of total expenses to average net assets	0.71%	0.75%	0.76%	0.73%	0.70%

Ratio of net investment income to average net assets	0.81%	0.85%	1.24%	1.12%	1.42%

Portfolio turnover rate(c)	206%	203%	187%	160%	184%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Insights Fund
	Service Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017

Per Share Data

Net asset value, beginning of year	$20.21	$18.04	$15.12	$19.48	$17.71

Net investment income(a)	0.14	0.12	0.18	0.18	0.24

Net realized and unrealized gain (loss)	5.64	2.99	3.58	(1.37)	3.99

Total from investment operations	5.78	3.11	3.76	(1.19)	4.23

Distributions to shareholders from net investment income	(0.14)	(0.12)	(0.19)	(0.20)	(0.24)

Distributions to shareholders from net realized gains	(5.62)	(0.82)	(0.65)	(2.97)	(2.22)

Total distributions	(5.76)	(0.94)	(0.84)	(3.17)	(2.46)

Net asset value, end of year	$20.23	$20.21	$18.04	$15.12	$19.48

Total Return(b)	29.11%	17.27%	24.93%	(6.36)%	23.80%

Net assets, end of period (in 000’s)	$61,849	$54,149	$55,201	$53,208	$142,210

Ratio of net expenses to average net assets	0.77%	0.77%	0.79%	0.79%	0.82%

Ratio of total expenses to average net assets	0.93%	1.00%	1.01%	0.97%	0.95%

Ratio of net investment income to average net assets	0.60%	0.63%	1.03%	0.88%	1.21%

Portfolio turnover rate(c)	206%	203%	187%	160%	184%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Notes to Financial Statements

December 31, 2021

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Equity Index	Service	Diversified
Growth Opportunities	Institutional and Service	Diversified
International Equity Insights	Institutional and Service	Diversified
Large Cap Value	Institutional and Service	Diversified
Mid Cap Value	Institutional and Service	Diversified
Small Cap Equity Insights	Institutional and Service	Diversified
Strategic Growth	Institutional and Service	Non-Diversified
U.S. Equity Insights	Institutional and Service	Diversified

Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM” or the “Investment Adviser”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses

103

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2021

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.
3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price

104

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

105

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2021

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2021:

EQUITY INDEX FUND
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Asia	$326,864	$—	$—
Europe	975,201	—	—
North America	219,298,447	—	—

Total	$220,600,512	$—	$—

Derivative Type

Assets(b)
Futures Contracts	$13,903	$—	$—

GROWTH OPPORTUNITIES FUND
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Europe	$1,481,810	$—	$—
North America	74,667,775	—	—
South America	397,265	—	—
Investment Company	933,690	—	—
Securities Lending Reinvestment Vehicle	688,836	—	—

Total	$78,169,376	$—	$—

106

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INTERNATIONAL EQUITY INSIGHTS FUND
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$1,011,073	$—
Asia	47,127	31,045,170	—
Europe	2,320,278	57,792,496	—
North America	—	3,088,815	—
Oceania	1,176,136	9,040,295	—

Total	$3,543,541	$101,977,849	$—

Derivative Type

Assets(b)
Futures Contracts	$2,788	$—	$—

LARGE CAP VALUE FUND
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Europe	$10,354,344	$—	$—
North America	474,982,922	—	—
Investment Company	2,751,464	—	—

Total	$488,088,730	$—	$—

MID CAP VALUE FUND
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Europe	$12,539,163	$—	$—
North America	535,436,576	—	—
Investment Company	4,761,405	—	—

Total	$552,737,144	$—	$—

SMALL CAP EQUITY INSIGHTS FUND
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Africa	$100,994	$—	$—
Asia	937,750	—	—
Europe	591,542	—	—
North America	127,305,820	—	—
Securities Lending Reinvestment Vehicle	1,845,983	—	—

Total	$130,782,089	$—	$—

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Notes to Financial Statements (continued)

December 31, 2021

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SMALL CAP EQUITY INSIGHTS FUND (continued)
Derivative Type	Level 1	Level 2	Level 3

Assets(b)
Futures Contracts	$10,175	$—	$—

STRATEGIC GROWTH FUND
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Europe	$6,514,692	$—	$—
North America	437,184,267	—	—
South America	1,123,022	—	—
Investment Company	4,509,290	—	—
Securities Lending Reinvestment Vehicle	858,041	—	—

Total	$450,189,312	$—	$—

U.S. EQUITY INSIGHTS FUND
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Asia	$537,076	$—	$—
Europe	845,537	—	—
North America	376,834,100	—	—

Total	$378,216,713	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third-party (fair value) service for certain international equity securities resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2021. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Fund	Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
Equity Index	Equity	Variation margin on futures contracts	$13,903	—	$—
International Equity Insights	Equity	Variation margin on futures contracts	2,788	—	—
Small Cap Equity Insights	Equity	Variation margin on futures contracts	10,175	—	—

(a)

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of December 31, 2021 is reported within the Statements of Assets and Liabilities.

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4.    INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the year ended December 31, 2021. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Equity Index

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$410,607	$(28,046)

International Equity Insights

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$189,281	$(22,567)

Small Cap Equity Insights

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$192,178	$(43,630)

For the year ended December 31, 2021, the relevant values for each derivative type were as follows:

Average Number of Contracts(1)
Fund	Futures Contracts
Equity Index	7
International Equity Insights	20
Small Cap Equity Insights	17

(1)

Amounts disclosed represent average number of contracts for futures contracts, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the fiscal year ended December 31, 2021.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

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Notes to Financial Statements (continued)

December 31, 2021

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the year ended December 31, 2021, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate					Effective Rate	Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
Growth Opportunities	0.87%	0.87%	0.78%	0.74%	0.73%	0.87%	0.82	%*
International Equity Insights	0.81	0.73	0.69	0.68	0.67	0.81	0.81
Large Cap Value	0.72	0.65	0.62	0.60	0.59	0.72	0.68	*
Mid Cap Value	0.77	0.77	0.69	0.66	0.65	0.77	0.77
Small Cap Equity Insights	0.70	0.70	0.63	0.60	0.59	0.70	0.70
Strategic Growth	0.71	0.64	0.61	0.59	0.58	0.71	0.71
U.S. Equity Insights	0.62	0.59	0.56	0.55	0.54	0.62	0.54	*

^

Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

*

GSAM agreed to waive a portion of its management fee in order to achieve an effective net management rate as defined in the Funds’ most recent prospectus. This waiver will remain in effect through at least April 30, 2022, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees.

The Growth Opportunities, International Equity Insights, Large Cap Value, Mid Cap Value, Small Cap Equity Insights, Strategic Growth and U.S. Equity Insights Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the year ended December 31, 2021, with respect to the Funds’ investments in an affiliated Underlying Fund GSAM waived $479, $3, $1,469, $2,221, $849, $2,084 and $17 of the Growth Opportunities, International Equity Insights, Large Cap Value, Mid Cap Value, Small Cap Equity Insights, Strategic Growth and U.S. Equity Insights Funds’ management fees, respectively.

The Agreement for the Equity Index Fund provides for a contractual management fee at an annual rate equal to 0.30% of the Fund’s average daily net assets. The Investment Adviser has agreed to waive a portion of the management fee equal to 0.09% of the annual contractual rate applicable to the Equity Index Fund’s average daily net assets between $0 and $400 million and 0.10% of the annual contractual rate applicable to the Fund’s average daily net assets in excess of $400 million. This management fee waiver will remain in effect through at least April 30, 2022, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. For the year ended December 31, 2021, the Fund paid GSAM an Effective Net Management Rate of 0.21%.

As authorized by the Agreement for the Equity Index Fund, GSAM has entered into a Sub-advisory Agreement with SSgA Funds Management, Inc. (“SSgA”) which serves as the sub-adviser to the Fund and provides the day-to-day advice regarding the Fund’s portfolio transactions. As compensation for its services, SSgA is entitled to a fee, accrued daily and paid monthly by GSAM, at the following annual rates of the Fund’s average daily net assets: 0.03% on the first $50 million, 0.02% on the next $200 million, 0.01% on the next $750 million and 0.008% over $1 billion. The effective Sub-advisory fee was 0.02% for the year ended December 31, 2021.

B.  Distribution and Service (12b-1) Plans — The Trust, on behalf of Service Shares of each Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the

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5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Funds’ average daily net assets attributable to Service Shares. For the fiscal year ended December 31, 2021 for the U.S. Equity Insights Fund, Goldman Sachs agreed to waive distribution and services fees so as not to exceed an annual rate of 0.21% of average daily net assets of the Fund. For the period from April 30, 2021 to December 31, 2021 for the Growth Opportunities Fund, Goldman Sachs agreed to waive distribution and services fees so as not to exceed an annual rate of 0.15% of average daily net assets of the Fund. These distribution and service fee waivers will remain in place through at least April 30, 2022, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Trustees. Prior to April 30, 2021, Goldman Sachs had agreed to waive distribution and service fees so as not to exceed an annual rate of 0.16% of average daily net assets of the Growth Opportunities Fund.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares. Goldman Sachs has agreed to waive its transfer agency fee attributable to the Service Shares of the Large Cap Value Fund. This arrangement will remain in place through at least April 30, 2022, and prior to such date Goldman Sachs may not terminate the arrangement without approval of the Board of Trustees.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Equity Index, Growth Opportunities, International Equity Insights, Large Cap Value, Mid Cap Value, Small Cap Equity Insights, Strategic Growth and U.S. Equity Insights Funds are 0.004%, 0.004%, 0.044%, 0.004%, 0.054%, 0.094%, 0.014% and 0.004%, respectively. These Other Expense limitations will remain in place through at least April 30, 2022, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2021, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Distribution and Service Fee Waiver	Transfer Agency Waiver/Credits	Other Expense Reimbursement	Total Expense Reductions
Equity Index	$182,363	$—	$—	$264,860	$447,223
Growth Opportunities	43,361	76,788	—	235,253	355,402
International Equity Insights	3	—	—	310,433	310,436
Large Cap Value	193,178	—	46,366	291,066	530,610
Mid Cap Value	2,221	93,494	—	—	95,715
Small Cap Equity Insights	849	—	—	145,033	145,882
Strategic Growth	2,084	—	—	235,886	237,970
U.S. Equity Insights	283,883	5,882	—	273,878	563,643

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Notes to Financial Statements (continued)

December 31, 2021

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G.  Line of Credit Facility — As of December 31, 2021, the Funds participated in a $1,000,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2021, the Fund did not have any borrowings under the facility. Prior to April 26, 2021, the facility was $700,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2021, Goldman Sachs earned $64, $39, $436 and $919 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Growth Opportunities, Large Cap Value, Mid Cap Value and Strategic Growth Funds, respectively.

The following table provides information about the investment in shares of issuers of which a Fund is an affiliate as of and for the fiscal year ended December 31, 2021:

Fund	Name of Affiliated Issuer	Beginning Value as of December 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending Value as of December 31, 2021	Shares as of December 31, 2021	Dividend Income
Equity Index	Goldman Sachs Group, Inc. (The)	$527,684	$14,700	$(63,853)	$34,656	$198,739	$711,926	1,861	$4,875

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2021:

Fund	Beginning Value as of December 31, 2020	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2021	Shares as of December 31, 2021	Dividend Income
Growth Opportunities	$739,866	$20,063,016	$(19,869,192)	$933,690	933,690	$205
International Equity Insights	—	1,442,826	(1,442,826)	—	—	—
Large Cap Value	396,415	73,360,661	(71,005,612)	2,751,464	2,751,464	500
Mid Cap Value	1,803,152	105,437,489	(102,479,236)	4,761,405	4,761,405	781
Small Cap Equity Insights	1,017,248	22,009,119	(23,026,367)	—	—	350
Strategic Growth	3,315,576	69,153,518	(67,959,804)	4,509,290	4,509,290	721

As of December 31, 2021, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 18% of the Institutional Shares of the Growth Opportunities Fund.

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6.    PORTFOLIO SECURITIES TRANSACTION

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2021, were as follows:

Fund	Purchases	Sales and Maturities
Equity Index	$8,044,741	$19,478,100
Growth Opportunities	39,698,813	54,080,568
International Equity Insights	168,615,872	167,995,322
Large Cap Value	255,424,116	327,340,597
Mid Cap Value	325,962,341	400,426,786
Small Cap Equity Insights	213,405,302	207,905,116
Strategic Growth	87,126,395	152,617,642
U.S. Equity Insights	719,749,524	749,657,479

7.    SECURITIES LENDING

The Growth Opportunities, Large Cap Value, Mid Cap Value and Strategic Growth Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Equity Index, International Equity Insights, Small Cap Equity Insights and U. S. Equity Insights Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Equity Index, Growth Opportunities, International Equity Insights, Large Cap Value, Mid Cap Value, Small Cap Equity Insights, Strategic Growth and U.S. Equity Insights Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will, and BNYM may, exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL or BNYM are unable to purchase replacement securities, GSAL and/or BNYM will indemnify the Funds by paying the

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Notes to Financial Statements (continued)

December 31, 2021

7.    SECURITIES LENDING (continued)

Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2021, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable. The Large Cap Value and Mid Cap Value Funds did not have securities on loan as of December 31, 2021.

Each of the Funds, GSAL and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds’ for the fiscal year ended December 31, 2021, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the fiscal year ended December 31, 2021		Amounts payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2021
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Equity Index	$38	$276	$—
International Equity Insights	278	13	—
Small Cap Equity Insights	1,123	2,690	22,375
U.S. Equity Insights	2,714	2,986	—

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended December 31, 2021:

Fund	Beginning Value as of December 31, 2020	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2021
Equity Index	$107,700	$213,250	$(320,950)	$—
Growth Opportunities	1,380,662	20,107,612	(20,799,438)	688,836
International Equity Insights	—	13,823,115	(13,823,115)	—
Mid Cap Value	1,354,889	8,846,086	(10,200,975)	—
Small Cap Equity Insights	639,178	21,614,950	(20,408,145)	1,845,983
Strategic Growth	4,259,666	53,864,832	(57,266,457)	858,041
U.S. Equity Insights	—	16,141,370	(16,141,370)	—

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8.    TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2021 was as follows:

	Equity Index	Growth Opportunities	International Equity Insights	Large Cap Value
Distributions paid from:
Ordinary income	$2,333,133	$4,251,002	$3,833,918	$26,797,602
Net long-term capital gains	13,717,101	9,192,251	1,687,425	36,936,613
Total taxable distributions	$16,050,234	$13,443,253	$5,521,343	$63,734,215

	Mid Cap Value	Small Cap Equity Insights	Strategic Growth	U.S. Equity Insights
Distributions paid from:
Ordinary income	$44,797,367	$18,532,560	$13,427,087	$50,715,107
Net long-term capital gains	28,620,079	10,074,781	39,998,510	34,647,431
Total taxable distributions	$73,417,446	$28,607,341	$53,425,597	$85,362,538

The tax character of distributions paid during the fiscal year ended December 31, 2020 was as follows:

	Equity Index	Growth Opportunities	International Equity Insights	Large Cap Value
Distributions paid from:
Ordinary income	$2,165,597	$2,063,191	$1,296,906	$5,259,550
Net long-term capital gains	12,311,282	11,674,825	—	7,804,739
Total taxable distributions	$14,476,879	$13,738,016	$1,296,906	$13,064,289

	Mid Cap Value	Small Cap Equity Insights	Strategic Growth	U.S. Equity Insights
Distributions paid from:
Ordinary income	$5,574,669	$161,993	$6,087,164	$2,652,858
Net long-term capital gains	3,753,098	1,217,779	26,055,949	12,398,395
Total taxable distributions	$9,327,767	$1,379,772	$32,143,113	$15,051,253

As of December 31, 2021, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Equity Index	Growth Opportunities	International Equity Insights	Large Cap Value
Undistributed ordinary income — net	$226,579	$55,910	$261,130	$1,695,119
Undistributed long-term capital gains	1,176,981	1,887,519	—	4,937,117
Total undistributed earnings	$1,403,560	$1,943,429	$261,130	$6,632,236
Timing differences (Real Estate Investment Trusts, late year ordinary loss deferral, post October loss deferral, and straddle loss deferrals)	$4,736	$2,663	$(215,504)	$53,518
Unrealized gains — net	164,818,250	23,896,076	8,398,250	121,442,027
Total accumulated earnings (losses) — net	$166,226,546	$25,842,168	$8,443,876	$128,127,781

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Notes to Financial Statements (continued)

December 31, 2021

8.    TAX INFORMATION (continued)

	Mid Cap Value	Small Cap Equity Insights	Strategic Growth	U.S. Equity Insights
Undistributed ordinary income — net	$4,011,844	$60,618	$2,117,812	$229,536
Undistributed long-term capital gains	17,932,677	1,182,352	5,739,907	1,589,748
Total undistributed earnings	$21,944,521	$1,242,970	$7,857,719	$1,819,284
Timing differences (Real Estate Investment Trusts, late year ordinary loss deferral, post October loss deferral, and straddle loss deferrals)	$122,921	$(229,579)	$—	$4,020
Unrealized gains — net	149,915,404	12,710,748	265,163,783	97,122,642
Total accumulated earnings (losses) — net	$171,982,846	$13,724,139	$273,021,502	$98,945,946

As of December 31, 2021, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Equity Index	Growth Opportunities	International Equity Insights	Large Cap Value
Tax cost	$55,735,384	$54,273,300	$97,139,188	$366,646,704
Gross unrealized gain	166,434,896	26,387,114	12,520,893	128,821,719
Gross unrealized loss	(1,616,646)	(2,491,038)	(4,122,643)	(7,379,692)
Net unrealized gain (loss)	$164,818,250	$23,896,076	$8,398,250	$121,442,027

	Mid Cap Value	Small Cap Equity Insights	Strategic Growth	U.S. Equity Insights
Tax cost	$402,821,740	$118,081,516	$185,025,529	$281,094,071
Gross unrealized gain	156,969,714	19,687,022	274,698,581	102,936,521
Gross unrealized loss	(7,054,310)	(6,976,274)	(9,534,798)	(5,813,879)
Net unrealized gain (loss)	$149,915,404	$12,710,748	$265,163,783	$97,122,642

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and foreign currency contracts, and differences in the tax treatment of real estate investment trust investments and passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — A Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment

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9.    OTHER RISKS (continued)

techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or problems with registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with a Fund`s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a

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Notes to Financial Statements (continued)

December 31, 2021

9.    OTHER RISKS (continued)

Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Strategic Growth Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    SUBSEQUENT EVENTS

Upon the recommendation of GSAM, the Board of Trustees of the Goldman Sachs Variable Insurance Trust recently approved changes to the Goldman Sachs Growth Opportunities Fund’s name and principal investment strategy. The Fund’s name will change to the “Goldman Sachs Mid Cap Growth Fund.” These changes are not expected to materially affect the Fund’s current portfolio holdings. These changes will become effective after the close of business on April 29, 2022.

Subsequent events after the Statements of Assets and Liabilities date, other than the above, have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Equity Index Fund
	For the Fiscal Year Ended December 31, 2021		For the Fiscal Year Ended December 31, 2020
	Shares	Dollars	Shares	Dollars
Service Shares
Shares sold	361,708	$8,243,921	172,523	$2,826,875
Reinvestment of distributions	720,711	16,050,234	772,925	14,476,879
Shares redeemed	(1,070,042)	(23,750,642)	(1,436,368)	(24,448,149)
	12,377	$543,513	(490,920)	$(7,144,395)

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12.    SUMMARY OF SHARE TRANSACTIONS (continued)

	Growth Opportunities Fund
	For the Fiscal Year Ended December 31, 2021		For the Fiscal Year Ended December 31, 2020
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	20,939	$308,042	935	$11,972
Reinvestment of distributions	5,182	67,989	1,747	23,510
Shares redeemed	—	—	—	—
	26,121	376,031	2,682	35,482
Service Shares
Shares sold	231,649	3,064,331	704,687	8,063,451
Reinvestment of distributions	1,090,968	13,375,264	1,075,647	13,714,506
Shares redeemed	(1,240,070)	(17,004,840)	(2,222,571)	(25,079,859)
	82,547	(565,245)	(442,237)	(3,301,902)

NET DECREASE	108,668	$(189,214)	(439,555)	$(3,266,420)

	International Equity Insights Fund
	For the Fiscal Year Ended December 31, 2021		For the Fiscal Year Ended December 31, 2020
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	1,279,391	$12,019,024	1,077,909	$8,130,619
Reinvestment of distributions	363,020	3,288,959	85,749	717,721
Shares redeemed	(559,940)	(5,229,023)	(674,822)	(4,959,840)
	1,082,471	10,078,960	488,836	3,888,500
Service Shares
Shares sold	272,671	2,522,185	1,003,024	7,629,568
Reinvestment of distributions	245,317	2,232,384	68,869	579,185
Shares redeemed	(1,206,056)	(11,158,115)	(1,502,901)	(10,691,106)
	(688,068)	(6,403,546)	(431,008)	(2,482,353)

NET DECREASE	394,403	$3,675,414	57,828	$1,406,147

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GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2021

12.    SUMMARY OF SHARE TRANSACTIONS (continued)

	Large Cap Value Fund
	For the Fiscal Year Ended December 31, 2021		For the Fiscal Year Ended December 31, 2020
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	1,017,136	$10,601,007	1,674,921	$12,636,325
Reinvestment of distributions	2,432,740	23,694,892	522,367	4,769,205
Shares redeemed	(2,709,781)	(28,139,387)	(2,756,893)	(22,865,975)
	740,095	6,156,512	(559,605)	(5,460,445)
Service Shares
Shares sold	603,933	6,315,252	2,896,787	21,895,368
Reinvestment of distributions	4,106,597	40,039,323	908,552	8,295,083
Shares redeemed	(6,168,949)	(63,721,719)	(4,795,612)	(40,404,480)
	(1,458,419)	(17,367,144)	(990,273)	(10,214,029)

NET DECREASE	(718,324)	$(11,210,632)	(1,549,878)	$(15,674,474)

	Mid Cap Value Fund
	For the Fiscal Year Ended December 31, 2021		For the Fiscal Year Ended December 31, 2020
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	543,557	$10,751,501	1,072,386	$14,111,808
Reinvestment of distributions	2,669,991	51,237,122	384,030	6,463,230
Shares redeemed	(2,580,959)	(51,043,863)	(3,123,869)	(45,649,614)
	632,589	10,944,760	(1,667,453)	(25,074,576)
Service Shares
Shares sold	135,902	2,703,427	6,051,187	90,070,673
Reinvestment of distributions	1,143,905	22,180,324	168,701	2,864,537
Shares redeemed	(1,838,658)	(36,501,072)	(7,760,547)	(103,064,639)
	(558,851)	(11,617,321)	(1,540,659)	(10,129,429)

NET DECREASE	73,738	$(672,561)	(3,208,112)	$(35,204,005)

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12.    SUMMARY OF SHARE TRANSACTIONS (continued)

	Small Cap Equity Insights Fund
	For the Fiscal Year Ended December 31, 2021		For the Fiscal Year Ended December 31, 2020
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	1,618,659	$25,450,651	936,953	$10,144,169
Reinvestment of distributions	1,829,510	23,948,283	88,719	1,169,326
Shares redeemed	(1,420,214)	(22,244,412)	(1,067,788)	(11,796,332)
	2,027,955	27,154,522	(42,116)	(482,837)
Service Shares
Shares sold	362,412	5,522,021	204,098	2,017,902
Reinvestment of distributions	360,051	4,659,058	16,114	210,446
Shares redeemed	(299,332)	(4,633,346)	(191,110)	(2,189,717)
	423,131	5,547,733	29,102	38,631

NET DECREASE	2,451,086	$32,702,255	(13,014)	$(444,206)

	Strategic Growth Fund
	For the Fiscal Year Ended December 31, 2021		For the Fiscal Year Ended December 31, 2020
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	481,598	$7,976,739	604,593	$7,949,713
Reinvestment of distributions	1,313,700	22,122,701	843,114	12,680,432
Shares redeemed	(1,421,500)	(24,042,181)	(1,460,048)	(19,161,362)
	373,798	6,057,259	(12,341)	1,468,783
Service Shares
Shares sold	406,058	6,769,145	6,377,786	74,689,888
Reinvestment of distributions	1,866,601	31,302,896	1,295,784	19,462,681
Shares redeemed	(3,121,407)	(52,908,517)	(11,218,495)	(126,288,249)
	(848,748)	(14,836,476)	(3,544,925)	(32,135,680)

NET DECREASE	(474,950)	$(8,779,217)	(3,557,266)	$(30,666,897)

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Notes to Financial Statements (continued)

December 31, 2021

12.    SUMMARY OF SHARE TRANSACTIONS (continued)

	U.S. Equity Insights Fund
	For the Fiscal Year Ended December 31, 2021		For the Fiscal Year Ended December 31, 2020
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	887,900	$20,340,436	635,655	$11,594,488
Reinvestment of distributions	3,644,075	71,715,395	632,341	12,570,928
Shares redeemed	(2,036,401)	(46,216,943)	(2,268,793)	(41,014,558)
	2,495,574	45,838,888	(1,000,797)	(16,849,142)
Service Shares
Shares sold	163,388	3,720,849	116,235	2,117,630
Reinvestment of distributions	687,514	13,647,143	123,954	2,480,325
Shares redeemed	(474,227)	(10,887,216)	(619,902)	(11,353,169)
	376,675	6,480,776	(379,713)	(6,755,214)

NET DECREASE	2,872,249	$52,319,664	(1,380,510)	$(23,604,356)

122

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Variable Insurance Trust and Shareholders of Goldman Sachs Equity Index Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Strategic Growth Fund, and Goldman Sachs U.S. Equity Insights Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Equity Index Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Strategic Growth Fund, and Goldman Sachs U.S. Equity Insights Fund (eight of the Funds constituting Goldman Sachs Variable Insurance Trust, referred to hereafter as the “Funds”) as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended December 31, 2021 and each of the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 23, 2022

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting of the Goldman Sachs Variable Insurance Trust was held on January 8, 2021 to consider and act upon a proposal to approve a change to the Goldman Sachs Strategic Growth Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and eliminate the Fund’s related fundamental investment restriction.

The shareholders voted as follows:

Proposal 1	For	Against/Withhold	Abstain

To approve a change to each respective Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and to eliminate any related fundamental investment restriction for the Fund.	21,360,462.737	1,890,396.988	2,070,989.714

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Fund Expenses — Six Month Period Ended December 31, 2021 (Unaudited)

As a shareholder of Institutional or Service Shares of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 through December 31, 2021, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the informationinthis line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Funds you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Equity Index Fund				Growth Opportunities Fund				International Equity Insights Fund				Large Cap Value Fund
Share Class	Beginning Account Value 7/1/21	Ending Account Value 12/31/21		Expenses Paid for the 6 months ended 12/31/2021*	Beginning Account Value 7/1/21	Ending Account Value 12/31/21		Expenses Paid for the 6 months ended 12/31/2021*	Beginning Account Value 7/1/21	Ending Account Value 12/31/21		Expenses Paid for the 6 months ended 12/31/2021*	Beginning Account Value 7/1/21	Ending Account Value 12/31/21		Expenses Paid for the 6 months ended 12/31/2021*
Institutional

Actual	N/A	N/A		N/A	$1,000.00	$1,050.87		$4.60	$1,000.00	$1,011.41		$4.41	$1,000.00	$1,086.60		$3.68
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,020.72	+	4.53	1,000.00	1,020.82	+	4.43	1,000.00	1,021.68	+	3.57
Service

Actual	1,000.00	$1,114.32		$2.56	1,000.00	1,051.04		5.38	1,000.00	1,010.72		5.68	1,000.00	1,085.84		4.94
Hypothetical 5% return	1,000.00	1,022.79	+	2.45	1,000.00	1,019.96	+	5.30	1,000.00	1,019.56	+	5.70	1,000.00	1,020.47	+	4.79

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*

Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2021. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional Shares	Service Shares
Equity Index Fund	N/A	0.48%
Growth Opportunities Fund	0.89%	1.04
International Equity Insights Fund	0.87	1.12
Large Cap Value Fund	0.70	0.94

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GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Fund Expenses — Six Month Period Ended December 31, 2021 (Unaudited) (continued)

As a shareholder of Institutional or Service Shares of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service and Advisor Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 through December 31, 2021, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Funds you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Mid Cap Value Fund				Small Cap Equity Insights Fund				Strategic Growth Fund				U.S. Equity Insights Fund
Share Class	Beginning Account Value 7/1/21	Ending Account Value 12/31/21		Expenses Paid for the 6 months ended 12/31/2021*	Beginning Account Value 7/1/21	Ending Account Value 12/31/21		Expenses Paid for the 6 months ended 12/31/2021*	Beginning Account Value 7/1/21	Ending Account Value 12/31/21		Expenses Paid for the 6 months ended 12/31/2021*	Beginning Account Value 7/1/21	Ending Account Value 12/31/21		Expenses Paid for the 6 months ended 12/31/2021*
Institutional

Actual	$1,000.00	$1,118.62		$4.49	$1,000.00	$1,013.57		$4.11	$1,000.00	$1,091.88		$3.90	$1,000.00	$1,109.98		$2.98
Hypothetical 5% return	1,000.00	1,020.97	+	4.28	1,000.00	1,021.12	+	4.13	1,000.00	1,021.48	+	3.77	1,000.00	1,022.38	+	2.85
Service

Actual	1,000.00	1,116.89		5.82	1,000.00	1,012.63		5.38	1,000.00	1,090.32		5.22	1,000.00	1,108.94		4.09
Hypothetical 5% return	1,000.00	1,019.71	+	5.55	1,000.00	1,019.86	+	5.40	1,000.00	1,020.21	+	5.04	1,000.00	1,021.32	+	3.92

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*

Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2021. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional Shares	Service Shares
Mid Cap Value Fund	0.84%	1.09%
Small Cap Equity Insights Fund	0.81	1.06
Strategic Growth Fund	0.74	0.99
U.S. Equity Insights Fund	0.56	0.77

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Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 72	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None
Dwight L. Bush Age: 64	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017- present); Director of MoneyLion Inc. (an operator of a data drive, digital financial platform (2021-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				109	None
Kathryn A. Cassidy Age: 67	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None
Diana M. Daniels Age: 72	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None
Joaquin Delgado Age: 61	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019- present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				109	Hexion Inc. (a specialty chemical manufacturer); Stepan Company (a specialty chemical manufacturer)
Eileen H. Dowling Age: 59	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021- September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

127

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 61	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling and wall systems) (2016-Present); and was formerly Chairman of the Board of Directors, Con- Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Armstrong World Industries, Inc. (a ceiling and wall systems manufacturer)
Gregory G. Weaver Age: 70	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Verizon Communications Inc.

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 59	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	170	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2021.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2021, Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 17 portfolios (13 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 39 portfolios (26 of which offered shares to the public); and Goldman Sachs ETF Trust II, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs ETF Trust II and Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

128

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 59	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020–Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 53	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2021.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust – Tax Information (Unaudited)

For the year ended December 31, 2021, 100%, 12.37%, 8.32%, 28.95%, 10.09%, 16.73% and 11.34% of the dividends paid from net investment company taxable income by the Equity Index, Mid Cap Value, Growth Opportunities, Large Cap Value, Small Cap Equity Insights, Strategic Growth and U.S. Equity Insights Funds, respectively, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Equity Index, Mid Cap Value, Growth Opportunities, International Equity Insights, Large Cap Value, Small Cap Equity Insights, Strategic Growth and U.S. Equity Insights Funds designate $13,717,101, $28,620,079, $9,192,251, $1,687,425, $36,936,613, $10,074,781, $39,998,510 and $34,647,431 respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2021.

For the year end December 31, 2021, the International Equity Insights Fund has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the International Equity Insights Fund from sources within foreign countries and possessions of the United States was $0.2408 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Fund during the year ended December 31, 2021 from foreign sources was 70.68%. The total amount of foreign taxes paid by the Fund was $0.0215 per share.

129

TRUSTEES	OFFICERS
Jessica Palmer, Chair	James A. McNamara, President
Dwight L. Bush	Joseph F. DiMaria, Principal Financial Officer,
Kathryn A. Cassidy	Principal Accounting Officer and Treasurer
Diana M. Daniels	Caroline L. Kraus, Secretary
Joaquin Delgado
Eileen H. Dowling
James A. McNamara
Roy W. Templin
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Fund holdings and allocations shown are as of December 31, 2021 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust Funds.

© 2022 Goldman Sachs. All rights reserved.

VITEQTYAR-22/268078-OTU-1554962

Goldman

Sachs Variable Insurance Trust

Goldman Sachs Government

Money Market Fund

Annual Report

December 31, 2021

Goldman Sachs Government Money Market Fund

TABLE OF CONTENTS

Fund Basics	4

Schedule of Investments	5

Financial Statements	10

Financial Highlights	13

Notes to Financial Statements	15

Other Information	22

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Government Money Market Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2021 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

The Fund’s Institutional Shares’ standardized 7-day current yield was 0.01% and their standardized 7-day effective yield was 0.01% as of December 31, 2021. The Institutional Shares’ one-month simple average yield was 0.01% as of December 31, 2021. The Institutional Shares’ 7-day distribution yield as of December 31, 2021 was 0.01%.

The Fund’s Service Shares’ standardized 7-day current yield was 0.01% and their standardized 7-day effective yield was 0.01% as of December 31, 2021. The Service Shares’ one-month simple average yield was 0.01% as of December 31, 2021. The Service Shares’ 7-day distribution yield as of December 31, 2021 was 0.01%.

The yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields will fluctuate as market conditions change. The yield quotations more closely reflect the current earnings of the Fund than total return quotations.

What economic and market factors most influenced the money markets as a whole during the Reporting Period?

During the Reporting Period, the money markets were most influenced by U.S. Federal Reserve (“Fed”) policy and the outlook for the U.S. economy. The Fed held the targeted federal funds rate in a range of between 0% and 0.25% throughout the Reporting Period.

In December 2020, just before the Reporting Period began, the Fed introduced dovish forward guidance, stating it would continue to increase its asset holdings “until substantial further progress has been made toward the Committee’s maximum employment and price stability goals.” (Dovish tends to suggest lower interest rates; opposite of hawkish. Committee refers to Federal Open Market Committee (“FOMC”).) In the first quarter of 2021, when the Reporting Period began, the Fed revised its economic growth and inflation projections higher but kept its median dot plot projection flat through 2023. (The dot plot shows interest rate projections of the members of the FOMC.) Fed policymakers also emphasized that they would focus on inflation outcomes rather than inflation outlooks. In May 2021, remarkably strong U.S. inflation data, coupled with the release of a disappointing April U.S. jobs reports, suggested that COVID-19 pandemic-related dynamics, such as economic reopening, fiscal policy support and temporary supply shortages, were likely to continue distorting economic data in the near term and could result in a sooner than anticipated withdrawal of Fed monetary policy support. Indeed, during June, the FOMC began to discuss when it might be appropriate to start tapering its asset purchases. The median dot plot projection also forecasts two interest rate hikes in 2023. In July 2021, the Fed kept its monetary policy unchanged but noted the U.S. economy was “making progress” towards policymakers’ price stability and employment goals.

At its September 2021 policy meeting, the FOMC provided notice that asset purchase tapering “may soon be warranted” if the U.S. economy continued to progress towards the Fed’s unemployment and inflation targets, though Fed Chair Jerome Powell noted that economic slack remained significant. In addition, the FOMC acknowledged recent elevated inflation but maintained the view that it was largely transitory and that Fed officials expected inflation to converge to their 2% target over the course of the new few years. Meanwhile, the median dot plot projection pointed to an interest rate hike in 2022, followed by three further rate hikes in 2023 and 2024. In October 2021, the Fed’s narrative on inflation shifted from “transitory” to “more persistent.” At its November policy meeting, the FOMC said it could be patient about raising interest rates but indicated it would not hesitate to act if inflation continued to rise. The Fed also began to scale back its $120 billion a month asset purchase program, announcing it would reduce it by $15 billion in November and December 2021. However, at the December FOMC meeting, the Fed announced it would double the pace of tapering its asset purchases, from $15 billion per month to $30 billion per month, beginning in January 2022. As a result, the Fed’s asset purchasing program is now set to end in March 2022 instead of June 2022, opening the door for interest rate increases sooner than investors originally expected.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

During the Reporting Period, countries with high COVID-19 vaccination rates largely reopened their economies. At the same time, supply-chain issues weighed on manufacturing activity, with worries about the COVID-19 Delta and Omicron variants dampening — albeit modestly — a rebound in consumer spending on services. That said, coronavirus-sensitive services started to recover in response to high and/or rising vaccination rates and elevated savings rates.

In this environment, the yields of taxable and tax-exempt money market funds generally remained stable and close to zero. Investments in taxable money market funds increased during the Reporting Period from approximately $4.2 trillion to $4.6 trillion, according to iMoneyNet.

The taxable money market yield curve, or spectrum of maturities, steepened during the Reporting Period overall, as the market priced in three or four 25 basis point interest hikes in the short-term end of the curve. (A basis point is 1/100th of a percentage point.) Spreads, or yield differentials, widened on this market sentiment, causing the yield curve to steepen. (Yield curve is a spectrum of interest rates based on maturities of varying lengths. A steepening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities widens; opposite of a flattening yield curve.)

Money market funds overall remained a viable investment for investors seeking stability, liquidity and/or yield amid ongoing uncertainty and elevated volatility in the financial markets broadly.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s yields remained rather stable during the Reporting Period, largely because of the economic and market factors discussed above. The Fund remained highly liquid throughout the Reporting Period.

The Fund continued to be flexibly guided by shifting marketing conditions, and we positioned the Fund to seek to take advantage of the Fed’s accommodative monetary policy. Duration management and duration positioning play a key role in our management philosophy. (Duration is a measure of a fund’s sensitivity to changes in interest rates.) That said, it should be noted that regardless of interest rate conditions, we manage the Fund consistently. Our investment approach has always been tri-fold — to seek preservation of capital, daily liquidity and maximization of yield potential. We manage interest, liquidity and credit risk daily. Whether interest rates are historically low, high or in-between, we intend to continue to use our actively managed approach to provide the best possible return within the framework of the Fund’s guidelines and objectives.

How did you manage the Fund’s weighted average maturity during the Reporting Period?

On December 31, 2020, the Fund’s weighted average maturity was 58 days. At any given time, the Fund’s weighted average maturity is based on how market interest rates compare with our near-term expectations, including supply dynamics and monetary policy. At the end of the Reporting Period, the Fund’s weighted average maturity was 7 days.

Throughout the Reporting Period, we focused on U.S. government repurchase agreements, U.S. Treasuries, U.S. government agency securities, and, to a lesser extent, U.S. Treasury repurchase agreement and variable rate demand notes when and where we saw what we considered to be attractive opportunities.

The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates. Also known as effective maturity, weighted average maturity measures the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

How did you manage the Fund’s weighted average life during the Reporting Period?

During the Reporting Period, we managed the weighted average life of the Fund between 82 days and 114 days. The weighted average life of the Fund was 113 days as of December 31, 2021. The weighted average life of a money market fund is a measure of a money market fund’s price sensitivity to changes in liquidity and/or credit risk.

Pursuant to SEC Rule 2a-7, the maximum allowable dollar-weighted average life of a money market fund is 120 days. While one of the goals of the SEC’s money market fund rule is to reinforce conservative investment practices across the money market fund industry, our security selection process has long emphasized conservative investment choices.

How was the Fund invested during the Reporting Period?

The Fund had investments in U.S. government agency repurchase agreements, U.S. Treasury securities, U.S. government agency securities, and, to a lesser extent, U.S. Treasury repurchase agreements and variable rate demand notes during the Reporting Period.

Throughout, we stayed true to our investment discipline, favoring liquidity and high quality credits over added yield. The primary focal points for our team are consistently managing interest rate risk and credit risk. We were able to navigate interest rate risk by

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

adjusting the Fund’s weighted average maturity longer or shorter as market conditions shifted and to mitigate potential credit risk by buying high quality, creditworthy names, strategies which added to the Fund’s performance during the Reporting Period. Throughout the Reporting Period, we managed the Fund’s allocations to different sub-sectors of the money market depending on their relative value. We also adapted a flexible approach to our duration management and positioning so that we could take advantage of opportunities wherever they may arise.

Did you make any changes in the Fund’s portfolio during the Reporting Period?

As indicated earlier, we made adjustments to the Fund’s weighted average maturity, weighted average life and specific security type composition allocations based on then-current market conditions, our near-term view, and anticipated and actual Fed monetary policy statements. During the Reporting Period, we generally increased the Fund’s exposure to U.S. government agency repurchase agreements and reduced its exposure to U.S. government agency securities and U.S. Treasury securities.

What is the Fund’s tactical view and strategy for the months ahead?

The Fed stated in December 2021 that it will double the pace of its asset purchase taper beginning in January 2022. The Fed also saw potential for three interest rate hikes in 2022 and no longer viewed high inflation as a “transitory” phenomenon. Interestingly, at the end of the Reporting Period, financial markets appeared unperturbed by the Fed’s somewhat hawkish reset. This may reflect fewer than widely expected cumulative interest rate hikes through to 2024.

At the end of the Reporting Period, we believed the global economy had the potential in 2022 to transition from a highly unusual pandemic recovery to a more normal expansion. In our view, growth will likely remain above trend in major economies as a recovery in services consumption and inventory rebuilding offset the impact of waning fiscal impulses. Inflation surprised sharply to the upside in 2021 due to excess demand for durable goods and a squeeze in labor supply. We believed inflation remained the biggest source of macro uncertainty into 2022. Higher prices appeared to cause households in advanced economies to delay rather than pull forward new purchases. In addition, we expect that a demand rotation from goods to services should allow supply bottlenecks to ease, and there were tentative signs of moderating cost-push inflation at the end of the Reporting Period. “(Cost-push inflation occurs when overall prices rise due to increases in production costs such as wages and raw materials.)” As of the end of December 2021, we expected the Fed to begin raising rates in June 2022, with risks skewed toward an earlier hike.

Looking ahead, our strategy continues to be flexibly guided by shifting market conditions, positioning the Fund and its duration to seek to take advantage of anticipated interest rate movements or lack thereof. As always, we intend to continue to use our actively managed approach to seek the best possible return within the framework of the Fund’s investment guidelines and objectives. In addition, we will continue to manage interest, liquidity and credit risk daily.

We will, of course, continue to closely monitor economic data, Fed policy, and any shifts in the money market yield curve, as we strive to strategically navigate the interest rate environment.

3

FUND BASICS

FUND COMPOSITION†

Security Type

(Percentage of Net Assets)

†

The Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above chart may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Schedule of Investments

December 31, 2021

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Variable Rate Obligations – 4.2%
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.02%)
$900,000	0.105	%(a)	04/05/23	$899,971
500,000	0.108	(a)	05/12/23	500,000
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.04%)
1,500,000	0.120	(a)	10/23/23	1,499,890
3,000,000	0.130	(a)	10/30/23	2,999,834
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.06%)
200,000	0.140	(a)	01/31/23	200,077
Federal Farm Credit Bank (FEDL01 + 0.00%)
800,000	0.080	(a)	02/17/23	800,000
Federal Farm Credit Bank (FEDL01 + 0.12%)
1,200,000	0.195	(a)	02/14/22	1,200,000
Federal Farm Credit Bank (FEDL01 + 0.17%)
1,900,000	0.250	(a)	01/13/22	1,899,995
Federal Farm Credit Bank (Prime Rate – 2.87%)
500,000	0.380	(a)	02/07/22	499,995
Federal Farm Credit Bank (Prime Rate – 3.02%)
1,800,000	0.234	(a)	01/13/22	1,800,000
Federal Farm Credit Bank (Prime Rate – 3.10%)
1,600,000	0.150	(a)	12/02/22	1,600,000
Federal Farm Credit Bank (Prime Rate – 3.11%)
1,200,000	0.140	(a)	11/21/22	1,199,957
Federal Farm Credit Bank (Prime Rate – 3.13%)
500,000	0.125	(a)	02/01/23	500,000
Federal Farm Credit Bank (Prime Rate – 3.15%)
900,000	0.105	(a)	04/13/23	899,965
Federal Farm Credit Bank (Prime Rate – 3.16%)
1,100,000	0.095	(a)	01/31/22	1,099,996
Federal Farm Credit Bank (Prime Rate – 3.17%)
400,000	0.085	(a)	11/25/22	400,000
Federal Farm Credit Bank (SOFR + 0.13%)
500,000	0.180	(a)	02/11/22	500,000
Federal Farm Credit Bank (SOFR + 0.18%)
2,800,000	0.230	(a)	01/14/22	2,799,908
Federal Home Loan Bank (SOFR + 0.17%)
4,200,000	0.220	(a)	07/21/22	4,200,000
Federal Home Loan Mortgage Corp. (SOFR + 0.31%)
2,000,000	0.360	(a)	01/03/22	2,000,000
Federal National Mortgage Association (SOFR + 0.34%)
7,000,000	0.390	(a)	01/21/22	7,000,000
Federal National Mortgage Association (SOFR + 0.36%)
1,000,000	0.410	(a)	01/20/22	1,000,000
U.S. International Development Finance Corp. (3 Mo. U.S. T-Bill + 0.00%)
950,000	0.074	(a)	01/07/22	950,000
6,128,475	0.090	(a)	01/07/22	6,128,475

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$42,578,063

U.S. Treasury Obligations – 22.4%
United States Treasury Bills
$2,400,000	0.056%		04/14/22	$2,399,622
16,425,000	0.061		04/28/22	16,421,787

U.S. Treasury Obligations – (continued)
United States Treasury Bills – (continued)
400,000	0.069		04/28/22	399,922
4,900,000	0.091		10/06/22	4,896,594
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.03%)
60,000,000	0.119		04/30/23	60,003,209
25,800,000	0.114		07/31/23	25,800,555
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.04%)
69,400,000	0.120	(a)	10/31/23	69,400,564
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.05%)
28,300,000	0.134	(a)	01/31/23	28,304,324
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.06%)
7,900,000	0.140		07/31/22	7,901,369
5,200,000	0.140		10/31/22	5,201,306
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.11%)
400,000	0.199	(a)	04/30/22	400,151
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.15%)
5,100,000	0.239	(a)	01/31/22	5,100,687
United States Treasury Notes
104,000	2.500		01/15/22	104,096
96,000	1.500		01/31/22	96,112
200,000	1.875		01/31/22	200,294
19,000	1.125		02/28/22	19,033
5,000	1.750		02/28/22	5,014
727,800	0.125		06/30/22	727,891
2,125,000	1.750		07/15/22	2,143,725

TOTAL U.S. TREASURY OBLIGATIONS				$229,526,255

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$272,104,318

Repurchase Agreements(b) – 76.5%
Bank of Montreal
$1,000,000	0.055	%(c)	01/07/22	$1,000,000
Maturity Value: $1,000,215
Settlement Date: 08/26/21

Collateralized by a U.S. Treasury Bill, 0.000%, due 04/21/22, a
U.S. Treasury Bond, 6.250%, due 05/15/30, a U.S. Treasury
Inflation-Indexed Note, 0.250%, due 01/15/25, U.S. Treasury
Interest-Only Stripped Securities, 0.000%, due 02/15/22 to
08/15/41 and U.S. Treasury Notes, 0.125% to 2.000%, due
06/30/22 to 12/31/27. The aggregate market value of the
collateral, including accrued interest, was $1,020,002.

1,000,000	0.055	(c)	01/07/22	1,000,000

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Schedule of Investments (continued)

December 31, 2021

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(b) – (continued)
Bank of Montreal – (continued)
Maturity Value: $1,000,277
Settlement Date: 09/01/21

Collateralized by U.S. Treasury Bills, 0.000%, due 01/11/22 to
04/21/22, U.S. Treasury Bonds, 1.750% to 4.375%, due
05/15/41 to 11/15/49, U.S. Treasury Interest-Only Stripped
Securities, 0.000%, due 05/15/26 to 08/15/47 and U.S. Treasury
Notes, 0.625% to 2.625%, due 12/31/23 to 02/15/29. The
aggregate market value of the collateral, including accrued
interest, was $1,020,005.

$1,000,000	0.055	%(c)	01/07/22	$1,000,000
Maturity Value: $1,000,139
Settlement Date: 11/18/21

Collateralized by U.S. Treasury Bonds, 3.000% to 6.250%, due
05/15/30 to 02/15/49, U.S. Treasury Interest-Only Stripped
Securities, 0.000%, due 08/15/26 to 08/15/41 and a U.S.
Treasury Note, 0.625%, due 11/30/27. The aggregate market
value of the collateral, including accrued interest, was
$1,019,999.

1,000,000	0.055	(c)	01/07/22	1,000,000
Maturity Value: $1,000,086
Settlement Date: 12/06/21

Collateralized by a U.S. Treasury Bill, 0.000%, due 06/02/22, a
U.S. Treasury Inflation-Indexed Bond, 2.375%, due 01/15/25, a
U.S. Treasury Inflation-Indexed Note, 0.250%, due 01/15/25,
U.S. Treasury Interest-Only Stripped Securities, 0.000%, due
02/15/22 to 11/15/48 and a U.S. Treasury Principal-Only
Stripped Security, 0.000%, due 08/15/41. The aggregate market value of the collateral, including accrued interest, was
$1,020,002.

1,000,000	0.055	(c)	01/07/22	1,000,000
Maturity Value: $1,000,023
Settlement Date: 12/23/21

Collateralized by a U.S. Treasury Bond, 6.250%, due 05/15/30
and U.S. Treasury Interest-Only Stripped Securities, 0.000%,
due 08/15/23 to 02/15/47. The aggregate market value of the
collateral, including accrued interest, was $1,020,087.

1,000,000	0.055	(c)	01/07/22	1,000,000
Maturity Value: $1,000,050
Settlement Date: 12/30/21
Collateralized by U.S. Treasury Interest-Only Stripped Securities, 0.000%, due 08/15/22 to 11/15/45. The aggregate market value of the collateral, including accrued interest, was $1,019,999.
3,000,000	0.070	(c)	01/07/22	3,000,000
Maturity Value: $3,001,079
Settlement Date: 07/19/21

Collateralized by Federal National Mortgage Association, 2.500%
to 3.500%, due 01/01/48 to 01/01/52, Government National
Mortgage Association, 4.000%, due 12/20/51 and a U.S.
Treasury Note, 1.250%, due 11/30/26. The aggregate market
value of the collateral, including accrued interest, was
$3,090,012.

250,000	0.100	(c)	01/07/22	250,000

Repurchase Agreements(b) – (continued)
Bank of Montreal – (continued)
Maturity Value: $250,253
Settlement Date: 07/30/21

Collateralized by Federal National Mortgage Association, 2.000%
to 3.000%, due 07/01/36 to 12/01/51 and Government National
Mortgage Association, 4.000%, due 12/20/51. The aggregate
market value of the collateral, including accrued interest, was
$257,902.

BNP Paribas
$2,500,000	0.050%		01/03/22	$2,500,000
Maturity Value: $2,500,010

Collateralized by U.S. Treasury Bills, 0.000%, due 01/20/22 to
05/19/22, U.S. Treasury Bonds, 2.875% to 4.250%, due
11/15/40 to 05/15/43, U.S. Treasury Interest-Only Stripped
Securities, 0.000%, due 02/15/22 to 05/15/48, U.S. Treasury
Notes, 1.500% to 2.625%, due 03/31/23 to 11/15/26 and U.S.
Treasury Principal-Only Stripped Securities, 0.000%, due
08/15/45 to 11/15/50. The aggregate market value of the
collateral, including accrued interest, was $2,550,002.

4,000,000	0.060	(c)	01/07/22	4,000,000
Maturity Value: $4,001,213
Settlement Date: 09/20/21

Collateralized by a U.S. Treasury Inflation-Indexed Note, 0.125%,
due 01/15/31, U.S. Treasury Interest-Only Stripped Securities,
0.000%, due 02/15/35 to 11/15/37, a U.S. Treasury Note,
2.250%, due 04/15/22 and U.S. Treasury Principal-Only
Stripped Securities, 0.000%, due 02/15/44 to 05/15/47. The
aggregate market value of the collateral, including accrued
interest, was $4,080,063.

5,000,000	0.060	(c)	01/07/22	5,000,000
Maturity Value: $5,001,517
Settlement Date: 08/19/21

Collateralized by Federal Farm Credit Bank, 1.950%, due
08/13/40, Federal Home Loan Mortgage Corp., 3.500% to
4.000%, due 02/01/34 to 06/01/42, Federal National Mortgage
Association, 2.500% to 4.500%, due 05/01/28 to 01/01/51, a
U.S. Treasury Bill, 0.000%, due 01/27/22, a U.S. Treasury
Inflation-Indexed Bond, 0.125%, due 02/15/51, U.S. Treasury
Interest-Only Stripped Securities, 0.000%, due 08/15/33 to
02/15/44, U.S. Treasury Notes, 2.000% to 3.000%, due
10/31/22 to 09/30/25 and a U.S. Treasury Principal-Only
Stripped Security, 0.000%, due 05/15/37. The aggregate market value of the collateral, including accrued interest, was
$5,100,108.

6,000,000	0.060	(c)	01/07/22	6,000,000
Maturity Value: $6,001,820
Settlement Date: 09/07/21

Collateralized by a U.S. Treasury Bond, 3.000%, due 02/15/49, a
U.S. Treasury Floating Rate Note, 0.134%, due 01/31/23 and
U.S. Treasury Interest-Only Stripped Securities, 0.000%, due
02/15/30 to 02/15/47. The aggregate market value of the
collateral, including accrued interest, was $6,120,078.

10,000,000	0.060	(c)	01/07/22	10,000,000

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(b) – (continued)
BNP Paribas – (continued)
Maturity Value: $10,003,033
Settlement Date: 08/19/21

Collateralized by U.S. Treasury Bonds, 3.000%, due 2/15/48 to
8/15/48, U.S. Treasury Notes, 0.250% to 2.000%, due 02/15/22
to 08/15/30 and U.S. Treasury Interest-Only Stripped Securities,
0.000%, due 05/15/31 to 11/15/37. The aggregate market value of the collateral, including accrued interest, was $10,200,022.

$12,000,000	0.060	%(c)	01/07/22	$12,000,000
Maturity Value: $12,003,640
Settlement Date: 09/07/21

Collateralized by Federal National Mortgage Association, 2.000%
to 3.500%, due 01/01/33 to 08/01/51, a U.S. Treasury Bill,
0.000%, due 03/22/22, a U.S. Treasury Bond, 6.250%, due
08/15/23, a U.S. Treasury Inflation-Indexed Bond, 3.625%, due
04/15/28, U.S. Treasury Inflation-Indexed Notes, 0.375% to
0.750%, due 07/15/23 to 07/15/28, U.S. Treasury Interest-Only
Stripped Securities, 0.000%, due 05/15/37 to 11/15/39, U.S.
Treasury Notes, 0.125% to 2.875%, due 05/15/22 to 11/30/23
and a U.S. Treasury Principal-Only Stripped Security, 0.000%,
due 11/15/23. The aggregate market value of the collateral,
including accrued interest, was $12,240,166.

Canadian Imperial Bank of Commerce
3,000,000	0.050		01/03/22	3,000,000
Maturity Value: $3,000,013

Collateralized by a U.S. Treasury Bill, 0.000%, due 07/14/22, U.S.
Treasury Bonds, 1.375% to 3.625%, due 11/15/40 to 11/15/50,
U.S. Treasury Inflation-Indexed Bonds, 2.375% to 3.875%, due
01/15/25 to 04/15/29, U.S. Treasury Inflation-Indexed Notes,
0.125% to 0.875%, due 07/15/22 to 01/15/29 and U.S. Treasury
Notes, 0.125% to 2.875%, due 05/31/22 to 02/15/29. The
aggregate market value of the collateral, including accrued
interest, was $3,060,075.

1,000,000	0.055	(c)	01/06/22	1,000,000
Maturity Value: $1,000,141
Settlement Date: 10/06/21

Collateralized by U.S. Treasury Bonds, 1.625% to 3.000%, due
11/15/44 to 11/15/50, U.S. Treasury Inflation-Indexed Bonds,
0.875% to 3.375%, due 01/15/25 to 02/15/47, U.S. Treasury
Inflation-Indexed Notes, 0.500%, due 04/15/24 to 01/15/28 and
U.S. Treasury Notes, 0.125% to 2.875%, due 08/15/23 to
05/15/31. The aggregate market value of the collateral,
including accrued interest, was $1,020,038.

1,000,000	0.055	(c)	01/07/22	1,000,000
Maturity Value: $1,000,277
Settlement Date: 10/06/21

Collateralized by U.S. Treasury Bonds, 1.875% to 3.000%, due
02/15/41 to 11/15/44 and U.S. Treasury Inflation-Indexed
Bonds, 0.875% to 3.625%, due 01/15/25 to 02/15/47. The
aggregate market value of the collateral, including accrued
interest, was $1,020,072.

4,000,000	0.055	(c)	01/07/22	4,000,000

Repurchase Agreements(b) – (continued)
Canadian Imperial Bank of Commerce – (continued)
Maturity Value: $4,000,189
Settlement Date: 12/20/21

Collateralized by U.S. Treasury Bonds, 1.375% to 3.000%, due
11/15/40 to 11/15/50, U.S. Treasury Inflation-Indexed Bonds,
0.250% to 1.375%, due 02/15/44 to 02/15/50, a U.S. Treasury
Inflation-Indexed Note, 0.500%, due 04/15/24 and U.S.
Treasury Notes, 0.125% to 3.125%, due 05/31/22 to 05/15/31.
The aggregate market value of the collateral, including accrued interest, was $4,080,072.

$5,000,000	0.055	%(c)	01/07/22	$5,000,000
Maturity Value: $5,000,466
Settlement Date: 11/26/21

Collateralized by a U.S. Treasury Bill, 0.000%, due 07/14/22, U.S.
Treasury Bonds, 1.375% to 3.750%, due 11/15/40 to 11/15/50,
U.S. Treasury Inflation-Indexed Bonds, 0.750% to 3.375%, due
04/15/32 to 02/15/49 and U.S. Treasury Notes, 0.500% to
2.875%, due 01/15/23 to 05/15/31. The aggregate market value of the collateral, including accrued interest, was $5,100,056.

5,000,000	0.055	(c)	01/07/22	5,000,000
Maturity Value: $5,000,168
Settlement Date: 12/21/21
Collateralized by U.S. Treasury Notes, 0.125% to 1.500%, due 01/15/23 to 05/31/27. The aggregate market value of the collateral, including accrued interest, was $5,100,092.
7,500,000	0.055	(c)	01/07/22	7,500,000
Maturity Value: $7,502,108
Settlement Date: 08/18/21

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
3.500%, due 02/01/40 to 12/01/49, Federal National Mortgage
Association, 2.000% to 4.000%, due 10/01/43 to 10/01/51 and
Government National Mortgage Association, 3.000%, due
12/20/51. The aggregate market value of the collateral,
including accrued interest, was $7,725,000.

10,000,000	0.055	(c)	01/07/22	10,000,000
Maturity Value: $10,002,750
Settlement Date: 07/28/21

Collateralized by Federal Home Loan Mortgage Corp., 2.000% to
4.000%, due 04/01/29 to 08/01/51, Federal National Mortgage
Association, 2.000% to 4.500%, due 03/01/31 to 10/01/51 and
Government National Mortgage Association, 3.000% to
4.500%, due 03/20/44 to 12/20/51. The aggregate market value of the collateral, including accrued interest, was $10,299,999.

Joint Account III
656,100,000	0.050		01/03/22	656,100,000
Maturity Value: $656,102,734

Royal Bank of Canada
1,000,000	0.060	(c)	01/07/22	1,000,000
Maturity Value: $1,000,350
Settlement Date: 08/30/21

Collateralized by Federal Home Loan Mortgage Corp., 2.000% to
5.000%, due 02/01/43 to 06/01/51 and Federal National
Mortgage Association, 2.000% to 5.500%, due 10/01/35 to
12/01/51. The aggregate market value of the collateral,
including accrued interest, was $1,020,003.

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Schedule of Investments (continued)

December 31, 2021

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(b) – (continued)
Royal Bank of Canada – (continued)
$2,000,000	0.060	%(c)	01/07/22	$2,000,000
Maturity Value: $2,000,717
Settlement Date: 06/30/21

Collateralized by Federal Home Loan Mortgage Corp., 2.000% to
5.000%, due 02/01/43 to 12/01/51 and Federal National
Mortgage Association, 2.000% to 5.500%, due 08/01/40 to
07/01/60. The aggregate market value of the collateral,
including accrued interest, was $2,040,001.

10,000,000	0.060	(c)	01/07/22	10,000,000
Maturity Value: $10,003,567
Settlement Date: 06/24/21

Collateralized by Federal Home Loan Mortgage Corp., 2.000% to
4.500%, due 02/01/43 to 10/01/51 and Federal National
Mortgage Association, 2.000% to 4.000%, due 06/01/40 to
07/01/60. The aggregate market value of the collateral,
including accrued interest, was $10,200,001.

15,000,000	0.060	(c)	01/07/22	15,000,000
Maturity Value: $15,005,250
Settlement Date: 08/12/21

Collateralized by Federal Home Loan Mortgage Corp., 2.000% to
5.000%, due 02/01/43 to 06/01/51 and Federal National
Mortgage Association, 2.000% to 6.000%, due 06/01/40 to
07/01/60. The aggregate market value of the collateral,
including accrued interest, was $15,299,998.

15,000,000	0.060	(c)	01/07/22	15,000,000
Maturity Value: $15,005,250
Settlement Date: 08/13/21

Collateralized by Federal Home Loan Mortgage Corp., 2.000% to
5.000%, due 02/01/43 to 09/01/51 and Federal National
Mortgage Association, 2.000% to 4.000%, due 06/01/41 to
07/01/60. The aggregate market value of the collateral,
including accrued interest, was $15,300,000.

TOTAL REPURCHASE AGREEMENTS				$784,350,000

TOTAL INVESTMENTS – 103.1%				$1,056,454,318

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.1)%				(31,695,725)

NET ASSETS – 100.0%				$1,024,758,593

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on December 31, 2021.

(b)	Unless noted, all repurchase agreements were entered into on December 31, 2021. Additional information on Joint Repurchase Agreement Account III appears in the Additional Investment Information section.

(c)	The instrument is subject to a demand feature.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
FEDL01	—US Federal Funds Effective Rate
MMY	—Money Market Yield
Prime	—Federal Reserve Bank Prime Loan Rate US
SOFR	—Secured Overnight Financing Rate
T-Bill	—Treasury Bill

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT III — At December 31, 2021, the Fund had undivided interests in the Joint Repurchase Agreement Account III, with a maturity date of January 3, 2022, as follows:

Principal Amount	Maturity Value	Collateral Value
$656,100,000	$656,102,734	$675,778,380

REPURCHASE AGREEMENTS — At December 31, 2021, the Principal Amounts of the Fund’s interest in the Joint Repurchase Agreement Account III were as follows:

Counterparty	Interest Rate	Principal Amount
ABN Amro Bank N.V.	0.050%	$246,037,500
Bank of America, N.A.	0.050	205,031,250
BofA Securities, Inc.	0.050	205,031,250

TOTAL		$656,100,000

At December 31, 2021, the Joint Repurchase Agreement Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	2.000 to 4.000%	08/01/46 to 07/01/51
Federal National Mortgage Association	2.000 to 5.500	03/01/33 to 11/01/51
Government National Mortgage Association	2.000 to 3.500	08/20/47 to 12/20/51
U.S. Treasury Bond	1.875	02/15/41
U.S. Treasury Note	1.625	05/15/31

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investments based on amortized cost	$272,104,318
Repurchase agreements based on amortized cost	784,350,000
Cash	5,647
Receivables:
Fund shares sold	3,446,841
Interest	95,611
Reimbursement from investment advisor	21,319
Other assets	19,952

Total assets	1,060,043,688

Liabilities:
Payables:
Fund shares redeemed	35,058,877
Management fees	53,172
Dividend distribution	25
Accrued expenses	173,021

Total liabilities	35,285,095

Net Assets:
Paid-in capital	1,024,758,198
Total distributable earnings	395

NET ASSETS	$1,024,758,593

Net asset value, offering and redemption price per share	$1.00
Net Assets:
Institutional Shares	$523,750,923
Service Shares	501,007,670

Total Net Assets	$1,024,758,593
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Institutional Shares	523,750,704
Service Shares	501,007,475

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statement of Operations

For the Year Ended December 31, 2021

Investment Income:

Interest income	$1,013,382

Expenses:
Management fees	1,741,265
Distribution and Service fees — Service Shares	1,314,534
Transfer Agency fees(a)	217,639
Professional fees	135,205
Custody, accounting and administrative services	78,166
Printing and mailing fees	69,893
Trustee fees	18,252

Other	10,034

Total expenses	3,584,988

Less — expense reductions	(2,621,340)

Net expenses	963,648

NET INVESTMENT INCOME	$49,734

Net realized gain from investment transactions	5,853

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$55,587

(a) Institutional Shares and Service Shares incurred Transfer Agency fees of $112,484 and $105,155, respectively.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2021	For the Fiscal Year Ended December 31, 2020

From operations:
Net investment income	$49,734	$2,857,766
Net realized gain from investment transactions	5,853	154,527

Net increase in net assets resulting from operations	55,587	3,012,293

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(34,324)	(1,973,720)
Service Shares	(32,088)	(1,094,236)

Total distributions to shareholders	(66,412)	(3,067,956)

From share transactions (at $1.00 per share):
Proceeds from sales of shares	690,873,762	1,674,758,015
Reinvestment of distributions	66,343	3,064,523
Cost of shares redeemed	(827,803,075)	(1,230,029,220)

Net increase (decrease) in net assets resulting from share transactions	(136,862,970)	447,793,318

TOTAL INCREASE (DECREASE)	(136,873,795)	447,737,655

Net assets:

Beginning of year	1,161,632,388	713,894,733

End of year	$1,024,758,593	$1,161,632,388

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Money Market Fund
	Institutional Shares
	Year Ended December 31,
	2021		2020	2019	2018	2017

Per Share Data:

Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	0.004	0.021	0.017	0.008

Distributions to shareholders from net investment income(c)	—	(b)	(0.004)	(0.021)	(0.017)	(0.008)

Net asset value, end of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.01%		0.43%	2.11%	1.74%	0.76%

Net assets, end of year (in 000’s)	$523,751		$582,216	$363,783	$411,447	$302,507

Ratio of net expenses to average net assets	0.09%		0.18%	0.18%	0.18%	0.18%

Ratio of total expenses to average net assets	0.21%		0.20%	0.21%	0.23%	0.27%

Ratio of net investment income to average net assets	—	%(e)	0.35%	2.06%	1.73%	0.76%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions.
(e)	Amount is less than 0.005% of average net assets.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Money Market Fund
	Service Shares
	Year Ended December 31,
	2021		2020	2019	2018	2017

Per Share Data:

Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	0.003	0.018	0.015	0.005

Distributions to shareholders from net investment income(c)	—	(b)	(0.003)	(0.018)	(0.015)	(0.005)

Net asset value, end of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.01%		0.27%	1.86%	1.48%	0.51%

Net assets, end of year (in 000’s)	$501,008		$579,416	$350,112	$368,652	$354,248

Ratio of net expenses to average net assets	0.09%		0.33%	0.43%	0.43%	0.43%

Ratio of total expenses to average net assets	0.46%		0.45%	0.46%	0.48%	0.52%

Ratio of net investment income to average net assets	—	%(e)	0.19%	1.81%	1.48%	0.51%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions.
(e)	Amount is less than 0.005% of average net assets.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements

December 31, 2021

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Government Money Market Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional Shares and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The investment valuation policy of the Fund is to use the amortized-cost method permitted by Rule 2a-7 under the Act for valuing portfolio securities. The amortized-cost method of valuation involves valuing a security at its cost and thereafter applying a constant accretion or amortization to maturity of any discount or premium. Normally, a security’s amortized cost will approximate its market value. Under procedures and tolerances approved by the Board of Trustees (“Trustees”), GSAM evaluates daily the difference between the Fund’s net asset value (“NAV”) per share using the amortized costs of its portfolio securities and the Fund’s NAV per share using market-based values of its portfolio securities. The market-based value of a portfolio security is determined, where readily available, on the basis of market quotations provided by pricing services or securities dealers, or, where accurate market quotations are not readily available, on the basis of the security’s fair value as determined in accordance with Valuation Procedures approved by the Trustees. The pricing services may use valuation models or matrix pricing, which may consider (among other things): (i) yield or price with respect to debt securities that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value.

B.  Investment Income and Investments — Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Fund and may include short-term capital gains. Long-term capital gain distributions, if any, are declared and paid annually. The Fund may defer or accelerate the timing of the distribution of short-term capital gains (or any portion thereof).

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements (continued)

December 31, 2021

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

The tax character of distributions paid during the fiscal years ended December 31, 2021 and December 31, 2020 were as follows:

	2021	2020
Distribution paid from:
Ordinary income	$66,412	$3,067,901
Net long-term capital gains	—	55

Total taxable distributions	$66,412	$3,067,956

As of December 31, 2021, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed (Distributions in excess of) ordinary income — net	$423
Timing differences (Distributions Payable)	(25)
Unrealized gains (losses) — net	(3)
Total accumulated earnings (losses) — net	$395

The amortized cost for the Fund stated in the accompanying Statement of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes.

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and had concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

E.  Forward Commitments — A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of forward commitments prior to settlement which may result in a realized gain or loss.

F.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between the Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default, and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, the Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that the Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other funds of the Trust and registered investment companies having management agreements with

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund maintains pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation (including both the amortized cost and market-based methods of valuation) of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies related to the market-based method of valuation, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

As of December 31, 2021, all investments and repurchase agreements are classified as Level 2 of the fair value hierarchy. Please refer to the Schedule of Investments for further detail.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

B.  Distribution and Service (12b-1) Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements (continued)

December 31, 2021

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly at an annual rate of 0.02% of the Fund’s average daily net assets of Institutional Shares and Service Shares.

D.  Other Expense Agreements — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.004% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. This Other Expense limitation will remain in place through at least April 30, 2022, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the year ended December 31, 2021, these expense reductions, including any fee waiver and Other Expense reimbursements, were as follows:

Management Fee Waivers	Distribution, Administration, Service and/or Shareholder Administration Plans Fee Waivers	Transfer Agency Waiver	Other Expense Reimbursements	Total Expense Reductions

$814,764	$1,314,534	$217,639	$274,403	$2,621,340

E.  Contractual and Net Fund Expenses — The investment adviser may contractually agree to waive or reimburse certain fees and expenses until a specified date. The investment adviser or transfer agent may also voluntarily waive certain fees and expenses, and such voluntary waivers may be discontinued or modified at any time without notice. The following table outlines such fees (net of waivers) and Other Expenses (net of reimbursements and custodian and transfer agency fee credit reductions) in order to determine the Fund’s net annualized expenses for the fiscal year. The Fund is not obligated to reimburse Goldman Sachs for prior fiscal year fee waivers, if any.

	Institutional Shares		Service Shares
Fee/Expense Type	Contractual rate, if any	Ratio of net expenses to average net assets for the fiscal year ended December 31, 2021	Contractual rate, if any	Ratio of net expenses to average net assets for the fiscal year ended December 31, 2021
Management Fee	0.16%	0.09%	0.16%	0.09%
Distribution and Service Fees	N/A	N/A	0.25	0.00
Transfer Agency Fees	0.02	0.00	0.02	0.00
Other Expenses	—	0.00 (a)	—	0.00 (a)
Net Expenses		0.09%		0.09%

(a)	Amount is less than 0.005% of average net assets.
N/A	— Fees not applicable to respective share class.

F.  Other Transactions with Affiliates — The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common Trustees.

For the fiscal year ended December 31, 2021, the purchase and sale transactions and related net realized gain (loss) for the Fund with affiliated funds in compliance with Rule 17a-7 under the Act were as follows:

Purchases	Sales	Net Realized Gain (loss)

$—	$199,999	$2

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G.  Line of Credit Facility — As of December 31, 2021, the Fund participated in a $1,000,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the year ended December 31, 2021, the Fund did not have any borrowings under the facility. Prior to April 26, 2021, the facility was $700,000,000.

5.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily. monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

On March 5, 2021, the United Kingdom’s Financial Conduct Authority (“FCA”) and ICE Benchmark Authority formally announced that certain LIBORs will cease publication after December 31, 2021 while others will cease publication after June 30, 2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may adversely affect the Fund’s performance and/or NAV.

Interest Rate Risk — When interest rates increase, the Fund’s yield will tend to be lower than prevailing market rates, and the market value of its securities or instruments may also be adversely affected. A low interest rate environment poses additional risks to the Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements (continued)

December 31, 2021

6.    IDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

7.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

8.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2021	For the Fiscal Year Ended December 31, 2020
Institutional Shares*
Shares sold	496,281,091	1,110,386,804
Reinvestment of distributions	34,294	1,972,393
Shares redeemed	(554,775,442)	(893,897,149)
	(58,460,057)	218,462,048
Service Shares*
Shares sold	194,592,671	564,371,211
Reinvestment of distributions	32,049	1,092,130
Shares redeemed	(273,027,633)	(336,132,071)
	(78,402,913)	229,331,270

NET INCREASE (DECREASE) IN SHARES	(136,862,970)	447,793,318

*	Valued at $1.00 per share.

20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Variable Insurance Trust and Shareholders of

Goldman Sachs Government Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Government Money Market Fund (one of the funds constituting Goldman Sachs Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 23, 2022

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Fund Expenses — Six Month Period Ended December 31, 2021 (Unaudited)

As a shareholder of Institutional Shares and Service Shares of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 through December 31, 2021, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/21	Ending Account Value 12/31/21		Expenses Paid for the 6 Months Ended 12/31/21*
Institutional Shares

Actual	$1,000.00	$1,000.03		$0.35
Hypothetical 5% return	$1,000.00	$1,024.85	+	$0.36
Service Shares

Actual	$1,000.00	$1,000.03		$0.35
Hypothetical 5% return	$1,000.00	$1,024.85	+	$0.36

*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2021. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year (or, since inception, if shorter); and then dividing that result by the number of days in the period. The annualized net expense ratios for the period were 0.07% and 0.07% for Institutional Shares and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 72	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None
Dwight L. Bush Age: 64	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017- present); Director of MoneyLion Inc. (an operator of a data drive, digital financial platform (2021-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				109	None
Kathryn A. Cassidy Age: 67	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None
Diana M. Daniels Age: 72	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None
Joaquin Delgado Age: 61	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019- present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				109	Hexion Inc. (a specialty chemical manufacturer); Stepan Company (a specialty chemical manufacturer)
Eileen H. Dowling Age: 59	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021- September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 61	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling and wall systems) (2016-Present); and was formerly Chairman of the Board of Directors, Con- Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Armstrong World Industries, Inc. (a ceiling and wall systems manufacturer)
Gregory G. Weaver Age: 70	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Verizon Communications Inc.

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 59	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018 — Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	170	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2021.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2021, Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 17 portfolios (13 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 39 portfolios (26 of which offered shares to the public); and Goldman Sachs ETF Trust II, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs ETF Trust II and Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 59	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020–Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 53	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2021.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2021, the Government Money Market Fund designates 83.12% of the dividends paid from net investment company taxable income as section 163(j) Interest Dividends.

25

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado Eileen H. Dowling James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The web site links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these web sites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these web sites.

Fund holdings and allocations shown are as of December 31, 2021 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Government Money Market Fund.

© 2022 Goldman Sachs. All rights reserved.

VITMMAR-22 /268093-OTU-1556111

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item 4 — Principal Accountant Fees and Services for the Goldman Sachs Variable Insurance Trust (“GSVIT”):

Table 1 – Items 4(a) - 4(d)

	2021	2020	Description of Services Rendered
Audit Fees:
• PricewaterhouseCoopers (“PwC”)	$499,130	$436,130	Financial Statement audits.
Audit-Related Fees
PwC	$95,166	$84,939	Other attest services.
Tax Fees
PwC	$0	$0	Tax compliance services provided in connection with the preparation and review of the registrant’s tax returns and certain other tax-related services.

Items 4(b)(c) & (d) Table 2. Non-Audit Services to the GSVIT’s* that were pre-approved by the GSVIT’s Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X

	2021	2020	Description of Services Rendered
Audit-Related Fees
PwC	$1,906,448	$2,060,932	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi-annual updates related to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Variable Insurance Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of GSVIT sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GSVIT may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GSVIT at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GSVIT’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GSVIT, the Audit Committee will pre-approve those non-audit services provided to GSVIT’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GSVIT) where the engagement relates directly to the operations or financial reporting of GSVIT.

Item 4(e)(2) — 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GSVIT’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GSVIT’s service affiliates listed in Table 2 were approved by GSVIT’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) — Not applicable.

Items 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GSVIT for the twelve months ended December 31, 2021 and December 31, 2020 by PwC were approximately $95,166 and $84,939, respectively.

The aggregate non-audit fees billed to GSVIT’s adviser and service affiliates for non-audit services for the twelve months ended December 31, 2020 and December 31, 2019 by PwC were approximately $14.4 million and $14.7 million, respectively. The figures for these entities are not yet available for the twelve months ended December 31, 2021. With regard to the aggregate non-audit fees billed to GSVIT’s adviser and service affiliates, the 2020 and 2019 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GSVIT’s operations or financial reporting.

Items 4(h) — GSVIT’s Audit Committee has considered whether the provision of non-audit services to GSVIT’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Reports to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)		Goldman Sachs Variable Insurance Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on August 24, 2021.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)		Not applicable to open-end investment companies.

(a)(4)		There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Variable Insurance Trust

/s/ James A. McNamara
By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: March 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James A. McNamara
By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: March 4, 2022

/s/ Joseph F. DiMaria
By: Joseph F. DiMaria
Principal Financial Officer of
Goldman Sachs Variable Insurance Trust

Date: March 4, 2022